UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/13

Item 1.	Reports to Stockholders.

DECEMBER 31, 2013

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL

REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE

PRODUCTS TRUST ANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
Fund Summaries
Franklin Flex Cap Growth Securities Fund	FFC-1
*Prospectus Supplement	FFC-8
*Summary Prospectus Supplement	FFC-10
Franklin Global Real Estate Securities Fund	FGR-1
Franklin Growth and Income Securities Fund	FGI-1
Franklin High Income Securities Fund	FH-1
Franklin Income Securities Fund	FI-1
*Prospectus Supplement	FI-8
*Statement of Additional Information Supplement	FI-10
Franklin Large Cap Growth Securities Fund	FLG-1
Franklin Large Cap Value Securities Fund	FLV-1
Franklin Rising Dividends Securities Fund	FRD-1
*Prospectus Supplement	FRD-8
Franklin Small Cap Value Securities Fund	FSV-1
Franklin Small-Mid Cap Growth Securities Fund	FSC-1
Franklin Strategic Income Securities Fund	FSI-1
Franklin Templeton VIP Founding Funds Allocation Fund	FFA-1
Franklin U.S. Government Fund	FUS-1
Mutual Global Discovery Securities Fund	MGD-1
*Prospectus Supplement	MGD-9
Mutual Shares Securities Fund	MS-1
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Bond Securities Fund	TGB-1
Templeton Growth Securities Fund	TG-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

*Not part of the annual report. Retain for your records.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 2

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

FRANKLIN FLEX CAP GROWTH SECURITIES FUND

We are pleased to bring you Franklin Flex Cap Growth Securities Fund’s annual report for the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	Since Inception (3/1/05)
Average Annual Total Return	+37.48%	+17.18%	+7.03%

*The Fund has an expense reduction contractually guaranteed through at least 4/30/14 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (3/1/05–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 1000® Growth Index and the Russell 3000® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Flex Cap Growth Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Flex Cap Growth Securities Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Russell 1000® Growth Index generated a +33.48% total return, and the Russell 3000® Growth Index delivered a +34.23% total return, for the same period.1

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the 12-month period ended December 31, 2013, especially in the second half of the year. Business investment, net exports, and state and local government spending picked up in the second quarter, somewhat offsetting the impact of federal budget cuts. During the third quarter, the economy, as measured by gross domestic product, expanded at the strongest pace since the fourth quarter of 2011, underpinned by consumer spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded for most of the period under review, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.2 Inflation remained well below the Federal Reserve Board’s (Fed’s) 2.0% target.

The year started on a positive note with Congress passing a budget bill that averted automatic federal budget cuts and income tax increases. However, Washington’s lack of consensus on proposed expenditure reductions resulted in federal spending cuts starting in March. Fed Chairman Ben Bernanke indicated in May that the Fed might reduce monthly asset purchases, assuming ongoing U.S. recovery. In September, however, he announced that any reduction of Fed purchases would be postponed until U.S. economic growth strengthened. A U.S. budget impasse, which led to a temporary shutdown of non-essential government services in October, ended after Congress agreed to fund the government until January 2014 and raise the debt limit until February. U.S. equity markets reached new highs after the resolution of the

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investments, as small and midsized company stocks can be volatile, especially over the short term. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund includes investments in technology securities, which can be highly volatile and involve special risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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budget impasse and the Fed’s reassurance at its October meeting that it would continue its supportive monetary programs. In December, Congress passed a two-year budget deal that would ease automatic spending cuts in 2014 and lower the risk of another government shutdown. Meanwhile, the Fed announced it would reduce its monthly bond purchases by $10 billion beginning in January 2014. The Fed, however, committed to keeping interest rates low as long as the unemployment rate remained over 6.5% and inflation expectations remained low.

Rising corporate profits and generally favorable economic data bolstered investor confidence, helping markets overcome brief periods of sell-offs in reaction to Fed statements and to Washington’s fiscal negotiations. U.S. stocks generated strong 12-month returns as the Standard & Poor’s® 500 Index and Dow Jones Industrial Average reached all-time highs during the period.3

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, nearly all sectors contributed to performance relative to the Russell 3000® Growth Index. Stock selection and overweightings in the information technology (IT) and health care sectors drove relative performance.4 In the IT sector,

3. Please see Index Descriptions following the Fund Summaries.

4. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

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personal computing and mobile communication device manufacturer Apple and global payments and technology company MasterCard were among the top performers. Apple’s share price rallied late in the year based on strong sales of its new phones, a new sales agreement with China Mobile, and market expectations that the company could buy back more stock than originally announced. MasterCard’s share price rose after the company reported better-than-expected second- and third-quarter results driven by volume and transaction growth across geographies. The stock rose again after the company announced a new share repurchase program and an increased quarterly dividend toward year-end. In the health care sector, generic pharmaceutical company Actavis and biotechnology firms Celgene and Biogen Idec contributed to relative returns. The share price of Actavis rose after the company announced a merger with specialty drug maker Warner Chilcott and raised its 2013 earnings outlook. Celgene announced strong earnings that were driven by increased sales of its flagship drug Revlimid, which treats multiple myeloma, and company management was hopeful about favorable trial data for drugs in development, including psoriasis drug Apremilast. Multiple sclerosis drug Tecfidera increased sales and earnings for Biogen Idec after it received Food and Drug Administration (FDA) approval and was granted U.S. and European patents. Also supporting relative returns were an underweighting in consumer staples, particularly a lack of exposure to the tobacco industry, and stock selection in the beverage industry.5 Elsewhere, apparel and footwear manufacturer Under Armour in the consumer durables and apparel industry was a notable individual contributor to Fund performance.

In contrast, stock selection in the energy sector detracted from the Fund’s relative performance. Oil exploration and production company Cobalt International Energy, a key detractor, could not find commercially viable oil at one of its Gulf of Mexico wells, and toward year-end, its stock fell amid concerns the company may be unable to profit from its larger-than-expected natural gas discovery in Angola. IT companies F5 Networks6 and Nuance Communications,6 pharmaceutical companies ARIAD Pharmaceuticals6 and Allergan,6 and off-benchmark consumer durables and apparel company Lululemon Athletica (Canada) detracted from relative returns. The share price of computer network optimization products manufacturer F5 Networks declined amid slowing revenue growth based on reduced or delayed orders by its largest

5. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI.

6. Sold by period-end.

Top 10 Holdings

Franklin Flex Cap Growth Securities Fund

12/31/13

Company Sector/Industry	% of Total Investments
Google Inc., A	3.0%
Software & Services
Apple Inc.	2.9%
Technology Hardware & Equipment
MasterCard Inc., A	2.5%
Software & Services
Gilead Sciences Inc.	2.1%
Pharmaceuticals, Biotechnology & Life Sciences
Celgene Corp.	1.9%
Pharmaceuticals, Biotechnology & Life Sciences
Ecolab Inc.	1.9%
Materials
Amazon.com Inc.	1.8%
Retailing
Visa Inc., A	1.8%
Software & Services
Actavis PLC	1.7%
Pharmaceuticals, Biotechnology & Life Sciences
Precision Castparts Corp.	1.6%
Capital Goods

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FFC-4

customers and loss of market share to software-oriented businesses. Speech-software maker Nuance struggled with quarterly losses resulting from acquisition costs, higher expenses and lower margins despite revenue growth. ARIAD Pharmaceuticals’ share price fell after the biotechnology company halted trials on its leukemia drug Iclusig and the FDA suspended sales in response to reports of harmful side effects. Earnings for beauty drug maker Allergan were impacted by the sale of its obesity prevention business and the delay of new drug treatments pending FDA approval. The potential for earlier-than-expected FDA approval of generic alternatives to its eye drug Restasis also caused concern. The share price of technical athletic apparel maker Lululemon Athletica declined amid weak earnings after the company recalled a yoga pants line and endured related public relations issues that resulted in senior management turnover.

Thank you for your participation in Franklin Flex Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Flex Cap Growth Securities Fund – Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,238.70	$5.25
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.93%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FFC-7

SUPPLEMENT DATED SEPTEMBER 1, 2013

TO THE PROSPECTUS DATED MAY 1, 2013

OF

FRANKLIN FLEX CAP GROWTH SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The Fund Summary “Portfolio Managers” section on page FFC-S4 is revised to read as follows:

Portfolio Managers

CONRAD B. HERRMANN, CFA Senior Vice President of Advisers and portfolio manager of the Fund since inception (2005).

MATTHEW J. MOBERG, CPA Vice President of Advisers and portfolio manager of the Fund since inception (2005).

ROBERT STEVENSON, CFA Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since September 2013.

II.  For the Fund Details “Management” section disclosure concerning the portfolio management team beginning on page FFC-D4 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in sectors believed to have growth potential. The portfolio managers of the team are as follows:

CONRAD B. HERRMANN, CFA Senior Vice President of Advisers	Mr. Herrmann has been the lead portfolio manager of the Fund since its inception (2005). He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1989.

FFC-8

MATTHEW J. MOBERG, CPA Vice President of Advisers	Mr. Moberg has been a portfolio manager of the Fund since its inception (2005), providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.
ROBERT STEVENSON, CFA Portfolio Manager and Research Analyst of Advisers	Mr. Stevenson has been a portfolio manager of the Fund since September 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2004.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement for future reference.

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SUPPLEMENT DATED SEPTEMBER 1, 2013

TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013

OF

FRANKLIN FLEX CAP GROWTH SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The summary prospectus is amended as follows:

The “Portfolio Managers” section on page FFC-S4 is revised to read as follows:

Portfolio Managers

CONRAD B. HERRMANN, CFA  Senior Vice President of Advisers and portfolio manager of the Fund since inception (2005).

MATTHEW J. MOBERG, CPA  Vice President of Advisers and portfolio manager of the Fund since inception (2005).

ROBERT STEVENSON, CFA  Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since September 2013.

Please keep this supplement for future reference.

FFC-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Flex Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.21	$12.09	$12.70	$10.93	$8.22

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.01	(0.02)	(0.02)	(—)[c]
Net realized and unrealized gains (losses)	4.95	1.11	(0.59)	1.79	2.71

Total from investment operations	4.94	1.12	(0.61)	1.77	2.71

Less distributions from:
Net investment income	(—)[c]	—	—	—	—
Net realized gains	(0.04)	—	—	—	—

Total distributions	(0.04)	—	—	—	—

Net asset value, end of year	$18.11	$13.21	$12.09	$12.70	$10.93

Total return[d]	37.48%	9.26%	(4.80)%	16.19%	32.97%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.18%	1.18%	1.16%	1.18%	1.19%
Expenses net of waiver and payments by affiliates	0.93%	0.93%	0.93%	0.93%	0.93%	[e]
Net investment income (loss)	(0.09)%	0.09%	(0.14)%	(0.17)%	(0.01)%

Supplemental data
Net assets, end of year (000’s)	$169,123	$159,122	$188,527	$227,774	$244,768
Portfolio turnover rate	52.15%	43.50%	63.99%	60.00%	33.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Flex Cap Growth Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.12	$12.01	$12.63	$10.88	$8.21

Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(—)[c]	(0.03)	(0.03)	(0.01)
Net realized and unrealized gains (losses)	4.91	1.11	(0.59)	1.78	2.69

Total from investment operations	4.88	1.11	(0.62)	1.75	2.68

Less distributions from:
Net investment income	—	—	—	—	(0.01)
Net realized gains	(0.04)	—	—	—	—

Total distributions	(0.04)	—	—	—	(0.01)

Net asset value, end of year	$17.96	$13.12	$12.01	$12.63	$10.88

Total return[d]	37.28%	9.24%	(4.91)%	16.08%	32.69%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.28%	1.28%	1.26%	1.28%	1.29%
Expenses net of waiver and payments by affiliates	1.03%	1.03%	1.03%	1.03%	1.03% [e]
Net investment income (loss)	(0.19)%	(0.01)%	(0.24)%	(0.27)%	(0.11)%

Supplemental data
Net assets, end of year (000’s)	$251,339	$216,607	$270,598	$263,746	$218,798
Portfolio turnover rate	52.15%	43.50%	63.99%	60.00%	33.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks 100.4%
Automobiles & Components 0.9%
BorgWarner Inc.	56,650	$3,167,302
[a] Tesla Motors Inc.	4,880	733,854

		3,901,156

Banks 1.7%
[a] Signature Bank/New York NY	39,070	4,196,899
Wells Fargo & Co.	66,410	3,015,014

		7,211,913

Capital Goods 11.0%
[a] Chart Industries Inc.	39,070	3,736,655
Danaher Corp.	48,830	3,769,676
[a] DigitalGlobe Inc.	36,630	1,507,325
Fastenal Co.	41,020	1,948,860
[a]HD Supply Holdings Inc.	28,570	685,966
Honeywell International Inc.	48,830	4,461,597
[a]Jacobs Engineering Group Inc.	34,180	2,152,998
[a]The Keyw Holding Corp.	24,420	328,205
The Manitowoc Co. Inc.	141,620	3,302,578
Pall Corp.	47,620	4,064,367
Precision Castparts Corp.	25,690	6,918,317
[a]Proto Labs Inc.	29,300	2,085,574
Rockwell Automation Inc.	20,570	2,430,551
Roper Industries Inc.	26,370	3,656,992
[a]United Rentals Inc.	64,830	5,053,498

		46,103,159

Commercial & Professional Services 1.9%
[a] IHS Inc., A	16,600	1,987,020
Nielsen Holdings NV	58,600	2,689,154
[a]Stericycle Inc.	19,530	2,268,800
[a]Verisk Analytics Inc., A	16,120	1,059,406

		8,004,380

Consumer Durables & Apparel 4.3%
[a] Lululemon Athletica Inc. (Canada)	20,510	1,210,705
[a]Michael Kors Holdings Ltd.	45,020	3,655,174
NIKE Inc., B	56,160	4,416,422
Ralph Lauren Corp.	18,010	3,180,026
[a]TRI Pointe Homes Inc.	76,190	1,518,467
[a]Under Armour Inc., A	46,390	4,049,847

		18,030,641

Consumer Services 3.0%
[a] Bally Technologies Inc.	33,330	2,614,738
[a]Chipotle Mexican Grill Inc.	3,860	2,056,531
[a]Chuy’s Holdings Inc.	28,570	1,029,091
[a]Hilton Worldwide Holdings Inc.	35,590	791,878
Las Vegas Sands Corp.	18,910	1,491,432
[a]Noodles & Co.	21,490	771,921
Wynn Resorts Ltd.	19,050	3,699,700

		12,455,291

Diversified Financials 3.4%
[a] Affiliated Managers Group Inc.	4,385	951,019

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Diversified Financials (continued)
Discover Financial Services	48,830	$2,732,039
Evercore Partners Inc.	22,500	1,345,050
Financial Engines Inc.	23,440	1,628,611
IntercontinentalExchange Group Inc.	14,210	3,196,113
T. Rowe Price Group Inc.	54,030	4,526,093

		14,378,925

Energy 3.5%
Anadarko Petroleum Corp.	24,420	1,936,995
[a]Cobalt International Energy Inc.	35,000	575,750
[a]Diamondback Energy Inc.	23,440	1,239,038
[a]FMC Technologies Inc.	41,020	2,141,654
National Oilwell Varco Inc.	25,210	2,004,951
Noble Energy Inc.	36,140	2,461,496
Oceaneering International Inc.	13,180	1,039,638
Schlumberger Ltd.	38,270	3,448,510

		14,848,032

Food & Staples Retailing 1.1%
[a,b] Fairway Group Holdings Corp.	18,470	334,676
[a]Sprouts Farmers Markets LLC	4,200	161,406
Whole Foods Market Inc.	69,520	4,020,342

		4,516,424

Food, Beverage & Tobacco 2.2%
[a]Boston Beer Inc., A	8,060	1,948,827
Mead Johnson Nutrition Co., A	32,180	2,695,397
[a]Monster Beverage Corp.	34,760	2,355,685
PepsiCo Inc.	24,420	2,025,395

		9,025,304

Health Care Equipment & Services 3.5%
Abbott Laboratories	78,130	2,994,723
[a]Cerner Corp.	56,160	3,130,358
[a]DaVita HealthCare Partners Inc.	38,100	2,414,397
[a]Envision Healthcare Holdings Inc.	21,490	763,325
[a]Express Scripts Holding Co.	36,630	2,572,891
McKesson Corp.	14,650	2,364,510
[a,b] Veeva Systems Inc.	11,720	376,212

		14,616,416

Insurance 0.5%
Aflac Inc.	31,740	2,120,232

Materials 4.2%
Airgas Inc.	18,070	2,021,130
Cytec Industries Inc.	48,830	4,549,003
Ecolab Inc.	78,130	8,146,615
Praxair Inc.	23,440	3,047,903

		17,764,651

Media 5.9%
[a]Charter Communications Inc., A	19,530	2,670,923
[a]Discovery Communications Inc., C	53,720	4,504,959
[a]Imax Corp. (Canada)	56,270	1,658,840

FFC-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Media (continued)
[a]Sirius XM Holdings Inc.	1,269,680	$4,431,183
Twenty-First Century Fox Inc., A	131,850	4,638,483
The Walt Disney Co.	87,900	6,715,560

		24,619,948

Pharmaceuticals, Biotechnology & Life Sciences 10.6%
[a]Actavis PLC	43,950	7,383,600
[a]Alnylam Pharmaceuticals Inc.	29,300	1,884,869
[a]Biogen Idec Inc.	21,980	6,148,905
Bristol-Myers Squibb Co.	81,040	4,307,276
[a]Celgene Corp.	48,830	8,250,317
[a]Celldex Therapeutics Inc.	97,670	2,364,591
[a]Gilead Sciences Inc.	122,090	9,175,063
[a]Illumina Inc.	25,390	2,808,642
[a]Quintiles Transnational Holdings Inc.	45,900	2,127,006

		44,450,269

Real Estate 0.5%
American Tower Corp.	28,570	2,280,457

Retailing 7.4%
[a]Amazon.com Inc.	19,530	7,788,369
[a]The Container Store Group Inc.	14,650	682,837
Dick’s Sporting Goods Inc.	53,720	3,121,132
[a]Dollar General Corp.	33,750	2,035,800
[a]HomeAway Inc.	71,300	2,914,744
Lithia Motors Inc.	14,650	1,017,003
[a]LKQ Corp.	38,100	1,253,490
[a]Netflix Inc.	2,930	1,078,738
[a]Priceline.com Inc.	4,690	5,451,656
Ross Stores Inc.	14,650	1,097,725
[a]Shutterfly Inc.	19,530	994,663
Tractor Supply Co.	34,180	2,651,684
[a]TripAdvisor Inc.	14,450	1,196,893

		31,284,734

Semiconductors & Semiconductor Equipment 3.1%
[a]Cavium Inc.	31,740	1,095,347
Microchip Technology Inc.	75,690	3,387,128
[a]NXP Semiconductors NV (Netherlands)	102,550	4,710,122
Xilinx Inc.	83,020	3,812,278

		13,004,875

Software & Services 19.5%
[a]Alliance Data Systems Corp.	12,210	3,210,375
[a]ANSYS Inc.	34,670	3,023,224
[a]Bottomline Technologies Inc.	34,180	1,235,949
[a]BroadSoft Inc.	41,510	1,134,883
[a]Demandware Inc.	17,380	1,114,406
[a]eBay Inc.	58,600	3,216,554
[a]Electronic Arts Inc.	34,180	784,089
[a]Facebook Inc., A	97,670	5,338,642
[a]FireEye Inc.	9,760	425,634
[a]FleetCor Technologies Inc.	26,860	3,147,186
[a]Fortinet Inc.	49,520	947,318

FFC-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Software & Services (continued)
[a]Global Eagle Entertainment Inc.	48,830	$726,102
[a]Google Inc., A	11,720	13,134,721
[a]Guidewire Software Inc.	34,180	1,677,213
[a]LinkedIn Corp., A	18,560	4,024,365
MasterCard Inc., A	13,190	11,019,717
[a]NetSuite Inc.	40,950	4,218,669
[a]Pandora Media Inc.	37,820	1,006,012
[a]Salesforce.com Inc.	81,040	4,472,598
[a]ServiceNow Inc.	45,240	2,533,892
[a]Splunk Inc.	18,000	1,236,060
[a,b] Twitter Inc.	19,530	1,243,084
Visa Inc., A	34,180	7,611,202
[a]Workday Inc.	14,280	1,187,525
[a]Yahoo! Inc.	87,900	3,554,676
[a]Yelp Inc.	12,110	834,985

		82,059,081

Technology Hardware & Equipment 6.8%
Apple Inc.	22,460	12,602,531
National Instruments Corp.	61,370	1,965,068
[a]Palo Alto Networks Inc.	17,090	982,162
QUALCOMM Inc.	92,780	6,888,915
[a]Stratasys Ltd.	19,530	2,630,691
[a]Trimble Navigation Ltd.	85,570	2,969,279
[a,b] Ubiquiti Networks Inc.	12,690	583,232

		28,621,878

Telecommunication Services 0.9%
[a]SBA Communications Corp.	43,950	3,948,468

Transportation 4.3%
Canadian Pacific Railway Ltd. (Canada)	16,120	2,439,278
Expeditors International of Washington Inc.	27,010	1,195,193
[a]Genesee & Wyoming Inc.	32,720	3,142,756
[a]Hub Group Inc., A	72,040	2,872,955
Kansas City Southern	23,440	2,902,575
[a]Kirby Corp.	8,990	892,258
[a]Spirit Airlines Inc.	31,740	1,441,313
Union Pacific Corp.	19,530	3,281,040

		18,167,368

Utilities 0.2%
[a] Calpine Corp.	47,620	929,066

Total Common Stocks (Cost $252,878,108)		422,342,668

Short Term Investments 3.0%
Money Market Funds (Cost $10,328,559) 2.5%
[a,c] Institutional Fiduciary Trust Money Market Portfolio	10,328,559	10,328,559

FFC-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
[d]Investments from Cash Collateral Received for Loaned Securities 0.5%
Money Market Funds (Cost $2,060,390) 0.5%
[e] BNY Mellon Overnight Government Fund, 0.017%	2,060,390	$2,060,390

Total Investments (Cost $265,267,057) 103.4%		434,731,617
Other Assets, less Liabilities (3.4)%		(14,270,104)

Net Assets 100.0%		$420,461,513

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2013. See Note 1(b).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(b) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FFC-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Flex Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$254,938,498
Cost - Sweep Money Fund (Note 7)	10,328,559

Total cost of investments	$265,267,057

Value - Unaffiliated issuers	$424,403,058
Value - Sweep Money Fund (Note 7)	10,328,559

Total value of investments (Includes securities loaned in the amount of $2,015,270)	434,731,617
Receivables:
Investment securities sold	1,512,567
Capital shares sold	119,568
Dividends and interest	243,501
Other assets	9

Total assets	436,607,262

Liabilities:
Payables:
Capital shares redeemed	13,550,514
Management fees	246,150
Distribution fees	217,410
Payable upon return of securities loaned	2,060,390
Accrued expenses and other liabilities	71,285

Total liabilities	16,145,749

Net assets, at value	$420,461,513

Net assets consist of:
Paid-in capital	$193,788,468
Undistributed net investment income (loss)	—
Net unrealized appreciation (depreciation)	169,464,560
Accumulated net realized gain (loss)	57,208,485

Net assets, at value	$420,461,513

Class 2:
Net assets, at value	$169,122,581

Shares outstanding	9,339,577

Net asset value and maximum offering price per share	$18.11

Class 4:
Net assets, at value	$251,338,932

Shares outstanding	13,993,419

Net asset value and maximum offering price per share	$17.96

The accompanying notes are an integral part of these financial statements.

FFC-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Flex Cap Growth Securities Fund
Investment income:
Dividends	$3,248,936
Income from securities loaned	125,937

Total investment income	3,374,873

Expenses:
Management fees (Note 3a)	3,303,802
Administrative fees (Note 3b)	321,920
Distribution fees: (Note 3c)
Class 2	410,341
Class 4	828,555
Unaffiliated transfer agent fees	122
Custodian fees (Note 4)	3,411
Reports to shareholders	68,126
Professional fees	40,107
Trustees’ fees and expenses	1,567
Other	7,096

Total expenses	4,985,047
Expenses waived/paid by affiliates (Note 3f)	(1,019,759)

Net expenses	3,965,288

Net investment income (loss)	(590,415)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	60,105,842
Net change in unrealized appreciation (depreciation) on investments	67,788,666

Net realized and unrealized gain (loss)	127,894,508

Net increase (decrease) in net assets resulting from operations	$127,304,093

The accompanying notes are an integral part of these financial statements.

FFC-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Flex Cap Growth Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(590,415)	$121,580
Net realized gain (loss) from investments	60,105,842	31,233,189
Net change in unrealized appreciation (depreciation) on investments	67,788,666	10,611,218

Net increase (decrease) in net assets resulting from operations	127,304,093	41,965,987

Distributions to shareholders from:
Net investment income:
Class 2	(6,555)	—
Net realized gains:
Class 2	(449,397)	—
Class 4	(654,813)	—

Total distributions to shareholders	(1,110,765)	—

Capital share transactions: (Note 2)
Class 2	(41,676,643)	(46,599,479)
Class 4	(39,784,837)	(78,761,409)

Total capital share transactions	(81,461,480)	(125,360,888)

Net increase (decrease) in net assets	44,731,848	(83,394,901)
Net assets:
Beginning of year	375,729,665	459,124,566

End of year	$420,461,513	$375,729,665

Undistributed net investment income (loss) included in net assets:
End of year	$—	$170,117

The accompanying notes are an integral part of these financial statements.

FFC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Flex Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 77.84% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non regulated money funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life

FFC-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Securities Lending (continued)

of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

FFC-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Accounting Estimates (continued)

date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,113,999	$16,865,422	2,132,121	$28,565,855
Shares issued in reinvestment of distributions	30,996	455,952	—	—
Shares redeemed	(3,846,981)	(58,998,017)	(5,689,199)	(75,165,334)

Net increase (decrease)	(2,701,986)	$(41,676,643)	(3,557,078)	$(46,599,479)

Class 4 Shares:
Shares sold	1,584,158	$24,181,871	3,802,626	$49,894,849
Shares issued on reinvestment of distributions	44,850	654,813	—	—
Shares redeemed	(4,145,079)	(64,621,521)	(9,818,530)	(128,656,258)

Net increase (decrease)	(2,516,071)	$(39,784,837)	(6,015,904)	$(78,761,409)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FFC-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $100 million
0.650%	Over $100 million, up to and including $250 million
0.600%	Over $250 million, up to and including $10 billion
0.550%	Over $10 billion, up to and including $12.5 billion
0.525%	Over $12.5 billion, up to and including $15 billion
0.500%	In excess of $15 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

e. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FFC-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class 2 and Class 4 of the Fund does not exceed 0.68% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$6,555	$—
Long term capital gain	1,104,210	—

	$1,110,765	$—

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$266,248,173

Unrealized appreciation	$169,890,224
Unrealized depreciation	(1,406,780)

Net unrealized appreciation (depreciation)	$168,483,444

Undistributed ordinary income	$5,891,303
Undistributed long term capital gains	52,298,301

Distributable earnings	$58,189,604

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $204,366,802 and $ 269,694,947, respectively.

FFC-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$422,342,668	$—	$—	$422,342,668
Short Term Investments	10,328,559	2,060,390	—	12,388,949

Total Investments in Securities	$432,671,227	$2,060,390	$—	$434,731,617

aIncludes common stocks.

bFor detailed categories, see the accompanying Statement of Investments.

FFC-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FFC-27

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

FFC-28

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Flex Cap Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,104,210 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

FFC-29

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

This annual report for Franklin Global Real Estate Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+2.32%	+12.12%	+3.83%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the FTSE® EPRA/NAREIT Developed Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Global Real Estate Securities Fund

Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Global Real Estate Securities Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index posted a +4.39% total return for the same period.1

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. Also, the Fund is a nondiversified fund, and investing in a nondiversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in China and other emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

Global Real Estate Market Overview

Overall, global real estate markets rose modestly during the year. According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, Greece, Israel and Japan led global real estate markets. The U.K., Sweden and Italy also posted robust results. In contrast, some markets represented in the index lost value, including Norway, Hong Kong and Singapore.

Investment Strategy

We seek to limit price volatility by investing across markets and property types and seek to provide a consistently high level of income in our pursuit of high total return. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

What is a REIT?

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

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Manager’s Discussion

Stock selection in the office space sector was a key contributor to the Fund’s performance relative to the benchmark index. For example, Japan-based Kenedix Realty Investment was a leading performer as, in our view, the stock was undervalued and traded at an attractive implied capitalization rate. Many investors seemed excited that earnings might have reached a low point based mainly on improving portfolio occupancy and management’s active property acquisitions. We believe that earnings had more upside potential, driven by rising rents, along with additional property purchases using borrowing capacity.

An overweighting and stock selection in the hotel, resort and entertainment property sector also enhanced relative returns. U.S.-based Starwood Hotels & Resorts Worldwide registered strong performance relative to its hotel peers during the period, largely reflecting positive lodging fundamentals across its markets and improved investor sentiment. Starwood’s global presence and fee-income focus made the company, in our view, well positioned to generate steady earnings growth and exceed expectations. The company’s share buyback program also bolstered performance.

Although the diversified real estate activities sector was an overall detractor from relative performance, the Fund’s investment in Mitsui Fudosan boosted returns. Shares outperformed resulting from what many viewed as the Japanese firm’s attractive growth prospects compared to other large developers. Although its competitors struggled with the slow office rent recovery, Mitsui Fudosan had steady profit growth supported by what our analysis determined as a highly diversified business portfolio and strong development pipeline. In our view, the company could beat its earnings guidance based on a higher margin for the condominium segment, as well as new office and commercial properties that began contributing to earnings.

In contrast, stock selection in the residential property sector detracted from relative performance, including Canadian Apartment Properties (CAPREIT). We maintained an underweighted position in CAPREIT amid concerns over a potential rising interest rate environment, which could weigh on the stock many viewed as a lower growth, defensive, yield investment. With the Canadian government 10-year bond yield rising more than 100 basis points (100 basis points equals one percentage point) over the year, the sector underperformed and CAPREIT was not an exception. Also, CAPREIT’s growth profile was dampened following the announcement by the government of Ontario (where the company had many properties) that the 2014 annual rent increase guideline would be just 0.8%, down from 2.5% in 2013. In the third quarter, we exited our position.

Top 10 Holdings

Franklin Global Real Estate

Securities Fund

12/31/13

Company Sector/Industry, Country	% of Total Net Assets
Mitsui Fudosan Co. Ltd	5.3%
Diversified Real Estate Activities, Japan
Mitsubishi Estate Co. Ltd.	5.1%
Diversified Real Estate Activities, Japan
Simon Property Group Inc.	4.7%
Retail REITs, U.S.
Unibail-Rodamco SE	3.4%
Retail REITs, France
Prologis Inc.	2.4%
Industrial REITs, U.S.
Westfield Group	2.1%
Retail REITs, Australia
Vornado Realty Trust	2.0%
Diversified REITs, U.S.
Public Storage	1.9%
Specialized REITs, U.S.
Ventas Inc.	1.9%
Specialized REITs, U.S.
Host Hotels & Resorts Inc.	1.9%
Specialized REITs, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Security selection and an underweighting in diversified real estate activities also weighed on returns. Tokyu Land merged with its two listed subsidiaries, Tokyu Community and Tokyu Livable, to form Tokyu Fudosan Holdings. The transaction sought to eliminate business overlap, reduce costs and improve the Japanese company’s financials; however, Tokyu Land remained one of the most leveraged major real estate developers. Although the company’s leasing portfolio was widely viewed as high quality and well located in central Tokyo, the firm appeared to lag rivals in expanding, which we believe contributed to a profit growth outlook that was modest in our view.

Other detractors included Australia-based mall owner Westfield Group. We began reducing our stock overweighting in the second half of 2013 as the stock began to underperform the benchmark. As with many mall REIT peers, stock declines followed a marked deceleration in U.S. same-store sales. In addition, investors seemed skeptical about the company’s announcement toward year-end that it intended to restructure and split its Australian and international businesses into two entities.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Thank you for your participation in Franklin Global Real Estate Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Real Estate Securities Fund Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,013.80	$6.75
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.77

*Expenses are calculated using the most recent six-month annualized expense ratio, for the Fund’s Class 2 shares (1.33%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.66	$11.47	$13.12	$11.16	$10.84

Income from investment operations[a]:
Net investment income[b]	0.24	0.25	0.21	0.38	0.30
Net realized and unrealized gains (losses)	0.13	2.94	(0.83)	1.94	1.36

Total from investment operations	0.37	3.19	(0.62)	2.32	1.66

Less distributions from net investment income and net realized foreign currency gains	(0.74)	—	(1.03)	(0.36)	(1.34)

Net asset value, end of year	$14.29	$14.66	$11.47	$13.12	$11.16

Total return[c]	2.61%	27.81%	(5.45)%	21.24%	19.41%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.10%	1.11%	1.12%	1.11%	1.11%
Expenses net of waiver and payments by affiliates	1.10%	1.07%	0.98%	0.86%	0.76%	[d]
Net investment income	1.62%	1.92%	1.64%	3.24%	3.13%

Supplemental data
Net assets, end of year (000’s)	$34,276	$38,329	$33,670	$40,430	$38,486
Portfolio turnover rate	21.29%	22.29%	28.95%	76.52%	87.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.27	$11.20	$12.83	$10.92	$10.61

Income from investment operations[a]:
Net investment income[b]	0.20	0.21	0.17	0.34	0.27
Net realized and unrealized gains (losses)	0.13	2.86	(0.81)	1.90	1.33

Total from investment operations	0.33	3.07	(0.64)	2.24	1.60

Less distributions from net investment income and net realized foreign currency gains	(0.67)	—	(0.99)	(0.33)	(1.29)

Net asset value, end of year	$13.93	$14.27	$11.20	$12.83	$10.92

Total return[c]	2.32%	27.41%	(5.65)%	20.97%	19.08%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.35%	1.36%	1.37%	1.36%	1.36%
Expenses net of waiver and payments by affiliates	1.35%	1.32%	1.23%	1.11%	1.01%	[d]
Net investment income	1.37%	1.67%	1.39%	2.99%	2.88%

Supplemental data
Net assets, end of year (000’s)	$328,825	$344,044	$292,356	$352,854	$345,445
Portfolio turnover rate	21.29%	22.29%	28.95%	76.52%	87.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Common Stocks 98.4%
Diversified Real Estate Activities 17.4%
CapitaLand Ltd.	Singapore	1,008,262	$2,421,171
Hang Lung Properties Ltd.	Hong Kong	1,080,248	3,426,993
Mitsubishi Estate Co. Ltd.	Japan	624,360	18,647,789
Mitsui Fudosan Co. Ltd.	Japan	534,657	19,218,203
Sun Hung Kai Properties Ltd.	Hong Kong	393,533	4,993,797
Tokyo Tatemono Co. Ltd.	Japan	571,815	6,342,639
[a]Tokyu Fudosan Holdings Corp.	Japan	132,273	1,243,592
The Wharf Holdings Ltd.	Hong Kong	895,906	6,839,727

			63,133,911

Diversified REITs 10.5%
[b]Activia Properties Inc., 144A	Japan	206	1,621,785
American Assets Trust Inc.	United States	73,639	2,314,474
British Land Co. PLC	United Kingdom	394,731	4,112,999
Canadian REIT	Canada	61,614	2,515,840
Kenedix Realty Investment Corp.	Japan	669	3,173,461
Land Securities Group PLC	United Kingdom	348,681	5,564,508
Liberty Property Trust	United States	30,206	1,023,077
Mirvac Group	Australia	1,883,214	2,824,166
Stockland	Australia	1,005,947	3,241,630
Suntec REIT	Singapore	1,644,730	2,007,358
Vornado Realty Trust	United States	81,768	7,260,181
Wereldhave N.V.	Netherlands	23,900	1,879,432
WP Carey Inc.	United States	11,326	694,850

			38,233,761

Home Furnishings 0.3%
[a]Mohawk Industries Inc.	United States	7,580	1,128,662

Home Improvement Retail 0.3%
The Home Depot Inc.	United States	11,240	925,502

Industrial REITs 6.0%
Ascendas REIT	Singapore	750,308	1,308,193
[b]Ascendas REIT, 144A	Singapore	165,961	289,360
Goodman Group	Australia	1,022,099	4,315,542
Mapletree Logistics Trust	Singapore	2,056,530	1,719,479
Nippon Prologis REIT Inc.	Japan	160	1,528,585
[b]Nippon Prologis REIT Inc., 144A	Japan	47	449,022
[b]Nippon Prologis REIT Inc., 144A	Japan	138	1,318,404
Prologis Inc.	United States	231,964	8,571,070
STAG Industrial Inc.	United States	103,652	2,113,464

			21,613,119

Office REITs 9.6%
Alexandria Real Estate Equities Inc.	United States	14,907	948,383
Boston Properties Inc.	United States	51,280	5,146,974
Brandywine Realty Trust	United States	184,646	2,601,662
Commonwealth Property Office Fund	Australia	1,720,157	1,911,695
Coresite Realty Corp.	United States	17,987	579,002
Derwent London PLC	United Kingdom	77,899	3,215,149
Digital Realty Trust Inc.	United States	25,043	1,230,112
Douglas Emmett Inc.	United States	85,167	1,983,540
Great Portland Estates PLC	United Kingdom	401,226	3,979,697
Highwoods Properties Inc.	United States	64,417	2,329,963
Japan Real Estate Investment Corp.	Japan	544	2,913,732

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Common Stocks (continued)
Office REITs (continued)
Kilroy Realty Corp.	United States	66,318	$3,327,837
SL Green Realty Corp.	United States	50,393	4,655,305

			34,823,051

Real Estate Development 2.2%
China Overseas Land & Investment Ltd.	China	536,657	1,508,717
[a]Howard Hughes Corp.	United States	10,156	1,219,736
Keppel Land Ltd.	Singapore	851,676	2,254,397
KWG Property Holdings Ltd.	China	1,768,000	984,965
Sino Land Co. Ltd.	Hong Kong	1,554,288	2,124,672
Sunac China Holdings Ltd.	China	115,068	68,260

			8,160,747

Real Estate Operating Companies 7.3%
Brookfield Office Properties Inc.	United States	136,049	2,619,406
Castellum AB	Sweden	110,100	1,713,239
Deutsche Euroshop AG	Germany	39,967	1,749,567
[b]Deutsche Euroshop AG, 144A	Germany	9,689	424,139
Global Logistic Properties Ltd.	Singapore	1,734,170	3,971,906
Hongkong Land Holdings Ltd.	Hong Kong	840,843	4,960,974
Hufvudstaden AB, A	Sweden	256,506	3,435,179
Hysan Development Co. Ltd.	Hong Kong	585,347	2,521,242
[a] LEG Immobilien AG	Germany	6,540	386,368
[a,b] LEG Immobilien AG, 144A	Germany	23,340	1,378,874
[a]PSP Swiss Property AG	Switzerland	24,884	2,106,095
Unite Group PLC	United Kingdom	191,045	1,275,687

			26,542,676

Residential REITs 7.2%
Apartment Investment & Management Co., A	United States	95,005	2,461,580
AvalonBay Communities Inc.	United States	37,267	4,406,077
Boardwalk REIT	Canada	42,036	2,368,643
BRE Properties Inc.	United States	40,990	2,242,563
Camden Property Trust	United States	13,721	780,451
Equity Lifestyle Properties Inc.	United States	50,800	1,840,484
Equity Residential	United States	107,428	5,572,290
Essex Property Trust Inc.	United States	20,948	3,006,248
Post Properties Inc.	United States	17,688	800,028
UDR Inc.	United States	117,331	2,739,679

			26,218,043

Retail REITs 24.4%
[a]Brixmor Property Group Inc.	United States	19,100	388,303
[b]CapitaMall Trust, 144A	Singapore	451,279	681,317
CBL & Associates Properties Inc.	United States	47,572	854,393
DDR Corp.	United States	234,016	3,596,826
Eurocommercial Properties NV	Netherlands	40,595	1,723,174
Federal Realty Investment Trust	United States	14,509	1,471,358
Federation Centres	Australia	1,134,614	2,369,983
General Growth Properties Inc.	United States	263,617	5,290,793
Hammerson PLC	United Kingdom	480,753	4,000,296
Japan Retail Fund Investment Corp.	Japan	1,107	2,251,846
[b]Japan Retail Fund Investment Corp., 144A	Japan	293	596,017
Kimco Realty Corp.	United States	228,969	4,522,138
Klepierre	France	97,600	4,522,171

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Common Stocks (continued)
Retail REITs (continued)
The Link REIT	Hong Kong	1,010,288	$4,911,805
The Macerich Co.	United States	36,164	2,129,698
Ramco-Gershenson Properties Trust	United States	93,813	1,476,617
Realty Income Corp.	United States	33,003	1,232,002
Regency Centers Corp.	United States	32,993	1,527,576
RioCan REIT	Canada	107,826	2,514,569
Simon Property Group Inc.	United States	112,508	17,119,217
Tanger Factory Outlet Centers Inc.	United States	51,079	1,635,550
Taubman Centers Inc.	United States	16,782	1,072,705
Unibail-Rodamco SE	France	47,804	12,246,757
Weingarten Realty Investors	United States	62,310	1,708,540
Westfield Group	Australia	826,454	7,443,738
Westfield Retail Trust	Australia	487,710	1,293,002

			88,580,391

Specialized REITs 13.2%
CDL Hospitality Trusts	Singapore	723,478	940,326
CubeSmart	United States	131,484	2,095,855
Extra Space Storage Inc.	United States	72,904	3,071,446
HCP Inc.	United States	112,641	4,091,121
Health Care REIT Inc.	United States	117,564	6,297,903
Host Hotels & Resorts Inc.	United States	356,367	6,927,775
Pebblebrook Hotel Trust	United States	113,222	3,482,709
Public Storage	United States	46,714	7,031,391
Sabra Health Care REIT Inc.	United States	43,726	1,142,998
Senior Housing Properties Trust	United States	31,782	706,514
Starwood Hotels & Resorts Worldwide Inc.	United States	45,554	3,619,265
Sunstone Hotel Investors Inc.	United States	123,527	1,655,262
Ventas Inc.	United States	121,987	6,987,415

			48,049,980

Total Common Stocks (Cost $244,547,850)			357,409,843

		Principal Amount
Short Term Investments (Cost $4,580,587) 1.3%
Repurchase Agreements 1.3%
[c]Joint Repurchase Agreement, 0.008%, 1/02/14 (Maturity Value $4,580,589)	United States	$4,580,587	4,580,587
BNP Paribas Securities Corp. (Maturity Value $349,545)
Credit Suisse Securities (USA) LLC (Maturity Value $1,048,634)
Deutsche Bank Securities Inc. (Maturity Value $613,203)
HSBC Securities (USA) Inc. (Maturity Value $1,468,125)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $681,637)
Morgan Stanley & Co. LLC (Maturity Value $419,445)

Collateralized by U.S. Government Agency Securities, 0.00% - 4.125%, 1/15/14 - 3/07/18; [d]U.S. Government Agency Discount Notes, 8/19/14; [d]U.S. Treasury Bills, 9/18/14; U.S. Treasury Bonds, 8.875% - 9.125%, 5/15/17 - 5/15/18; U.S. Treasury Notes, 0.25% - 4.75%, 1/15/15 - 12/31/18; and U.S. Treasury Notes, Index Linked, 1.375% - 1.625%, 1/15/18 - 7/15/18 (valued at $4,672,355)

Total Investments (Cost $249,128,437) 99.7%			361,990,430
Other Assets, less Liabilities 0.3%			1,110,721

Net Assets 100.0%			$363,101,151

FGR-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Global Real Estate Securities Fund

See Abbreviations on page FGR-25.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $6,758,918, representing 1.86% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGR-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Global Real Estate Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$244,547,850
Cost - Repurchase agreements	4,580,587

Total cost of investments	$249,128,437

Value - Unaffiliated issuers	$357,409,843
Value - Repurchase agreements	4,580,587

Total value of investments	361,990,430
Cash	497
Foreign currency, at value (cost and $32,552)	32,691
Receivables:
Investment securities sold	416,553
Capital shares sold	37,376
Dividends	1,292,324
Other assets	10

Total assets	363,769,881

Liabilities:
Payables:
Capital shares redeemed	58,268
Management fees	320,064
Distribution fees	138,086
Custodian fees	11,953
Reports to shareholders	84,690
Professional fees	53,878
Accrued expenses and other liabilities	1,791

Total liabilities	668,730

Net assets, at value	$363,101,151

Net assets consist of:
Paid-in capital	$603,438,020
Distributions in excess of net investment income	(6,128,309)
Net unrealized appreciation (depreciation)	112,858,701
Accumulated net realized gain (loss)	(347,067,261)

Net assets, at value	$363,101,151

The accompanying notes are an integral part of these financial statements.

FGR-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Franklin Global Real Estate Securities Fund
Class 1:
Net assets, at value	$34,276,065

Shares outstanding	2,399,185

Net asset value and maximum offering price per share	$14.29

Class 2:
Net assets, at value	$328,825,086

Shares outstanding	23,604,671

Net asset value and maximum offering price per share	$13.93

The accompanying notes are an integral part of these financial statements.

FGR-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Global Real Estate Securities Fund
Investment income:
Dividends (net of foreign taxes of $579,925)	$10,455,801
Interest	2,743

Total investment income	10,458,544

Expenses:
Management fees (Note 3a)	3,705,622
Administrative fees (Note 3b)	324,753
Distribution fees - Class 2 (Note 3c)	866,514
Unaffiliated transfer agent fees	215
Custodian fees (Note 4)	31,779
Reports to shareholders	94,591
Professional fees	64,177
Trustees’ fees and expenses	1,531
Other	11,604

Total expenses	5,100,786

Net investment income	5,357,758

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	15,681,413
Realized gain distributions from REITs	736,775
Foreign currency transactions	(112,608)

Net realized gain (loss)	16,305,580

Net change in unrealized appreciation (depreciation) on:
Investments	(13,095,133)
Translation of other assets and liabilities denominated in foreign currencies	6,160
Change in deferred taxes on unrealized appreciation	20,172

Net change in unrealized appreciation (depreciation)	(13,068,801)

Net realized and unrealized gain (loss)	3,236,779

Net increase (decrease) in net assets resulting from operations	$8,594,537

The accompanying notes are an integral part of these financial statements.

FGR-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Real Estate Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$5,357,758	$6,085,560
Net realized gain (loss) from investments, realized gain distributions from REITs and foreign currency transactions	16,305,580	16,658,509
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(13,068,801)	63,401,420

Net increase (decrease) in net assets resulting from operations	8,594,537	86,145,489

Distributions to shareholders from net investment income:
Class 1	(1,817,696)	—
Class 2	(15,833,743)	—

Total distributions to shareholders	(17,651,439)	—

Capital share transactions: (Note 2)
Class 1	(3,263,237)	(4,213,180)
Class 2	(6,951,491)	(25,586,397)

Total capital share transactions	(10,214,728)	(29,799,577)

Net increase (decrease) in net assets	(19,271,630)	56,345,912
Net assets:
Beginning of year	382,372,781	326,026,869

End of year	$363,101,151	$382,372,781

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(6,128,309)	$1,309,313

The accompanying notes are an integral part of these financial statements.

FGR-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Global Real Estate Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 58.01% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to

FGR-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the

FGR-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2013.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily.Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FGR-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	36,029	$545,808	24,042	$319,447
Shares issued in reinvestment of distributions	127,468	1,817,696	—	—
Shares redeemed	(379,619)	(5,626,741)	(343,706)	(4,532,627)

Net increase (decrease)	(216,122)	$(3,263,237)	(319,664)	$(4,213,180)

Class 2 Shares:
Shares sold	1,380,638	$20,243,191	1,413,036	$18,012,410
Shares issued in reinvestment of distributions	1,136,665	15,833,743	—	—
Shares redeemed	(3,013,876)	(43,028,425)	(3,409,902)	(43,598,807)

Net increase (decrease)	(496,573)	$(6,951,491)	(1,996,866)	$(25,586,397)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FGR-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.580%	Over $6.5 billion, up to and including $11.5 billion
0.560%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of Class 2. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

e. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FGR-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$126,624,881
2017	207,448,609
2018	2,192,369

$336,265,859

During the year ended December 31, 2013, the Fund utilized $8,432,407 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$17,651,439	$—

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$269,134,984

Unrealized appreciation	$100,720,821
Unrealized depreciation	(7,865,375)

Net unrealized appreciation (depreciation)	$92,855,446

Distributable earnings – undistributed ordinary income	$3,076,838

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $80,107,290 and $102,491,504, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

FGR-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$357,409,843	$—	$—	$357,409,843
Short Term Investments	—	4,580,587	—	4,580,587

Total Investments in Securities	$357,409,843	$4,580,587	$—	$361,990,430

aFor detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically

FGR-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

10. NEW ACCOUNTING PRONOUNCEMENTS (continued)

qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

REIT - Real Estate Investment Trust

FGR-25

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin Global Real Estate Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

FGR-26

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Global Real Estate Securities Fund

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2014 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

FGR-27

FRANKLIN GROWTH AND INCOME SECURITIES FUND

This annual report for Franklin Growth and Income Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+29.60%	+17.08%	+6.27%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®), the Lipper VIP Equity Income Funds Classification Average and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGI-1

Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including securities convertible into common stock.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, produced a +32.39% total return.1 The Fund’s peers as measured by the Lipper VIP Equity Income Funds Classification Average posted a +28.21% return for the same period.2

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the 12-month period ended December 31, 2013, especially in the second half of the year. Business investment, net exports, and state and local government spending picked up in the second quarter, somewhat offsetting the impact of federal budget cuts. During the third quarter, the economy, as measured by gross domestic product, expanded at the strongest pace since the fourth quarter of 2011, underpinned by consumer spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded for most of the period under review, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.3 Inflation remained well below the Federal Reserve Board’s (Fed’s) 2.0% target.

The year started on a positive note with Congress passing a budget bill that averted automatic federal budget cuts and income tax increases. However, Washington’s lack of consensus on proposed expenditure reductions resulted in federal spending cuts starting in March. Fed Chairman Ben Bernanke indicated in May that the Fed might reduce monthly asset purchases, assuming ongoing U.S. recovery. In September, however, he announced that any reduction of Fed purchases would be postponed until U.S. economic growth strengthened. A U.S. budget impasse, which led to a temporary shutdown of non-essential government services in October, ended after Congress agreed

1. Source: © 2014 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FGI-2

to fund the government until January 2014 and raise the debt limit until February. U.S. equity markets reached new highs after the resolution of the budget impasse and the Fed’s reassurance at its October meeting that it would continue its supportive monetary programs. In December, Congress passed a two-year budget deal that would ease automatic spending cuts in 2014 and lower the risk of another government shutdown. Meanwhile, the Fed announced it would reduce its monthly bond purchases by $10 billion beginning in January 2014. The Fed, however, committed to keeping interest rates low as long as the unemployment rate remained over 6.5% and inflation expectations remained low.

Rising corporate profits and generally favorable economic data bolstered investor confidence, helping markets overcome brief periods of sell-offs in reaction to Fed statements and to Washington’s fiscal negotiations. U.S. stocks generated strong 12-month returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period.4

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the 12 months under review, every sector the Fund invested in rose in value, as did most of the portfolio’s individual securities, supporting overall performance. Key contributing sectors included financials, industrials, consumer discretionary and information technology. Within the financials sector, top contributors included asset

4. Please see Index Descriptions following the Fund Summaries.

FGI-3

manager BlackRock and diversified financial services firm JPMorgan Chase. BlackRock’s stock price rose based on strong earnings driven by growth in assets under management and higher performance fees. Among industrials, leading performers included aerospace firms Boeing and Lockheed Martin and conglomerate Honeywell International. Boeing’s share price rose steadily and reached a multi-year high toward year-end following the receipt of over $100 billion of orders at the Dubai Airshow in November. NIKE led consumer discretionary holdings as the athletic equipment and apparel maker reported better-than-expected earnings and raised its dividend for the 12th consecutive year. Within the information technology sector, software firm Microsoft and electrical connector maker Molex4 were top performers.

In contrast, there were some disappointments in the portfolio. Weak and volatile commodity prices weighed on shares of metals and mining firms in particular, and the Fund’s holdings of Rio Tinto4 and BHP Billiton stock and AngloGold Ashanti Holdings Finance4 convertible preferred stock detracted from performance. Other key detractors included auto company Ford Motor and semiconductor products manufacturer Maxim Integrated Products. Maxim reported lower-than-expected revenues and earnings for its fiscal fourth quarter ended June 30, owing to weakness in demand for its smartphone products.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

4. Sold by period-end.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Growth and Income Securities Fund

12/31/13

Company Sector/Industry	% of Total Net Assets
NIKE Inc., B	2.2%
Consumer Discretionary
JPMorgan Chase & Co.	2.2%
Financials
BlackRock Inc.	2.1%
Financials
Microsoft Corp.	2.1%
Information Technology
Roche Holding AG	2.0%
Health Care
Emerson Electric Co.	2.0%
Industrials
CA Inc.	2.0%
Information Technology
Diageo PLC, ADR	2.0%
Consumer Staples
PepsiCo Inc.	2.0%
Consumer Staples
Lockheed Martin Corp.	2.0%
Industrials

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Growth and Income Securities Fund Class 2

FGI-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,148.20	$4.49
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.83%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FGI-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.64	$11.60	$11.76	$10.47	$8.72

Income from investment operations[a]:
Net investment income[b]	0.33	0.35	0.33	0.38	0.31
Net realized and unrealized gains (losses)	3.40	1.08	(0.03)	1.32	1.92

Total from investment operations	3.73	1.43	0.30	1.70	2.23

Less distributions from net investment income	(0.40)	(0.39)	(0.46)	(0.41)	(0.48)

Net asset value, end of year	$15.97	$12.64	$11.60	$11.76	$10.47

Total return[c]	29.96%	12.53%	2.64%	16.93%	26.82%
Ratios to average net assets
Expenses	0.58%[d]	0.60%	0.59%	0.59%	0.60%[d]
Net investment income	2.29%	2.86%	2.80%	3.62%	3.46%

Supplemental data
Net assets, end of year (000’s)	$175,860	$154,463	$156,830	$176,590	$174,403
Portfolio turnover rate	35.16%	30.00%	32.93%	26.83%	51.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.46	$11.44	$11.60	$10.33	$8.59

Income from investment operations[a]:
Net investment income[b]	0.29	0.32	0.29	0.35	0.28
Net realized and unrealized gains (losses)	3.35	1.05	(0.02)	1.31	1.90

Total from investment operations	3.64	1.37	0.27	1.66	2.18

Less distributions from net investment income	(0.37)	(0.35)	(0.43)	(0.39)	(0.44)

Net asset value, end of year	$15.73	$12.46	$11.44	$11.60	$10.33

Total return[c]	29.60%	12.23%	2.41%	16.68%	26.55%
Ratios to average net assets
Expenses	0.83%[d]	0.85%	0.84%	0.84%	0.85%[d]
Net investment income	2.04%	2.61%	2.55%	3.37%	3.21%

Supplemental data
Net assets, end of year (000’s)	$150,966	$131,400	$129,309	$151,481	$152,077
Portfolio turnover rate	35.16%	30.00%	32.93%	26.83%	51.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks 92.4%
Consumer Discretionary 14.5%
ClubCorp Holdings Inc.	United States	164,100	$2,911,134
Comcast Corp., A	United States	102,080	5,304,587
Ford Motor Co.	United States	408,000	6,295,440
General Motors Co.	United States	37,488	1,532,135
Lowe’s Cos. Inc.	United States	101,600	5,034,280
McDonald’s Corp.	United States	66,500	6,452,495
NIKE Inc., B	United States	91,400	7,187,696
Target Corp.	United States	98,100	6,206,787
Wynn Resorts Ltd.	United States	32,800	6,370,088

			47,294,642

Consumer Staples 8.1%
Diageo PLC, ADR	United Kingdom	49,300	6,528,306
Kellogg Co.	United States	68,500	4,183,295
Mead Johnson Nutrition Co., A	United States	72,300	6,055,848
PepsiCo Inc.	United States	78,200	6,485,908
The Procter & Gamble Co.	United States	39,600	3,223,836

			26,477,193

Energy 7.1%
BP PLC, ADR	United Kingdom	64,700	3,145,067
Chevron Corp.	United States	29,300	3,659,863
Exxon Mobil Corp.	United States	61,844	6,258,613
Royal Dutch Shell PLC, A, ADR	United Kingdom	90,100	6,421,427
Schlumberger Ltd.	United States	41,600	3,748,576

			23,233,546

Financials 12.5%
Aflac Inc.	United States	91,900	6,138,920
Bank of America Corp.	United States	160,100	2,492,757
BlackRock Inc.	United States	22,200	7,025,634
JPMorgan Chase & Co.	United States	120,970	7,074,326
Marsh & McLennan Cos. Inc.	United States	83,300	4,028,388
MetLife Inc.	United States	66,123	3,565,352
T. Rowe Price Group Inc.	United States	58,200	4,875,414
Wells Fargo & Co.	United States	122,800	5,575,120

			40,775,911

Health Care 9.2%
Bristol-Myers Squibb Co.	United States	49,500	2,630,925
Eli Lilly & Co.	United States	94,400	4,814,400
Johnson & Johnson	United States	56,200	5,147,358
Pfizer Inc.	United States	165,700	5,075,391
Roche Holding AG	Switzerland	23,600	6,592,814
Sanofi, ADR	France	111,100	5,958,293

			30,219,181

Industrials 14.2%
The Boeing Co.	United States	37,200	5,077,428
Cummins Inc.	United States	38,200	5,385,054
Emerson Electric Co.	United States	93,900	6,589,902
General Electric Co.	United States	205,900	5,771,377
Honeywell International Inc.	United States	67,300	6,149,201
Lockheed Martin Corp.	United States	43,500	6,466,710

FGI-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks (continued)
Industrials (continued)
Republic Services Inc.	United States	168,200	$5,584,240
United Parcel Service Inc., B	United States	51,800	5,443,144

			46,467,056

Information Technology 12.0%
Apple Inc.	United States	6,000	3,366,660
CA Inc.	United States	195,500	6,578,575
Cisco Systems Inc.	United States	285,708	6,414,145
Intel Corp.	United States	203,200	5,275,072
Maxim Integrated Products Inc.	United States	213,700	5,964,367
Microsoft Corp.	United States	180,300	6,748,629
Paychex Inc.	United States	107,100	4,876,263

			39,223,711

Materials 7.4%
BHP Billiton PLC	United Kingdom	142,200	4,397,383
The Dow Chemical Co.	United States	102,300	4,542,120
E. I. du Pont de Nemours and Co.	United States	89,600	5,821,312
Freeport-McMoRan Copper & Gold Inc., B	United States	123,688	4,668,026
Potash Corp. of Saskatchewan Inc.	Canada	145,600	4,798,976

			24,227,817

Telecommunication Services 2.6%
AT&T Inc.	United States	107,097	3,765,530
Vodafone Group PLC, ADR	United Kingdom	117,700	4,626,787

			8,392,317

Utilities 4.8%
Dominion Resources Inc.	United States	65,100	4,211,319
Duke Energy Corp.	United States	71,203	4,913,719
Great Plains Energy Inc.	United States	98,348	2,383,956
PG&E Corp.	United States	105,000	4,229,400

			15,738,394

Total Common Stocks (Cost $217,684,714)			302,049,768

[a]Equity-Linked Securities (Cost $4,006,251) 1.5%
Consumer Discretionary 1.5%
[b]Deutsche Bank AG into Amazon.com Inc., 5.50%, 144A	United States	15,000	4,916,145

Convertible Preferred Stocks 5.7%
Energy 1.0%
[b]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	2,700	3,126,519

Financials 1.5%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	3,100	3,289,100
MetLife Inc., 5.00%, cvt. pfd.	United States	55,100	1,737,854

			5,026,954

Industrials 1.8%
Genesee & Wyoming Inc., 5.00%, cvt. pfd.	United States	9,200	1,182,522
Stanley Black & Decker Inc., 6.25%, cvt., pfd.	United States	45,300	4,674,960

			5,857,482

Utilities 1.4%
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	62,000	3,110,540

FGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Convertible Preferred Stocks (continued)
Utilities (continued)
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	28,100	$1,591,303

			4,701,843

Total Convertible Preferred Stocks (Cost $16,011,683)			18,712,798

Total Investments before Short Term Investments (Cost $237,702,648)			325,678,711

		Principal Amount
Short Term Investments (Cost $1,328,233) 0.5%
Repurchase Agreements 0.5%
[c] Joint Repurchase Agreement, 0.008%, 1/02/14 (Maturity Value $1,328,233)	United States	$1,328,233	1,328,233
BNP Paribas Securities Corp. (Maturity Value $101,357)
Credit Suisse Securities (USA) LLC (Maturity Value $304,072)
Deutsche Bank Securities Inc. (Maturity Value $177,811)
HSBC Securities (USA) Inc. (Maturity Value $425,713)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $197,654)
Morgan Stanley & Co. LLC (Maturity Value $121,626)

Collateralized by U.S. Government Agency Securities, 0.00% - 4.125%, 1/15/14 - 3/07/18;
[d]U.S. Government Agency Discount Notes, 8/19/14; [d]U.S. Treasury Bills, 9/18/14; U.S. Treasury Bonds, 8.875% - 9.125%, 5/15/17 - 5/15/18; U.S. Treasury Notes, 0.25% - 4.75%, 1/15/15 - 12/31/18; and U.S. Treasury Notes, Index Linked, 1.375% - 1.625%, 1/15/18 - 7/15/18 (valued at $1,354,842)

Total Investments (Cost $239,030,881) 100.1%			327,006,944
Other Assets, less Liabilities (0.1)%			(180,643)

Net Assets 100.0%			$326,826,301

See Abbreviations on page FGI-21.

aSee Note 1(d) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $8,042,664, representing 2.46% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Growth and Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$237,702,648
Cost - Repurchase agreements	1,328,233

Total cost of investments	$239,030,881

Value - Unaffiliated issuers	$325,678,711
Value - Repurchase agreements	1,328,233

Total value of investments	327,006,944

Receivables:
Capital shares sold	131
Dividends	509,697
Other assets	6

Total assets	327,516,778

Liabilities:
Payables:
Capital shares redeemed	372,992
Management fees	144,409
Distribution fees	62,652
Reports to shareholders	67,583
Professional fees	37,368
Accrued expenses and other liabilities	5,473

Total liabilities	690,477

Net assets, at value	$326,826,301

Net assets consist of:
Paid-in capital	$248,097,683
Undistributed net investment income	7,938,540
Net unrealized appreciation (depreciation)	87,978,569
Accumulated net realized gain (loss)	(17,188,491)

Net assets, at value	$326,826,301

Class 1:
Net assets, at value	$175,859,877

Shares outstanding	11,008,896

Net asset value and maximum offering price per share	$15.97

Class 2:
Net assets, at value	$150,966,424

Shares outstanding	9,594,960

Net asset value and maximum offering price per share	$15.73

The accompanying notes are an integral part of these financial statements.

FGI-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Growth and Income Securities Fund
Investment income:
Dividends	$8,897,879
Interest	3,550

Total investment income	8,901,429

Expenses:
Management fees (Note 3a)	1,645,139
Distribution fees - Class 2 (Note 3c)	359,168
Unaffiliated transfer agent fees	97
Custodian fees (Note 4)	4,245
Reports to shareholders	98,095
Professional fees	45,389
Trustees’ fees and expenses	1,211
Other	11,680

Total expenses	2,165,024
Expense reductions (Note 4)	(6)

Net expenses	2,165,018

Net investment income	6,736,411

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	28,500,404
Foreign currency transactions	(13,256)

Net realized gain (loss)	28,487,148

Net change in unrealized appreciation (depreciation) on:
Investments	45,060,421
Translation of other assets and liabilities denominated in foreign currencies	1,735

Net change in unrealized appreciation (depreciation)	45,062,156

Net realized and unrealized gain (loss)	73,549,304

Net increase (decrease) in net assets resulting from operations	$80,285,715

The accompanying notes are an integral part of these financial statements.

FGI-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Growth and Income Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$6,736,411	$8,006,258
Net realized gain (loss) from investments and foreign currency transactions	28,487,148	14,591,826
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	45,062,156	11,480,221

Net increase (decrease) in net assets resulting from operations	80,285,715	34,078,305

Distributions to shareholders from:
Net investment income:
Class 1	(4,583,247)	(4,951,744)
Class 2	(3,711,240)	(3,811,748)

Total distributions to shareholders	(8,294,487)	(8,763,492)

Capital share transactions: (Note 2)
Class 1	(17,413,301)	(16,240,212)
Class 2	(13,615,221)	(9,349,674)

Total capital share transactions	(31,028,522)	(25,589,886)

Net increase (decrease) in net assets	40,962,706	(275,073)
Net assets:
Beginning of year	285,863,595	286,138,668

End of year	$326,826,301	$285,863,595

Undistributed net investment income included in net assets:
End of year	$7,938,540	$8,455,201

The accompanying notes are an integral part of these financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Growth and Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 78.83% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to

FGI-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2013.

FGI-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

FGI-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	37,520	$537,654	8,936	$109,900
Shares issued in reinvestment of distributions	326,675	4,583,247	419,284	4,951,744
Shares redeemed	(1,571,602)	(22,534,202)	(1,731,505)	(21,301,856)

Net increase (decrease)	(1,207,407)	$(17,413,301)	(1,303,285)	$(16,240,212)

Class 2 Shares:
Shares sold	905,864	$12,758,976	876,993	$10,575,390
Shares issued in reinvestment of distributions	268,347	3,711,240	327,189	3,811,748
Shares redeemed	(2,124,043)	(30,085,437)	(1,967,485)	(23,736,812)

Net increase (decrease)	(949,832)	$(13,615,221)	(763,303)	$(9,349,674)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FGI-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $17,127,212 expiring in 2017. During the year ended December 31, 2013, the Fund utilized $27,177,347 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$8,294,487	$8,763,492

FGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$238,957,299

Unrealized appreciation	$89,778,494
Unrealized depreciation	(1,728,849)

Net unrealized appreciation (depreciation)	$88,049,645

Distributable earnings – undistributed ordinary income	$7,873,144

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of equity-linked securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $106,342,373 and $136,841,090, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

FGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

8. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$23,233,546	$3,126,519	$—	$26,360,065
All Other Equity Investments[b]	294,402,501	—	—	294,402,501
Equity-Linked Securities	—	4,916,145	—	4,916,145
Short Term Investments	—	1,328,233	—	1,328,233

Total Investments in Securities	$317,636,047	$9,370,897	$—	$327,006,944

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

FGI-21

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

FGI-22

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Growth and Income Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 83.97% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

FGI-23

FRANKLIN HIGH INCOME SECURITIES FUND

We are pleased to bring you Franklin High Income Securities Fund’s annual report for the fiscal year ended December 31, 2013.
Performance Summary as of 12/31/13

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+7.83%	+16.06%	+7.48%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Yield Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Securities Fund seeks a high level of current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests predominantly in high yield, lower rated debt securities and preferred stocks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the Credit Suisse (CS) High Yield Index, posted a +7.53% total return for the period under review.1 The Fund’s peers, as measured by the Lipper VIP High Yield Funds Classification Average, delivered a +6.51% total return.2

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the 12-month period ended December 31, 2013, especially in the second half, driven by consumer spending and rising inventories. In addition, business investment, net exports, and state and local government spending picked up in the second quarter, somewhat offsetting the impact of federal budget cuts. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded for most of the period under review, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.3 Inflation remained well below the Federal Reserve Board’s (Fed’s) 2.0% target.

At the start of 2013, the Fed expanded its asset purchase program to $85 billion per month from $40 billion of mortgage-backed securities. Fed Chairman Ben Bernanke indicated in May that the Fed might reduce monthly asset purchases, triggering a bond market sell-off that raised long-term U.S. Treasury yields to a two-year high. In September and October, long-term yields retreated after the Fed reassured investors it would maintain its current pace of purchases as it awaited more evidence of a sustainable economic expansion. In December, the Fed announced it would reduce its bond purchases $10 billion a month beginning in January 2014 while keeping interest rates low. After the announcement, yields on U.S. Treasuries remained largely stable.

1. Source: © 2014 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

The year started on a positive note with Congress passing a budget bill that averted automatic federal budget cuts and income tax increases. However, Washington’s lack of consensus on proposed expenditure reductions resulted in federal spending cuts starting in March. A U.S. budget impasse, which led to a temporary shutdown of non-essential government services in October, ended after Congress agreed to fund the government until January 2014 and raise the debt limit until February. Congress passed a two-year budget deal in December that would ease automatic spending cuts in 2014 and reduce the risk of another government shutdown.

Although the Fed’s asset purchase program continued to put downward pressure on long-term interest rates, investor concerns about the eventual reduction of asset purchases pushed the 10-year U.S. Treasury note yield to 3.04% at period-end from 1.78% on December 31, 2012. Investors also anticipated higher interest rates and pulled back from the fixed income markets overall. For the year under review, most fixed income markets declined in value.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

High yield bonds’ lower interest rate sensitivity compared to the broader bond market helped the high yield market generate solid absolute and relative performance, even as the benchmark 10-year Treasury rate rose. In our view, investors seemed mainly focused on the fundamental credit outlook, which allowed improving U.S. and European economic growth, healthy corporate balance sheets and liquidity, low default rates and rising equity markets to support the high yield sector.

Indicative of what we viewed as fixed income investors’ aggressive search for yield, lower rated high yield bonds generally outperformed higher rated high yield bonds during the period. Although we were cognizant of rising valuations following a brief spring sell-off, our overall favorable view of the high yield market led us to underweight BB-rated bonds. This ratings positioning aided relative Fund performance, given the outperformance of bonds rated B and CCC.

Our fundamental research process guided the Fund’s industry allocations. As a result, we over- and underweighted certain industries relative to the Fund’s benchmark. For example, our utilities sector underweighting contributed to relative performance. Low natural gas prices continued to depress electricity costs and pressure utility company margins. In contrast, we maintained an overweighted chemicals industry position.4 We found the sector attractively valued as fundamentals slowly improved and its valuation remained below its historical average. The chemicals industry outperformed the benchmark. Although we remained favorable toward the industry, the Fund did not hold a certain chemical issuer that performed well, and our chemical holdings underperformed those in the benchmark index. Finally, we avoided the textile and apparel sector, which benefited relative returns. The industry continued to struggle with weak demand and underperformed the broader high yield market.

Conversely, certain industry weightings weighed on relative performance. For example, the supermarket sector faced pricing pressures and stiff competition, leading us to avoid the industry. However, the food retailing industry was buoyed by a rebound in the high yield bond prices for a supermarket chain that was not owned by the Fund, so our lack of exposure weighed on relative results. In contrast, we overweighted the wireless industry.5 With still significant capital spending demands and often volatile results, wireless industry bonds underperformed, and our industry positioning detracted from relative performance. Still, security selection within the sector aided the Fund’s relative performance. For example, Cricket Communications, which rallied based on AT&T’s purchase offer, was a positive contributor. We held a detractive overweighting to the cable sector as merger and acquisition activity, and its potential for increasing debt, pressured industry valuations.6 In addition, the industry generally offered lower

4. Chemicals are part of materials in the SOI.

5. Wireless is part of telecommunication services in the SOI.

6. Cable is part of media in the SOI.

Top 10 Sectors/Industries

Franklin High Income Securities Fund

12/31/13

% of Total Net Assets
Energy	22.2%
Materials	12.0%
Telecommunication Services	11.0%
Media	8.3%
Diversified Financials	5.5%
Health Care Equipment & Services	5.3%
Software & Services	3.5%
Consumer Services	3.4%
Consumer Durables & Apparel	3.2%
Pharmaceuticals, Biotechnology & Life Sciences	2.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

coupon, longer maturity bonds, which the rising interest rate environment impacted more adversely.

To a small extent, the portfolio utilized derivatives, including currency forwards and credit derivatives via a high yield derivatives index. Currency forwards are principally used by the Fund as a tool to hedge currency risk. Credit derivatives are used to hedge against credit risk, to gain or increase exposure to certain high yield securities or segments of the high yield bond markets, or to otherwise enhance Fund returns. By period-end, the Fund held no credit derivatives.

Thank you for your participation in Franklin High Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain high yield securities or segments of the high yield bond market and/or to hedge against credit risk.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,064.10	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.83%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Securities Fund

	Year Ended December 31,
Class 1	2013		2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.01		$6.52	$6.63	$6.26	$4.68

Income from investment operations[a]:
Net investment income[b]	0.46		0.48	0.50	0.49	0.46
Net realized and unrealized gains (losses)	0.09		0.51	(0.19)	0.32	1.50

Total from investment operations	0.55		0.99	0.31	0.81	1.96

Less distributions from net investment income	(0.54)		(0.50)	(0.42)	(0.44)	(0.38)

Net asset value, end of year	$7.02		$7.01	$6.52	$6.63	$6.26

Total return[c]	8.17%		15.94%	4.63%	13.71%	42.99%
Ratios to average net assets
Expenses	0.58%	[d]	0.58%	0.58%	0.61%	0.63%	[d]
Net investment income	6.63%		7.15%	7.52%	7.71%	8.33%

Supplemental data
Net assets, end of year (000’s)	$39,300		$42,166	$41,971	$48,051	$48,855
Portfolio turnover rate	30.78%		37.03%	45.11%	60.80%	26.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 2	2013		2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.82		$6.36	$6.47	$6.13	$4.59

Income from investment operations[a]:
Net investment income[b]	0.43		0.46	0.47	0.47	0.44
Net realized and unrealized gains (losses)	0.08		0.48	(0.18)	0.30	1.47

Total from investment operations	0.51		0.94	0.29	0.77	1.91

Less distributions from net investment income	(0.52)		(0.48)	(0.40)	(0.43)	(0.37)

Net asset value, end of year	$6.81		$6.82	$6.36	$6.47	$6.13

Total return[c]	7.83%		15.56%	4.56%	13.26%	42.70%
Ratios to average net assets
Expenses	0.83%	[d]	0.83%	0.83%	0.86%	0.88%	[d]
Net investment income	6.38%		6.90%	7.27%	7.46%	8.08%

Supplemental data
Net assets, end of year (000’s)	$291,826		$281,851	$249,452	$239,824	$198,567
Portfolio turnover rate	30.78%		37.03%	45.11%	60.80%	26.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 4	2013		2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.94		$6.46	$6.57	$6.22	$4.67

Income from investment operations[a]:
Net investment income[b]	0.43		0.46	0.47	0.47	0.45
Net realized and unrealized gains (losses)	0.08		0.49	(0.18)	0.31	1.48

Total from investment operations	0.51		0.95	0.29	0.78	1.93

Less distributions from net investment income	(0.51)		(0.47)	(0.40)	(0.43)	(0.38)

Net asset value, end of year	$6.94		$6.94	$6.46	$6.57	$6.22

Total return[c]	7.72%		15.50%	4.39%	13.31%	42.36%
Ratios to average net assets
Expenses	0.93%	[d]	0.93%	0.93%	0.96%	0.98%	[d]
Net investment income	6.28%		6.80%	7.17%	7.36%	7.98%

Supplemental data
Net assets, end of year (000’s)	$27,789		$27,664	$27,055	$25,934	$15,105
Portfolio turnover rate	30.78%		37.03%	45.11%	60.80%	26.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin High Income Securities Fund	Country	Shares	Value
Common Stocks 0.3%
Materials 0.2%
[a,b] NewPage Holdings Inc.	United States	10,000	$900,000

Transportation 0.1%
[a] CEVA Holdings LLC	United Kingdom	224	213,067

Total Common Stocks (Cost $2,606,786)			1,113,067

Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	7,800
[a] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486	461,235

Total Convertible Preferred Stocks (Cost $731,856)			469,035

Preferred Stocks (Cost $770,000) 0.2%
Diversified Financials 0.2%
GMAC Capital Trust I, 8.125%, pfd.	United States	30,800	823,592

		Principal Amount*
Corporate Bonds 93.3%
Automobiles & Components 1.1%
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	2,200,000	2,343,000
[c] International Automotive Components Group SL, senior secured note, 144A,
9.125%, 6/01/18	United States	1,600,000	1,679,000

			4,022,000

Banks 1.8%
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	1,700,000	1,814,750
5.00%, 8/15/22	United States	2,700,000	2,643,740
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	2,000,000	2,051,250

			6,509,740

Capital Goods 2.6%
[c] Abengoa Finance SAU, senior note, 144A,
8.875%, 11/01/17	Spain	2,500,000	2,700,000
7.75%, 2/01/20	Spain	400,000	416,500
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,900,000	2,028,250
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,500,000	1,560,000
Terex Corp., senior note, 6.00%, 5/15/21	United States	1,200,000	1,246,500
[c] Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	1,400,000	1,470,000

			9,421,250

Commercial & Professional Services 1.6%
ADS Waste Holdings Inc., senior note, 8.25%, 10/01/20	United States	2,500,000	2,725,000
[c] Algeco Scotsman Global Finance PLC, senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	1,700,000	1,829,625
[c,d] Darling Escrow Corp., senior note, 144A, 5.375%, 1/15/22	United States	500,000	504,375
[e,f] Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
[c,g] Igloo Holdings Corp., senior note, 144A, PIK, 8.25%, 12/15/17	United States	600,000	612,000

			5,671,191

Consumer Durables & Apparel 3.2%
KB Home,
senior bond, 7.50%, 9/15/22	United States	2,100,000	2,220,750
senior note, 7.00%, 12/15/21	United States	700,000	731,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Durables & Apparel (continued)
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	1,000,000	$1,087,500
[c] SIWF Merger Sub Inc./Springs Industries Inc., senior secured note, 144A, 6.25%, 6/01/21	United States	700,000	707,875
Standard Pacific Corp., senior note, 6.25%, 12/15/21	United States	1,500,000	1,565,625
[c] Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
7.75%, 4/15/20	United States	1,140,000	1,259,700
5.25%, 4/15/21	United States	900,000	877,500
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,200,000	1,212,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	2,000,000	1,950,000

			11,612,450

Consumer Services 3.4%
Caesars Entertainment Operating Co. Inc.,
first lien, 9.00%, 2/15/20	United States	800,000	782,000
senior secured note, 11.25%, 6/01/17	United States	3,000,000	3,060,000
[c,e] Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	1,700,000	170
[c] Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	1,600,000	1,752,000
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	2,000,000	2,155,000
6.875%, 4/01/16	United States	1,200,000	1,326,000
8.625%, 2/01/19	United States	400,000	471,000
6.625%, 12/15/21	United States	300,000	317,625
[c] Paris Las Vegas Holding LLC, senior secured note, first lien, 144A, 8.00%, 10/01/20	United States	500,000	522,500
Pinnacle Entertainment Inc., senior sub. note, 7.75%, 4/01/22	United States	1,100,000	1,204,500
[c] PNK Finance Corp., senior note, 144A, 6.375%, 8/01/21	United States	600,000	616,500

			12,207,295

Diversified Financials 5.3%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	1,500,000	1,753,125
[h] Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,809,882
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	1,400,000	1,510,250
[c] General Motors Financial Co. Inc., senior note, 144A, 3.25%, 5/15/18	United States	900,000	902,250
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	800,000	948,000
[h] JPMorgan Chase & Co., junior sub. bond, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	2,500,000	2,403,125
[c] Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	500,000	527,500
5.875%, 3/15/22	United States	600,000	621,000
[c] Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	2,000,000	2,015,000
[c] Provident Fund Associates LP/Finance Corp., senior note, 144A, 6.75%, 6/15/21	United States	700,000	700,000
SLM Corp., senior note,
8.45%, 6/15/18	United States	1,800,000	2,103,750
5.50%, 1/15/19	United States	2,500,000	2,595,908

			18,889,790

Energy 22.2%
[c] Antero Resources Corp., senior note, 144A, 5.375%, 11/01/21	United States	800,000	808,500
BreitBurn Energy Partners LP/Finance Corp., senior bond, 7.875%, 4/15/22	United States	1,000,000	1,045,000
Calumet Specialty Products Partners LP/Finance Corp., senior note,
9.375%, 5/01/19	United States	1,700,000	1,895,500
9.625%, 8/01/20	United States	600,000	676,500
Carrizo Oil & Gas Inc., senior note,
8.625%, 10/15/18	United States	2,000,000	2,175,000
7.50%, 9/15/20	United States	500,000	550,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	1,400,000	$1,589,000
8.25%, 9/01/21	United States	600,000	654,000
CHC Helicopter SA,
senior note, 9.375%, 6/01/21	Canada	400,000	412,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	3,000,000	3,236,250
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	3,000,000	3,367,500
6.125%, 2/15/21	United States	1,000,000	1,077,500
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	2,400,000	2,478,000
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	500,000	528,750
8.25%, 4/01/20	United States	1,000,000	1,087,500
6.375%, 3/01/21	United States	300,000	311,250
[c] Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,700,000	1,844,500
Eagle Rock Energy Partners LP/Finance Corp., senior note, 8.375%, 6/01/19	United States	2,500,000	2,737,500
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	3,000,000	3,382,500
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,400,000	1,512,000
Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	2,500,000	2,612,500
Halcon Resources Corp., senior note,
8.875%, 5/15/21	United States	1,500,000	1,522,500
[c] 144A, 9.25%, 2/15/22	United States	1,100,000	1,124,750
[c] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	1,500,000	1,650,491
[c] Kinder Morgan Inc., senior secured note, 144A, 5.00%, 2/15/21	United States	600,000	593,275
Kodiak Oil & Gas Corp., senior note,
8.125%, 12/01/19	United States	1,400,000	1,561,000
5.50%, 1/15/21	United States	500,000	501,250
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	600,000	615,000
8.625%, 4/15/20	United States	2,000,000	2,170,000
7.75%, 2/01/21	United States	700,000	743,750
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
8.875%, 4/01/18	United States	1,316,000	1,394,960
7.25%, 2/15/21	United States	1,100,000	1,127,500
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,000,000	1,050,000
[c] Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	1,200,000	1,248,000
[c] Oasis Petroleum Inc., senior note, 144A, 6.875%, 3/15/22	United States	1,500,000	1,597,500
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	1,000,000	1,025,000
senior secured note, first lien, 7.50%, 11/01/19	United States	1,400,000	1,522,500
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	2,500,000	2,725,000
Peabody Energy Corp., senior note,
6.50%, 9/15/20	United States	1,700,000	1,797,750
6.25%, 11/15/21	United States	1,700,000	1,725,500
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,200,000	1,296,000
Penn Virginia Resource Partners LP/Finance Corp. II, senior note,
8.375%, 6/01/20	United States	1,094,000	1,211,605
[c] 144A, 6.50%, 5/15/21	United States	600,000	624,000
QEP Resources Inc., senior note,
5.375%, 10/01/22	United States	1,500,000	1,451,250
5.25%, 5/01/23	United States	800,000	754,000
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	1,800,000	1,872,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Quicksilver Resources Inc.,
[c,i] secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	1,300,000	$1,280,500
senior note, 9.125%, 8/15/19	United States	1,000,000	1,020,000
[c] Sabine Pass Liquefaction LLC,
secured note, 144A, 5.625%, 2/01/21	United States	2,400,000	2,358,000
senior secured note, 144A, 5.625%, 4/15/23	United States	900,000	846,000
[c] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	2,500,000	2,737,500
[c] Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	1,800,000	1,849,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,600,000	2,762,500

			79,739,831

Food & Staples Retailing 0.3%
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	1,000,000	1,130,000

Food, Beverage & Tobacco 2.8%
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	3,000,000	3,123,750
[c] Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	900,000	898,875
[c] JBS USA LLC/Finance Inc., senior note, 144A,
8.25%, 2/01/20	United States	2,600,000	2,834,000
7.25%, 6/01/21	United States	400,000	418,000
[c] Post Holdings Inc., senior note, 144A,
6.75%, 12/01/21	United States	200,000	207,500
7.375%, 2/15/22	United States	1,600,000	1,720,000
[c] Sun Merger Sub Inc., senior note, 144A, 5.875%, 8/01/21	United States	700,000	721,437

			9,923,562

Health Care Equipment & Services 5.3%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	2,200,000	2,428,250
senior sub. note, 6.50%, 6/15/20	United States	300,000	308,250
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior note,
7.75%, 2/15/19	United States	1,500,000	1,620,000
[c] 144A, 6.00%, 10/15/21	United States	400,000	409,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,700,000	1,853,000
senior note, 7.125%, 7/15/20	United States	700,000	727,125
senior secured note, 5.125%, 8/15/18	United States	1,500,000	1,552,500
ExamWorks Group Inc., senior note, 9.00%, 7/15/19	United States	1,300,000	1,413,750
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	800,000	880,000
senior note, 5.875%, 5/01/23	United States	2,500,000	2,475,000
senior secured bond, 7.25%, 9/15/20	United States	900,000	983,250
senior secured note, 7.875%, 2/15/20	United States	1,000,000	1,076,250
senior secured note, 5.875%, 3/15/22	United States	1,000,000	1,035,000
Tenet Healthcare Corp., senior note, 8.125%, 4/01/22	United States	2,000,000	2,160,000

			18,921,375

Materials 11.8%
ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	1,400,000	1,483,587
[c] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	600,000	658,500
[c]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
secured note, 144A, 4.875%, 11/15/22	Luxembourg	200,000	198,875
senior note, 144A, 7.00%, 11/15/20	Luxembourg	1,000,000	1,010,000
senior secured note, first lien, 144A, 7.375%, 10/15/17	Luxembourg	600,000	645,750

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials (continued)
[c] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,500,000	$1,389,787
[c] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 7.125%, 5/01/18	Australia	2,000,000	2,095,000
[c] Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	3,500,000	3,863,125
[c] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	2,000,000	1,935,000
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	800,000	806,000
[c] Exopack Holding Corp., senior note, 144A, 10.00%, 6/01/18	United States	1,600,000	1,744,000
[c] FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.875%, 2/01/18	Australia	2,000,000	2,110,000
8.25%, 11/01/19	Australia	500,000	563,125
6.875%, 4/01/22	Australia	200,000	219,000
[c] Ineos Finance PLC, senior secured note, 144A,
8.375%, 2/15/19	Switzerland	200,000	223,250
7.50%, 5/01/20	Switzerland	500,000	547,813
[c] Ineos Group Holdings SA, senior note, 144A, 6.125%, 8/15/18	Switzerland	1,300,000	1,314,625
[c] Inmet Mining Corp., senior note, 144A,
8.75%, 6/01/20	Canada	2,500,000	2,725,000
7.50%, 6/01/21	Canada	300,000	315,000
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	1,300,000	1,452,750
Olin Corp., senior bond, 5.50%, 8/15/22	United States	3,200,000	3,208,000
[c] Orion Engineered Carbons Bondco GmbH, senior secured note, first lien, 144A,
9.625%, 6/15/18	Germany	1,600,000	1,768,000
[c,g] Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	500,000	525,000
[c] Perstorp Holding AB, first lien, 144A, 8.75%, 5/15/17	Sweden	2,500,000	2,691,072
[c] Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	700,000	717,500
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	1,400,000	1,435,000
senior note, 8.50%, 5/15/18	United States	2,800,000	2,968,000
senior note, 9.00%, 4/15/19	United States	200,000	215,500
senior note, 9.875%, 8/15/19	United States	200,000	223,500
senior note, 8.25%, 2/15/21	United States	400,000	429,000
[c] Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	800,000	902,000
6.50%, 12/01/20	United States	500,000	540,000
8.375%, 9/15/21	United States	600,000	684,000
[c] U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, senior note, 144A, 7.375%, 5/01/21	United States	700,000	749,875

			42,356,634

Media 8.3%
Cablevision Systems Corp., senior note, 7.75%, 4/15/18	United States	1,000,000	1,120,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	900,000	844,875
senior note, 6.50%, 4/30/21	United States	1,500,000	1,548,750
Clear Channel Communications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	3,800,000	3,857,000
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	1,000,000	1,026,250
senior sub. note, 7.625%, 3/15/20	United States	200,000	209,000
senior sub. note, 7.625%, 3/15/20	United States	1,100,000	1,161,875
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,500,000	1,623,750
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	3,000,000	3,330,000
6.75%, 6/01/21	United States	1,500,000	1,597,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Media (continued)
[c] Gannett Co. Inc.,
senior bond, 144A, 6.375%, 10/15/23	United States	2,000,000	$2,075,000
senior note, 144A, 5.125%, 7/15/20	United States	700,000	712,250
[c] The Nielsen Co. (Luxembourg) Sarl, senior note, 144A, 5.50%, 10/01/21	United States	900,000	916,312
[g] Radio One Inc., senior sub. note, PIK, 12.50%, 5/24/16	United States	1,676,514	1,684,897
[c] Univision Communications Inc., senior secured note, 144A,
6.875%, 5/15/19	United States	2,500,000	2,684,375
7.875%, 11/01/20	United States	700,000	772,625
[c] UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,000,000	1,067,500
[c] UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	500,000	532,188
[c] WMG Acquisition Corp., secured note, 144A, 6.00%, 1/15/21	United States	2,782,000	2,903,712

			29,667,859

Pharmaceuticals, Biotechnology & Life Sciences 2.9%
[c] inVentiv Health Inc., senior secured note, 144A, 9.00%, 1/15/18	United States	600,000	630,000
[c,g] Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	1,200,000	1,275,000
[c] Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	700,000	791,000
Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	3,300,000	3,427,875
[c] Salix Pharmaceuticals Ltd., senior note, 144A, 6.00%, 1/15/21	United States	400,000	411,000
[c] Valeant Pharmaceuticals International Inc., senior note, 144A,
7.50%, 7/15/21	United States	200,000	220,500
5.625%, 12/01/21	United States	300,000	302,250
[c] VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	3,000,000	3,176,250

			10,233,875

Retailing 0.9%
[c] American Builders & Contractors Supply Co. Inc., senior note, 144A, 5.625%, 4/15/21	United States	2,100,000	2,115,750
[c] New Look Bondco I PLC, secured note, 144A, 8.375%, 5/14/18	United Kingdom	1,000,000	1,041,250

			3,157,000

Semiconductors & Semiconductor Equipment 1.0%
Freescale Semiconductor Inc., senior note,
8.05%, 2/01/20	United States	2,000,000	2,160,000
10.75%, 8/01/20	United States	1,104,000	1,258,560

			3,418,560

Software & Services 3.5%
[c] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	1,400,000	1,449,000
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	2,500,000	2,456,250
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	1,500,000	1,768,125
[c] senior note, 144A, 11.25%, 1/15/21	United States	1,000,000	1,108,750
[c] senior secured bond, 144A, 8.25%, 1/15/21	United States	2,500,000	2,671,875
[c] Sitel LLC/Finance Corp., senior secured note, 144A, 11.00%, 8/01/17	United States	200,000	214,500
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,200,000	1,254,000
West Corp., senior note, 7.875%, 1/15/19	United States	1,500,000	1,627,500

			12,550,000

Technology Hardware & Equipment 1.5%
[c] Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	United States	2,400,000	2,502,000
[c] Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	700,000	698,250
[c,g] CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	400,000	418,000
[c] CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	1,746,000	1,922,783

			5,541,033

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services 10.5%
[c] Altice Financing SA, secured note, 144A, 6.50%, 1/15/22	Luxembourg	800,000		$808,000
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	100,000		101,750
senior note, 6.45%, 6/15/21	United States	400,000		418,000
senior note, 5.80%, 3/15/22	United States	2,500,000		2,481,250
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	1,500,000		1,715,625
[c] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	2,000,000		2,081,250
[c] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,200,000		1,163,388
[c] eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,800,000		1,974,375
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	200,000		200,500
senior note, 8.50%, 4/15/20	United States	2,000,000		2,250,000
senior note, 8.75%, 4/15/22	United States	900,000		1,003,500
senior note, 7.875%, 1/15/27	United States	200,000		193,000
Intelsat Jackson Holdings SA,
[c] senior bond, 144A, 5.50%, 8/01/23	Luxembourg	500,000		475,000
senior note, 7.25%, 10/15/20	Luxembourg	900,000		988,875
senior note, 7.50%, 4/01/21	Luxembourg	3,800,000		4,208,500
[c] Lynx II Corp., senior bond, 144A, 6.375%, 4/15/23	United Kingdom	1,700,000		1,738,250
[c] Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	1,300,000		1,353,625
[c] Sprint Corp.,
senior bond, 144A, 7.125%, 6/15/24	United States	500,000		508,750
senior note, 144A, 7.875%, 9/15/23	United States	500,000		538,750
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	3,000,000		3,487,500
[c] 144A, 9.00%, 11/15/18	United States	3,000,000		3,622,500
[c] 144A, 7.00%, 3/01/20	United States	300,000		336,000
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	400,000		406,000
senior note, 6.542%, 4/28/20	United States	1,600,000		1,710,000
senior note, 6.125%, 1/15/22	United States	200,000		204,000
[c] Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	2,000,000		2,130,000
[c,g] Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%,
7/15/17	Italy	612,263	EUR	840,916
7/15/17	Italy	634,219		634,862

				37,574,166

Transportation 1.3%
[c] CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	1,500,000		1,252,500
Hertz Corp., senior note,
7.50%, 10/15/18	United States	1,100,000		1,190,750
6.75%, 4/15/19	United States	2,200,000		2,381,500

				4,824,750

Utilities 2.0%
[c] Calpine Corp.,
senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	400,000		393,000
senior secured note, 144A, 7.875%, 7/31/20	United States	654,000		719,400
senior secured note, 144A, 7.50%, 2/15/21	United States	1,170,000		1,282,613
senior secured note, 144A, 7.875%, 1/15/23	United States	782,000		858,245
senior secured, first lien, 144A, 6.00%, 1/15/22	United States	100,000		103,000
[c] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,700,000		1,768,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
[c] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,
senior secured note, 144A, 11.50%, 10/01/20	United States	3,000,000	$2,220,000

			7,344,258

Total Corporate Bonds (Cost $318,832,679)			334,716,619

[i,j]Senior Floating Rate Interests 1.6%
Capital Goods 0.2%
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	760,128	773,193

Household & Personal Products 0.6%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,382,000	2,262,900

Telecommunication Services 0.5%
Altice Financing SA, Loans, 5.50%, 6/24/19	Luxembourg	1,700,000	1,712,750

Utilities 0.3%
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan, 4.668% - 4.739%, 10/10/17	United States	1,431,288	988,662

Total Senior Floating Rate Interests (Cost $5,970,459)			5,737,505

		Shares
Litigation Trust (Cost $—) 0.0%
[a,b,f] NewPage Corp., Litigation Trust	United States	2,500,000	—

Total Investments before Short Term Investments (Cost $328,911,780)			342,859,818

		Principal Amount*
Short Term Investments (Cost $10,915,352) 3.1%
Repurchase Agreements 3.1%
[k] Joint Repurchase Agreement, 0.008%, 1/02/14 (Maturity Value $10,915,357)	United States	10,915,352	10,915,352
BNP Paribas Securities Corp. (Maturity Value $832,951)
Credit Suisse Securities (USA) LLC (Maturity Value $2,498,853)
Deutsche Bank Securities Inc. (Maturity Value $1,461,239)
HSBC Securities (USA) Inc. (Maturity Value $3,498,481)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,624,314)
Morgan Stanley & Co. LLC (Maturity Value $999,519)

Collateralized by U.S. Government Agency Securities, 0.00% - 4.125%, 1/15/14 - 3/07/18; [l]U.S. Government Agency Discount Notes, 8/19/14; [l]U.S. Treasury Bills, 9/18/14; U.S. Treasury Bonds, 8.875% - 9.125%, 5/15/17 - 5/15/18; U.S. Treasury Notes, 0.25% - 4.75%, 1/15/15 - 12/31/18; and U.S. Treasury Notes, Index Linked, 1.375% - 1.625%, 1/15/18 - 7/15/18 (valued at $11,134,031)

Total Investments (Cost $339,827,132) 98.6%			353,775,170
Other Assets, less Liabilities 1.4%			5,139,879

Net Assets 100.0%			$358,915,049

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin High Income Securities Fund

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $135,034,664, representing 37.62% of net assets.

dSecurity purchased on a when-issued basis. See Note 1(d).

eSee Note 7 regarding defaulted securities.

fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $191, representing less than 0.01% of net assets.

gIncome may be received in additional securities and/or cash.

hPerpetual security with no stated maturity date.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(f) regarding senior floating rate interests.

kSee Note 1(c) regarding joint repurchase agreement.

lThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin High Income Securities Fund

Forward Exchange Contracts

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	600,000	$823,230	12/17/14	$—	$(2,567)

aMay be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page FH-34.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin High Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$328,911,780
Cost - Repurchase agreements	10,915,352

Total cost of investments	$339,827,132

Value - Unaffiliated issuers	$342,859,818
Value - Repurchase agreements	10,915,352

Total value of investments	353,775,170
Cash	39,626
Receivables:
Capital shares sold	273,060
Interest	5,978,665
Other assets	8

Total assets	360,066,529

Liabilities:
Payables:
Investment securities purchased	500,000
Capital shares redeemed	252,507
Management fees	158,686
Distribution fees	137,782
Unrealized depreciation on forward exchange contracts	2,567
Accrued expenses and other liabilities	99,938

Total liabilities	1,151,480

Net assets, at value	$358,915,049

Net assets consist of:
Paid-in capital	$347,687,410
Undistributed net investment income	20,624,091
Net unrealized appreciation (depreciation)	13,945,476
Accumulated net realized gain (loss)	(23,341,928)

Net assets, at value	$358,915,049

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Franklin High Income Securities Fund
Class 1:
Net assets, at value	$39,300,391

Shares outstanding	5,600,886

Net asset value and maximum offering price per share	$7.02

Class 2:
Net assets, at value	$291,825,563

Shares outstanding	42,845,091

Net asset value and maximum offering price per share	$6.81

Class 4:
Net assets, at value	$27,789,095

Shares outstanding	4,004,010

Net asset value and maximum offering price per share	$6.94

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin High Income Securities Fund
Investment income:
Dividends	$169,842
Interest	25,236,130

Total investment income	25,405,972

Expenses:
Management fees (Note 3a)	1,836,744
Distribution fees: (Note 3c)
Class 2	708,598
Class 4	97,469
Unaffiliated transfer agent fees	87
Custodian fees (Note 4)	3,352
Reports to shareholders	98,619
Professional fees	47,237
Trustees’ fees and expenses	1,420
Other	50,417

Total expenses	2,843,943
Expense reductions (Note 4)	(29)

Net expenses	2,843,914

Net investment income	22,562,058

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	5,567,320
Foreign currency transactions	(20,520)

Net realized gain (loss)	5,546,800

Net change in unrealized appreciation (depreciation) on:
Investments	(1,215,896)
Translation of other assets and liabilities denominated in foreign currencies	(1,022)

Net change in unrealized appreciation (depreciation)	(1,216,918)

Net realized and unrealized gain (loss)	4,329,882

Net increase (decrease) in net assets resulting from operations	$26,891,940

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$22,562,058	$23,416,924
Net realized gain (loss) from investments and foreign currency transactions and swap contracts	5,546,800	3,511,154
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(1,216,918)	21,969,531

Net increase (decrease) in net assets resulting from operations	26,891,940	48,897,609

Distributions to shareholders from:
Net investment income:
Class 1	(2,998,716)	(2,935,357)
Class 2	(20,021,935)	(18,731,686)
Class 4	(1,982,283)	(1,858,828)

Total distributions to shareholders	(25,002,934)	(23,525,871)

Capital share transactions: (Note 2)
Class 1	(3,089,037)	(3,084,036)
Class 2	8,408,156	12,381,383
Class 4	25,255	(1,465,915)

Total capital share transactions	5,344,374	7,831,432

Net increase (decrease) in net assets	7,233,380	33,203,170
Net assets:
Beginning of year	351,681,669	318,478,499

End of year	$358,915,049	$351,681,669

Undistributed net investment income included in net assets:
End of year	$20,624,091	$22,935,694

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin High Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 83.96% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2013.

d. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2013, the Fund had OTC derivatives in a net liability position for such contracts of $2,567.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Derivative Financial Instruments (continued)

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations.

See Note 8 regarding other derivative information.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	296,126	$2,094,060	237,071	$1,594,666
Shares issued in reinvestment of distributions	448,910	2,998,716	461,534	2,935,357
Shares redeemed	(1,160,278)	(8,181,813)	(1,118,303)	(7,614,059)

Net increase (decrease)	(415,242)	$(3,089,037)	(419,698)	$(3,084,036)

Class 2 Shares:
Shares sold	8,384,624	$56,291,181	6,520,319	$43,016,960
Shares issued in reinvestment of distributions	3,085,044	20,021,935	3,021,240	18,731,686
Shares redeemed	(9,961,173)	(67,904,960)	(7,450,705)	(49,367,263)

Net increase (decrease)	1,508,495	$8,408,156	2,090,854	$12,381,383

Class 4 Shares:
Shares sold	232,056	$1,586,635	86,672	$581,663
Shares issued on reinvestment of distributions	299,438	1,982,283	294,584	1,858,828
Shares redeemed	(515,161)	(3,543,663)	(582,921)	(3,906,406)

Net increase (decrease)	16,333	$25,255	(201,665)	$(1,465,915)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2014	$40,420
2015	4,493,289
2016	8,150,741
2017	10,621,353

$23,305,803

During the year ended December 31, 2013, the Fund utilized $5,607,494 of capital loss carryforwards.

On December 31, 2013, the Fund had expired capital loss carryforwards of $713,696, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$25,002,934	$23,525,871

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$340,717,529

Unrealized appreciation	$19,235,616
Unrealized depreciation	(6,177,975)

Net unrealized appreciation (depreciation)	$13,057,641

Distributable earnings – undistributed ordinary income	$21,479,534

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $104,578,335 and $104,367,999 respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2013, the Fund had 95.56% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2013, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$ —	Unrealized depreciation on forward exchange contracts	$2,567

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

8. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(20,520)	$(1,027)

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

10. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Materials	$—	$900,000	$—		$900,000
Transportation	—	682,102	—		682,102
All Other Equity Investments[b]	823,592	—	—		823,592
Corporate Bonds	—	334,716,428	191		334,716,619
Senior Floating Rate Interests	—	5,737,505	—		5,737,505
Litigation Trust	—	—	—	[c]	—
Short Term Investments	—	10,915,352	—		10,915,352

Total Investments in Securities	$823,592	$352,951,387	$191		$353,775,170

Liabilities:
Forward Exchange Contracts	—	2,567	—		2,567

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

DBAB - Deutsche Bank AG	EUR - Euro	FRN - Floating Rate Note
PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

FRANKLIN INCOME SECURITIES FUND

This annual report for Franklin Income Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+13.94%	+14.96%	+7.20%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Barclays U.S. Aggregate Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the S&P 500, posted a +32.39% total return, and its fixed income benchmark, the Barclays U.S. Aggregate Index, had a -2.02% total return for the same period.1

Economic and Market Overview

The U.S. economy recovered during the year ended December 31, 2013, especially in the second half. Improved business investment, net exports, and state and local government spending mitigated negative effects of federal budget cuts. Third-quarter U.S. gross domestic product growth was the highest since the end of 2011, underpinned by consumer spending and rising inventories. Historically low mortgage rates and positive sentiment aided the housing market, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded in 2013, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.2 Inflation remained below the Federal Reserve Board’s (Fed’s) 2.0% target.

In January, Washington averted automatic federal budget cuts and income tax increases, but automatic budget cuts started in March after Congress could not agree on expenditure reductions. Chairman Bernanke indicated in May that the Fed might reduce monthly asset purchases, assuming ongoing U.S. recovery but stated in September that reductions were postponed pending stronger economic growth. A U.S. budget impasse that shut down non-essential government services in October ended after Congress funded the government until early 2014. In December, Congress passed a two-year budget deal to ease automatic spending cuts in 2014 and avoid future government shutdowns, and the Fed announced it would reduce monthly bond purchases by $10 billion beginning in January 2014. The Fed reaffirmed supporting low

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Investments in lower rated, higher yielding instruments include higher risk of default and loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

interest rates as long as the unemployment rate exceeded 6.5% and inflation expectations remained low.

Rising corporate profits and generally favorable economic data encouraged investors, helping mitigate sell-offs in reaction to Fed statements and Washington’s fiscal negotiations. U.S. stocks generated strong 12-month returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs.3

Although the Fed’s asset purchase program continued to put downward pressure on long-term interest rates, investor concerns about the eventual reduction of asset purchases pushed the 10-year U.S. Treasury note yield to 3.04% at period-end from 1.78% on December 31, 2012. Investors also anticipated higher interest rates and pulled back from the fixed income markets overall. For the year under review, most fixed income markets declined in value.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the fiscal year, the Fund meaningfully increased its equity securities weighting. This shift was driven by significant appreciation of underlying positions and reallocation of assets toward equities, given our view of attractive relative value as we sought current income while maintaining prospects for capital appreciation. Our largest equity allocations were in dividend paying common stocks followed by convertible securities.

Fixed income assets declined during the period. The Fund’s fixed income assets remained positioned largely in high yield corporate bonds,

3. Please see Index descriptions following the Fund Summaries.

Portfolio Breakdown

Franklin Income Securities Fund

12/31/13

% of Total Net Assets
Equity*	60.0%
Utilities	12.7%
Energy	11.5%
Materials	9.6%
Financials	9.1%
Health Care	6.1%
Industrials	3.6%
Information Technology	3.1%
Other	4.3%
Fixed Income	35.7%
Energy	8.2%
Consumer Discretionary	6.6%
Information Technology	5.5%
Materials	3.4%
Telecommunication Services	3.3%
Financials	2.5%
Other	6.2%
Short-Term Investments & Other Net Assets	4.3%

*Includes convertible bonds.

which performed well relative to other fixed income securities as higher coupons and continued strong credit trends helped mitigate the headwinds associated with rising long-term interest rates.

Most equity and fixed income sectors contributed positive returns during the year. Leading equity sectors included financials, energy, health care and utilities. Among fixed income investments, technology, communications and energy positions notably benefited performance.4

Within our equity investments, financials positions including Wells Fargo and JPMorgan Chase advanced partly because of favorable credit conditions and optimism about loan growth. Health care companies Merck & Co., Roche Holding and Johnson & Johnson benefited from strong cash flow that helped grow dividends and finance share buybacks. Leading individual contributors included Dow Chemical and LyondellBasell Industries in the materials sector. The companies made gains amid improved prospects for economic growth and better margin trends attributed to a favorable feedstock cost outlook driven by low natural gas prices. Notable individual detractors included metals and mining companies Barrick Gold,5 Newmont Mining and GoldCorp, which were hurt by falling commodity prices and a slowing growth outlook for many emerging market economies.

Leading fixed income contributors, including First Data and Freescale Semiconductor in technology and CC Media Holdings6 in communications, benefited from accommodative capital markets that enabled significant refinancing of existing debt maturities. Record high yield bond issuance and favorable credit spreads drove outperformance relative to other fixed income securities. Texas Competitive Electric Holdings (TCEH) was a notable fixed income detractor. TCEH struggled with a highly leveraged balance sheet amid weak power market fundamentals and low natural gas prices and was sold by period-end.

Although the Fund was more heavily weighted toward equities, the rise in long-term interest rates and underperformance of several fixed income sectors allowed us to purchase some corporate bonds. We focused on higher yields and segments with lowered prices and discounts to par value we found attractive.

4. Technology fixed income holdings are in information technology in the SOI. Communications fixed income holdings are part of consumer discretionary and telecommunication services in the SOI.

5. Held in an equity-linked security.

6. CC Media Holdings comprises Clear Channel Communications, Inc. and Clear Channel Worldwide Holdings, Inc. in the SOI.

Top Five Equity Holdings*

Franklin Income Securities Fund

12/31/13

Company Sector/Industry	% of Total Net Assets
Wells Fargo & Co.	2.6%
Financials
Bank of America Corp.	2.2%
Financials
Merck & Co. Inc.	2.1%
Health Care
The Dow Chemical Co.	2.0%
Materials
Royal Dutch Shell PLC, A, ADR (U.K.)	1.9%
Energy

Top Five Fixed Income and Senior Floating Rate Interests Holdings*

Franklin Income Securities Fund

12/31/13

Issuer Sector/Industry	% of Total Net Assets
First Data Corp.	2.8%
Information Technology
Clear Channel Communications Inc.	1.6%
Consumer Discretionary
Freescale Semiconductor Inc.	1.6%
Information Technology
JPMorgan Chase & Co.	1.3%
Financials
Sprint Nextel Corp.	1.2%
Telecommunication Services

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,093.20	$3.80
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.67

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.72%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

SUPPLEMENT DATED FEBRUARY 1, 2014

TO THE PROSPECTUSES DATED MAY 1, 2013

OF

FRANKLIN INCOME SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summaries – Portfolio Managers” section on page FI-S5 is revised to read as follows:

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

EDWARD D. PERKS, CFA Executive Vice President of Advisers and portfolio manager of the Fund since 2002.

MATTHEW QUINLAN Portfolio Manager of Advisers and portfolio manager of the Fund since 2012.

ALEX W. PETERS, CFA Vice President of Advisers and portfolio manager of the Fund since 2012.

II.  The “Fund Details – Management” section disclosure concerning the portfolio management team beginning on page FI-D9 is revised to read as follows:

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

EDWARD D. PERKS, CFA Executive Vice President of Advisers	Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

F1-8

MATTHEW QUINLAN Portfolio Manager of Advisers	Mr. Quinlan has been a portfolio manager of the Fund since 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

ALEX W. PETERS, CFA Vice President of Advisers	Mr. Peters has been a portfolio manager of the Fund since 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement for future reference.

F1-9

SUPPLEMENT DATED NOVEMBER 18, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013

OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Statement of Additional Information is amended as follows:

I. The section on page five for Franklin Income Securities Fund under the heading “The Funds – Goals, Additional Strategies and Risks” is amended to reflect that the Fund may sell protection using credit default swaps.

II. In the section entitled “Derivative Instruments,” the text under the headings “Swap Agreements,” “Credit Default Swaps.” “Risks of swaps generally,” “Risks of uncleared swaps,” “Risks of cleared swaps” and “Risks of potential regulation of swaps and other derivatives” is replaced with the following:

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the

Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

New swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss. If the Fund desires to terminate an uncleared swap prior to its expiration date, the Fund generally will have to negotiate with its swap counterparty.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Recently adopted CFTC rules will, when implemented, require the trading and execution of certain cleared swaps on public trading facilities, which will occur for each category of swaps subject to mandatory clearing once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. If the Fund desires to terminate a cleared swap prior to its expiration date, the Fund may do so by entering into a second offsetting or close out transaction which is usually accomplished by buying or selling, as the case may be, an identical, offsetting swap. This transaction, which is effected through a member of an exchange, cancels the payment obligations under the swap.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Fund’s investment manager, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Risks of potential regulation of swaps and other derivatives” below.

Risks of uncleared swaps. Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Risks of potential regulation of swaps and other derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment goal(s). The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Year Ended December 31,
Class 1	2013		2012		2011	2010		2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.47		$14.68		$15.16	$14.43		$11.53

Income from investment operations[a]:
Net investment income[b]	0.81		0.91		0.96	0.89		0.91
Net realized and unrealized gains (losses)	1.31		0.90		(0.54)	0.85		3.08

Total from investment operations	2.12		1.81		0.42	1.74		3.99

Less distributions from net investment income	(1.06)		(1.02)		(0.90)	(1.01)		(1.09)

Net asset value, end of year	$16.53		$15.47		$14.68	$15.16		$14.43

Total return[c]	14.18%		12.91%		2.71%	12.87%		35.88%
Ratios to average net assets
Expenses	0.47%	[d]	0.47%		0.47% [d]	0.47%	[d]	0.47%	[d]
Net investment income	5.07%		6.03%		6.35%	6.28%		7.23%

Supplemental data
Net assets, end of year (000’s)	$695,004		$584,391		$1,300,935	$1,449,028		$910,504
Portfolio turnover rate	21.71%		26.66%	[e]	28.65%	41.65%		42.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 2	2013		2012		2011	2010		2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.07		$14.32		$14.82	$14.12		$11.30

Income from investment operations[a]:
Net investment income[b]	0.75		0.85		0.90	0.86		0.86
Net realized and unrealized gains (losses)	1.27		0.88		(0.53)	0.82		3.01

Total from investment operations	2.02		1.73		0.37	1.68		3.87

Less distributions from net investment income	(1.02)		(0.98)		(0.87)	(0.98)		(1.05)

Net asset value, end of year	$16.07		$15.07		$14.32	$14.82		$14.12

Total return[c]	13.94%		12.65%		2.38%	12.67%		35.59%
Ratios to average net assets
Expenses	0.72%	[d]	0.72%		0.72% [d]	0.72%	[d]	0.72%	[d]
Net investment income	4.82%		5.78%		6.10%	6.03%		6.98%

Supplemental data
Net assets, end of year (000’s)	$6,188,045		$6,182,997		$5,915,637	$6,309,207		$6,114,898
Portfolio turnover rate	21.71%		26.66%	[e]	28.65%	41.65%		42.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 4	2013		2012		2011	2010		2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.32		$14.54		$15.04	$14.33		$11.49

Income from investment operations[a]:
Net investment income[b]	0.75		0.85		0.90	0.85		0.86
Net realized and unrealized gains (losses)	1.30		0.90		(0.54)	0.84		3.06

Total from investment operations	2.05		1.75		0.36	1.69		3.92

Less distributions from net investment income	(1.01)		(0.97)		(0.86)	(0.98)		(1.08)

Net asset value, end of year	$16.36		$15.32		$14.54	$15.04		$14.33

Total return[c]	13.85%		12.56%		2.29%	12.54%		35.37%
Ratios to average net assets
Expenses	0.82%	[d]	0.82%		0.82% [d]	0.82%	[d]	0.82%	[d]
Net investment income	4.72%		5.68%		6.00%	5.93%		6.88%

Supplemental data
Net assets, end of year (000’s)	$397,652		$436,405		$431,435	$415,541		$347,733
Portfolio turnover rate	21.71%		26.66%	[e]	28.65%	41.65%		42.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 52.5%
Consumer Discretionary 1.0%
[a,b] Dex Media Inc.	United States	458,876	$3,111,179
Ford Motor Co.	United States	1,000,000	15,430,000
General Motors Co.	United States	384,539	15,716,109
McDonald’s Corp.	United States	113,300	10,993,499
Target Corp.	United States	394,200	24,941,034

			70,191,821

Consumer Staples 1.3%
The Coca-Cola Co.	United States	729,800	30,148,038
PepsiCo Inc.	United States	584,000	48,436,960
Safeway Inc.	United States	445,700	14,516,449

			93,101,447

Energy 9.8%
BP PLC, ADR	United Kingdom	2,750,000	133,677,500
[a] Callon Petroleum Co.	United States	350,000	2,285,500
Canadian Oil Sands Ltd.	Canada	3,212,700	60,433,786
Chesapeake Energy Corp.	United States	581,500	15,781,910
Chevron Corp.	United States	561,000	70,074,510
Exxon Mobil Corp.	United States	884,850	89,546,820
[a] Halcon Resources Corp.	United States	34,489	133,128
Halliburton Co.	United States	1,151,700	58,448,775
Royal Dutch Shell PLC, A, ADR	United Kingdom	1,951,748	139,101,080
Schlumberger Ltd.	United States	446,600	40,243,126
Spectra Energy Corp.	United States	600,000	21,372,000
Total SA, B, ADR	France	732,900	44,904,783
Transocean Ltd.	United States	400,000	19,768,000
The Williams Cos. Inc.	United States	563,900	21,749,623

			717,520,541

Financials 6.0%
Banco Santander SA	Spain	2,255,788	20,187,053
Bank of America Corp.	United States	4,909,800	76,445,586
Barclays PLC	United Kingdom	3,473,166	15,637,555
Commonwealth Bank of Australia	Australia	374,700	26,022,229
HSBC Holdings PLC	United Kingdom	4,341,457	47,616,465
JPMorgan Chase & Co.	United States	1,606,400	93,942,272
MetLife Inc.	United States	258,509	13,938,805
Wells Fargo & Co.	United States	2,863,100	129,984,740
Westfield Retail Trust	Australia	5,543,693	14,697,276

			438,471,981

Health Care 6.1%
Eli Lilly & Co.	United States	434,800	22,174,800
Johnson & Johnson	United States	617,800	56,584,302
Merck & Co. Inc.	United States	3,023,200	151,311,160
Pfizer Inc.	United States	3,055,375	93,586,136
Roche Holding AG	Switzerland	257,719	71,995,488
Sanofi, ADR	France	868,292	46,566,500

			442,218,386

Industrials 3.4%
[a] CEVA Holdings LLC	United Kingdom	13,012	12,361,647
Deere & Co.	United States	100,000	9,133,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Industrials (continued)
General Electric Co.	United States	4,341,500	$121,692,245
Lockheed Martin Corp.	United States	253,200	37,640,712
Republic Services Inc.	United States	527,300	17,506,360
Waste Management Inc.	United States	1,028,200	46,135,334

			244,469,298

Information Technology 2.9%
Apple Inc.	United States	50,000	28,055,500
Cisco Systems Inc.	United States	1,534,600	34,451,770
Intel Corp.	United States	3,679,300	95,514,628
QUALCOMM Inc.	United States	200,000	14,850,000
Texas Instruments Inc.	United States	924,800	40,607,968

			213,479,866

Materials 8.2%
Agrium Inc.	Canada	650,000	59,462,000
AngloGold Ashanti Ltd., ADR	South Africa	199,655	2,339,957
BHP Billiton PLC	United Kingdom	2,566,292	79,359,841
The Dow Chemical Co.	United States	3,207,200	142,399,680
E. I. du Pont de Nemours and Co.	United States	1,047,500	68,056,075
Freeport-McMoRan Copper & Gold Inc., B	United States	500,000	18,870,000
Goldcorp Inc.	Canada	1,508,600	32,691,362
LyondellBasell Industries NV, A	United States	1,050,000	84,294,000
The Mosaic Co.	United States	200,000	9,454,000
Newmont Mining Corp.	United States	735,317	16,934,350
Rio Tinto PLC, ADR	United Kingdom	1,500,000	84,645,000

			598,506,265

Telecommunication Services 1.4%
AT&T Inc.	United States	1,736,600	61,058,856
Telstra Corp. Ltd.	Australia	4,946,331	23,180,548
Vodafone Group PLC	United Kingdom	3,878,012	15,224,008

			99,463,412

Utilities 12.4%
AGL Resources Inc.	United States	290,732	13,731,272
American Electric Power Co. Inc.	United States	1,300,000	60,762,000
Dominion Resources Inc.	United States	800,000	51,752,000
Duke Energy Corp.	United States	1,302,500	89,885,525
[a,b] Dynegy Inc.	United States	3,500,000	75,320,000
[a,b] Dynegy Inc., wts., 10/02/17	United States	242,666	330,026
Entergy Corp.	United States	738,100	46,699,587
Exelon Corp.	United States	2,500,000	68,475,000
FirstEnergy Corp.	United States	1,095,900	36,142,782
NextEra Energy Inc.	United States	651,300	55,764,306
PG&E Corp.	United States	1,736,600	69,950,248
Pinnacle West Capital Corp.	United States	260,500	13,785,660
PPL Corp.	United States	1,615,400	48,607,386
Public Service Enterprise Group Inc.	United States	1,823,500	58,424,940
Sempra Energy	United States	868,300	77,938,608
The Southern Co.	United States	1,375,600	56,550,916
TECO Energy Inc.	United States	1,753,700	30,233,788

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Utilities (continued)
Xcel Energy Inc.	United States	1,710,964	$47,804,334

			902,158,378

Total Common Stocks and Other Equity Interests (Cost $3,151,809,989)			3,819,581,395

[c] Equity-Linked Securities 2.6%
Energy 1.3%
[d] Barclays Bank PLC into Devon Energy Corp., 6.00%, 144A	United States	650,000	41,004,470
[d] Barclays Bank PLC into Weatherford International Inc., 7.50%, 144A	United States	850,000	13,623,290
[d] JPMorgan Chase & Co. into Anadarko Petroleum Corp., 5.00%, 144A	United States	450,000	36,236,385

			90,864,145

Information Technology 0.2%
[d] Wells Fargo & Co. into Broadcom Corp., 7.00%, 144A	United States	600,000	17,032,800

Materials 1.1%
[d] JPMorgan Chase & Co. into Freeport-McMoRan Copper & Gold Inc., 9.00%, 144A	United States	1,170,000	44,601,570
[d] Morgan Stanley into Barrick Gold Corp., 9.00%, 144A	Canada	1,980,000	37,192,518

			81,794,088

Total Equity-Linked Securities (Cost $206,867,600)			189,691,033

Convertible Preferred Stocks 3.4%
Energy 0.4%
Halcon Resources Corp., 5.75%, cvt. pfd., A	United States	10,000	7,940,000
[d] Sanchez Energy Corp., 6.50%, cvt. pfd., B, 144A	United States	200,000	13,080,000
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	121,600	12,087,040

			33,107,040

Financials 2.4%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	78,200	82,970,200
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	347,325	8,422,631
[a] FNMA, 5.38%, cvt. pfd.	United States	525	14,962,500
MetLife Inc., 5.00%, cvt. pfd.	United States	455,925	14,379,875
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	53,000	58,649,800

			179,385,006

Industrials 0.2%
[a] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	397	516,100
[a] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	14,711	13,975,355

			14,491,455

Materials 0.1%
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	160,000	4,162,400

Utilities 0.3%
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	145,000	7,860,450
Dominion Resources Inc., 6.13%, cvt. pfd., A	United States	145,000	7,847,400
NextEra Energy Inc., 5.89%, cvt. pfd.	United States	83,100	4,705,953

			20,413,803

Total Convertible Preferred Stocks (Cost $251,543,613)			251,559,704

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants		Value
Preferred Stocks 0.7%
Financials 0.7%
[d] Ally Financial Inc., 7.00%, pfd., 144A	United States	25,989		$24,951,878
Ally Financial Inc., 8.50%, pfd., A	United States	65,125		1,748,606
[a] FHLMC, 8.375%, pfd., Z	United States	745,175		6,684,220
[a] FNMA, 6.75%, pfd.	United States	434,150		3,039,050
[a] FNMA, 7.625%, pfd., R	United States	694,650		5,459,949
[a] FNMA, 8.25%, pfd.	United States	739,375		6,469,531

Total Preferred Stocks (Cost $74,181,505)				48,353,234

		Principal Amount*
Convertible Bonds 0.8%
Consumer Discretionary 0.6%
[d] Volkswagen International Finance, cvt., sub. note, 144A, 5.50%, 11/09/15	Germany	25,000,000	EUR	42,754,492

Materials 0.2%
Cemex SAB de CV, cvt., sub. note,
3.25%, 3/15/16	Mexico	1,700,000		2,238,394
3.75%, 3/15/18	Mexico	7,920,000		10,761,300

				12,999,694

Total Convertible Bonds (Cost $41,000,787)				55,754,186

Corporate Bonds 32.5%
Consumer Discretionary 5.7%
[d] Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	5,300,000		5,883,000
Cablevision Systems Corp., senior note, 7.75%, 4/15/18	United States	10,000,000		11,200,000
Caesars Entertainment Operating Co. Inc.,
first lien, 9.00%, 2/15/20	United States	15,000,000		14,662,500
senior secured note, 11.25%, 6/01/17	United States	10,000,000		10,200,000
senior secured note, 8.50%, 2/15/20	United States	8,900,000		8,594,063
senior secured note, first lien, 9.00%, 2/15/20	United States	10,000,000		9,775,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.75%, 1/15/24	United States	15,000,000		14,212,500
senior note, 6.50%, 4/30/21	United States	15,000,000		15,487,500
Chrysler Group LLC/CG Co-Issuer Inc., senior secured note,
8.00%, 6/15/19	United States	25,000,000		27,750,000
8.25%, 6/15/21	United States	12,800,000		14,624,000
Clear Channel Communications Inc.,
[d,e] senior note, 144A, PIK, 14.00%, 2/01/21	United States	13,200,000		11,945,459
senior secured bond, first lien, 9.00%, 3/01/21	United States	24,100,000		24,461,500
senior secured note, first lien, 9.00%, 12/15/19	United States	18,000,000		18,450,000
Clear Channel Worldwide Holdings Inc., senior sub. note, 7.625%, 3/15/20	United States	8,750,000		9,242,187
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	9,684,000		10,773,450
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	15,400,000		16,670,500
Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	10,000,000		10,600,000
[e] Dex Media Inc., senior sub. note, PIK, 14.00%, 1/29/17	United States	15,444,588		8,044,854
DISH DBS Corp., senior bond, 5.00%, 3/15/23	United States	15,000,000		14,062,500
The Goodyear Tire & Rubber Co., senior note,
8.25%, 8/15/20	United States	4,900,000		5,500,250
6.50%, 3/01/21	United States	12,600,000		13,419,000
HD Supply Inc., senior note, 7.50%, 7/15/20	United States	10,000,000		10,825,000
[d] Jaguar Land Rover PLC, 144A, 8.125%, 5/15/21	United Kingdom	2,118,000		2,426,296

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
KB Home,
senior bond, 7.50%, 9/15/22	United States	6,500,000		$6,873,750
senior note, 7.25%, 6/15/18	United States	10,600,000		11,739,500
[d] Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	2,500,000		2,737,500
[d] Laureate Education Inc., 144A, 9.25%, 9/01/19	United States	5,000,000		5,462,500
MGM Resorts International,
5.25%, 3/31/20	United States	5,000,000		4,975,000
senior note, 6.625%, 7/15/15	United States	3,200,000		3,448,000
senior note, 10.00%, 11/01/16	United States	20,000,000		24,100,000
senior note, 8.625%, 2/01/19	United States	3,700,000		4,356,750
senior note, 6.75%, 10/01/20	United States	5,500,000		5,898,750
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	6,700,000		7,453,750
[d] Univision Communications Inc., senior secured note, 144A,
6.875%, 5/15/19	United States	15,000,000		16,106,250
5.125%, 5/15/23	United States	10,000,000		10,037,500
[d] UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	7,500,000		8,006,250
Visant Corp., senior note, 10.00%, 10/01/17	United States	20,000,000		19,500,000

				419,505,059

Consumer Staples 1.2%
Alliance One International Inc., secured note, second lien, 9.875%, 7/15/21	United States	10,000,000		9,425,000
[d] Boparan Finance PLC, senior note, 144A,
9.75%, 4/30/18	United Kingdom	2,000,000	EUR	3,019,222
9.875%, 4/30/18	United Kingdom	7,500,000	GBP	13,661,175
[d] Innovation Ventures LLC/Finance Corp., secured note, 144A, 9.50%, 8/15/19	United States	5,000,000		4,875,000
[d] JBS USA LLC/Finance Inc., senior note, 144A,
8.25%, 2/01/20	United States	10,000,000		10,900,000
7.25%, 6/01/21	United States	4,900,000		5,120,500
7.25%, 6/01/21	United States	12,500,000		13,093,750
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	15,000,000		16,668,750
U.S. Foods Inc., 8.50%, 6/30/19	United States	10,000,000		10,962,500

				87,725,897

Energy 7.2%
Alpha Natural Resources Inc., senior note, 6.25%, 6/01/21	United States	2,500,000		2,150,000
[d] Antero Resources Corp., senior note, 144A, 5.375%, 11/01/21	United States	2,200,000		2,223,375
Antero Resources Finance Corp., senior note, 7.25%, 8/01/19	United States	2,534,000		2,736,720
Arch Coal Inc., senior note,
7.00%, 6/15/19	United States	5,500,000		4,400,000
7.25%, 6/15/21	United States	12,500,000		9,625,000
Bill Barrett Corp., senior note, 7.00%, 10/15/22	United States	5,000,000		5,212,500
Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	3,897,250		4,043,397
CGG, senior note, 6.50%, 6/01/21	France	12,500,000		12,875,000
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	25,000,000		26,968,750
Chesapeake Energy Corp., senior note,
7.25%, 12/15/18	United States	33,000,000		38,280,000
5.75%, 3/15/23	United States	21,500,000		22,252,500
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	1,800,000		1,957,500
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	22,000,000		22,390,522
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	10,000,000		11,175,000
EP Energy LLC/Finance Inc., senior note, 9.375%, 5/01/20	United States	10,000,000		11,587,500
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	10,500,000		10,027,500
[d] Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	16,840,000		17,639,900

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[d] Gibson Energy Inc., senior note, 144A, 6.75%, 7/15/21	Canada	7,000,000	$7,437,500
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	10,000,000	10,475,000
[d] 144A, 9.25%, 2/15/22	United States	5,800,000	5,930,500
[d] Kinder Morgan Inc.,
senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	9,800,000	9,523,238
senior secured note, 144A, 5.00%, 2/15/21	United States	2,400,000	2,373,101
Linn Energy LLC/Finance Corp., senior note, 8.625%, 4/15/20	United States	20,000,000	21,700,000
Magnum Hunter Resources Corp., senior note, 9.75%, 5/15/20	United States	5,000,000	5,425,000
Midstates Petroleum Co. Inc./LLC, senior note, 10.75%, 10/01/20	United States	5,000,000	5,462,500
Offshore Group Investment Ltd., senior secured note, first lien, 7.50%, 11/01/19	United States	17,900,000	19,466,250
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	15,000,000	15,225,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	8,600,000	9,288,000
Plains Exploration & Production Co., senior note, 6.50%, 11/15/20	United States	10,000,000	11,044,680
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	20,000,000	20,400,000
[d] Sabine Pass Liquefaction LLC, secured note, 144A, 5.625%, 2/01/21	United States	15,100,000	14,835,750
Sabine Pass LNG LP,
first lien, 6.50%, 11/01/20	United States	10,000,000	10,425,000
senior secured note, 7.50%, 11/30/16	United States	10,000,000	11,350,000
[d] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	26,300,000	28,798,500
[d] Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	9,300,000	9,555,750
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	20,000,000	21,650,000
7.50%, 3/15/21	United States	15,000,000	15,787,500
8.125%, 10/15/22	United States	10,000,000	10,650,000
7.50%, 2/15/23	United States	6,600,000	6,732,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	40,500,000	43,031,250

			522,111,683

Financials 2.5%
Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	5,000,000	5,593,750
[f] Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,619,765
E*TRADE Financial Corp., senior note, 6.00%, 11/15/17	United States	12,500,000	13,343,750
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	15,000,000	17,737,500
[f] JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	85,000,000	93,798,860
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	15,000,000	16,842,495
Nationstar Mortgage LLC/Nationstar Capital Corp., senior note, 9.625%, 5/01/19	United States	5,000,000	5,650,000
[d] Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	13,600,000	13,702,000
[f] PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN thereafter, Perpetual	United States	8,000,000	7,184,000

			179,472,120

Health Care 1.8%
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	4,900,000	5,230,750
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	25,000,000	27,500,000
senior note, 5.875%, 5/01/23	United States	7,500,000	7,425,000
senior secured note, 6.50%, 2/15/20	United States	16,500,000	18,170,625
[d,e] Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	10,200,000	10,837,500
Tenet Healthcare Corp., senior note,
8.00%, 8/01/20	United States	14,176,000	15,434,120
8.125%, 4/01/22	United States	22,500,000	24,300,000
[g] FRN, 9.25%, 2/01/15	United States	13,000,000	14,040,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Health Care (continued)
[d] Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	7,700,000		$8,489,250

				131,427,245

Industrials 1.3%
[d] Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	12,900,000		13,932,000
[d] Algeco Scotsman Global Finance PLC,
senior note, 144A, 10.75%, 10/15/19	United Kingdom	5,000,000		5,300,000
senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	9,900,000		10,654,875
[d] Bombardier Inc., senior bond, 144A, 6.125%, 1/15/23	Canada	7,500,000		7,481,250
[d] CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	32,691,882		27,297,721
Hertz Corp., senior note, 6.75%, 4/15/19	United States	4,500,000		4,871,250
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	16,300,000		16,952,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	8,800,000		9,856,000

				96,345,096

Information Technology 4.8%
[d] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	12,600,000		13,041,000
CDW LLC/Finance Corp.,
senior note, 8.50%, 4/01/19	United States	13,725,000		15,234,750
senior sub. note, 12.535%, 10/12/17	United States	650,000		682,500
Ceridian Corp., senior note, 11.25%, 11/15/15	United States	4,500,000		4,556,250
[d,e] CommScope Holdings Co. Inc., senior note, 144A, PIK, 7.375%, 6/01/20	United States	11,200,000		11,704,000
[d] CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	1,806,000		1,988,858
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	80,000,000		94,300,000
[d] senior secured bond, 144A, 8.25%, 1/15/21	United States	45,000,000		48,093,750
[d,e] senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	33,188,000		35,594,130
Freescale Semiconductor Inc., senior note,
8.05%, 2/01/20	United States	30,000,000		32,400,000
10.75%, 8/01/20	United States	54,846,000		62,524,440
Infor U.S. Inc., senior note, 9.375%, 4/01/19	United States	4,100,000		4,633,000
[d] Sanmina Corp., senior note, 144A, 7.00%, 5/15/19	United States	15,000,000		16,031,250
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	7,500,000		7,837,500

				348,621,428

Materials 3.4%
AngloGold Ashanti Holdings PLC, senior note, 8.50%, 7/30/20	South Africa	6,000,000		6,195,000
[d] Cemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	7,100,000		8,040,750
[d] Cemex SAB de CV, senior secured note, 144A,
9.00%, 1/11/18	Mexico	26,000,000		28,697,500
9.50%, 6/15/18	Mexico	12,000,000		13,642,500
Dynacast International LLC/Finance Inc., 9.25%, 7/15/19	United States	5,000,000		5,537,500
[d] FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.875%, 2/01/18	Australia	11,900,000		12,554,500
8.25%, 11/01/19	Australia	15,000,000		16,893,750
HudBay Minerals Inc., senior note, 9.50%, 10/01/20	Canada	10,000,000		10,325,000
[d] Ineos Finance PLC, senior secured note, 144A, 8.375%, 2/15/19	Switzerland	5,100,000		5,692,875
[d] Ineos Group Holdings SA, secured note, second lien, 144A, 7.875%, 2/15/16	Switzerland	20,209,708	EUR	28,059,340
[d] Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	4,000,000		4,360,000
[d] Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	9,400,000	EUR	13,773,039
[d] Orion Engineered Carbons Bondco GmbH,
senior secured bond, 144A, 10.00%, 6/15/18	Germany	8,910,000	EUR	13,603,832
senior secured note, first lien, 144A, 9.625%, 6/15/18	Germany	11,100,000		12,265,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials (continued)
[d,e] Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	4,800,000	$5,040,000
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	14,200,000	14,555,000
senior note, 9.00%, 4/15/19	United States	5,000,000	5,387,500
senior note, 9.875%, 8/15/19	United States	16,800,000	18,774,000
senior note, 8.25%, 2/15/21	United States	5,200,000	5,577,000
senior secured note, 6.875%, 2/15/21	United States	10,000,000	10,825,000
Walter Energy Inc., senior note, 9.875%, 12/15/20	United States	7,000,000	6,090,000

			245,889,586

Telecommunication Services 3.3%
CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	1,700,000	1,729,750
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	20,000,000	22,875,000
Frontier Communications Corp., senior note,
8.50%, 4/15/20	United States	12,900,000	14,512,500
9.25%, 7/01/21	United States	7,400,000	8,565,500
7.125%, 1/15/23	United States	8,800,000	8,778,000
[d] MetroPCS Wireless Inc., senior bond, 144A, 6.625%, 4/01/23	United States	15,000,000	15,543,750
[d] Sprint Corp.,
senior bond, 144A, 7.125%, 6/15/24	United States	8,200,000	8,343,500
senior note, 144A, 7.875%, 9/15/23	United States	37,500,000	40,406,250
Sprint Nextel Corp.,
11.50%, 11/15/21	United States	30,000,000	39,450,000
senior note, 9.125%, 3/01/17	United States	13,300,000	15,694,000
senior note, 7.00%, 8/15/20	United States	5,000,000	5,437,500
[d] senior note, 144A, 9.00%, 11/15/18	United States	20,000,000	24,150,000
T-Mobile USA Inc., senior note,
6.542%, 4/28/20	United States	11,200,000	11,970,000
6.633%, 4/28/21	United States	5,000,000	5,293,750
6.731%, 4/28/22	United States	5,000,000	5,231,250
Verizon Communications Inc.,
senior bond, 6.55%, 9/15/43	United States	7,300,000	8,542,591
senior note, 5.15%, 9/15/23	United States	6,900,000	7,411,014

			243,934,355

Utilities 1.3%
[d] Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	4,542,000	4,996,200
7.50%, 2/15/21	United States	11,970,000	13,122,113
7.875%, 1/15/23	United States	4,448,000	4,881,680
GenOn Energy Inc., senior note, 7.875%, 6/15/17	United States	25,000,000	27,625,000
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	26,000,000
Niska Gas Storage U.S./Canada, senior note, 8.875%, 3/15/18	United States	15,000,000	15,675,000

			92,299,993

Total Corporate Bonds (Cost $2,162,781,025)			2,367,332,462

[g,h] Senior Floating Rate Interests 3.2%
Consumer Discretionary 0.9%
Clear Channel Communications Inc.,
Term Loan E, 7.669%, 7/31/19	United States	13,142,769	12,978,485
Tranche B Term Loan, 3.819%, 1/29/16	United States	711,676	691,305
Tranche D Term Loan, 6.919%, 1/30/19	United States	50,864,664	48,702,915

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Senior Floating Rate Interests (continued)
Consumer Discretionary (continued)
Dex Media West LLC, Term Loan B, 8.00%, 12/30/16	United States	1,303,270	$1,025,239
SuperMedia Inc., Exit Term Loan, 11.60%, 12/31/16	United States	858,471	640,992

			64,038,936

Consumer Staples 0.2%
U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	14,925,000	15,060,877

Energy 1.0%
Chesapeake Energy Corp., Senior Unsecured Term Loan, 5.75%, 12/02/17	United States	20,000,000	20,450,000
Drillships Financing Holding Inc., Tranche B-2 Term Loan, 5.50%, 7/15/16	Marshall Islands	14,962,500	15,214,992
Fieldwood Energy LLC, Second Lien Closing Date Loans, 8.375%, 9/30/20	United States	10,000,000	10,232,140
Quicksilver Resources Inc., Second Lien Loans, 7.00%, 6/21/19	United States	25,000,000	24,812,500

			70,709,632

Industrials 0.4%
Altegrity Inc.,
Term Loan B, 4.75%, 2/21/15	United States	12,332,706	12,113,036
Tranche D Term Loan, 7.75%, 2/21/15	United States	12,585,755	12,559,539
CEVA Group PLC, Dollar Tranche B L/C, 5.247%, 8/31/16	United Kingdom	2,105,263	2,060,653
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	6,081,022	6,185,542

			32,918,770

Information Technology 0.7%
First Data Corp., 2018 Term Loan, 4.164%, 3/24/18	United States	22,436,455	22,491,155
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 5.00%, 2/28/20	United States	19,850,000	20,096,061
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	8,171,429	8,106,735

			50,693,951

Total Senior Floating Rate Interests (Cost $226,981,649)			233,422,166

		Shares
Escrow and Litigation Trust 0.0%†
[a,i] Dynegy Holdings Inc., Escrow Account	United States	149,699,000	—
[a] Motors Liquidation Co., Escrow Account, pfd., C	United States	1,400,000	14,000
[a,i] SuperMedia Inc., Litigation Trust	United States	3,472,135	—

Total Escrow and Litigation Trust (Cost $101,664)			14,000

Total Investments before Short Term Investments (Cost $6,115,267,832)			6,965,708,180

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Short Term Investments (Cost $111,064,830) 1.5%
Repurchase Agreements 1.5%
[j] Joint Repurchase Agreement, 0.008%, 1/02/14 (Maturity Value $111,064,877)	United States	111,064,830	$111,064,830
BNP Paribas Securities Corp. (Maturity Value $8,475,361)
Credit Suisse Securities (USA) LLC (Maturity Value $25,426,082)
Deutsche Bank Securities Inc. (Maturity Value $14,868,255)
HSBC Securities (USA) Inc. (Maturity Value $35,597,404)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $16,527,564)
Morgan Stanley & Co. LLC (Maturity Value $10,170,211)

Collateralized by U.S. Government Agency Securities, 0.00% - 4.125%, 1/15/14 - 3/07/18;
[k]U.S. Government Agency Discount Notes, 8/19/14; [k]U.S. Treasury Bills, 9/18/14; U.S. Treasury Bonds, 8.875% - 9.125%, 5/15/17 - 5/15/18; U.S. Treasury Notes, 0.25% - 4.75%, 1/15/15 - 12/31/18; and U.S. Treasury Notes, Index Linked, 1.375% - 1.625%, 1/15/18 - 7/15/18 (valued at $113,289,908)

Total Investments (Cost $6,226,332,662) 97.2%			7,076,773,010
Other Assets, less Liabilities 2.8%			203,928,219

Net Assets 100.0%			$7,280,701,229

See Abbreviations on page FI-43.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

cSee Note 1(d) regarding equity-linked securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $1,006,284,082, representing 13.82% of net assets.

eIncome may be received in additional securities and/or cash.

fPerpetual security with no stated maturity date.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(f) regarding senior floating rate interests.

iSecurity has been deemed illiquid because it may not be able to be sold within seven days.

jSee Note 1(c) regarding joint repurchase agreement.

kThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,115,267,832
Cost - Repurchase agreements	111,064,830

Total cost of investments	$6,226,332,662

Value - Unaffiliated issuers	$6,965,708,180
Value - Repurchase agreements	111,064,830

Total value of investments	7,076,773,010
Cash	148,774,364
Receivables:
Investment securities sold	130,039
Capital shares sold	3,735,695
Dividends and interest	63,776,442
Unrealized appreciation on unfunded loan commitments (Note 8)	7,350
Other assets	645

Total assets	7,293,197,545

Liabilities:
Payables:
Capital shares redeemed	6,110,207
Management fees	2,768,977
Distribution fees	2,787,192
Reports to shareholders	661,913
Accrued expenses and other liabilities	168,027

Total liabilities	12,496,316

Net assets, at value	$7,280,701,229

Net assets consist of:
Paid-in capital	$7,130,152,972
Undistributed net investment income	344,943,832
Net unrealized appreciation (depreciation)	850,561,671
Accumulated net realized gain (loss)	(1,044,957,246)

Net assets, at value	$7,280,701,229

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Franklin Income Securities Fund
Class 1:
Net assets, at value	$695,003,818

Shares outstanding	42,057,305

Net asset value and maximum offering price per share	$16.53

Class 2:
Net assets, at value	$6,188,045,247

Shares outstanding	385,142,372

Net asset value and maximum offering price per share	$16.07

Class 4:
Net assets, at value	$397,652,164

Shares outstanding	24,312,395

Net asset value and maximum offering price per share	$16.36

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Income Securities Fund
Investment income:
Dividends	$137,259,068
Interest	265,044,238
Income from securities loaned	1,052,277

Total investment income	403,355,583

Expenses:
Management fees (Note 3a)	32,994,396
Distribution fees: (Note 3c)
Class 2	15,525,818
Class 4	1,499,611
Unaffiliated transfer agent fees	1,034
Custodian fees (Note 4)	124,270
Reports to shareholders	638,010
Professional fees	169,453
Trustees’ fees and expenses	37,346
Other	146,190

Total expenses	51,136,128
Expense reductions (Note 4)	(549)

Net expenses	51,135,579

Net investment income	352,220,004

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	58,743,057
Foreign currency transactions	71,529

Net realized gain (loss)	58,814,586

Net change in unrealized appreciation (depreciation) on:
Investments	532,254,537
Translation of other assets and liabilities denominated in foreign currencies	49,945

Net change in unrealized appreciation (depreciation)	532,304,482

Net realized and unrealized gain (loss)	591,119,068

Net increase (decrease) in net assets resulting from operations	$943,339,072

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$352,220,004	$454,020,826
Net realized gain (loss) from investments and foreign currency transactions	58,814,586	(46,865,158)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	532,304,482	534,865,658

Net increase (decrease) in net assets resulting from operations	943,339,072	942,021,326

Distributions to shareholders from:
Net investment income:
Class 1	(40,171,484)	(90,282,701)
Class 2	(401,855,498)	(392,684,736)
Class 4	(27,978,841)	(28,048,130)

Total distributions to shareholders	(470,005,823)	(511,015,567)

Capital share transactions: (Note 2)
Class 1	66,533,168	(793,290,008)
Class 2	(397,831,491)	(63,192,261)
Class 4	(65,127,276)	(18,736,873)

Total capital share transactions	(396,425,599)	(875,219,142)

Net increase (decrease) in net assets	76,907,650	(444,213,383)
Net assets:
Beginning of year	7,203,793,579	7,648,006,962

End of year	$7,280,701,229	$7,203,793,579

Undistributed net investment income included in net assets:
End of year	$344,943,832	$445,550,700

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2013.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2013, the Fund had no securities on loan.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Income Taxes

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,144,696	$65,962,113	39,214,078	$586,304,676
Shares issued in reinvestment of distributions	2,620,449	40,171,484	6,331,185	90,282,701
Shares redeemed in-kind (Note 10)	—	—	(29,984,492)	(458,420,903)
Shares redeemed	(2,480,546)	(39,600,429)	(66,431,278)	(1,011,456,482)

Net increase (decrease)	4,284,599	$66,533,168	(50,870,507)	$(793,290,008)

Class 2 Shares:
Shares sold	35,402,352	$551,266,014	37,383,185	$550,351,184
Shares issued in reinvestment of distributions	26,915,974	401,855,498	28,230,391	392,684,736
Shares redeemed	(87,475,715)	(1,350,953,003)	(68,491,604)	(1,006,228,181)

Net increase (decrease)	(25,157,389)	$(397,831,491)	(2,878,028)	$(63,192,261)

Class 4 Shares:
Shares sold	3,337,474	$52,791,548	2,795,409	$41,861,767
Shares issued on reinvestment of distributions	1,839,503	27,978,841	1,982,200	28,048,130
Shares redeemed	(9,346,237)	(145,897,665)	(5,962,592)	(88,646,770)

Net increase (decrease)	(4,169,260)	$(65,127,276)	(1,184,983)	$(18,736,873)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Under a subadvisory agreement, TIC, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2013, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 5.42% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$310,746,276
2017	521,405,875
2018	157,561,044

Capital loss carryforwards not subject to expiration:
Long term	54,314,457

Total capital loss carryforwards	$1,044,027,652

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

5. INCOME TAXES (continued)

During the year ended December 31, 2013, the Fund utilized $39,440,127 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$470,005,823	$511,015,567

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$6,239,593,241

Unrealized appreciation	$1,234,163,000
Unrealized depreciation	(396,983,231)

Net unrealized appreciation (depreciation)	$837,179,769

Distributable earnings - undistributed ordinary income	$356,211,451

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, corporate actions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $1,531,457,969 and $2,272,508,246 respectively.

7. CREDIT RISK

At December 31, 2013, the Fund had 34.42% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2013, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Community Health Systems Inc.	$15,000,000

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

10. REDEMPTION IN-KIND

During the year ended December 31, 2012, the Fund realized $38,277,774 of net gains resulting from redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$717,520,541	$33,107,040	$—		$750,627,581
Financials	567,646,043	98,564,178	—		666,210,221
Industrials	232,107,651	26,853,102	—		258,960,753
Materials	598,506,265	4,162,400	—		602,668,665
All Other Equity Investments[b]	1,841,027,113	—	—		1,841,027,113
Equity-Linked Securities	—	189,691,033	—		189,691,033
Convertible Bonds	—	55,754,186	—		55,754,186
Corporate Bonds	—	2,367,332,462	—		2,367,332,462
Senior Floating Rate Interests	—	233,422,166	—		233,422,166
Escrow and Litigation Trust	—	14,000	—	[c]	14,000
Short Term Investments	—	111,064,830	—		111,064,830

Total Investments in Securities	$3,956,807,613	$3,119,965,397	$—		$7,076,773,010

Unfunded Loan Commitments	$—	$7,350	$—		$7,350

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Currency	Selected Portfolio

EUR - Euro	ADR - American Depositary Receipt
GBP - British Pound	FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note
L/C - Letter of Credit
MTN - Medium Term Note
PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Income Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 20.92% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

This annual report for Franklin Large Cap Growth Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+28.63%	+15.56%	+5.66%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FLG-1

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, posted a +32.39% total return.2

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the 12-month period ended December 31, 2013, especially in the second half of the year. Business investment, net exports, and state and local government spending picked up in the second quarter, somewhat offsetting the impact of federal budget cuts. During the third quarter, the economy, as measured by gross domestic product, expanded at the strongest pace since the fourth quarter of 2011, underpinned by consumer spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded for most of the period under review, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.3 Inflation remained well below the Federal Reserve Board’s (Fed’s) 2.0% target.

The year started on a positive note with Congress passing a budget bill that averted automatic federal budget cuts and income tax increases. However, Washington’s lack of consensus on proposed expenditure reductions resulted in federal spending cuts starting in March. Fed Chairman Ben Bernanke indicated in May that the Fed might reduce monthly asset purchases, assuming ongoing U.S. recovery. In September, however, he announced that any reduction of Fed purchases would be postponed until U.S. economic growth strengthened. A U.S. budget impasse, which led to a temporary shutdown of non-essential government services in October, ended after Congress agreed to fund the government until January 2014 and raise the debt limit until

1. Please see Index Descriptions following the Fund Summaries.

2. © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FLG-2

February. U.S. equity markets reached new highs after the resolution of the budget impasse and the Fed’s reassurance at its October meeting that it would continue its supportive monetary programs. In December, Congress passed a two-year budget deal that would ease automatic spending cuts in 2014 and lower the risk of another government shutdown. Meanwhile, the Fed announced it would reduce its monthly bond purchases by $10 billion beginning in January 2014. The Fed, however, committed to keeping interest rates low as long as the unemployment rate remained over 6.5% and inflation expectations remained low.

Rising corporate profits and generally favorable economic data bolstered investor confidence, helping markets overcome brief periods of sell-offs in reaction to Fed statements and to Washington’s fiscal negotiations. U.S. stocks generated strong 12-month returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period.1

Investment Strategy

We employ our long-held strategy: bottom-up, individual-company, fundamental research aimed at opportunistically finding what we believe to be outstanding large-cap companies across all sectors, at valuations we believe understate their fair worth, with future growth potential being a key driver of estimated worth. In doing so, we work hard to ensure we are being adequately compensated for the risks that are inherent to all forecasting efforts, aiming to own those stocks that make the most sense from a risk/return perspective. We believe this disciplined, bottom-up analysis of future growth potential, current valuation and other risks on a stock-by-stock basis best supports our efforts to maintain a portfolio with superior risk/return characteristics and thus affords us the best prospects for strong performance over the long term.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the year under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers.

FLG-3

From a sector perspective, our stock selection in financials and telecommunication services helped the Fund’s performance relative to the S&P 500. A particularly beneficial financials sector holding was futures and options exchange operator CME Group. The company’s share price rose after it delivered better-than-expected earnings performance in the third quarter, driven by a significant rise in global options and interest-rate product trading volumes. In telecommunication services, Vodafone Group aided relative results.4, 5 The U.K. mobile communications company benefited from its acquisition of German cable operator Kabel Deutschland and the announced sale of its stake in U.S mobile network operator Verizon Wireless.

In health care, global prescription drug maker Actavis, biopharmaceutical firm Gilead Sciences and health care benefit provider Aetna contributed to the Fund’s relative returns. The share price of Actavis rose after the company announced a merger with specialty drug maker Warner Chilcott and raised its 2013 earnings outlook. In other sectors, contributors included automotive components manufacturer BorgWarner, courier delivery company FedEx and integrated energy company Exxon Mobil. BorgWarner’s share price rose as the automotive components manufacturer reported stronger-than-expected second- and third-quarter earnings and raised its full-year 2013 earnings guidance.

In contrast, the Fund’s stock selection in energy and information technology detracted from relative performance. Major energy detractors included coal producer Walter Energy4, 5 and oil companies Anadarko Petroleum and Cobalt International Energy.4 Walter Energy suffered from decreased demand and lower prices for sales of metallurgical coal for the steel industry. The company also significantly reduced its dividend during the year. Oil companies were hurt generally by declining oil prices. Information infrastructure provider EMC in information technology fell in price. Shares of the company’s third-quarter financial results were impacted by a decline in U.S. federal spending. Other major individual detractors included Canadian chemicals firm Potash Corp. of Saskatchewan4 and Africa-focused gold miner Randgold Resources.4 Shares of Potash Corp. dropped based on concerns that potash prices could fall after Uralkali pulled out of its marketing cartel. Gold miners suffered as gold prices fell to their lowest level in 30 years.

4. Not part of the index.

5. Sold by period-end.

Top 10 Holdings

Franklin Large Cap Growth Securities Fund

12/31/13

Company Sector/Industry	% of Total Net Assets
Apple Inc.	3.1%
Information Technology
Google Inc., A	2.6%
Information Technology
BorgWarner Inc.	2.1%
Consumer Discretionary
General Electric Co.	2.0%
Industrials
AT&T Inc.	2.0%
Telecommunication Services
The Walt Disney Co.	2.0%
Consumer Discretionary
Anadarko Petroleum Corp.	1.9%
Energy
International Business Machines Corp.	1.9%
Information Technology
Aetna Inc.	1.8%
Health Care
JPMorgan Chase & Co.	1.8%
Financials

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FLG-4

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of

December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FLG-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Growth Securities Fund Class 2

FLG-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,139.90	$5.61
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.04%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FLG-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.43	$14.75	$15.07	$13.62	$10.66

Income from investment operations[a]:
Net investment income[b]	0.24	0.21	0.15	0.12	0.12
Net realized and unrealized gains (losses)	4.48	1.65	(0.33)	1.48	3.04

Total from investment operations	4.72	1.86	(0.18)	1.60	3.16

Less distributions from net investment income	(0.24)	(0.18)	(0.14)	(0.15)	(0.20)

Net asset value, end of year	$20.91	$16.43	$14.75	$15.07	$13.62

Total return[c]	28.92%	12.65%	(1.22)%	11.85%	30.04%
Ratios to average net assets
Expenses	0.79%	0.80%	0.80%	0.79%	0.81%	[d]
Net investment income	1.27%	1.31%	0.99%	0.86%	1.03%

Supplemental data
Net assets, end of year (000’s)	$54,291	$46,756	$48,666	$58,265	$58,287
Portfolio turnover rate	28.27%	33.88%	56.61%	46.75%	71.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.20	$14.54	$14.86	$13.43	$10.50

Income from investment operations[a]:
Net investment income[b]	0.19	0.17	0.11	0.08	0.09
Net realized and unrealized gains (losses)	4.42	1.62	(0.33)	1.46	3.00

Total from investment operations	4.61	1.79	(0.22)	1.54	3.09

Less distributions from net investment income	(0.19)	(0.13)	(0.10)	(0.11)	(0.16)

Net asset value, end of year	$20.62	$16.20	$14.54	$14.86	$13.43

Total return[c]	28.63%	12.37%	(1.51)%	11.59%	29.73%
Ratios to average net assets
Expenses	1.04%	1.05%	1.05%	1.04%	1.06%	[d]
Net investment income	1.02%	1.06%	0.74%	0.61%	0.78%

Supplemental data
Net assets, end of year (000’s)	$285,477	$278,989	$293,226	$357,405	$373,821
Portfolio turnover rate	28.27%	33.88%	56.61%	46.75%	71.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks 96.9%
Consumer Discretionary 12.0%
[a]Amazon.com Inc.	United States	6,600	$2,632,014
BorgWarner Inc.	United States	127,900	7,150,889
Comcast Corp., A	United States	95,800	4,978,247
Ford Motor Co.	United States	133,400	2,058,362
[a]Hilton Worldwide Holdings Inc.	United States	29,100	647,475
Lowe’s Cos. Inc.	United States	45,600	2,259,480
McDonald’s Corp.	United States	13,900	1,348,717
NIKE Inc., B	United States	65,800	5,174,512
Ross Stores Inc.	United States	28,100	2,105,533
Target Corp.	United States	90,279	5,711,952
The Walt Disney Co.	United States	86,941	6,642,293

			40,709,474

Consumer Staples 8.0%
Altria Group Inc.	United States	37,800	1,451,142
The Coca-Cola Co.	United States	54,900	2,267,919
CVS Caremark Corp.	United States	57,000	4,079,490
Mead Johnson Nutrition Co., A	United States	32,500	2,722,200
PepsiCo Inc.	United States	55,400	4,594,876
Philip Morris International Inc.	United States	48,900	4,260,657
The Procter & Gamble Co.	United States	41,345	3,365,896
Wal-Mart Stores Inc.	United States	27,000	2,124,630
Whole Foods Market Inc.	United States	40,500	2,342,115

			27,208,925

Energy 9.8%
Anadarko Petroleum Corp.	United States	83,150	6,595,458
[a]Cameron International Corp.	United States	43,000	2,559,790
Chevron Corp.	United States	32,800	4,097,048
[a]Cobalt International Energy Inc.	United States	130,700	2,150,015
ConocoPhillips	United States	39,200	2,769,480
Devon Energy Corp.	United States	44,100	2,728,467
Exxon Mobil Corp.	United States	43,700	4,422,440
Halliburton Co.	United States	74,700	3,791,025
Schlumberger Ltd.	United States	45,370	4,088,291

			33,202,014

Financials 14.7%
American Express Co.	United States	26,400	2,395,272
Bank of America Corp.	United States	179,100	2,788,587
BlackRock Inc.	United States	11,200	3,544,464
Capital One Financial Corp.	United States	19,300	1,478,573
Citigroup Inc.	United States	62,190	3,240,721
CME Group Inc.	United States	67,050	5,260,743
Comerica Inc.	United States	58,400	2,776,336
Digital Realty Trust Inc.	United States	74,536	3,661,208
Discover Financial Services	United States	46,400	2,596,080
Invesco Ltd.	United States	81,300	2,959,320
JPMorgan Chase & Co.	United States	101,845	5,955,896
MetLife Inc.	United States	35,100	1,892,592
Prudential Financial Inc.	United States	24,500	2,259,390
U.S. Bancorp	United States	85,127	3,439,131
Wells Fargo & Co.	United States	126,800	5,756,720

			50,005,033

FLG-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Health Care 13.4%
[a]Actavis PLC	United States	26,600	$4,468,800
Aetna Inc.	United States	90,900	6,234,831
Allergan Inc.	United States	12,200	1,355,176
Eli Lilly & Co.	United States	30,100	1,535,100
[a]Express Scripts Holding Co.	United States	68,300	4,797,392
[a]Gilead Sciences Inc.	United States	69,100	5,192,865
[a]HMS Holdings Corp.	United States	96,300	2,188,899
Johnson & Johnson	United States	52,600	4,817,634
Merck & Co. Inc.	United States	27,275	1,365,114
Pfizer Inc.	United States	109,500	3,353,985
Roche Holding AG, ADR	Switzerland	82,360	5,781,672
Sanofi, ADR	France	52,400	2,810,212
Zoetis Inc.	United States	47,213	1,543,393

			45,445,073

Industrials 8.4%
The Boeing Co.	United States	16,000	2,183,840
Caterpillar Inc.	United States	26,100	2,370,141
FedEx Corp.	United States	29,700	4,269,969
General Electric Co.	United States	244,400	6,850,532
[a]Hertz Global Holdings Inc.	United States	35,100	1,004,562
Honeywell International Inc.	United States	15,200	1,388,824
Stanley Black & Decker Inc.	United States	22,800	1,839,732
Union Pacific Corp.	United States	23,200	3,897,600
United Technologies Corp.	United States	41,900	4,768,220

			28,573,420

Information Technology 23.3%
Apple Inc.	United States	18,500	10,380,535
Broadcom Corp., A	United States	91,800	2,721,870
Cisco Systems Inc.	United States	160,300	3,598,735
[a]eBay Inc.	United States	30,000	1,646,700
EMC Corp.	United States	119,100	2,995,365
[a]Fortinet Inc.	United States	84,100	1,608,833
[a]Google Inc., A	United States	7,900	8,853,609
Hewlett-Packard Co.	United States	37,300	1,043,654
Intel Corp.	United States	165,800	4,304,168
International Business Machines Corp.	United States	35,000	6,564,950
Intersil Corp., A	United States	67,825	778,021
MasterCard Inc., A	United States	6,330	5,288,462
Maxim Integrated Products Inc.	United States	60,500	1,688,555
Microsoft Corp.	United States	118,400	4,431,712
Oracle Corp.	United States	57,600	2,203,776
QUALCOMM Inc.	United States	78,990	5,865,007
[a]Semtech Corp.	United States	101,900	2,576,032
[a]Silicon Laboratories Inc.	United States	38,200	1,654,442
[a]Trimble Navigation Ltd.	United States	52,600	1,825,220
[a]Twitter Inc.	United States	9,300	591,945
Visa Inc., A	United States	25,700	5,722,876
[a]Workday Inc.	United States	6,800	565,488
Xilinx Inc.	United States	48,400	2,222,528

			79,132,483

FLG-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Materials 3.2%
Cytec Industries Inc.	United States	13,500	$1,257,660
E. I. du Pont de Nemours and Co.	United States	38,000	2,468,860
Freeport-McMoRan Copper & Gold Inc., B	United States	46,000	1,736,040
LyondellBasell Industries NV, A	United States	13,490	1,082,977
Potash Corp. of Saskatchewan Inc.	Canada	92,858	3,061,608
Randgold Resources Ltd., ADR	United Kingdom	18,121	1,138,180

			10,745,325

Telecommunication Services 1.9%
AT&T Inc.	United States	189,262	6,654,452

Utilities 2.2%
American Electric Power Co. Inc.	United States	38,400	1,794,816
Duke Energy Corp.	United States	12,500	862,625
Exelon Corp.	United States	34,500	944,955
PG&E Corp.	United States	64,850	2,612,158
The Southern Co.	United States	28,800	1,183,968

			7,398,522

Total Common Stocks (Cost $189,617,149)			329,074,721

		Principal Amount
Short Term Investments (Cost $8,831,950) 2.6%
Repurchase Agreements 2.6%
[b]Joint Repurchase Agreement, 0.008%, 1/02/14 (Maturity Value $8,831,954)	United States	$8,831,950	8,831,950
BNP Paribas Securities Corp. (Maturity Value $673,966)
Credit Suisse Securities (USA) LLC (Maturity Value $2,021,899)
Deutsche Bank Securities Inc. (Maturity Value $1,182,334)
HSBC Securities (USA) Inc. (Maturity Value $2,830,730)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,314,283)
Morgan Stanley & Co. LLC (Maturity Value $808,742)

Collateralized by U.S. Government Agency Securities, 0.00% - 4.125%, 1/15/14 - 3/07/18;
[c]U.S. Government Agency Discount Notes, 8/19/14; [c]U.S. Treasury Bills, 9/18/14; U.S. Treasury Bonds, 8.875% - 9.125%, 5/15/17 - 5/15/18; U.S. Treasury Notes, 0.25% - 4.75%, 1/15/15 - 12/31/18; and U.S. Treasury Notes, Index Linked, 1.375% - 1.625%, 1/15/18 - 7/15/18 (valued at $9,008,890)

Total Investments (Cost $198,449,099) 99.5%			337,906,671
Other Assets, less Liabilities 0.5%			1,861,719

Net Assets 100.0%			$339,768,390

See Abbreviations on page FLG-22.

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

cThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FLG-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Large Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$189,617,149
Cost - Repurchase agreements	8,831,950

Total cost of investments	$198,449,099

Value - Unaffiliated issuers	$329,074,721
Value - Repurchase agreements	8,831,950

Total value of investments	337,906,671
Receivables:
Investment securities sold	3,412,718
Capital shares sold	11,436
Dividends	640,004
Other assets	8

Total assets	341,970,837

Liabilities:
Payables:
Investment securities purchased	1,223,028
Capital shares redeemed	541,424
Management fees	213,720
Distribution fees	118,169
Accrued expenses and other liabilities	106,106

Total liabilities	2,202,447

Net assets, at value	$339,768,390

Net assets consist of:
Paid-in capital	$226,896,634
Undistributed net investment income	3,615,032
Net unrealized appreciation (depreciation)	139,457,572
Accumulated net realized gain (loss)	(30,200,848)

Net assets, at value	$339,768,390

Class 1:
Net assets, at value	$54,291,317

Shares outstanding	2,595,951

Net asset value and maximum offering price per share	$20.91

Class 2:
Net assets, at value	$285,477,073

Shares outstanding	13,843,841

Net asset value and maximum offering price per share	$20.62

The accompanying notes are an integral part of these financial statements.

FLG-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Large Cap Growth Securities Fund
Investment income:
Dividends	$6,972,794
Interest	7,335

Total investment income	6,980,129

Expenses:
Management fees (Note 3a)	2,541,071
Distribution fees - Class 2 (Note 3c)	718,998
Custodian fees (Note 4)	5,343
Reports to shareholders	94,446
Trustees’ fees and expenses	1,357
Other	47,009

Total expenses	3,408,224

Net investment income	3,571,905

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	34,954,398
Foreign currency transactions	(8,609)

Net realized gain (loss)	34,945,789

Net change in unrealized appreciation (depreciation) on investments	46,349,997

Net realized and unrealized gain (loss)	81,295,786

Net increase (decrease) in net assets resulting from operations	$84,867,691

The accompanying notes are an integral part of these financial statements.

FLG-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Growth Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$3,571,905	$3,771,324
Net realized gain (loss) from investments and foreign currency transactions	34,945,789	26,402,844
Net change in unrealized appreciation (depreciation) on investments	46,349,997	10,750,316

Net increase (decrease) in net assets resulting from operations	84,867,691	40,924,484

Distributions to shareholders from:
Net investment income:
Class 1	(652,010)	(544,179)
Class 2	(3,061,884)	(2,394,442)

Total distributions to shareholders	(3,713,894)	(2,938,621)

Capital share transactions: (Note 2)
Class 1	(4,699,193)	(7,366,150)
Class 2	(62,431,458)	(46,766,651)

Total capital share transactions	(67,130,651)	(54,132,801)

Net increase (decrease) in net assets	14,023,146	(16,146,938)
Net assets:
Beginning of year	325,745,244	341,892,182

End of year	$339,768,390	$325,745,244

Undistributed net investment income included in net assets:
End of year	$3,615,032	$3,765,630

The accompanying notes are an integral part of these financial statements.

FLG-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Large Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 44.28% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock

FLG-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the

FLG-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2013.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FLG-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	49,133	$921,214	9,386	$151,925
Shares issued in reinvestment of distributions	35,282	652,010	35,290	544,179
Shares redeemed	(333,854)	(6,272,417)	(499,073)	(8,062,254)

Net increase (decrease)	(249,439)	$(4,699,193)	(454,397)	$(7,366,150)

Class 2 Shares:
Shares sold	1,055,133	$19,291,413	1,271,914	$20,054,584
Shares issued in reinvestment of distributions	167,774	3,061,884	157,219	2,394,442
Shares redeemed	(4,595,616)	(84,784,755)	(4,380,008)	(69,215,677)

Net increase (decrease)	(3,372,709)	$(62,431,458)	(2,950,875)	$(46,766,651)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FLG-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $25,430,360 expiring in 2017.

During the year ended December 31, 2013, the Fund utilized $33,244,505 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$3,713,894	$2,938,621

FLG-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

5. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$203,219,585

Unrealized appreciation	$141,055,160
Unrealized depreciation	(6,368,074)

Net unrealized appreciation (depreciation)	$134,687,086

Undistributed ordinary income	$3,615,032

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $91,563,406 and $157,968,452, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

FLG-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

8. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$329,074,721	$—	$—	$329,074,721
Short Term Investments	—	8,831,950	—	8,831,950

Total Investments in Securities	$329,074,721	$8,831,950	$—	$337,906,671

[a]	For detailed categories, see the accompanying Statement of Investments.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

FLG-22

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

FLG-23

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Large Cap Growth Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

FLG-24

FRANKLIN LARGE CAP VALUE SECURITIES FUND

We are pleased to bring you Franklin Large Cap Value Securities Fund’s annual report for the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	Since Inception (3/1/05)
Average Annual Total Return	+35.75%	+16.35%	+5.98%

*The Fund has an expense reduction contractually guaranteed through at least 4/30/14 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (3/1/05–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 1000® Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Value Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FLV-1

Fund Goal and Main Investments: Franklin Large Cap Value Securities Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies, focusing on those the investment manager believes to be undervalued. For this Fund, large capitalization companies are those that are similar in size to those in the Russell 1000® Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Russell 1000® Value Index rose 32.53% for the same period.2 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the 12-month period ended December 31, 2013, especially in the second half of the year. Business investment, net exports, and state and local government spending picked up in the second quarter, somewhat offsetting the impact of federal budget cuts. During the third quarter, the economy, as measured by gross domestic product, expanded at the strongest pace since the fourth quarter of 2011, underpinned by consumer spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded for most of the period under review, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.3 Inflation remained well below the Federal Reserve Board’s (Fed’s) 2.0% target.

The year started on a positive note with Congress passing a budget bill that averted automatic federal budget cuts and income tax increases. However, Washington’s lack of consensus on proposed expenditure reductions resulted in federal spending cuts starting in March. Fed Chairman Ben Bernanke indicated in May that the Fed might reduce monthly asset purchases, assuming ongoing U.S. recovery. In September, however, he announced that any reduction of Fed

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FLV-2

purchases would be postponed until U.S. economic growth strengthened. A U.S. budget impasse, which led to a temporary shutdown of non-essential government services in October, ended after Congress agreed to fund the government until January 2014 and raise the debt limit until February. U.S. equity markets reached new highs after the resolution of the budget impasse and the Fed’s reassurance at its October meeting that it would continue its supportive monetary programs. In December, Congress passed a two-year budget deal that would ease automatic spending cuts in 2014 and lower the risk of another government shutdown. Meanwhile, the Fed announced it would reduce its monthly bond purchases by $10 billion beginning in January 2014. The Fed, however, committed to keeping interest rates low as long as the unemployment rate remained over 6.5% and inflation expectations remained low.

Rising corporate profits and generally favorable economic data bolstered investor confidence, helping markets overcome brief periods of sell-offs in reaction to Fed statements and to Washington’s fiscal negotiations. U.S. stocks generated strong 12-month returns as the Standard & Poor’s® 500 Index and Dow Jones Industrial Average reached all-time highs during the period.1

Investment Strategy

Although this report covers a 12-month period, our investment horizon aims for longer term results. We seek to invest in securities of large-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we believe is their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are chosen based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we feel still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

Manager’s Discussion

During the 12 months under review, stock selection in the financials and health care sectors, as well as stock selection and an overweighting

FLV-3

in industrials, contributed to performance relative to the benchmark.4 Individual contributors to absolute performance included life insurers Prudential Financial and MetLife and biotechnology company Gilead Sciences. Prudential Financial and MetLife outperformed amid optimism resulting from a rise in interest rates. Gilead Sciences reported double-digit revenue growth each quarter and improved sales for its HIV drug Stribild, and raised its 2013 outlook.

Most sectors contributed to relative performance, but stock selection in information technology hindered results.5 Individual detractors from absolute performance during the reporting period included data networking equipment and software supplier Cisco Systems, independent power producer Exelon and analog semiconductor manufacturer Maxim Integrated Products. Shares of Cisco Systems faltered because of weaker results in emerging markets and U.S. federal government spending that reduced its earnings outlook. Depressed energy prices and weak electricity demand throughout the year contributed to falling quarterly profits for Exelon, the largest owner of U.S. nuclear power plants. Maxim Integrated Products faced some near-term headwinds because of market share losses from its largest customer, Samsung Electronics.

During the Fund’s fiscal year, we initiated 12 new positions, including Target, a mass-market discount retailer; QUALCOMM, a leading developer and innovator of advanced wireless technologies; HollyFrontier, an independent oil refiner; Denbury Resources, an independent oil and natural gas company; and the aforementioned Cisco Systems and Maxim Integrated Products. We also added to our existing holdings in Bunge, a global agribusiness and food company; Corning, a specialty glass manufacturer; and the aforementioned Exelon, among others.

We liquidated our positions in Johnson & Johnson; Actavis, formerly known as Watson Pharmaceuticals; CST Brands, which was spun off from Valero Energy; and Mallinckrodt, which was spun off from Covidien. We also reduced our holdings in Microsoft, MetLife, and Prudential Financial, among several others.

4. The financials sector comprises banks, diversified financials and insurance in the SOI. The industrials sector comprises capital goods and transportation in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

5. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.

Top 10 Holdings

Franklin Large Cap Value Securities Fund

12/31/13

Company Sector/Industry	% of Total Net Assets
Prudential Financial Inc.	2.6%
Insurance
Johnson Controls Inc.	2.4%
Automobiles & Components
Citigroup Inc.	2.4%
Diversified Financials
MetLife Inc.	2.4%
Insurance
Gilead Sciences Inc.	2.3%
Pharmaceuticals, Biotechnology & Life Sciences
Nucor Corp.	2.2%
Materials
Eaton Corp. PLC	2.2%
Capital Goods
State Street Corp.	2.1%
Diversified Financials
The Allstate Corp.	2.0%
Insurance
Corning Inc.	2.0%
Technology Hardware & Equipment

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FLV-4

Thank you for your participation in Franklin Large Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FLV-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Value Securities Fund – Class 2

FLV-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,176.20	$4.94
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.90%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FLV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Value Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.07	$9.83	$10.50	$9.36	$7.54

Income from investment operations[a]:
Net investment income[b]	0.14	0.15	0.14	0.12	0.17
Net realized and unrealized gains (losses)	3.79	1.25	(0.69)	1.19	1.81

Total from investment operations	3.93	1.40	(0.55)	1.31	1.98

Less distributions from net investment income	(0.18)	(0.16)	(0.12)	(0.17)	(0.16)

Net asset value, end of year	$14.82	$11.07	$9.83	$10.50	$9.36

Total return[c]	35.75%	14.44%	(5.26)%	14.27%	26.76%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.41%	1.42%	1.39%	1.40%	1.38%
Expenses net of waiver and payments by affiliates	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.08%	1.42%	1.35%	1.25%	2.15%

Supplemental data
Net assets, end of year (000’s)	$38,813	$31,148	$34,091	$40,183	$35,892
Portfolio turnover rate	10.75%	29.50%	20.31%	13.91%	15.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

The accompanying notes are an integral part of these financial statements.

FLV-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Large Cap Value Securities Fund	Shares	Value
Common Stocks 97.0%
Automobiles & Components 3.9%
BorgWarner Inc.	10,000	$559,100
Johnson Controls Inc.	18,500	949,050

		1,508,150

Banks 5.1%
Comerica Inc.	14,000	665,560
KeyCorp	55,000	738,100
U.S. Bancorp	14,500	585,800

		1,989,460

Capital Goods 14.2%
3M Co.	4,500	631,125
Dover Corp.	7,000	675,780
Eaton Corp. PLC	11,000	837,320
General Dynamics Corp.	5,500	525,525
General Electric Co.	21,000	588,630
Illinois Tool Works Inc.	5,500	462,440
Parker Hannifin Corp.	5,500	707,520
Rockwell Automation Inc.	3,000	354,480
Stanley Black & Decker Inc.	1,200	96,828
United Technologies Corp.	5,500	625,900

		5,505,548

Consumer Durables & Apparel 1.4%
NIKE Inc., B	7,000	550,480

Consumer Services 0.8%
McDonald’s Corp.	3,000	291,090

Diversified Financials 7.6%
Bank of America Corp.	28,000	435,960
[a]Berkshire Hathaway Inc., A	2	355,800
Capital One Financial Corp.	1,400	107,254
Citigroup Inc.	18,000	937,980
Northern Trust Corp.	5,000	309,450
State Street Corp.	11,000	807,290

		2,953,734

Energy 16.7%
Apache Corp.	6,000	515,640
Baker Hughes Inc.	12,000	663,120
Chevron Corp.	4,000	499,640
ConocoPhillips	8,000	565,200
[a]Denbury Resources Inc.	11,000	180,730
Devon Energy Corp.	9,200	569,204
Ensco PLC, A	9,000	514,620
Exxon Mobil Corp.	6,000	607,200
HollyFrontier Corp.	5,500	273,295
Noble Corp. PLC	12,000	449,640
Occidental Petroleum Corp.	5,500	523,050
Phillips 66	4,000	308,520
Schlumberger Ltd.	2,100	189,231
Valero Energy Corp.	12,000	604,800

		6,463,890

FLV-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Large Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 1.7%
Wal-Mart Stores Inc.	2,700	$212,463
Walgreen Co.	8,000	459,520

		671,983

Food, Beverage & Tobacco 3.4%
Archer-Daniels-Midland Co.	12,500	542,500
Bunge Ltd.	9,400	771,834

		1,314,334

Health Care Equipment & Services 2.5%
Abbott Laboratories	1,400	53,662
Becton, Dickinson and Co.	6,000	662,940
Covidien PLC	3,500	238,350

		954,952

Household & Personal Products 0.9%
The Procter & Gamble Co.	4,500	366,345

Insurance 10.9%
Aflac Inc.	11,500	768,200
The Allstate Corp.	14,500	790,830
The Chubb Corp.	4,500	434,835
MetLife Inc.	17,000	916,640
Prudential Financial Inc.	11,000	1,014,420
The Travelers Cos. Inc.	3,500	316,890

		4,241,815

Materials 5.6%
Air Products and Chemicals Inc.	3,000	335,340
Alcoa Inc.	62,000	659,060
Nucor Corp.	16,000	854,080
Praxair Inc.	2,500	325,075

		2,173,555

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
[a]Gilead Sciences Inc.	12,000	901,800
Merck & Co. Inc.	10,000	500,500
Pfizer Inc.	18,500	566,655
Teva Pharmaceutical Industries Ltd., ADR (Israel)	9,000	360,720

		2,329,675

Retailing 4.8%
Family Dollar Stores Inc.	1,500	97,455
The Home Depot Inc.	8,000	658,720
Nordstrom Inc.	8,000	494,400
[a]Office Depot Inc.	17,500	92,575
Target Corp.	8,100	512,487

		1,855,637

Semiconductors & Semiconductor Equipment 1.5%
Maxim Integrated Products Inc.	6,300	175,833
Microchip Technology Inc.	9,000	402,750

		578,583

Software & Services 1.9%
International Business Machines Corp.	2,900	543,953

FLV-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Large Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Software & Services (continued)
Microsoft Corp.	5,500	$205,865

		749,818

Technology Hardware & Equipment 6.7%
Cisco Systems Inc.	23,000	516,350
Corning Inc.	44,000	784,080
EMC Corp.	4,000	100,600
QUALCOMM Inc.	5,000	371,250
TE Connectivity Ltd.	2,000	110,220
Xerox Corp.	60,000	730,200

		2,612,700

Transportation 1.2%
Norfolk Southern Corp.	5,000	464,150

Utilities 0.2%
Exelon Corp.	3,300	90,387

Total Common Stocks (Cost $22,689,248)		37,666,286

Short Term Investments (Cost $1,155,626) 3.0%
Money Market Funds 3.0%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	1,155,626	1,155,626

Total Investments (Cost $23,844,874) 100.0%		38,821,912
Other Assets, less Liabilities (0.0)%†		(9,145)

Net Assets 100.0%		$38,812,767

See Abbreviations on page FLV-20.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

FLV-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Large Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$22,689,248
Cost - Sweep Money Fund (Note 7)	1,155,626

Total cost of investments	$23,844,874

Value - Unaffiliated issuers	$37,666,286
Value - Sweep Money Fund (Note 7)	1,155,626

Total value of investments	38,821,912
Receivables:
Capital shares sold	25,992
Dividends	51,620

Total assets	38,899,524

Liabilities:
Payables:
Capital shares redeemed	11,918
Management fees	18,280
Distribution fees	16,087
Reports to shareholders	5,288
Professional fees	34,484
Accrued expenses and other liabilities	700

Total liabilities	86,757

Net assets, at value	$38,812,767

Net assets consist of:
Paid-in capital	$28,760,023
Undistributed net investment income	398,066
Net unrealized appreciation (depreciation)	14,977,038
Accumulated net realized gain (loss)	(5,322,360)

Net assets, at value	$38,812,767

Class 2:
Net assets, at value	$38,812,767

Shares outstanding	2,619,606

Net asset value and maximum offering price per share	$14.82

The accompanying notes are an integral part of these financial statements.

FLV-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Large Cap Value Securities Fund
Investment income:
Dividends	$713,892

Expenses:
Management fees (Note 3a)	331,341
Administrative fees (Note 3b)	27,950
Distribution fees: Class 2 (Note 3c)	90,160
Unaffiliated transfer agent fees	25
Custodian fees (Note 4)	307
Reports to shareholders	17,575
Professional fees	35,078
Other	7,984

Total expenses	510,420
Expenses waived/paid by affiliates (Note 3e)	(185,245)

Net expenses	325,175

Net investment income	388,717

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	1,635,761
Net change in unrealized appreciation (depreciation) on investments	8,779,216

Net realized and unrealized gain (loss)	10,414,977

Net increase (decrease) in net assets resulting from operations	$10,803,694

The accompanying notes are an integral part of these financial statements.

FLV-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Value Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$388,717	$490,971
Net realized gain (loss) from investments	1,635,761	808,210
Net change in unrealized appreciation (depreciation) on investments	8,779,216	3,408,336

Net increase (decrease) in net assets resulting from operations	10,803,694	4,707,517

Distributions to shareholders from net investment income: Class 2	(481,480)	(517,878)

Capital share transactions: Class 2 (Note 2)	(2,657,434)	(7,132,539)

Net increase (decrease) in net assets	7,664,780	(2,942,900)
Net assets:
Beginning of year	31,147,987	34,090,887

End of year	$38,812,767	$31,147,987

Undistributed net investment income included in net assets:
End of year	$398,066	$490,829

The accompanying notes are an integral part of these financial statements.

FLV-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Large Cap Value Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 99.31% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers one class of shares: Class 2.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

FLV-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FLV-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	883,791	$11,420,212	1,261,544	$13,147,597
Shares issued in reinvestment of distributions	37,912	481,480	51,582	517,878
Shares redeemed	(1,116,968)	(14,559,126)	(1,966,243)	(20,798,014)

Net increase (decrease)	(195,265)	$(2,657,434)	(653,117)	$(7,132,539)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.775%	Over $6.5 billion, up to and including $11.5 billion
0.750%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion

FLV-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Annualized Fee Rate	Net Assets
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

Advisory Services and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) do not exceed 0.65%, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

FLV-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

5. INCOME TAXES (continued)

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$1,797,418
2017	2,320,965
2018	1,173,534

$5,291,917

During the year ended December 31, 2013, the Fund utilized $1,635,716 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$481,480	$517,878

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$23,875,316

Unrealized appreciation	$15,174,260
Unrealized depreciation	(227,664)

Net unrealized appreciation (depreciation)	$14,946,596

Distributable earnings - undistributed ordinary income	$398,066

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $3,686,671 and $6,743,303, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

FLV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

8. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

FLV-20

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Value Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

FLV-21

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Large Cap Value Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

FLV-22

FRANKLIN RISING DIVIDENDS SECURITIES FUND

This annual report for Franklin Rising Dividends Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+29.69%	+16.86%	+7.59%

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 rose 32.39% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the 12-month period ended December 31, 2013, especially in the second half of the year. Business investment, net exports, and state and local government spending picked up in the second quarter, somewhat offsetting the impact of federal budget cuts. During the third quarter, the economy, as measured by gross domestic product, expanded at the strongest pace since the fourth quarter of 2011, underpinned by consumer spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded for most of the period under review, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.2 Inflation remained well below the Federal Reserve Board’s (Fed’s) 2.0% target.

The year started on a positive note with Congress passing a budget bill that averted automatic federal budget cuts and income tax increases. However, Washington’s lack of consensus on proposed expenditure reductions resulted in federal spending cuts starting in March. Fed Chairman Ben Bernanke indicated in May that the Fed might reduce monthly asset purchases, assuming ongoing U.S. recovery. In September, however, he announced that any reduction of Fed purchases would be postponed until U.S. economic growth strengthened. A U.S. budget impasse, which led to a temporary shutdown of non-essential government services in October, ended after Congress agreed to fund the government until January 2014 and raise the debt limit

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsized company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

until February. U.S. equity markets reached new highs after the resolution of the budget impasse and the Fed’s reassurance at its October meeting that it would continue its supportive monetary programs. In December, Congress passed a two-year budget deal that would ease automatic spending cuts in 2014 and lower the risk of another government shutdown. Meanwhile, the Fed announced it would reduce its monthly bond purchases by $10 billion beginning in January 2014. The Fed, however, committed to keeping interest rates low as long as the unemployment rate remained over 6.5% and inflation expectations remained low.

Rising corporate profits and generally favorable economic data bolstered investor confidence, helping markets overcome brief periods of sell-offs in reaction to Fed statements and to Washington’s fiscal negotiations. U.S. stocks generated strong 12-month returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period.3

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the 12 months under review, overweighting in the booming health care and industrials sectors and no exposure to the underperforming utilities and telecommunication services sectors benefited performance relative to the benchmark.4 Three holdings that helped Fund performance were West Pharmaceutical Services, Dover and United Technologies. The stock price of West Pharmaceutical Services, a medical devices manufacturer, rose as the company raised its earnings

3. Please see Index Descriptions following the Fund Summaries.

4. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The industrials sector comprises aerospace and defense, commercial and professional services, electrical equipment, industrial conglomerates, machinery, trading companies and distributors, and transportation in the SOI.

FRD-3

guidance as its business mix continued to shift toward higher value packaging systems products and as sales of its delivery systems products increased. West Pharmaceutical Services has raised its dividend for the past 21 years. Dover, a manufacturer of equipment and industrial products, recovered during the period with increased earnings and profits, particularly in segments related to oil drilling and refining, refrigeration and food equipment, and printing and identification. The company sought to optimize its product offerings with acquisitions that boosted results and a planned spin-off of certain communications technologies businesses. Dover has had 58 consecutive years of dividend increases. Profits rose for United Technologies, an aerospace and building industries products manufacturer, aided by its acquisition of aircraft-component maker Goodrich and sale of its non-core businesses in 2012, stronger revenue from its Pratt & Whitney and UTC Aerospace Systems businesses, and restructuring and cost control measures including staff reduction. The company has raised its dividend for the past 20 years.

The Fund’s stock selection in the financials and consumer discretionary sectors and overweighting in the materials sector hindered relative performance.5 Although most positions held by the Fund aided absolute performance, Brady and Kid Brands detracted from results. Brady, a manufacturer of industrial identification solutions, experienced lower earnings resulting from plans to divest its Asian die cut business. The company also incurred higher expenses from restructuring to focus on its identification solutions and workplace safety businesses. Kid Brands, a designer and producer of infant consumer products, reported lower earnings resulting from sales declines at large customers of its LaJobi and Soft Home businesses, discontinuation of product lines and brands, and closure of its U.K. operations. The company hopes to translate the success of its Sassy division products to its other businesses.

During the period, we initiated six new positions: Bunge, a global agribusiness and food company, which has 13 years of consecutive dividend increases; Target, a mass-market discount retailer with 46 years of consecutive dividend increases; QUALCOMM, a leading developer and innovator of advanced wireless technologies with a long history of dividend increases; Honeywell International, a diversified technology and manufacturing company, which has raised its dividend in eight of the

5. The financials sector comprises diversified financials and insurance in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

Top 10 Holdings

Franklin Rising Dividends Securities Fund 12/31/13

Company Sector/Industry	% of Total Net Assets
United Technologies Corp.	4.4%
Aerospace & Defense
Dover Corp.	4.4%
Machinery
Roper Industries Inc.	4.4%
Electrical Equipment
Praxair Inc.	4.3%
Materials
Chevron Corp.	3.9%
Energy
International Business Machines Corp.	3.8%
Software & Services
Johnson & Johnson	3.4%
Pharmaceuticals, Biotechnology & Life Sciences
Pentair Ltd.	3.4%
Machinery
Air Products and Chemicals Inc.	3.4%
Materials
Becton, Dickinson and Co.	3.2%
Health Care Equipment & Services

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-4

past 10 years; United Parcel Service, the world’s largest package delivery company, which also has a long history of dividend increases; and Texas Instruments, a semiconductor manufacturer with 10 years of consecutive dividend increases. We did not add to or completely liquidate any existing positions. However, we did reduce our holdings in West Pharmaceutical Services, United Technologies, Dover, Roper Industries and Family Dollar Stores, among several others.

Our 10 largest positions on December 31, 2013, represented 38.6% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond, in aggregate, to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 32 years in a row and by 250% in the past 10 years. Their most recent year-over-year dividend increases averaged 11.4% with a yield of 1.8% on December 31, 2013, and a dividend payout ratio of 32%, based on estimates of calendar year 2013 operating earnings. The average price/earnings ratio was 18.6 times calendar year 2013 estimates versus 17.4 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Rising Dividends Securities Fund – Class 2

FRD-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,146.10	$4.65
Hypothetical (5% return before expenses)	$1,000	$1,020.87	$4.38

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.86%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRD-7

SUPPLEMENT DATED FEBRUARY 1, 2014

TO THE PROSPECTUSES

DATED MAY 1, 2013

OF

FRANKLIN RISING DIVIDENDS SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summaries – Portfolio Managers” section on page FRD-S4 is revised to read as follows:

Portfolio Managers

DONALD G. TAYLOR, CPA Chief Investment Officer of Advisory Services and portfolio manager of the Fund since 1996.

NICHOLAS P.B. GETAZ, CFA Research Analyst of Advisory Services and portfolio manager of the Fund since February 2014.

BRUCE C. BAUGHMAN, CPA Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1992).

WILLIAM J. LIPPMAN President of Advisory Services and portfolio manager of the Fund since inception (1992).

II.  The “Fund Details – Management” section disclosure concerning the portfolio management team beginning on page FRD-D6 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments that have paid rising dividends. The portfolio managers of the team are as follows:

DONALD G. TAYLOR, CPA Chief Investment Officer of Advisory Services	Mr. Taylor has been the lead portfolio manager of the Fund since 1996. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

NICHOLAS P.B. GETAZ, CFA Research Analyst of Advisory Services	Mr. Getaz has been portfolio manager of the Fund since February 2014, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2011.

FRD-8

BRUCE C. BAUGHMAN, CPA Senior Vice President of Advisory Services	Mr. Baughman has been a portfolio manager of the Fund since its inception, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 1988.

WILLIAM J. LIPPMAN President of Advisory Services	Mr. Lippman has been a portfolio manager of the Fund since its inception, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 1988.

Please keep this supplement for future reference.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.03	$20.01	$19.15	$16.13	$13.96

Income from investment operations[a]:
Net investment income[b]	0.40	0.41	0.36	0.32	0.14	[c]
Net realized and unrealized gains (losses)	6.16	2.00	0.83	3.01	2.28

Total from investment operations	6.56	2.41	1.19	3.33	2.42

Less distributions from net investment income	(0.45)	(0.39)	(0.33)	(0.31)	(0.25)

Net asset value, end of year	$28.14	$22.03	$20.01	$19.15	$16.13

Total return[d]	30.05%	12.18%	6.29%	20.94%	17.67%
Ratios to average net assets
Expenses	0.61%	0.63%	0.63%	0.64%	0.65%	[e]
Net investment income	1.59%	1.96%	1.87%	1.88%	0.99%	[c]

Supplemental data
Net assets, end of year (000’s)	$168,380	$141,455	$140,297	$148,544	$139,816
Portfolio turnover rate	0.07%	11.19%	12.76%	8.97%	16.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 2.07%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.64	$19.65	$18.82	$15.86	$13.72

Income from investment operations[a]:
Net investment income[b]	0.33	0.35	0.31	0.28	0.10	[c]
Net realized and unrealized gains (losses)	6.04	1.98	0.81	2.95	2.24

Total from investment operations	6.37	2.33	1.12	3.23	2.34

Less distributions from net investment income	(0.39)	(0.34)	(0.29)	(0.27)	(0.20)

Net asset value, end of year	$27.62	$21.64	$19.65	$18.82	$15.86

Total return[d]	29.69%	11.96%	6.00%	20.64%	17.34%
Ratios to average net assets
Expenses	0.86%	0.88%	0.88%	0.89%	0.90%	[e]
Net investment income	1.34%	1.71%	1.62%	1.63%	0.74%	[c]

Supplemental data
Net assets, end of year (000’s)	$1,752,012	$1,550,084	$1,523,396	$1,572,732	$1,371,351
Portfolio turnover rate	0.07%	11.19%	12.76%	8.97%	16.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.82%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.78	$19.83	$19.04	$16.09	$13.92

Income from investment operations[a]:
Net investment income[b]	0.32	0.35	0.31	0.32	0.13	[c]
Net realized and unrealized gains (losses)	6.07	1.96	0.80	2.94	2.24

Total from investment operations	6.39	2.31	1.11	3.26	2.37

Less distributions from net investment income	(0.41)	(0.36)	(0.32)	(0.31)	(0.20)

Net asset value, end of year	$27.76	$21.78	$19.83	$19.04	$16.09

Total return[d]	29.57%	11.78%	5.89%	20.62%	17.22%
Ratios to average net assets
Expenses	0.96%	0.98%	0.98%	0.99%	1.00%	[e]
Net investment income	1.24%	1.61%	1.52%	1.53%	0.64%	[c]

Supplemental data
Net assets, end of year (000’s)	$12,028	$6,432	$3,020	$1,007	$15
Portfolio turnover rate	0.07%	11.19%	12.76%	8.97%	16.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 98.4%
Aerospace & Defense 4.6%
General Dynamics Corp.	38,000	$3,630,900
Honeywell International Inc.	2,500	228,425
United Technologies Corp.	744,000	84,667,200

		88,526,525

Automobiles & Components 2.8%
Johnson Controls Inc.	1,040,500	53,377,650

Commercial & Professional Services 2.1%
ABM Industries Inc.	934,288	26,711,294
Cintas Corp.	225,700	13,449,463

		40,160,757

Consumer Durables & Apparel 3.2%
[a] Kid Brands Inc.	265,947	271,266
Leggett & Platt Inc.	471,800	14,597,492
NIKE Inc., B	554,000	43,566,560
Superior Uniform Group Inc.	237,100	3,670,308

		62,105,626

Consumer Services 3.0%
Hillenbrand Inc.	1,091,300	32,106,046
Matthews International Corp., A	39,000	1,661,790
McDonald’s Corp.	254,345	24,679,095

		58,446,931

Diversified Financials 0.4%
State Street Corp.	110,500	8,109,595

Electrical Equipment 5.8%
Brady Corp., A	878,579	27,174,449
Roper Industries Inc.	606,750	84,144,090

		111,318,539

Energy 7.2%
Chevron Corp.	601,000	75,070,910
Exxon Mobil Corp.	330,500	33,446,600
Occidental Petroleum Corp.	312,190	29,689,269

		138,206,779

Food & Staples Retailing 4.5%
Wal-Mart Stores Inc.	728,800	57,349,272
Walgreen Co.	531,300	30,517,872

		87,867,144

Food, Beverage & Tobacco 4.8%
Archer-Daniels-Midland Co.	713,000	30,944,200
Bunge Ltd.	5,000	410,550
McCormick & Co. Inc.	441,000	30,393,720
PepsiCo Inc.	363,900	30,181,866

		91,930,336

Health Care Equipment & Services 14.7%
Abbott Laboratories	681,800	26,133,394
Becton, Dickinson and Co.	565,143	62,442,650
Hill-Rom Holdings Inc.	117,103	4,841,038

FRD-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Medtronic Inc.	730,000	$41,894,700
Stryker Corp.	630,400	47,368,256
Teleflex Inc.	484,753	45,498,917
West Pharmaceutical Services Inc.	1,132,233	55,547,351

		283,726,306

Household & Personal Products 3.6%
Colgate-Palmolive Co.	191,000	12,455,110
The Procter & Gamble Co.	707,600	57,605,716

		70,060,826

Industrial Conglomerates 0.4%
Carlisle Cos. Inc.	96,261	7,643,123

Insurance 6.2%
Aflac Inc.	276,200	18,450,160
Arthur J. Gallagher & Co.	744,000	34,915,920
The Chubb Corp.	45,000	4,348,350
Erie Indemnity Co., A	526,085	38,467,335
Mercury General Corp.	60,200	2,992,542
Old Republic International Corp.	830,708	14,346,327
RLI Corp.	62,071	6,044,474

		119,565,108

Machinery 8.5%
Donaldson Co. Inc.	350,068	15,213,955
Dover Corp.	872,000	84,182,880
Pentair Ltd.	844,000	65,553,480

		164,950,315

Materials 12.4%
Air Products and Chemicals Inc.	580,700	64,910,646
Albemarle Corp.	694,700	44,037,033
Bemis Co. Inc.	323,300	13,242,368
Ecolab Inc.	66,000	6,881,820
Nucor Corp.	499,002	26,636,727
Praxair Inc.	646,260	84,033,188

		239,741,782

Media 0.3%
John Wiley & Sons Inc., A	116,500	6,430,800

Pharmaceuticals, Biotechnology & Life Sciences 7.7%
AbbVie Inc.	505,300	26,684,893
Johnson & Johnson	726,100	66,503,499
Pfizer Inc.	1,783,100	54,616,353

		147,804,745

Retailing 2.4%
Family Dollar Stores Inc.	711,835	46,247,920
Ross Stores Inc.	3,000	224,790
Target Corp.	3,000	189,810

		46,662,520

FRD-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 0.0%†
Cohu Inc.	50,300	$528,150
Texas Instruments Inc.	4,500	197,595

		725,745

Software & Services 3.8%
International Business Machines Corp.	388,000	72,777,160

Technology Hardware & Equipment 0.0%†
QUALCOMM Inc.	3,000	222,750

Trading Companies & Distributors 0.0%†
W.W. Grainger Inc.	1,000	255,420

Transportation 0.0%†
United Parcel Service Inc., B	2,000	210,160

Total Common Stocks (Cost $993,255,991)		1,900,826,642

Short Term Investments (Cost $29,912,786) 1.5%
Money Market Funds 1.5%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	29,912,786	29,912,786

Total Investments (Cost $1,023,168,777) 99.9%		1,930,739,428
Other Assets, less Liabilities 0.1%		1,679,692

Net Assets 100.0%		$1,932,419,120

† Rounds to less than 0.1% of net assets.

a Non-income producing.

b See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$993,255,991
Cost - Sweep Money Fund (Note 7)	29,912,786

Total cost of investments	$1,023,168,777

Value - Unaffiliated issuers	$1,900,826,642
Value - Sweep Money Fund (Note 7)	29,912,786

Total value of investments	1,930,739,428
Receivables:
Investment securities sold	2,551,613
Capital shares sold	199,514
Dividends	3,016,773
Other assets	40

Total assets	1,936,507,368

Liabilities:
Payables:
Capital shares redeemed	2,188,598
Management fees	968,555
Distribution fees	731,600
Accrued expenses and other liabilities	199,495

Total liabilities	4,088,248

Net assets, at value	$1,932,419,120

Net assets consist of:
Paid-in capital	$965,100,554
Undistributed net investment income	25,044,982
Net unrealized appreciation (depreciation)	907,570,651
Accumulated net realized gain (loss)	34,702,933

Net assets, at value	$1,932,419,120

Class 1:
Net assets, at value	$168,379,553

Shares outstanding	5,983,438

Net asset value and maximum offering price per share	$28.14

Class 2:
Net assets, at value	$1,752,011,768

Shares outstanding	63,425,838

Net asset value and maximum offering price per share	$27.62

Class 4:
Net assets, at value	$12,027,799

Shares outstanding	433,229

Net asset value and maximum offering price per share	$27.76

The accompanying notes are an integral part of these financial statements.

FRD-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Rising Dividends Securities Fund
Investment income:
Dividends	$40,621,408

Expenses:
Management fees (Note 3a)	11,067,678
Distribution fees: (Note 3c)
Class 2	4,197,729
Class 4	34,259
Unaffiliated transfer agent fees	814
Custodian fees (Note 4)	16,234
Reports to shareholders	156,563
Professional fees	61,999
Trustees’ fees and expenses	7,215
Other	27,705

Total expenses	15,570,196

Net investment income	25,051,212

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	109,495,187
Net change in unrealized appreciation (depreciation) on investments	341,536,473

Net realized and unrealized gain (loss)	451,031,660

Net increase (decrease) in net assets resulting from operations	$476,082,872

The accompanying notes are an integral part of these financial statements.

FRD-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$25,051,212	$29,425,590
Net realized gain (loss) from investments	109,495,187	50,961,507
Net change in unrealized appreciation (depreciation) on investments	341,536,473	110,558,680

Net increase (decrease) in net assets resulting from operations	476,082,872	190,945,777

Distributions to shareholders from:
Net investment income:
Class 1	(2,772,388)	(2,577,724)
Class 2	(26,490,890)	(24,994,784)
Class 4	(163,605)	(85,528)

Total distributions to shareholders	(29,426,883)	(27,658,036)

Capital share transactions: (Note 2)
Class 1	(11,198,645)	(12,542,862)
Class 2	(204,341,308)	(122,472,505)
Class 4	3,331,799	2,986,631

Total capital share transactions	(212,208,154)	(132,028,736)

Net increase (decrease) in net assets	234,447,835	31,259,005
Net assets:
Beginning of year	1,697,971,285	1,666,712,280

End of year	$1,932,419,120	$1,697,971,285

Undistributed net investment income included in net assets:
End of year	$25,044,982	$29,420,653

The accompanying notes are an integral part of these financial statements.

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Rising Dividends Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 45.69% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all

FRD-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Income Taxes (continued)

open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FRD-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	425,367	$10,754,937	217,372	$4,539,862
Shares issued in reinvestment of distributions	111,610	2,772,388	125,681	2,577,724
Shares redeemed	(973,756)	(24,725,970)	(935,039)	(19,660,448)

Net increase (decrease)	(436,779)	$(11,198,645)	(591,986)	$(12,542,862)

Class 2 Shares:
Shares sold	6,187,499	$153,726,999	5,224,743	$107,681,716
Shares issued in reinvestment of distributions	1,085,247	26,490,890	1,239,206	24,994,784
Shares redeemed	(15,483,753)	(384,559,197)	(12,335,885)	(255,149,005)

Net increase (decrease)	(8,211,007)	$(204,341,308)	(5,871,936)	$(122,472,505)

Class 4 Shares:
Shares sold	216,130	$5,332,125	179,113	$3,742,720
Shares issued on reinvestment of distributions	6,664	163,605	4,211	85,528
Shares redeemed	(84,878)	(2,163,931)	(40,291)	(841,617)

Net increase (decrease)	137,916	$3,331,799	143,033	$2,986,631

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

FRD-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended December 31, 2013, the Fund utilized $73,203,872 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$29,426,883	$27,658,036

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,024,755,445

Unrealized appreciation	$913,474,786
Unrealized depreciation	(7,490,803)

Net unrealized appreciation (depreciation)	$905,983,983

Undistributed ordinary income	$25,044,979
Undistributed long term capital gains	36,289,604

Distributable earnings	$61,334,583

FRD-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $1,296,016 and $220,987,287, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FRD-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

9. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FRD-24

Franklin Templeton Variable Insurance Products Trust

Franklin Rising Dividends Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

FRD-25

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Rising Dividends Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

FRD-26

FRANKLIN SMALL CAP VALUE SECURITIES FUND

We are pleased to bring you Franklin Small Cap Value Securities Fund’s annual report for the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+36.24%	+20.78%	+10.22%

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 2500™ Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations under $3.5 billion at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Russell 2500™ Value Index, rose 33.32% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the 12-month period ended December 31, 2013, especially in the second half of the year. Business investment, net exports, and state and local government spending picked up in the second quarter, somewhat offsetting the impact of federal budget cuts. During the third quarter, the economy, as measured by gross domestic product, expanded at the strongest pace since the fourth quarter of 2011, underpinned by consumer spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded for most of the period under review, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.2 Inflation remained well below the Federal Reserve Board’s (Fed’s) 2.0% target.

The year started on a positive note with Congress passing a budget bill that averted automatic federal budget cuts and income tax increases. However, Washington’s lack of consensus on proposed expenditure reductions resulted in federal spending cuts starting in March. Fed Chairman Ben Bernanke indicated in May that the Fed might reduce monthly asset purchases, assuming ongoing U.S. recovery. In September, however, he announced that any reduction of Fed purchases would be postponed until U.S. economic growth strengthened.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

A U.S. budget impasse, which led to a temporary shutdown of non-essential government services in October, ended after Congress agreed to fund the government until January 2014 and raise the debt limit until February. U.S. equity markets reached new highs after the resolution of the budget impasse and the Fed’s reassurance at its October meeting that it would continue its supportive monetary programs. In December, Congress passed a two-year budget deal that would ease automatic spending cuts in 2014 and lower the risk of another government shutdown. Meanwhile, the Fed announced it would reduce its monthly bond purchases by $10 billion beginning in January 2014. The Fed, however, committed to keeping interest rates low as long as the unemployment rate remained over 6.5% and inflation expectations remained low.

Rising corporate profits and generally favorable economic data bolstered investor confidence, helping markets overcome brief periods of sell-offs in reaction to Fed statements and to Washington’s fiscal negotiations. U.S. stocks generated strong 12-month returns as the Standard & Poor’s® 500 Index and Dow Jones Industrial Average reached all-time highs during the period.3

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Accordingly, we invest in companies that we believe have, for example, stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks, adverse events or cyclical downturns, or that may be considered potential takeover targets.

Manager’s Discussion

Stock selection in the financials and materials sectors, along with an overweighting and stock selection in the consumer discretionary sector

3. Please see Index Descriptions following the Fund Summaries.

FSV-3

aided performance relative to the benchmark.4 Contributors included insurer Protective Life, furniture retailer La-Z-Boy and recreational vehicle manufacturer Thor Industries. Protective Life rallied based on earnings growth from its annuities business, a potential benefit from acquisitions and higher long-term interest rates. La-Z-Boy experienced earnings growth from increased sales and productivity. Thor Industries benefited from strong demand for towable recreational vehicles and growing sales of motorized vehicles.

Stock selection in the industrials and information technology sectors hindered relative performance.5 Detractors included Multi-Fineline Electronix, a flexible circuit materials maker; Regis, a hair care salon operator; and M.D.C. Holdings, a single family home builder. Multi-Fineline Electronix experienced weaker-than-expected demand and disappointing earnings. Regis posted lower-than-expected earnings as its restructuring had not yet gained traction. M.D.C. Holdings suffered from an uncertain outlook for new housing demand as a result of higher interest rates.

During the period, we initiated new positions in eight holdings, including Regal-Beloit, an electric motor manufacturer; Carpenter Technology, a high performance and specialty metals manufacturer; Genesco, a specialty retailer; Lindsay, a manufacturer of irrigation equipment and road construction products; and Stepan, a global chemical manufacturer, among others. We added to existing positions in Cabot, a specialty chemicals and materials company; Unit Corp., a diversified energy company; and Sensient Technologies, a manufacturer and marketer of colors, flavors and fragrances; among others.

The Fund eliminated positions in Graco, Circor International, West Pharmaceutical Services, A.O. Smith Corp., Teekay and several other positions. We also reduced holdings in several other securities including Protective Life, Benchmark Electronics and GameStop.

There were three all cash takeovers completed during the period: Maidenform Brands was acquired by HanesBrands, Kaydon was acquired by SKF, and NV Energy was acquired by Berkshire Hathaway.

4. The financials sector comprises banks and insurance in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services and retailing in the SOI.

5. The industrials sector comprises aerospace and defense, building products, commercial and professional services, construction and engineering, electrical equipment, industrial conglomerates, machinery, trading companies and distributors, and transportation in the SOI. The information technology sector comprises semiconductors and semiconductor equipment, and technology hardware and equipment in the SOI.

Top 10 Holdings

Franklin Small Cap Value Securities Fund

12/31/13

Company Sector/Industry	% of Total Net Assets
Thor Industries Inc.	2.4%
Automobiles & Components
Trinity Industries Inc.	2.2%
Machinery
Protective Life Corp.	1.8%
Insurance
The Men’s Wearhouse Inc.	1.8%
Retailing
Reliance Steel & Aluminum Co.	1.8%
Materials
StanCorp Financial Group Inc.	1.8%
Insurance
Cabot Corp.	1.8%
Materials
Bristow Group Inc.	1.8%
Energy
La-Z-Boy Inc.	1.7%
Consumer Durables & Apparel
Group 1 Automotive Inc.	1.7%
Retailing

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-4

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 2

FSV-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,213.80	$4.80
Hypothetical (5% return before expenses)	$1,000	$1,020.87	$4.38

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.86%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 1	2013	2012		2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.58	$15.82		$16.55	$13.00	$10.73

Income from investment operations[a]:
Net investment income[b]	0.19	0.29	[c]	0.16	0.14	0.15
Net realized and unrealized gains (losses)	6.45	2.64		(0.74)	3.54	2.86

Total from investment operations	6.64	2.93		(0.58)	3.68	3.01

Less distributions from:
Net investment income	(0.32)	(0.17)		(0.15)	(0.13)	(0.22)
Net realized gains	(0.36)	—		—	—	(0.52)

Total distributions	(0.68)	(0.17)		(0.15)	(0.13)	(0.74)

Net asset value, end of year	$24.54	$18.58		$15.82	$16.55	$13.00

Total return[d]	36.50%	18.75%		(3.53)%	28.49%	29.54%
Ratios to average net assets
Expenses	0.63%	0.67%		0.66%	0.67%	0.68% [e]
Net investment income	0.90%	1.70%	[c]	1.02%	0.98%	1.29%

Supplemental data
Net assets, end of year (000’s)	$62,408	$40,133		$39,374	$47,300	$42,428
Portfolio turnover rate	10.44%	5.84%		14.39%	15.92%	6.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.10%

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%

The accompanying notes are an integral part of these financial statements.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 2	2013	2012		2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.23	$15.53		$16.25	$12.77	$10.55

Income from investment operations[a]:
Net investment income[b]	0.14	0.24	[c]	0.12	0.10	0.12
Net realized and unrealized gains (losses)	6.34	2.59		(0.73)	3.48	2.81

Total from investment operations	6.48	2.83		(0.61)	3.58	2.93

Less distributions from:
Net investment income	(0.28)	(0.13)		(0.11)	(0.10)	(0.19)
Net realized gains	(0.36)	—		—	—	(0.52)

Total distributions	(0.64)	(0.13)		(0.11)	(0.10)	(0.71)

Net asset value, end of year	$24.07	$18.23		$15.53	$16.25	$12.77

Total return[d]	36.24%	18.39%		(3.76)%	28.22%	29.16%
Ratios to average net assets
Expenses	0.88%	0.92%		0.91%	0.92%	0.93% [e]
Net investment income	0.65%	1.45%	[c]	0.77%	0.73%	1.04%

Supplemental data
Net assets, end of year (000’s)	$1,606,802	$1,286,573		$1,211,168	$1,362,292	$1,109,855
Portfolio turnover rate	10.44%	5.84%		14.39%	15.92%	6.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.85%

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%

The accompanying notes are an integral part of these financial statements.

FSV-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 4	2013	2012		2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.44	$15.71		$16.44	$12.92	$10.70

Income from investment operations[a]:
Net investment income[b]	0.12	0.22	[c]	0.11	0.09	0.11
Net realized and unrealized gains (losses)	6.42	2.63		(0.75)	3.53	2.84

Total from investment operations	6.54	2.85		(0.64)	3.62	2.95

Less distributions from:
Net investment income	(0.25)	(0.12)		(0.09)	(0.10)	(0.21)
Net realized gains	(0.36)	—		—	—	(0.52)

Total distributions	(0.61)	(0.12)		(0.09)	(0.10)	(0.73)

Net asset value, end of year	$24.37	$18.44		$15.71	$16.44	$12.92

Total return[d]	36.12%	18.27%		(3.87)%	28.14%	29.04%
Ratios to average net assets
Expenses	0.98%	1.02%		1.01%	1.02%	1.03% [e]
Net investment income	0.55%	1.35%	[c]	0.67%	0.63%	0.94%

Supplemental data
Net assets, end of year (000’s)	$35,936	$32,424		$34,284	$39,075	$28,599
Portfolio turnover rate	10.44%	5.84%		14.39%	15.92%	6.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.75%

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%

The accompanying notes are an integral part of these financial statements.

FSV-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks 96.1%
Aerospace & Defense 1.6%
AAR Corp.	955,000	$26,749,550

Automobiles & Components 6.7%
Autoliv Inc.	273,000	25,061,400
Drew Industries Inc.	220,000	11,264,000
Gentex Corp.	787,300	25,973,027
Thor Industries Inc.	745,000	41,146,350
[a] Winnebago Industries Inc.	378,300	10,384,335

		113,829,112

Banks 2.2%
Chemical Financial Corp.	360,854	11,428,246
OFG Bancorp.	602,000	10,438,680
Peoples Bancorp Inc.	158,000	3,556,580
TrustCo Bank Corp. NY	1,690,000	12,134,200

		37,557,706

Building Products 4.7%
Apogee Enterprises Inc.	610,000	21,905,100
[a] Gibraltar Industries Inc.	842,300	15,658,357
Simpson Manufacturing Co. Inc.	433,400	15,918,782
Universal Forest Products Inc.	504,700	26,315,058

		79,797,297

Commercial & Professional Services 2.8%
Insperity Inc.	263,100	9,505,803
McGrath RentCorp	371,018	14,766,517
Mine Safety Appliances Co.	328,300	16,812,243
Schawk Inc.	464,100	6,901,167

		47,985,730

Construction & Engineering 2.1%
EMCOR Group Inc.	272,700	11,573,388
Granite Construction Inc.	694,000	24,276,120

		35,849,508

Consumer Durables & Apparel 5.7%
Brunswick Corp.	445,000	20,496,700
Harman International Industries Inc.	280,000	22,918,000
Hooker Furniture Corp.	445,000	7,422,600
La-Z-Boy Inc.	930,000	28,830,000
[a] M.D.C. Holdings Inc.	213,800	6,892,912
[a] M/I Homes Inc.	435,900	11,093,655

		97,653,867

Consumer Services 1.3%
Hillenbrand Inc.	495,000	14,562,900
Regis Corp.	522,400	7,580,024

		22,142,924

Electrical Equipment 4.4%
Brady Corp., A	404,900	12,523,557
EnerSys	24,100	1,689,169
Franklin Electric Co. Inc.	398,464	17,787,433
General Cable Corp.	103,500	3,043,935

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Powell Industries Inc.	195,000	$13,063,050
Regal-Beloit Corp.	355,000	26,170,600

		74,277,744

Energy 10.4%
[a] Atwood Oceanics Inc.	363,000	19,380,570
Bristow Group Inc.	400,000	30,024,000
Energen Corp.	220,000	15,565,000
[a] Helix Energy Solutions Group Inc.	755,000	17,500,900
[a] Oil States International Inc.	224,300	22,815,796
[a] Rowan Cos. PLC	567,500	20,066,800
Tidewater Inc.	415,000	24,597,050
[a] Unit Corp.	515,000	26,584,300

		176,534,416

Health Care Equipment & Services 3.6%
Hill-Rom Holdings Inc.	405,800	16,775,772
STERIS Corp.	490,000	23,544,500
Teleflex Inc.	227,900	21,390,694

		61,710,966

Industrial Conglomerates 1.6%
Carlisle Cos. Inc.	334,800	26,583,120

Insurance 10.2%
Arthur J. Gallagher & Co.	168,200	7,893,626
Aspen Insurance Holdings Ltd.	407,800	16,846,218
Assurant Inc.	51,800	3,437,966
The Hanover Insurance Group Inc.	345,000	20,599,950
HCC Insurance Holdings Inc.	188,200	8,683,548
Montpelier Re Holdings Ltd.	585,000	17,023,500
Old Republic International Corp.	1,296,900	22,397,463
Protective Life Corp.	620,000	31,409,200
StanCorp Financial Group Inc.	460,000	30,475,000
Validus Holdings Ltd. (Bermuda)	395,000	15,914,550

		174,681,021

Machinery 11.7%
Astec Industries Inc.	380,000	14,679,400
Briggs & Stratton Corp.	740,000	16,102,400
[a] EnPro Industries Inc.	365,000	21,042,250
Kennametal Inc.	370,000	19,265,900
Lincoln Electric Holdings Inc.	370,000	26,395,800
Lindsay Corp.	56,500	4,675,375
Mueller Industries Inc.	325,000	20,478,250
Nordson Corp.	34,400	2,555,920
Pentair Ltd.	195,000	15,145,650
Trinity Industries Inc.	690,000	37,618,800
[a] Wabash National Corp.	1,264,000	15,610,400
Watts Water Technologies Inc., A	107,700	6,663,399

		200,233,544

Materials 11.6%
A. Schulman Inc.	504,266	17,780,419
AMCOL International Corp.	18,200	618,436

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Materials (continued)
AptarGroup Inc.	65,000	$4,407,650
Cabot Corp.	590,000	30,326,000
Carpenter Technology Corp.	350,000	21,770,000
H.B. Fuller Co.	450,000	23,418,000
Reliance Steel & Aluminum Co.	405,000	30,715,200
RPM International Inc.	620,000	25,736,200
Sensient Technologies Corp.	370,000	17,952,400
Steel Dynamics Inc.	1,150,000	22,471,000
Stepan Co.	44,100	2,894,283

		198,089,588

Retailing 9.5%
Brown Shoe Co. Inc.	800,000	22,512,000
The Cato Corp., A	438,600	13,947,480
GameStop Corp., A	405,100	19,955,226
[a] Genesco Inc.	115,100	8,409,206
Group 1 Automotive Inc.	404,200	28,706,284
[a] Jos. A. Bank Clothiers Inc.	180,000	9,851,400
The Men’s Wearhouse Inc.	603,700	30,836,996
[a] The Pep Boys - Manny, Moe & Jack	1,173,600	14,247,504
Pier 1 Imports Inc.	235,000	5,423,800
[a] West Marine Inc.	610,700	8,690,261

		162,580,157

Semiconductors & Semiconductor Equipment 0.5%
Cohu Inc.	736,000	7,728,000

Technology Hardware & Equipment 3.0%
[a] Benchmark Electronics Inc.	764,100	17,635,428
[a] Ingram Micro Inc., A	507,100	11,896,566
[a] Multi-Fineline Electronix Inc.	274,100	3,807,249
[a] Rofin-Sinar Technologies Inc.	674,900	18,235,798

		51,575,041

Trading Companies & Distributors 0.5%
Applied Industrial Technologies Inc.	165,000	8,099,850

Transportation 2.0%
[a] Genesee & Wyoming Inc.	210,800	20,247,340
SkyWest Inc.	990,000	14,681,700

		34,929,040

Total Common Stocks (Cost $924,111,750)		1,638,588,181

Short Term Investments (Cost $66,928,784) 3.9%
Money Market Funds 3.9%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	66,928,784	66,928,784

Total Investments (Cost $991,040,534) 100.0%		1,705,516,965
Other Assets, less Liabilities (0.0)%†		(371,182)

Net Assets 100.0%		$1,705,145,783

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

FSV-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$924,111,750
Cost - Sweep Money Fund (Note 7)	66,928,784

Total cost of investments	$991,040,534

Value - Unaffiliated issuers	$1,638,588,181
Value - Sweep Money Fund (Note 7)	66,928,784

Total value of investments	1,705,516,965
Receivables:
Investment securities sold	2,455,877
Capital shares sold	505,609
Dividends	1,461,047
Other assets	33

Total assets	1,709,939,531

Liabilities:
Payables:
Investment securities purchased	709,803
Capital shares redeemed	2,220,791
Management fees	694,220
Administrative fees	155,879
Distribution fees	680,296
Reports to shareholders	277,642
Accrued expenses and other liabilities	55,117

Total liabilities	4,793,748

Net assets, at value	$1,705,145,783

Net assets consist of:
Paid-in capital	$861,850,561
Undistributed net investment income	9,437,652
Net unrealized appreciation (depreciation)	714,476,431
Accumulated net realized gain (loss)	119,381,139

Net assets, at value	$1,705,145,783

The accompanying notes are an integral part of these financial statements.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Franklin Small Cap Value Securities Fund
Class 1:
Net assets, at value	$62,407,746

Shares outstanding	2,542,832

Net asset value and maximum offering price per share	$24.54

Class 2:
Net assets, at value	$1,606,801,860

Shares outstanding	66,766,643

Net asset value and maximum offering price per share	$24.07

Class 4:
Net assets, at value	$35,936,177

Shares outstanding	1,474,729

Net asset value and maximum offering price per share	$24.37

The accompanying notes are an integral part of these financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Small Cap Value Securities Fund
Investment income:
Dividends	$23,024,269
Income from securities loaned	330,830

Total investment income	23,355,099

Expenses:
Management fees (Notes 3a)	7,570,556
Administrative fees (Notes 3b)	1,722,129
Distribution fees: (Notes 3c)
Class 2	3,611,287
Class 4	119,812
Unaffiliated transfer agent fees	1,524
Custodian fees (Notes 4)	12,973
Reports to shareholders	220,706
Professional fees	58,192
Trustees’ fees and expenses	5,799
Other	22,968

Total expenses	13,345,946

Net investment income	10,009,153

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	119,472,862
Net change in unrealized appreciation (depreciation) on investments	344,133,096

Net realized and unrealized gain (loss)	463,605,958

Net increase (decrease) in net assets resulting from operations	$473,615,111

The accompanying notes are an integral part of these financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$10,009,153	$19,229,549
Net realized gain (loss) from investments	119,472,862	44,247,459
Net change in unrealized appreciation (depreciation) on investments	344,133,096	158,357,883

Net increase (decrease) in net assets resulting from operations	473,615,111	221,834,891

Distributions to shareholders from:
Net investment income:
Class 1	(615,112)	(407,505)
Class 2	(18,772,536)	(9,757,412)
Class 4	(406,547)	(256,129)
Net realized gains:
Class 1	(681,161)	—
Class 2	(24,226,581)	—
Class 4	(585,151)	—

Total distributions to shareholders	(45,287,088)	(10,421,046)

Capital share transactions: (Note 2)
Class 1	7,328,882	(5,634,630)
Class 2	(83,608,654)	(124,579,807)
Class 4	(6,031,999)	(6,896,088)

Total capital share transactions	(82,311,771)	(137,110,525)

Net increase (decrease) in net assets	346,016,252	74,303,320
Net assets:
Beginning of year	1,359,129,531	1,284,826,211

End of year	$1,705,145,783	$1,359,129,531

Undistributed net investment income included in net assets:
End of year	$9,437,652	$19,222,694

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Small Cap Value Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The collateral is invested in repurchase agreements. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2013, the Fund had no securities on loan.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	854,519	$17,437,814	120,340	$2,031,518
Shares issued in reinvestment of distributions	64,172	1,296,273	26,308	407,505
Shares redeemed	(536,406)	(11,405,205)	(474,365)	(8,073,653)

Net increase (decrease)	382,285	$7,328,882	(327,717)	$(5,634,630)

Class 2 Shares:
Shares sold	6,730,565	$138,529,743	8,509,192	$140,217,286
Shares issued in reinvestment of distributions	2,167,294	42,999,117	641,091	9,757,412
Shares redeemed	(12,704,970)	(265,137,514)	(16,570,761)	(274,554,505)

Net increase (decrease)	(3,807,111)	$(83,608,654)	(7,420,478)	$(124,579,807)

Class 4 Shares:
Shares sold	205,689	$4,293,023	402,254	$6,818,504
Shares issued on reinvestment of distributions	49,338	991,698	16,621	256,129
Shares redeemed	(538,222)	(11,316,720)	(843,050)	(13,970,721)

Net increase (decrease)	(283,195)	$(6,031,999)	(424,175)	$(6,896,088)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$19,794,195	$10,421,046
Long term capital gain	25,492,893	—

	$45,287,088	$10,421,046

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

5. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$994,087,645

Unrealized appreciation	$730,962,524
Unrealized depreciation	(19,533,204)

Net unrealized appreciation (depreciation)	$711,429,320

Undistributed ordinary income	$18,583,845
Undistributed long term capital gains	113,282,058

Distributable earnings	$131,865,903

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $154,031,719 and $290,672,942, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

FSV-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

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Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Small Cap Value Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $25,492,893 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

FSV-25

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

We are pleased to bring you Franklin Small-Mid Cap Growth Securities Fund’s annual report for the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+38.15%	+21.71%	+8.05%

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Russell Midcap® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small-Mid Cap Growth Securities Fund Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSC-1

Fund Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, generated a +35.74% total return, and its broad benchmark, the S&P 500, produced a +32.39% total return, for the same period.2

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the 12-month period ended December 31, 2013, especially in the second half of the year. Business investment, net exports, and state and local government spending picked up in the second quarter, somewhat offsetting the impact of federal budget cuts. During the third quarter, the economy, as measured by gross domestic product, expanded at the strongest pace since the fourth quarter of 2011, underpinned by consumer spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded for most of the period under review, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.3 Inflation remained well below the Federal Reserve Board’s (Fed’s) 2.0% target.

The year started on a positive note with Congress passing a budget bill that averted automatic federal budget cuts and income tax increases. However, Washington’s lack of consensus on proposed expenditure reductions resulted in federal spending cuts starting in March. Fed Chairman Ben Bernanke indicated in May that the Fed might reduce monthly asset purchases, assuming ongoing U.S. recovery. In

Fund Risks: All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investment, as small and midsized company stocks can be volatile, especially over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FSC-2

September, however, he announced that any reduction of Fed purchases would be postponed until U.S. economic growth strengthened. A U.S. budget impasse, which led to a temporary shutdown of non-essential government services in October, ended after Congress agreed to fund the government until January 2014 and raise the debt limit until February. U.S. equity markets reached new highs after the resolution of the budget impasse and the Fed’s reassurance at its October meeting that it would continue its supportive monetary programs. In December, Congress passed a two-year budget deal that would ease automatic spending cuts in 2014 and lower the risk of another government shutdown. Meanwhile, the Fed announced it would reduce its monthly bond purchases by $10 billion beginning in January 2014. The Fed, however, committed to keeping interest rates low as long as the unemployment rate remained over 6.5% and inflation expectations remained low.

Rising corporate profits and generally favorable economic data bolstered investor confidence, helping markets overcome brief periods of sell-offs in reaction to Fed statements and to Washington’s fiscal negotiations. U.S. stocks generated strong 12-month returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period.1

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

All sectors represented in the Fund’s portfolio delivered positive returns during the 12 months under review as the broad market rallied. Stock

FSC-3

selection, especially in the consumer discretionary, information technology (IT) and financials sectors, was a major contributor to performance relative to the Russell Midcap® Growth Index.

In the consumer discretionary sector, off-benchmark positions in Buffalo Wild Wings, a restaurant owner, operator and franchiser, and Wolverine World Wide, a designer and manufacturer of branded footwear, apparel and accessories, benefited relative results, as did a position in GNC Holdings, a specialty retailer of health and wellness products. Buffalo Wild Wings delivered strong third-quarter earnings, supported by double-digit revenue growth and higher operating margins resulting from lower chicken wing costs and better cost control. The company also raised its earnings guidance for the year 2013. Wolverine raised its full-year 2013 profit outlook as it continued to generate better-than-expected earnings, driven largely by the strength of its international business and solid performance of recent acquisitions, particularly Sperry Top-Sider. GNC’s share price reached an all-time high as the company continued to report solid earnings results. The company also authorized a $500 million share repurchase program toward year-end.

Among the Fund’s IT holdings, major contributors included a position in FleetCor Technologies, a leading provider of payment products to commercial fleets and major oil companies, and an off-benchmark investment in ViaSat, a provider of fixed and mobile satellite network services. FleetCor continued to generate stronger-than-expected earnings, driven by higher domestic and international transactions, larger revenue per transaction and lower operating expenses. Having demonstrated an ability to develop acquired businesses, FleetCor made acquisitions in several countries, including Australia, New Zealand, the U.K. and Brazil. ViaSat generated robust revenues and improved earnings in recent quarters, resulting from strong growth across all its business segments, including government systems.

In the financials sector, key contributors included asset management company Affiliated Managers Group, which reported better-than-expected earnings during the period, driven by solid revenue growth, and increased its earnings guidance for 2013 and 2014. Stock selection in industrials, along with an underweighting and stock selection in materials, also aided relative returns. Key individual contributors included a new, off-benchmark investment in biotechnology company Celldex Therapeutics.

Top 10 Holdings

Franklin Small-Mid Cap Growth Securities Fund

12/31/13

Company Sector/Industry	% of Total Net Assets
AMETEK Inc.	1.9%
Industrials
Affiliated Managers Group Inc.	1.7%
Financials
Wolverine World Wide Inc.	1.7%
Consumer Discretionary
Roper Industries Inc.	1.6%
Industrials
Jarden Corp.	1.6%
Consumer Discretionary
Actavis PLC	1.4%
Health Care
Wynn Resorts Ltd.	1.3%
Consumer Discretionary
Alliance Data Systems Corp.	1.3%
Information Technology
Trimble Navigation Ltd.	1.3%
Information Technology
Perrigo Co., PLC	1.2%
Health Care

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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In contrast, key detractors from the Fund’s relative performance included stock selection in the health care and energy sectors. Notable health care detractors included a position in ARIAD Pharmaceuticals and an off-benchmark investment in U.K.-listed Amarin. ARIAD Pharmaceuticals’ share price fell after the biotechnology firm halted trials on its leukemia drug Iclusig and the U.S. Federal Drug Administration (FDA) suspended sales in response to reports of harmful side effects. Amarin’s share price declined after the FDA denied approval to expand the use of the biopharmaceutical company’s fish-oil drug Vascepa to heart-disease patients. In the energy sector, a position in Cobalt International Energy hurt relative results. The oil exploration and production company could not find commercially viable oil at one of its Gulf of Mexico wells, and toward year-end, its stock price fell amid concerns the company may be unable to profit from its larger-than-expected natural gas discovery in Angola. We closed the Fund’s positions in these three companies during the period.

Although the Fund’s overall IT holdings outperformed the index and contributed to relative performance, some investments lost value. Notable detractors included positions in voice recognition software solutions provider Nuance Communications and computer network optimization products manufacturer F5 Networks, both of which we sold during the period. Nuance’s acquisition costs and higher expenses pressured margins despite revenue growth. Shares of F5 Networks declined in value amid slowing revenue growth based on reduced or delayed orders by its largest customers and loss of market share to software-oriented businesses. Key individual detractors included an off-benchmark holding in Canadian athletic apparel maker Lululemon Athletica, whose share price declined after it announced a management change in June and provided a weak fourth quarter earnings outlook.

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small-Mid Cap Growth Securities Fund Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,204.40	$5.78
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.04%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.87	$21.19	$22.21	$17.36	$12.06

Income from investment operations[a]:
Net investment income (loss)[b]	(0.09)	(0.01)[c]	(0.05)	(0.01)	(0.10)[d]
Net realized and unrealized gains (losses)	8.19	2.27	(0.97)	4.86	5.40

Total from investment operations	8.10	2.26	(1.02)	4.85	5.30

Less distributions from net realized gains	(1.59)	(1.58)	—	—	—

Net asset value, end of year	$28.38	$21.87	$21.19	$22.21	$17.36

Total return[e]	38.50%	11.12%	(4.59)%	27.94%	43.95%
Ratios to average net assets
Expenses	0.80% [f]	0.80%	0.79%	0.79%	0.80%	[f]
Net investment income (loss)	(0.35)%	(0.03)% [c]	(0.21)%	(0.07)%	(0.72)%	[d]

Supplemental data
Net assets, end of year (000’s)	$98,020	$75,977	$76,384	$89,826	$79,670
Portfolio turnover rate	42.77%	41.44%	45.00%	46.69%	63.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.16)%.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.22)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.04	$20.49	$21.54	$16.87	$11.75

Income from investment operations[a]:
Net investment income (loss)[b]	(0.14)	(0.06)[c]	(0.10)	(0.06)	(0.13)[d]
Net realized and unrealized gains (losses)	7.85	2.19	(0.95)	4.73	5.25

Total from investment operations	7.71	2.13	(1.05)	4.67	5.12

Less distributions from net realized gains	(1.59)	(1.58)	—	—	—

Net asset value, end of year	$27.16	$21.04	$20.49	$21.54	$16.87

Total return[e]	38.15%	10.85%	(4.87)%	27.68%	43.57%
Ratios to average net assets
Expenses	1.05% [f]	1.05%	1.04%	1.04%	1.05%	[f]
Net investment income (loss)	(0.60)%	(0.28)% [c]	(0.46)%	(0.32)%	(0.97)%	[d]

Supplemental data
Net assets, end of year (000’s)	$660,806	$670,193	$717,086	$939,481	$813,480
Portfolio turnover rate	42.77%	41.44%	45.00%	46.69%	63.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.41)%.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.47)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.47	$20.90	$21.98	$17.24	$12.02

Income from investment operations[a]:
Net investment income (loss)[b]	(0.17)	(0.09)[c]	(0.12)	(0.07)	(0.15)[d]
Net realized and unrealized gains (losses)	8.01	2.24	(0.96)	4.81	5.37

Total from investment operations	7.84	2.15	(1.08)	4.74	5.22

Less distributions from net realized gains	(1.59)	(1.58)	—	—	—

Net asset value, end of year	$27.72	$21.47	$20.90	$21.98	$17.24

Total return[e]	37.99%	10.79%	(4.91)%	27.49%	43.43%
Ratios to average net assets
Expenses	1.15% [f]	1.15%	1.14%	1.14%	1.15%	[f]
Net investment income (loss)	(0.70)%	(0.38)% [c]	(0.56)%	(0.42)%	(1.07)%	[d]

Supplemental data
Net assets, end of year (000’s)	$19,132	$12,000	$12,664	$15,413	$11,029
Portfolio turnover rate	42.77%	41.44%	45.00%	46.69%	63.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.51)%.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.57)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares	Value
Common Stocks 98.8%
Consumer Discretionary 24.9%
[a] AMC Networks Inc., A	United States	68,200	$4,645,102
[a] Bally Technologies Inc.	United States	36,100	2,832,045
BorgWarner Inc.	United States	142,800	7,983,948
[a] BRP Inc.	Canada	224,600	6,375,456
[a] Buffalo Wild Wings Inc.	United States	36,300	5,343,360
[a] Charter Communications Inc., A	United States	25,700	3,514,732
[a] Chipotle Mexican Grill Inc.	United States	14,300	7,618,754
Dick’s Sporting Goods Inc.	United States	161,200	9,365,720
[a] Dollar General Corp.	United States	151,700	9,150,544
GNC Holdings Inc., A	United States	127,500	7,452,375
Harman International Industries Inc.	United States	67,800	5,549,430
[a] HomeAway Inc.	United States	150,300	6,144,264
[a] Imax Corp.	Canada	83,800	2,470,424
[a] Jarden Corp.	United States	204,900	12,570,615
[a] Liberty Media Corp., A	United States	30,400	4,452,080
[a] Lululemon Athletica Inc.	Canada	73,900	4,362,317
[a] Michael Kors Holdings Ltd.	United States	71,600	5,813,204
[a] Netflix Inc.	United States	12,000	4,418,040
PetSmart Inc.	United States	72,300	5,259,825
Ralph Lauren Corp.	United States	44,100	7,786,737
Ross Stores Inc.	United States	78,400	5,874,512
The Ryland Group Inc.	United States	80,300	3,485,823
[a] Shutterfly Inc.	United States	79,100	4,028,563
Starwood Hotels & Resorts Worldwide Inc.	United States	85,900	6,824,755
[a] Starz, A	United States	98,100	2,868,444
[a] Tenneco Inc.	United States	129,800	7,342,786
Tractor Supply Co.	United States	101,000	7,835,580
[a] Under Armour Inc., A	United States	100,288	8,755,142
Wolverine World Wide Inc.	United States	382,200	12,979,512
Wynn Resorts Ltd.	United States	52,900	10,273,709

			193,377,798

Consumer Staples 4.8%
[a] Boston Beer Inc., A	United States	34,200	8,269,218
Mead Johnson Nutrition Co., A	United States	111,000	9,297,360
[a] Monster Beverage Corp.	United States	89,500	6,065,415
[a] TreeHouse Foods Inc.	United States	85,900	5,920,228
Whole Foods Market Inc.	United States	139,800	8,084,634

			37,636,855

Energy 4.7%
Cabot Oil & Gas Corp., A	United States	141,800	5,496,168
[a] Cameron International Corp.	United States	93,000	5,536,290
[a] Diamondback Energy Inc.	United States	105,200	5,560,872
[a] FMC Technologies Inc.	United States	61,100	3,190,031
Oceaneering International Inc.	United States	44,500	3,510,160
[a,b] Sanchez Energy Corp.	United States	106,100	2,600,511
SM Energy Co.	United States	33,900	2,817,429
[a] Southwestern Energy Co.	United States	94,700	3,724,551
[a] Superior Energy Services Inc.	United States	142,600	3,794,586

			36,230,598

Financials 6.5%
[a] Affiliated Managers Group Inc.	United States	60,600	13,142,928

FSC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Financials (continued)
[b] Digital Realty Trust Inc.	United States	40,700	$1,999,184
IntercontinentalExchange Group Inc.	United States	42,108	9,470,931
Jones Lang LaSalle Inc.	United States	35,300	3,614,367
Lazard Ltd., A	United States	168,100	7,618,292
[a] Signature Bank/New York NY	United States	88,300	9,485,186
T. Rowe Price Group Inc.	United States	67,300	5,637,721

			50,968,609

Health Care 16.2%
[a] Actavis PLC	United States	63,100	10,600,800
Agilent Technologies Inc.	United States	99,100	5,667,529
[a] Alexion Pharmaceuticals Inc.	United States	42,900	5,708,274
[a] Alnylam Pharmaceuticals Inc.	United States	55,300	3,557,449
[a] BioMarin Pharmaceutical Inc.	United States	30,500	2,143,235
[a] CareFusion Corp.	United States	74,300	2,958,626
[a] Catamaran Corp.	Canada	116,200	5,517,176
[a] Celldex Therapeutics Inc.	United States	227,500	5,507,775
[a] Cerner Corp.	United States	111,400	6,209,436
The Cooper Cos. Inc.	United States	40,700	5,040,288
[a] DaVita HealthCare Partners Inc.	United States	114,600	7,262,202
[a] Edwards Lifesciences Corp.	United States	38,100	2,505,456
[a] Envision Healthcare Holdings Inc.	United States	155,900	5,537,568
[a] HCA Holdings Inc.	United States	160,200	7,643,142
[a] HeartWare International Inc.	United States	33,406	3,138,828
[a] HMS Holdings Corp.	United States	42,900	975,117
[a] Illumina Inc.	United States	45,700	5,055,334
[a] Laboratory Corp. of America Holdings	United States	34,200	3,124,854
[a] Medivation Inc.	United States	55,846	3,564,092
[a] Mettler-Toledo International Inc.	United States	32,200	7,811,398
Perrigo Co., PLC	United States	62,686	9,619,761
[a] Sagent Pharmaceuticals Inc.	United States	167,800	4,258,764
St. Jude Medical Inc.	United States	80,900	5,011,755
[a] Vertex Pharmaceuticals Inc.	United States	51,900	3,856,170
Zoetis Inc.	United States	120,900	3,952,221

			126,227,250

Industrials 20.4%
[a] The Advisory Board Co.	United States	34,300	2,183,881
Allegiant Travel Co.	United States	49,712	5,241,633
AMETEK Inc.	United States	285,100	15,016,217
[a] B/E Aerospace Inc.	United States	85,800	7,467,174
[a] Colfax Corp.	United States	101,600	6,470,904
Delta Air Lines Inc.	United States	159,200	4,373,224
[a] DigitalGlobe Inc.	United States	184,000	7,571,600
Flowserve Corp.	United States	120,300	9,483,249
[a] Genesee & Wyoming Inc.	United States	61,400	5,897,470
[a] Hertz Global Holdings Inc.	United States	139,900	4,003,938
[a] Hexcel Corp.	United States	144,800	6,471,112
Hubbell Inc., B	United States	29,600	3,223,440
[a] IHS Inc., A	United States	73,800	8,833,860
Interface Inc.	United States	95,800	2,103,768
J.B. Hunt Transport Services Inc.	United States	68,400	5,287,320
[a] Jacobs Engineering Group Inc.	United States	53,300	3,357,367
Kansas City Southern	United States	47,100	5,832,393

FSC-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Industrials (continued)
The Manitowoc Co. Inc.	United States	283,400	$6,608,888
Pall Corp.	United States	76,900	6,563,415
Robert Half International Inc.	United States	161,400	6,777,186
Rockwell Automation Inc.	United States	34,300	4,052,888
Roper Industries Inc.	United States	91,870	12,740,532
[a] Spirit Airlines Inc.	United States	95,200	4,323,032
[a] United Rentals Inc.	United States	102,300	7,974,285
[a] Verisk Analytics Inc., A	United States	55,500	3,647,460
W.W. Grainger Inc.	United States	13,700	3,499,254

			159,005,490

Information Technology 17.2%
[a] Alliance Data Systems Corp.	United States	38,300	10,070,219
[a] ANSYS Inc.	United States	99,100	8,641,520
Avago Technologies Ltd.	Singapore	155,000	8,197,950
[a] Bottomline Technologies Inc.	United States	121,900	4,407,904
[a] Demandware Inc.	United States	32,300	2,071,076
[a] Electronic Arts Inc.	United States	107,200	2,459,168
[a] FleetCor Technologies Inc.	United States	48,800	5,717,896
[a] Global Eagle Entertainment Inc.	United States	112,200	1,668,414
Intersil Corp., A	United States	315,000	3,613,365
[a] JDS Uniphase Corp.	United States	343,300	4,456,034
[a] Lam Research Corp.	United States	108,500	5,907,825
[a] LinkedIn Corp., A	United States	34,200	7,415,586
Maxim Integrated Products Inc.	United States	130,400	3,639,464
National Instruments Corp.	United States	78,300	2,507,166
[a] NetSuite Inc.	United States	36,100	3,719,022
[a] Nortel Networks Corp.	Canada	4	—
[a] NXP Semiconductors NV	Netherlands	201,600	9,259,488
[a] Palo Alto Networks Inc.	United States	41,900	2,407,993
[a] Pandora Media Inc.	United States	121,500	3,231,900
[a] Red Hat Inc.	United States	60,800	3,407,232
[a] Semtech Corp.	United States	102,500	2,591,200
[a] ServiceNow Inc.	United States	94,200	5,276,142
[a] Silicon Laboratories Inc.	United States	103,000	4,460,930
[a] Stratasys Ltd.	United States	20,104	2,708,009
[a] Trimble Navigation Ltd.	United States	285,300	9,899,910
[a,b] Twitter Inc.	United States	32,800	2,087,720
[a] ViaSat Inc.	United States	72,500	4,542,125
[a] Workday Inc.	United States	21,200	1,762,992
Xilinx Inc.	United States	120,700	5,542,544
[a] Yelp Inc.	United States	33,400	2,302,930

			133,973,724

Materials 2.1%
Airgas Inc.	United States	55,900	6,252,415
Cytec Industries Inc.	United States	57,200	5,328,752
H.B. Fuller Co.	United States	85,713	4,460,505

			16,041,672

Telecommunication Services 1.2%
[a] SBA Communications Corp.	United States	100,200	9,001,968

FSC-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Utilities 0.8%
[a] Calpine Corp.	United States	333,700	$6,510,487

Total Common Stocks (Cost $447,472,979)			768,974,451

Short Term Investments 2.1%
Money Market Funds (Cost $9,817,245) 1.3%
[a,c] Institutional Fiduciary Trust Money Market Portfolio	United States	9,817,245	9,817,245

[d]Investments from Cash Collateral Received for Loaned Securities (Cost $6,112,575) 0.8%
Money Market Funds 0.8%
[e] BNY Mellon Overnight Government Fund, 0.017%	United States	6,112,575	6,112,575

Total Investments (Cost $463,402,799) 100.9%			784,904,271
Other Assets, less Liabilities (0.9)%			(6,945,787)

Net Assets 100.0%			$777,958,484

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2013. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$453,585,554
Cost - Sweep Money Fund (Note 7)	9,817,245

Total cost of investments	$463,402,799

Value - Unaffiliated issuers	$775,087,026
Value - Sweep Money Fund (Note 7)	9,817,245

Total value of investments (includes securities loaned in the amount of $6,115,761)	784,904,271
Receivables:
Investment securities sold	1,000,636
Capital shares sold	117,783
Dividends and interest	288,194
Other assets	75

Total assets	786,310,959

Liabilities:
Payables:
Investment securities purchased	103,498
Capital shares redeemed	1,147,510
Management fees	494,488
Distribution fees	280,575
Payable upon return of securities loaned	6,112,575
Accrued expenses and other liabilities	213,829

Total liabilities	8,352,475

Net assets, at value	$777,958,484

Net assets consist of:
Paid-in capital	$314,807,747
Undistributed net investment income	2,662
Net unrealized appreciation (depreciation)	321,501,472
Accumulated net realized gain (loss)	141,646,603

Net assets, at value	$777,958,484

Class 1:
Net assets, at value	$98,019,912

Shares outstanding	3,453,316

Net asset value and maximum offering price per share	$28.38

Class 2:
Net assets, at value	$660,806,191

Shares outstanding	24,330,254

Net asset value and maximum offering price per share	$27.16

Class 4:
Net assets, at value	$19,132,381

Shares outstanding	690,212

Net asset value and maximum offering price per share	$27.72

The accompanying notes are an integral part of these financial statements.

FSC-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends	$3,282,357
Income from securities loaned	76,531

Total investment income	3,358,888

Expenses:
Management fees (Note 3a)	5,130,037
Administrative fees (Note 3b)	656,155
Distribution fees: (Note 3c)
Class 2	1,639,537
Class 4	52,187
Unaffiliated transfer agent fees	981
Custodian fees (Note 4)	6,906
Reports to shareholders	175,194
Professional fees	46,946
Trustees’ fees and expenses	3,030
Other	20,848

Total expenses	7,731,821
Expense reductions (Note 4)	(14)

Net expenses	7,731,807

Net investment income (loss)	(4,372,919)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	148,347,375
Foreign currency transactions	13,360

Net realized gain (loss)	148,360,735

Net change in unrealized appreciation (depreciation) on investments	103,931,403

Net realized and unrealized gain (loss)	252,292,138

Net increase (decrease) in net assets resulting from operations	$247,919,219

The accompanying notes are an integral part of these financial statements.

FSC-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,372,919)	$(2,100,633)
Net realized gain (loss) from investments and foreign currency transactions	148,360,735	45,009,702
Net change in unrealized appreciation (depreciation) on investments	103,931,403	40,911,343

Net increase (decrease) in net assets resulting from operations	247,919,219	83,820,412

Distributions to shareholders from:
Net realized gains:
Class 1	(5,305,025)	(5,398,642)
Class 2	(39,304,696)	(51,973,132)
Class 4	(836,392)	(1,174,175)

Total distributions to shareholders	(45,446,113)	(58,545,949)

Capital share transactions: (Note 2)
Class 1	(739,844)	(3,317,419)
Class 2	(185,107,692)	(69,375,316)
Class 4	3,163,185	(546,347)

Total capital share transactions	(182,684,351)	(73,239,082)

Net increase (decrease) in net assets	19,788,755	(47,964,619)
Net assets:
Beginning of year	758,169,729	806,134,348

End of year	$777,958,484	$758,169,729

Undistributed net investment income included in net assets:
End of year	$2,662	$825

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Small-Mid Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 45.10% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	208,707	$5,257,737	113,036	$2,509,688
Shares issued in reinvestment of distributions	224,030	5,305,025	261,943	5,398,642
Shares redeemed	(452,875)	(11,302,606)	(505,605)	(11,225,749)

Net increase (decrease)	(20,138)	$(739,844)	(130,626)	$(3,317,419)

Class 2 Shares:
Shares sold	1,537,143	$36,852,173	2,025,093	$43,908,851
Shares issued in reinvestment of distributions	1,732,248	39,304,696	2,618,294	51,973,132
Shares redeemed	(10,791,872)	(261,264,561)	(7,781,173)	(165,257,299)

Net increase (decrease)	(7,522,481)	$(185,107,692)	(3,137,786)	$(69,375,316)

Class 4 Shares:
Shares sold	272,840	$6,706,822	217,367	$4,998,926
Shares issued on reinvestment of distributions	36,098	836,392	57,955	1,174,175
Shares redeemed	(177,757)	(4,380,029)	(322,353)	(6,719,448)

Net increase (decrease)	131,181	$3,163,185	(47,031)	$(546,347)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from long term capital gain:	$45,446,113	$58,545,949

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

5. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$463,856,844

Unrealized appreciation	$325,491,570
Unrealized depreciation	$(4,444,143)

Net unrealized appreciation (depreciation)	$321,047,427

Undistributed ordinary income	$16,710,176
Undistributed long term capital gains	125,393,135

Distributable earnings	$142,103,311

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $317,073,888 and $548,237,796, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$768,974,451	$—	$—	$768,974,451
Short Term Investments	9,817,245	6,112,575	—	15,929,820

Total Investments in Securities	$778,791,696	$6,112,575	$—	$784,904,271

aFor detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin Small-Mid Cap Growth Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

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Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Small-Mid Cap Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $45,446,113 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

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FRANKLIN STRATEGIC INCOME SECURITIES FUND

We are pleased to bring you Franklin Strategic Income Securities Fund’s annual report for the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+3.32%	+10.76%	+6.57%

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Barclays U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSI-1

Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Index, had a -2.02% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, posted a +1.70% return.2

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the 12-month period ended December 31, 2013, especially in the second half, driven by consumer spending and rising inventories. In addition, business investment, net exports, and state and local government spending picked up in the second quarter, somewhat offsetting the impact of federal budget cuts. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded for most of the period under review, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.3 Inflation remained well below the Federal Reserve Board’s (Fed’s) 2.0% target.

At the start of 2013, the Fed expanded its asset purchase program to $85 billion per month from $40 billion of mortgage-backed securities. Fed Chairman Ben Bernanke indicated in May that the Fed might reduce monthly asset purchases, triggering a bond market sell-off that raised long-term U.S. Treasury yields to a two-year high. In September and October, long-term yields retreated after the Fed reassured investors it would maintain its current pace of purchases as it awaited more evidence of a sustainable economic expansion. In December, the Fed announced it would reduce its bond purchases $10 billion a month beginning in January 2014 while keeping interest rates low. After the announcement, yields on U.S. Treasuries remained largely stable.

1. Source: © 2014 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FSI-2

Although the Fed’s asset purchase program continued to put downward pressure on long-term interest rates, investor concerns about the eventual reduction of asset purchases pushed the 10-year U.S. Treasury note yield to 3.04% at period-end from 1.78% on December 31, 2012.

Outside of the U.S., economic recovery was mixed during the year under review. The recovery in emerging markets moderated after many economies had previously returned to and exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the eurozone and Japan continued to be slow by the standards of previous recoveries. Improving sentiment, relatively strong fundamentals continued provision of global liquidity supported assets perceived risky and equity markets performed well.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

Global economic and political headlines affected fixed income markets in 2013. In the U.S., the Fed chairman’s comments regarding the potential tapering of the Fed’s quantitative easing program led to financial market volatility. Consequently, U.S. longer term interest rates rose and the 10-year Treasury note yield climbed. Investors turned their attention toward the U.S. budget and debt ceiling during the second half of the year. Although decisions on these issues were essentially delayed until early 2014, uncertainty contributed to market volatility. The stock market largely shrugged off these concerns amid earnings growth and

FSI-3

stocks’ lesser rate sensitivity, and U.S. stocks, as measured by the Standard & Poor’s® 500 Index, gained 32.39% during the period.4

The Fund’s overweighted exposure to noninvestment-grade corporate credit sectors positively impacted performance compared to the longer duration and more interest rate-sensitive Barclays U.S. Aggregate Index. Compared to the Lipper peer average, the Fund’s overweighted floating rate loan market allocation bolstered relative Fund returns.

Healthy balance sheet liquidity, issuers’ easy access to public debt markets for capital, rising equity markets and generally increasing corporate earnings supported corporate credit sectors. In this environment, high yield and leveraged corporate loan sector default rates remained below their long-term averages. However, continued shareholder-friendly activity, including dividend increases, share repurchases, and merger and acquisition activity as the global economic recovery sustained its momentum, could lead to higher default rates over time. Overall, spread sector valuations relative to fundamental credit trends still appeared attractive to us, and the Fund maintained significant weightings in the high yield, investment-grade and leveraged loan credit sectors. Given leveraged loans’ outperformance during mid-2013 as U.S. interest rates rose, the Fund reduced its loan exposure and added exposure to high yield corporate bonds.

Concerns regarding a potential slowdown in China’s economic growth and investment demand resulted in mixed performance for non-U.S. bonds held in underlying currencies. The rise in U.S. interest rates strengthened the U.S. dollar, weighing on certain Fund non-dollar holdings. Investor redemptions from certain dedicated emerging market debt funds also pressured hard currency- and local currency-denominated emerging market bonds. In particular, certain Asian currency positions, such as the Indian rupee and Indonesian rupiah, fell in value against the U.S. dollar, as did Latin American positions based in the Brazilian real and Chilean peso. In contrast, weakness in the Japanese yen, which was exacerbated by the country’s major quantitative easing program, positively contributed to Fund performance. (The Fund held a short position in the yen, achieved through currency forward contracts.) Although we found opportunities in select foreign currencies and yield curves, the Fund reduced its foreign non-dollar global bond exposure during the period. For U.S. dollar-denominated emerging market sovereign bonds, the rise in U.S. interest rates weighed on bond prices. However, the Fund maintained a fairly modest sector position.

4. Please see Index descriptions following the Fund summaries.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain high yield securities or segments of the high yield bond market and/or to hedge against credit risk.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

FSI-4

With the rise in intermediate and longer term interest rates, the more rate-sensitive U.S. fixed income sectors such as Treasuries, agencies and mortgage-backed securities had negative total returns during the period. Considering historically low U.S. interest rates, the Fund held an underweighted exposure to these sectors as we preferred higher income opportunities in the corporate and global bond markets. In the municipal bond market, the U.S. interest rate rise and negative headlines regarding Detroit and Puerto Rico contributed to investor outflows from dedicated municipal bond funds, pressuring bond prices. As valuations cheapened relative to other investment-grade bond sectors, the Fund added to its municipal bond exposure.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 2

FSI-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,035.40	$4.41
Hypothetical (5% return before expenses)	$1,000	$1,020.87	$4.38

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.86%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.17	$12.55	$12.99	$12.28	$10.58

Income from investment operations[a]:
Net investment income[b]	0.59	0.65	0.69	0.72	0.70
Net realized and unrealized gains (losses)	(0.15)	0.92	(0.32)	0.61	1.95

Total from investment operations	0.44	1.57	0.37	1.33	2.65

Less distributions from:
Net investment income and net of foreign currency gains	(0.80)	(0.93)	(0.81)	(0.62)	(0.95)
Net realized gains	(0.17)	(0.02)	—	—	—

Total distributions	(0.97)	(0.95)	(0.81)	(0.62)	(0.95)

Net asset value, end of year	$12.64	$13.17	$12.55	$12.99	$12.28

Total return[c]	3.52%	13.12%	2.78%	11.21%	26.11%
Ratios to average net assets
Expenses	0.60% [d]	0.58%	0.60% [d]	0.59% [d]	0.58% [d]
Net investment income	4.58%	5.04%	5.36%	5.71%	6.13%

Supplemental data
Net assets, end of year (000’s)	$705,493	$1,019,537	$1,043,690	$1,195,149	$1,173,313
Portfolio turnover rate	48.06%	49.98%	55.65%	56.46%	56.19%
Portfolio turnover rate excluding mortgage dollar rolls[e]	47.01%	48.75%	55.65%	56.46%	56.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.84	$12.27	$12.72	$12.05	$10.41

Income from investment operations[a]:
Net investment income[b]	0.54	0.60	0.64	0.68	0.66
Net realized and unrealized gains (losses)	(0.13)	0.89	(0.30)	0.59	1.91

Total from investment operations	0.41	1.49	0.34	1.27	2.57

Less distributions from:
Net investment income and net of foreign currency gains	(0.78)	(0.90)	(0.79)	(0.60)	(0.93)
Net realized gains	(0.17)	(0.02)	—	—	—

Total distributions	(0.95)	(0.92)	(0.79)	(0.60)	(0.93)

Net asset value, end of year	$12.30	$12.84	$12.27	$12.72	$12.05

Total return[c]	3.32%	12.75%	2.57%	10.91%	25.75%
Ratios to average net assets
Expenses	0.85% [d]	0.83%	0.85% [d]	0.84% [d]	0.83% [d]
Net investment income	4.33%	4.79%	5.11%	5.46%	5.88%

Supplemental data
Net assets, end of year (000’s)	$175,307	$158,451	$123,749	$101,347	$68,240
Portfolio turnover rate	48.06%	49.98%	55.65%	56.46%	56.19%
Portfolio turnover rate excluding mortgage dollar rolls[e]	47.01%	48.75%	55.65%	56.46%	56.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.04	$12.44	$12.88	$12.20	$10.54

Income from investment operations[a]:
Net investment income[b]	0.54	0.60	0.64	0.67	0.66
Net realized and unrealized gains (losses)	(0.14)	0.91	(0.31)	0.60	1.94

Total from investment operations	0.40	1.51	0.33	1.27	2.60

Less distributions from:
Net investment income and net of foreign currency gains	(0.76)	(0.89)	(0.77)	(0.59)	(0.94)
Net realized gains	(0.17)	(0.02)	—	—	—

Total distributions	(0.93)	(0.91)	(0.77)	(0.59)	(0.94)

Net asset value, end of year	$12.51	$13.04	$12.44	$12.88	$12.20

Total return[c]	3.17%	12.67%	2.46%	10.88%	25.52%
Ratios to average net assets
Expenses	0.95% [d]	0.93%	0.95% [d]	0.94% [d]	0.93% [d]
Net investment income	4.23%	4.69%	5.01%	5.36%	5.78%

Supplemental data
Net assets, end of year (000’s)	$134,970	$196,479	$188,786	$188,178	$162,074
Portfolio turnover rate	48.06%	49.98%	55.65%	56.46%	56.19%
Portfolio turnover rate excluding mortgage dollar rolls[e]	47.01%	48.75%	55.65%	56.46%	56.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Strategic Income Securities Fund	Country	Shares		Value
Common Stocks and Other Equity Interests 0.3%
Consumer Services 0.2%
[a,b,c] Turtle Bay Resort	United States	1,901,449		$1,749,333

Energy 0.0%†
[a] Bennu Oil & Gas LLC, A	United States	1,439		92,096
[a] Bennu Oil & Gas LLC, B	United States	225		—

				92,096

Materials 0.1%
[a,c] NewPage Holdings Inc.	United States	10,000		900,000

Transportation 0.0%†
[a] CEVA Holdings LLC	United Kingdom	224		213,066

Total Common Stocks and Other Equity Interests (Cost $4,785,349)				2,954,495

Convertible Preferred Stocks 0.0%†
Transportation 0.0%†
[a] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		7,800
[a] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486		461,234

Total Convertible Preferred Stocks (Cost $731,856)				469,034

Preferred Stocks (Cost $625,000) 0.1%
Diversified Financials 0.1%
GMAC Capital Trust I, 8.125%, pfd.	United States	25,000		668,500

		Principal Amount*
Corporate Bonds 39.7%
Automobiles & Components 0.9%
[d] Avis Budget Finance PLC, senior note, 144A, 6.00%, 3/01/21	United States	1,400,000	EUR	2,056,888
Ford Motor Credit Co. LLC, senior note,
5.00%, 5/15/18	United States	1,000,000		1,114,501
8.125%, 1/15/20	United States	1,200,000		1,500,871
[d] General Motors Co., senior bond, 144A, 4.875%, 10/02/23	United States	2,400,000		2,442,000
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	2,200,000		2,343,000

				9,457,260

Banks 1.6%
[d] Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil	3,500,000		3,377,500
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	1,600,000		1,708,000
5.00%, 8/15/22	United States	2,500,000		2,447,907
HSBC USA Inc., sub. note, 5.00%, 9/27/20	United States	2,500,000		2,673,350
Regions Bank, sub. note, 7.50%, 5/15/18	United States	1,000,000		1,185,786
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000		1,025,625
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	2,300,000	EUR	3,598,652

				16,016,820

Capital Goods 1.2%
[d] Abengoa Finance SAU, senior note, 144A,
8.875%, 11/01/17	Spain	2,500,000		2,700,000
7.75%, 2/01/20	Spain	200,000		208,250
[d] KM Germany Holdings GmbH, secured note, 144A, 8.75%, 12/15/20	Germany	1,500,000	EUR	2,314,709
[d] Loxam SAS, senior sub. note, 144A, 7.375%, 1/24/20	France	1,000,000	EUR	1,473,504
Meritor Inc., senior note, 10.625%, 3/15/18	United States	2,500,000		2,668,750

FSI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Capital Goods (continued)
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,500,000		$1,560,000
Terex Corp., senior note, 6.00%, 5/15/21	United States	1,000,000		1,038,750

				11,963,963

Commercial & Professional Services 0.2%
[d] Algeco Scotsman Global Finance PLC, senior secured note, first lien, 144A,
8.50%, 10/15/18	United Kingdom	1,700,000		1,829,625

Consumer Durables & Apparel 0.7%
KB Home, senior note, 7.00%, 12/15/21	United States	1,600,000		1,672,000
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	1,800,000		1,957,500
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	1,000,000		1,112,500
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,000,000		1,010,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,600,000		1,560,000

				7,312,000

Consumer Services 1.0%
Caesars Entertainment Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	3,500,000		3,570,000
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	988,000		1,099,150
[d,e] Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	2,500,000		250
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	3,000,000		3,232,500
6.75%, 10/01/20	United States	200,000		214,500
6.625%, 12/15/21	United States	500,000		529,375
[d] Paris Las Vegas Holding LLC, senior secured note, first lien, 144A, 8.00%, 10/01/20	United States	500,000		522,500
[d] PNK Finance Corp., senior note, 144A, 6.375%, 8/01/21	United States	700,000		719,250

				9,887,525

Diversified Financials 4.2%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	3,000,000		3,506,250
Bank of America Corp.,
[f] pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	3,000,000		3,371,859
senior note, 5.65%, 5/01/18	United States	1,500,000		1,708,296
Citigroup Inc.,
senior note, 5.375%, 8/09/20	United States	1,500,000		1,706,892
sub. bond, 5.50%, 9/13/25	United States	1,500,000		1,580,471
sub. note, 4.05%, 7/30/22	United States	300,000		296,752
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	4,000,000		3,625,200
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	1,400,000		1,510,250
General Electric Capital Corp., senior note, A, 8.50%, 4/06/18	United States	29,000,000	MXN	2,484,447
sub. note, 5.30%, 2/11/21	United States	500,000		559,460
[d] General Motors Financial Co. Inc., senior note, 144A, 3.25%, 5/15/18	United States	900,000		902,250
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	900,000		1,066,500
The Goldman Sachs Group Inc., senior note, 2.375%, 1/22/18	United States	2,500,000		2,510,800
JPMorgan Chase & Co.,
[f] junior sub. bond, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,441,875
senior note, 4.25%, 10/15/20	United States	2,500,000		2,650,790
sub. note, 3.375%, 5/01/23	United States	1,000,000		932,327
[d] KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	2,500,000		2,808,070
Morgan Stanley, senior note,
6.00%, 4/28/15	United States	1,000,000		1,065,376
5.50%, 7/24/20	United States	1,500,000		1,678,018

FSI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Diversified Financials (continued)
[d] Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	600,000	$633,000
5.875%, 3/15/22	United States	1,400,000	1,449,000
[d] Nuveen Investments Inc., senior note, 144A,
9.125%, 10/15/17	United States	200,000	201,000
9.50%, 10/15/20	United States	1,800,000	1,813,500
SLM Corp., senior note,
8.45%, 6/15/18	United States	1,800,000	2,103,750
5.50%, 1/15/19	United States	1,400,000	1,453,708

			43,059,841

Energy 8.7%
Access Midstream Partner LP/ACMP Finance Corp., senior note,
5.875%, 4/15/21	United States	1,500,000	1,605,000
6.125%, 7/15/22	United States	600,000	645,000
[d] Antero Resources Corp., senior note, 144A, 5.375%, 11/01/21	United States	700,000	707,438
BreitBurn Energy Partners LP/Finance Corp., senior bond, 7.875%, 4/15/22	United States	900,000	940,500
CGG, senior note,
7.75%, 5/15/17	France	500,000	516,250
6.50%, 6/01/21	France	2,000,000	2,060,000
CHC Helicopter SA, senior note, 9.375%, 6/01/21	Canada	400,000	412,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	2,500,000	2,696,875
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,000,000	2,245,000
6.125%, 2/15/21	United States	1,500,000	1,616,250
5.75%, 3/15/23	United States	1,000,000	1,035,000
[d] Clayton Williams Energy Inc., senior note, 144A, 7.75%, 4/01/19	United States	1,500,000	1,548,750
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	500,000	528,750
8.25%, 4/01/20	United States	1,500,000	1,631,250
6.375%, 3/01/21	United States	200,000	207,500
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	1,500,000	1,578,750
El Paso Corp., senior bond, 6.50%, 9/15/20	United States	1,500,000	1,614,186
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	4,000,000	4,510,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,000,000	1,053,097
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	2,500,000	2,793,750
Enterprise Products Operating LLC, junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	1,500,000	1,658,965
[d] Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	2,500,000	2,618,750
[d,g] Gaz Capital SA (OJSC Gazprom), loan participation,
senior bond, 144A, 6.51%, 3/07/22	Russia	500,000	539,375
senior note, 144A, 5.092%, 11/29/15	Russia	3,000,000	3,194,325
senior note, 144A, 3.85%, 2/06/20	Russia	1,000,000	968,505
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	200,000	209,500
8.875%, 5/15/21	United States	2,000,000	2,030,000
[d] 144A, 9.25%, 2/15/22	United States	800,000	818,000
[d] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,000,000	2,200,654
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	2,500,000	2,712,500
7.75%, 2/01/21	United States	1,500,000	1,593,750
[d] LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	3,500,000	3,297,087

FSI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
8.875%, 4/01/18	United States	1,254,000		$1,329,240
7.25%, 2/15/21	United States	600,000		615,000
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,500,000		1,575,000
[d] Oasis Petroleum Inc., senior note, 144A, 6.875%, 3/15/22	United States	1,300,000		1,384,500
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	700,000		717,500
senior secured note, first lien, 7.50%, 11/01/19	United States	2,000,000		2,175,000
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	2,400,000		2,616,000
Peabody Energy Corp., senior note,
6.00%, 11/15/18	United States	700,000		749,000
6.50%, 9/15/20	United States	2,500,000		2,643,750
6.25%, 11/15/21	United States	1,500,000		1,522,500
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,500,000		1,620,000
Penn Virginia Resource Partners LP/Finance Corp. II, senior note,
8.375%, 6/01/20	United States	1,426,000		1,579,295
[d] 144A, 6.50%, 5/15/21	United States	400,000		416,000
Plains Exploration & Production Co., senior note,
6.125%, 6/15/19	United States	600,000		656,419
6.875%, 2/15/23	United States	1,000,000		1,120,000
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	2,000,000		2,080,000
Quicksilver Resources Inc.,
[d,h] secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	1,800,000		1,773,000
senior note, 9.125%, 8/15/19	United States	500,000		510,000
[d] Sabine Pass Liquefaction LLC,
secured note, 144A, 5.625%, 2/01/21	United States	3,000,000		2,947,500
senior secured note, 144A, 5.625%, 4/15/23	United States	900,000		846,000
[d] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	2,500,000		2,737,500
[d] Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	1,700,000		1,746,750
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,800,000		2,975,000

				88,121,711

Food & Staples Retailing 0.6%
[d] Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	2,500,000		2,336,675
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	1,300,000		1,469,000
Safeway Inc., senior bond, 3.95%, 8/15/20	United States	2,500,000		2,499,727

				6,305,402

Food, Beverage & Tobacco 1.2%
[d] Boparan Finance PLC, senior note, 144A, 9.75%, 4/30/18	United Kingdom	1,500,000	EUR	2,264,417
Constellation Brands Inc., senior note, 4.25%, 5/01/23	United States	1,000,000		935,000
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	2,500,000		2,603,125
[d] JBS USA LLC/Finance Inc., senior note, 144A,
8.25%, 2/01/20	United States	2,400,000		2,616,000
7.25%, 6/01/21	United States	300,000		313,500
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	2,500,000		2,437,270
[d] Post Holdings Inc., senior note, 144A, 6.75%, 12/01/21	United States	400,000		415,000
[d] Sun Merger Sub Inc., senior note, 144A, 5.875%, 8/01/21	United States	600,000		618,375

				12,202,687

Health Care Equipment & Services 1.5%
Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	800,000		822,000
[d] Cegedim SA, senior note, 144A, 6.75%, 4/01/20	France	1,400,000	EUR	1,997,914

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,500,000		$1,635,000
senior secured note, 5.125%, 8/15/18	United States	1,100,000		1,138,500
DaVita HealthCare Partners Inc., senior note, 5.75%, 8/15/22	United States	1,500,000		1,526,250
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	2,000,000		2,200,000
senior note, 5.875%, 5/01/23	United States	1,500,000		1,485,000
senior secured note, 5.875%, 3/15/22	United States	1,400,000		1,449,000
Hologic Inc., senior note, 6.25%, 8/01/20	United States	900,000		954,000
Tenet Healthcare Corp., senior note, 8.125%, 4/01/22	United States	1,700,000		1,836,000

				15,043,664

Insurance 0.5%
MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	2,500,000		2,581,250
[d] Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN
thereafter, 3/15/72	Japan	2,500,000		2,839,275

				5,420,525

Materials 4.6%
ArcelorMittal, senior note,
6.00%, 3/01/21	Luxembourg	3,500,000		3,708,967
6.75%, 2/25/22	Luxembourg	1,000,000		1,090,630
[d] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	900,000		987,750
[d] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
secured note, 144A, 4.875%, 11/15/22	Luxembourg	200,000		198,875
senior note, 144A, 7.00%, 11/15/20	Luxembourg	600,000		606,000
senior secured note, first lien, 144A, 7.375%, 10/15/17	Luxembourg	600,000		645,750
Ashland Inc., senior note, 4.75%, 8/15/22	United States	700,000		668,500
[d] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,500,000		1,389,787
[d] Cemex SAB de CV,
secured note, 144A, 5.875%, 3/25/19	Mexico	1,000,000		1,005,000
senior secured note, 144A, 9.00%, 1/11/18	Mexico	3,000,000		3,311,250
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	800,000		806,000
[d] Faenza GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	900,000	EUR	1,340,855
[d] FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.00%, 4/01/17	Australia	500,000		531,550
6.875%, 2/01/18	Australia	2,500,000		2,637,500
8.25%, 11/01/19	Australia	1,000,000		1,126,250
[d] Glencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	United States	1,000,000		934,834
[d] Ineos Finance PLC, senior secured note, 144A,
8.375%, 2/15/19	Switzerland	200,000		223,250
7.50%, 5/01/20	Switzerland	300,000		328,688
[d] Ineos Group Holdings SA, secured note,
second lien, 144A, 7.875%, 2/15/16	Switzerland	1,010,485	EUR	1,402,967
senior note, 144A, 6.125%, 8/15/18	Switzerland	700,000		707,875
senior note, 144A, 6.50%, 8/15/18	Switzerland	700,000	EUR	989,497
[d] Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	3,000,000		3,270,000
[d] Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	1,000,000	EUR	1,465,217
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	1,000,000		1,069,375
8.75%, 12/15/20	Canada	1,600,000		1,788,000
[d] Orion Engineered Carbons Bondco GmbH, senior secured bond, 144A, 10.00%, 6/15/18	Germany	2,250,000	EUR	3,435,311
[d,i] Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	200,000		210,000

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Materials (continued)
Reynolds Group Issuer Inc./LLC/SA, first lien, 5.75%, 10/15/20	United States	900,000		$922,500
senior note, 8.50%, 5/15/18	United States	1,500,000		1,590,000
senior note, 8.25%, 2/15/21	United States	1,000,000		1,072,500
senior secured note, 7.125%, 4/15/19	United States	1,000,000		1,070,000
[d] Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	1,000,000		1,127,500
8.375%, 9/15/21	United States	800,000		912,000
[d] U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21	United States	1,000,000	EUR	1,444,275
[d] Xstrata Finance Canada Ltd., senior note, 144A, 4.95%, 11/15/21	Canada	2,500,000		2,533,065

				46,551,518

Media 3.2%
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	United States	1,400,000		1,314,250
Clear Channel Communications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	4,500,000		4,567,500
Clear Channel Worldwide Holdings Inc., senior note, 6.50%, 11/15/22	United States	1,000,000		1,026,250
senior sub. note, 7.625%, 3/15/20	United States	200,000		209,000
senior sub. note, 7.625%, 3/15/20	United States	1,000,000		1,056,250
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	1,500,000		1,723,125
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	3,000,000		3,247,500
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	3,500,000		3,885,000
6.75%, 6/01/21	United States	500,000		532,500
5.875%, 7/15/22	United States	500,000		502,500
[d] Gannett Co. Inc.,
senior bond, 144A, 6.375%, 10/15/23	United States	1,600,000		1,660,000
senior note, 144A, 5.125%, 7/15/20	United States	700,000		712,250
[i] Radio One Inc., senior sub. note, PIK, 12.50%, 5/24/16	United States	1,200,000		1,206,000
Time Warner Inc., 7.625%, 4/15/31	United States	1,500,000		1,898,659
[d] Unitymedia Hessen GmbH & Co.KG/Unitymedia NRW GmbH, senior secured note, 144A,
5.625%, 4/15/23	Germany	800,000	EUR	1,125,159
[d] Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	United States	500,000		550,000
senior secured note, 144A, 7.875%, 11/01/20	United States	2,500,000		2,759,375
[d] UPC Holding BV, senior note, 144A, 6.375%, 9/15/22	Netherlands	500,000	EUR	701,935
[d] UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	2,000,000	EUR	2,951,823
[d] UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	500,000		532,188

				32,161,264

Pharmaceuticals, Biotechnology & Life Sciences 1.4%
[d] Capsugel FinanceCo SCA, senior note, 144A, 9.875%, 8/01/19	United States	2,000,000	EUR	3,084,559
Gilead Sciences Inc., senior note,
4.50%, 4/01/21	United States	500,000		532,673
4.40%, 12/01/21	United States	1,000,000		1,068,260
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	1,500,000		1,601,250
[d] inVentiv Health Inc., senior secured note, 144A, 9.00%, 1/15/18	United States	600,000		630,000
[d,i] Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	1,900,000		2,018,750
[d] Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	1,200,000		1,323,000
[d] VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	2,400,000		2,541,000
Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	2,000,000		1,871,990

				14,671,482

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Retailing 0.6%
[d] Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	2,400,000	EUR	$3,390,959
[d] New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	1,300,000	GBP	2,280,033

				5,670,992

Semiconductors & Semiconductor Equipment 0.4%
Freescale Semiconductor Inc.,
[d] secured note, 144A, 5.00%, 5/15/21	United States	500,000		487,500
senior note, 8.05%, 2/01/20	United States	1,600,000		1,728,000
senior note, 10.75%, 8/01/20	United States	1,382,000		1,575,480

				3,790,980

Software & Services 1.0%
[d] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	1,200,000		1,242,000
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	2,500,000		2,456,250
First Data Corp., senior bond, 12.625%, 1/15/21	United States	300,000		353,625
[d] senior secured bond, 144A, 8.25%, 1/15/21	United States	4,500,000		4,809,375
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,100,000		1,149,500

				10,010,750

Technology Hardware & Equipment 0.6%
[d] Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	United States	2,000,000		2,085,000
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	2,000,000		2,220,000
[d,i] CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	200,000		209,000
[d] CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	1,834,000		2,019,692

				6,533,692

Telecommunication Services 4.2%
[d] Altice Financing SA, senior secured note, 144A, 6.50%, 1/15/22	Luxembourg	800,000	EUR	1,111,404
CC Holdings GS V LLC/Crown Castle GS III Corp., senior secured bond, 3.849%, 4/15/23	United States	1,000,000		936,423
CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	200,000		203,500
senior note, 6.00%, 4/01/17	United States	1,500,000		1,661,250
senior note, 6.45%, 6/15/21	United States	1,000,000		1,045,000
Crown Castle International Corp., senior bond, 5.25%, 1/15/23	United States	500,000		492,500
[d] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	2,000,000		2,081,250
[d] Digicel Ltd., senior note, 144A,
8.25%, 9/01/17	Bermuda	300,000		313,500
6.00%, 4/15/21	Bermuda	800,000		775,592
[d] eAccess Ltd., senior note, 144A,
8.25%, 4/01/18	Japan	1,400,000		1,535,625
8.375%, 4/01/18	Japan	600,000	EUR	918,662
Frontier Communications Corp., senior bond, 7.625%, 4/15/24	United States	600,000		601,500
senior note, 8.50%, 4/15/20	United States	2,000,000		2,250,000
senior note, 8.75%, 4/15/22	United States	1,000,000		1,115,000
senior note, 7.875%, 1/15/27	United States	400,000		386,000
Intelsat Jackson Holdings SA, senior bond, 6.625%, 12/15/22	Luxembourg	1,600,000		1,650,000
senior note, 7.25%, 10/15/20	Luxembourg	2,000,000		2,197,500
senior note, 7.50%, 4/01/21	Luxembourg	1,000,000		1,107,500
[d] Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	1,100,000		1,145,375
[d,i] Mobile Challenger Intermediate Group SA, secured note, 144A, PIK, 8.75%, 3/15/19	Switzerland	600,000	EUR	862,438

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
[d] Nokia Siemens Networks Finance BV, senior note, 144A, 7.125%, 4/15/20	Netherlands	1,000,000	EUR	$1,571,509
[d] Sprint Corp., senior note, 144A, 7.875%, 9/15/23	United States	500,000		538,750
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	2,500,000		2,906,250
6.00%, 11/15/22	United States	500,000		490,000
[d] 144A, 9.00%, 11/15/18	United States	1,500,000		1,811,250
[d] 144A, 7.00%, 3/01/20	United States	800,000		896,000
T-Mobile USA Inc., senior bond, 6.50%, 1/15/24	United States	300,000		304,500
senior note, 6.542%, 4/28/20	United States	1,400,000		1,496,250
senior note, 6.125%, 1/15/22	United States	200,000		204,000
Telefonica Emisiones SAU, senior note,
5.462%, 2/16/21	Spain	800,000		852,268
4.57%, 4/27/23	Spain	2,000,000		1,983,440
Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	3,000,000		3,222,180
[d] Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	3,000,000		3,195,000
[d,i] Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	765,332	EUR	1,051,150

				42,912,566

Transportation 0.4%
[d] CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	1,700,000		1,419,500
HDTFS Inc., 6.25%, 10/15/22	United States	1,500,000		1,556,250
Hertz Corp., senior note, 6.75%, 4/15/19	United States	1,500,000		1,623,750

				4,599,500

Utilities 1.0%
[d] Calpine Corp.,
senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	600,000		589,500
senior secured note, 144A, 7.875%, 7/31/20	United States	454,000		499,400
senior secured note, 144A, 7.50%, 2/15/21	United States	1,492,000		1,635,605
senior secured, first lien, 144A, 6.00%, 1/15/22	United States	100,000		103,000
[d,f] EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	3,000,000		2,988,828
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,700,000		1,768,000
[d] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,
senior secured note, 144A, 11.50%, 10/01/20	United States	3,500,000		2,590,000

				10,174,333

Total Corporate Bonds (Cost $380,602,110)				403,698,100

[h,j]Senior Floating Rate Interests 11.9%
Automobiles & Components 0.4%
August LuxUK Holding Co., Lux Second Lien, 10.50%, 4/27/19	Luxembourg	1,246,997		1,281,290
August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%, 4/27/19	United States	408,309		419,537
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 10.50%, 1/29/18	United States	2,529,436		2,409,287

				4,110,114

Capital Goods 0.8%
[k] Air Distribution Technologies (Tomkins Air Distribution), Second Lien Initial Loan,
9.25%, 5/09/20	United States	1,119,131		1,142,912
[l] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	190,406		178,471
Quikrete Holdings Inc., First Lien Initial Loan, Inc., 4.00%, 9/26/20	United States	1,252,200		1,260,412
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	2,582,186		2,575,730
Terex Corp., Term Loan, 3.50%, 4/28/17	United States	1,697,356		1,714,329

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[h,j]Senior Floating Rate Interests (continued)
Capital Goods (continued)
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	493,406	$495,359
[k] Wesco Distribution Inc., Tranche B-1 Loan, 3.75%, 12/12/19	United States	1,328,614	1,333,596

			8,700,809

Commercial & Professional Services 0.5%
[k] Altegrity Inc., Tranche D Term Loan, 7.75%, 2/21/15	United States	2,354,336	2,349,432
ARAMARK Corp.,
Extended Synthetic L/C, 3.519%, 7/26/16	United States	143,344	143,657
Synthetic L/C-3, 3.519%, 7/26/16	United States	91,726	92,051
Term Loan B Extended, 3.747%, 7/26/16	United States	1,195,362	1,197,977
U.S. Term C Loan, 3.747%, 7/26/16	United States	113,094	113,494
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	1,517,199	1,521,467
Pacific Industrial Services US Finco LLC (Spotless), Second Lien Initial Term Loan, 8.75%, 4/02/19	United States	39,900	40,923

			5,459,001

Consumer Services 0.9%
Caesars Entertainment Operating Co. Inc., Term Loan B-4, 9.50%, 10/31/16	United States	857,996	866,398
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/25/20	United States	1,184,760	1,195,621
[k] PF Chang's China Bistro Inc., Term Loan B, 5.50%, 6/22/19	United States	377,245	378,659
[c,i] Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 3/01/15	United States	6,225,893	5,882,411
Weight Watchers International Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20	United States	1,081,711	968,582

			9,291,671

Diversified Financials 0.4%
Asurion LLC, Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	2,025,283	2,026,915
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan, 4.25%, 7/22/20	United States	246,607	249,257
[k] Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	2,361,891	2,379,014

			4,655,186

Energy 0.2%
[e,i,l] ATP Oil & Gas Corp.,
Additional NM Loans (DIP), PIK, 4.50%, 2/28/14	United States	1,746	—
New Money (DIP), PIK, 4.50%, 2/28/14	United States	12,370	—
Refinancing Loan (DIP), PIK, 4.50%, 2/28/14	United States	26,414	—
Bennu Oil & Gas LLC, Second Lien Loans, 10.25%, 11/01/18	United States	341,552	344,683
Bowie Resource Holdings LLC, 2nd Lien Initial Term Loan, 11.75%, 2/16/21	United States	285,714	280,000
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18	Luxembourg	1,069,341	1,082,262

			1,706,945

Food & Staples Retailing 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	United States	1,619,009	1,570,439

Food, Beverage & Tobacco 0.5%
[k] Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	4,825,677	4,845,047

Health Care Equipment & Services 1.0%
Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	660,000	670,725
Community Health Systems Inc., New Extended Term Loan, 3.737% - 3.747%, 1/25/17	United States	5,281,206	5,327,417
DaVita HealthCare Partners Inc.,
Tranche B Term Loan, 4.50%, 10/20/16	United States	2,633,171	2,655,800
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	1,124,235	1,133,369

			9,787,311

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[h,j]Senior Floating Rate Interests (continued)
Household & Personal Products 0.4%
[k] FGI Operating Co. LLC (Freedom Group), Term B Loans, 6.50%, 4/19/19	United States	2,512,031	$2,540,291
[k] Otter Products LLC, Loans, 5.25%, 4/29/19	United States	1,132,663	1,134,787

			3,675,078

Materials 2.7%
[k] American Rock Salt Co. LLC, Initial Loan, 4.75%, 4/25/17	United States	2,145,790	2,158,665
Arysta Lifescience SPC LLC,
Initial Term Loan, 4.50%, 5/29/20	United States	2,942,573	2,965,255
[k] Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	1,911,853	1,947,079
Axalta Coating Systems U.S. Holdings Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	2,925,830	2,950,617
[k] Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	717,457	731,358
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	United States	904,909	918,671
Ineos U.S. Finance LLC, Dollar Term Loan, 4.00%, 5/04/18	United States	1,548,391	1,555,285
[k] MacDermid Inc. LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	2,108,659	2,125,792
OCI Beaumont LLC, Term B-2 Loans, 6.25%, 8/20/19	United States	531,155	538,458
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	1,147,546	1,156,869
OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	765,404	778,799
Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	2,902,487	2,931,512
Road Infrastructure Investment LLC (Ennis Flint), Second Lien Term Loan, 10.25%, 9/30/18	United States	5,522,220	5,591,248
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	1,103,588	1,119,452

			27,469,060

Media 0.4%
[k] Cumulus Media Holdings Inc., Term Loans, 5.50%, 12/23/20	United States	351,900	354,979
Entravision Communications Corp., Tranche B Term Loans, 3.50%, 5/31/20	United States	1,013,307	1,002,858
NEP/NCP Holdco Inc., Second Lien Term Loan, 9.50%, 7/22/20	United States	299,222	308,198
Radio One Inc., Term Loan, 7.50%, 3/31/16	United States	252,127	258,982
UPC Financing Partnership, Facility AF, 4.00%, 1/31/21	Netherlands	736,600	741,511
WMG Acquisition Corp., Tranche B Term Loan, 3.75%, 7/01/20	United States	637,523	639,317
[k] Zuffa LLC, Initial Term Loan, 4.50%, 2/25/20	United States	383,740	387,455

			3,693,300

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Aptalis Pharma Inc. (Axcan), Term B Loans, 6.00%, 10/04/20	United States	914,109	931,249
Valeant Pharmaceuticals International Inc., Series E Tranche B Term Loan, 4.50%, 8/05/20	Canada	277,900	280,071

			1,211,320

Retailing 1.6%
BJ’s Wholesale Club Inc.,
2013 (Nov) Replacement Loans, 4.50%, 9/26/19	United States	4,281,652	4,313,383
Second Lien 2013 (Nov) Replacement Loans, 8.50%, 3/26/20	United States	1,198,229	1,225,788
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,508,932	2,523,421
Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	999,631	1,013,246
Hudson's Bay Co., Initial Term Loan, 4.75%, 11/04/20	Canada	791,072	804,641
[k] The Neiman Marcus Group Ltd. Inc., Term Loan, 5.00%, 10/25/20	United States	548,566	556,256
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	3,215,685	3,232,969
Sears Roebuck Acceptance Corp., Term Loan, 5.50%, 6/30/18	United States	2,638,659	2,657,507

			16,327,211

Software & Services 0.9%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	2,903,206	2,922,434
[k] MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	4,023,777	4,067,760
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	1,720,657	1,754,640

			8,744,834

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
[h,j]Senior Floating Rate Interests (continued)
Technology Hardware & Equipment 0.2%
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	1,757,014		$1,763,603

Telecommunication Services 0.5%
[k] Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	5,119,849		5,171,047

Transportation 0.3%
Delta Air Lines Inc., Second New Term Loan B, 3.50%, 4/20/17	United States	726,938		733,444
Global Tip Finance BV/Finance America LLC, Facility C Commitment, 6.50%, 10/16/20	United States	1,390,000		1,355,250
YRC Worldwide Inc., U.S. Tranche Term Loan, 10.50%, 3/21/15	United States	998,014		954,663

				3,043,357

Total Senior Floating Rate Interests (Cost $119,947,177)				121,225,333

		Shares
Escrow and Litigation Trust 0.0%
[a,l] Comfort Co. Inc., Escrow Account	United States	13,427		—
[a,c,l] NewPage Corp., Litigation Trust	United States	2,500,000		—

Total Escrow and Litigation Trust (Cost $—)				—

		Principal Amount*
Foreign Government and Agency Securities 18.7%
Government of Canada,
2.25%, 8/01/14	Canada	701,000	CAD	664,853
1.00%, 11/01/14	Canada	591,000	CAD	556,496
2.00%, 12/01/14	Canada	1,420,000	CAD	1,349,264
1.00%, 5/01/15	Canada	5,080,000	CAD	4,781,604
Government of Hungary,
5.50%, 2/12/16	Hungary	1,864,700,000	HUF	8,946,567
5.50%, 12/22/16	Hungary	46,690,000	HUF	224,817
6.50%, 6/24/19	Hungary	206,000,000	HUF	1,030,574
7.50%, 11/12/20	Hungary	313,570,000	HUF	1,639,098
5.375%, 2/21/23	Hungary	1,020,000		1,011,381
A, 6.75%, 11/24/17	Hungary	4,470,000	HUF	22,426
A, 5.50%, 12/20/18	Hungary	34,100,000	HUF	163,366
A, 7.00%, 6/24/22	Hungary	930,000	HUF	4,691
A, 6.00%, 11/24/23	Hungary	1,270,000	HUF	6,025
senior note, 6.25%, 1/29/20	Hungary	4,597,000		4,973,379
senior note, 6.375%, 3/29/21	Hungary	1,550,000		1,676,906
[d] Government of Iceland, 144A, 5.875%, 5/11/22	Iceland	3,480,000		3,575,700
Government of Indonesia,
FR26, 11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	152,256
FR34, 12.80%, 6/15/21	Indonesia	17,235,000,000	IDR	1,759,776
Government of Ireland,
5.00%, 10/18/20	Ireland	3,562,000	EUR	5,512,585
senior bond, 5.00%, 3/13/25	Ireland	2,883,710	EUR	4,516,365
Government of Malaysia,
3.434%, 8/15/14	Malaysia	6,410,000	MYR	1,961,028
3.741%, 2/27/15	Malaysia	7,310,000	MYR	2,246,401
3.835%, 8/12/15	Malaysia	4,675,000	MYR	1,440,930
4.72%, 9/30/15	Malaysia	7,768,000	MYR	2,430,743
3.197%, 10/15/15	Malaysia	4,730,000	MYR	1,442,877
senior bond, 3.814%, 2/15/17	Malaysia	2,500,000	MYR	770,474
senior bond, 4.24%, 2/07/18	Malaysia	600,000	MYR	186,927

FSI-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Mexico,
7.00%, 6/19/14	Mexico	192,800	[m] MXN	$1,503,643
9.50%, 12/18/14	Mexico	679,620	[m] MXN	5,504,552
6.00%, 6/18/15	Mexico	18,020	[m] MXN	142,871
8.00%, 12/17/15	Mexico	573,560	[m] MXN	4,753,688
6.25%, 6/16/16	Mexico	199,310	[m] MXN	1,607,547
7.25%, 12/15/16	Mexico	360,330	[m] MXN	2,980,413
Government of Poland,
5.75%, 4/25/14	Poland	26,520,000	PLN	8,875,128
5.50%, 4/25/15	Poland	7,018,000	PLN	2,406,962
6.25%, 10/24/15	Poland	9,134,000	PLN	3,206,337
[h] FRN, 2.71%, 1/25/17	Poland	1,660,000	PLN	548,070
[h] FRN, 2.71%, 1/25/21	Poland	1,683,000	PLN	544,503
Strip, 5.00%, 1/25/14	Poland	12,830,000	PLN	4,242,890
Strip, 5.00%, 7/25/14	Poland	295,000	PLN	96,434
Strip, 5.00%, 7/25/15	Poland	2,052,000	PLN	651,387
Strip, 5.00%, 1/25/16	Poland	1,066,000	PLN	332,141
[d] Government of Serbia, senior note, 144A,
4.875%, 2/25/20	Serbia	4,410,000		4,195,012
7.25%, 9/28/21	Serbia	1,820,000		1,925,960
Government of Sri Lanka,
A, 7.00%, 3/01/14	Sri Lanka	7,020,000	LKR	53,568
A, 11.75%, 3/15/15	Sri Lanka	1,160,000	LKR	9,182
A, 6.50%, 7/15/15	Sri Lanka	28,980,000	LKR	214,771
A, 11.00%, 8/01/15	Sri Lanka	116,400,000	LKR	920,205
A, 6.40%, 8/01/16	Sri Lanka	19,500,000	LKR	139,745
A, 8.00%, 11/15/18	Sri Lanka	70,220,000	LKR	498,898
A, 9.00%, 5/01/21	Sri Lanka	73,580,000	LKR	525,632
B, 11.75%, 4/01/14	Sri Lanka	6,990,000	LKR	53,873
B, 6.60%, 6/01/14	Sri Lanka	7,100,000	LKR	53,939
B, 6.40%, 10/01/16	Sri Lanka	16,000,000	LKR	114,135
B, 8.50%, 7/15/18	Sri Lanka	15,280,000	LKR	110,654
C, 8.50%, 4/01/18	Sri Lanka	8,070,000	LKR	58,898
D, 8.50%, 6/01/18	Sri Lanka	54,050,000	LKR	394,652
Government of Sweden, 6.75%, 5/05/14	Sweden	127,770,000	SEK	20,263,825
Government of the Philippines, senior note, 6.25%, 1/27/14	Philippines	129,180,000	PHP	2,917,878
[d] Government of Ukraine,
144A, 7.75%, 9/23/20	Ukraine	3,850,000		3,575,688
senior bond, 144A, 7.80%, 11/28/22	Ukraine	2,790,000		2,531,925
senior note, 144A, 7.95%, 2/23/21	Ukraine	2,120,000		1,967,625
senior note, 144A, 7.50%, 4/17/23	Ukraine	2,945,000		2,668,906
[n] Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	147,179,883	UYU	7,120,517
[d] Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	1,045,000		1,135,131
Korea Monetary Stabilization Bond, senior bond, 3.47%, 2/02/14	South Korea	2,916,950,000	KRW	2,764,994
senior bond, 3.59%, 4/02/14	South Korea	4,287,030,000	KRW	4,071,019
senior bond, 2.47%, 4/02/15	South Korea	4,622,600,000	KRW	4,366,399
senior bond, 2.80%, 8/02/15	South Korea	1,324,510,000	KRW	1,255,999
senior note, 3.28%, 6/02/14	South Korea	5,082,540,000	KRW	4,827,384
senior note, 2.57%, 6/09/14	South Korea	648,000,000	KRW	613,715
senior note, 2.82%, 8/02/14	South Korea	509,400,000	KRW	483,057
senior note, 2.78%, 10/02/14	South Korea	2,030,900,000	KRW	1,925,454
senior note, 2.84%, 12/02/14	South Korea	841,710,000	KRW	798,635

FSI-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Korea Monetary Stabilization Bond, (continued)
senior note, 2.74%, 2/02/15	South Korea	117,220,000	KRW	$111,092
senior note, 2.76%, 6/02/15	South Korea	5,045,300,000	KRW	4,781,519
Korea Treasury Bond, senior bond, 3.50%, 6/10/14	South Korea	2,788,920,000	KRW	2,652,077
senior note, 3.25%, 12/10/14	South Korea	1,261,950,000	KRW	1,201,944
senior note, 3.25%, 6/10/15	South Korea	210,800,000	KRW	201,140
senior note, 2.75%, 12/10/15	South Korea	897,900,000	KRW	850,154
senior note, 3.00%, 12/10/16	South Korea	3,000,000,000	KRW	2,854,903
Nota Do Tesouro Nacional,
10.00%, 1/01/17	Brazil	1,200	[o] BRL	480,748
[p] Index Linked, 6.00%, 5/15/15	Brazil	1,390	[o] BRL	1,416,218
[p] Index Linked, 6.00%, 8/15/16	Brazil	1,604	[o] BRL	1,619,429
[p] Index Linked, 6.00%, 8/15/18	Brazil	1,525	[o] BRL	1,519,562
[d] Russia Foreign Bond, senior bond, 144A, 7.50%, 3/31/30	Russia	1,859,715		2,170,334
Uruguay Notas del Tesoro,
9.00%, 1/27/14	Uruguay	7,570,000	UYU	350,814
10.50%, 3/21/15	Uruguay	1,700,000	UYU	76,336
10.25%, 8/22/15	Uruguay	59,720,000	UYU	2,641,404
9.50%, 1/27/16	Uruguay	9,220,000	UYU	392,537
[n] 18, Index Linked, 2.25%, 8/23/17	Uruguay	24,212,743	UYU	1,025,626
Uruguay Treasury Bill, Strip, 5.00%,
7/02/15	Uruguay	510,000	UYU	19,384
8/20/15	Uruguay	65,364,000	UYU	2,445,453

Total Foreign Government and Agency Securities (Cost $185,601,846)				189,812,024

U.S. Government and Agency Securities 2.1%
U.S. Treasury Bond,
4.50%, 2/15/16	United States	3,000,000		3,259,686
7.875%, 2/15/21	United States	900,000		1,223,578
7.125%, 2/15/23	United States	1,980,000		2,667,199
U.S. Treasury Note,
4.625%, 2/15/17	United States	600,000		669,258
4.75%, 8/15/17	United States	2,900,000		3,275,979
3.75%, 11/15/18	United States	7,000,000		7,679,490
[n] Index Linked, 0.125%, 4/15/16	United States	2,433,747		2,500,675

Total U.S. Government and Agency Securities (Cost $20,252,931)				21,275,865

Asset-Backed Securities and Commercial Mortgage-Backed Securities 4.1%
Banks 2.4%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,807,000		1,865,912
Bear Stearns Commercial Mortgage Securities Inc.,
[h] 2006-PW11, AJ, FRN, 5.452%, 3/11/39	United States	500,000		520,117
[h] 2006-PW12, AJ, FRN, 5.932%, 9/11/38	United States	1,440,000		1,509,714
2006-PW13, AJ, 5.611%, 9/11/41	United States	5,100,000		5,201,291
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,700,000		1,671,831
[h] 2007-C6, AM, FRN, 5.885%, 6/10/17	United States	4,900,000		5,409,740
[h] Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN,
5.688%, 10/15/48	United States	2,120,000		1,987,065

FSI-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Banks (continued)
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.192%, 3/25/34	United States	1,275,000		$1,082,564
[h] Greenwich Capital Commercial Funding Corp., 2006-GG7, AJ, FRN, 5.867%, 7/10/38	United States	2,560,000		2,635,971
[h] Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.68%, 3/12/44	United States	200,000		205,934
Wells Fargo Mortgage Backed Securities Trust,
[h] 2004-W, A9, FRN, 2.762%, 11/25/34	United States	1,458,281		1,488,237
2007-3, 3A1, 5.50%, 4/25/37	United States	614,273		635,085

				24,213,461

Diversified Financials 1.7%
[d,h] ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.238%, 11/25/20	United States	1,380,000		1,328,705
[d,h] Atrium CDO Corp., 10A, C, 144A, FRN, 2.876%, 7/16/25	United States	1,400,000		1,357,229
[d,h] Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 3.071%, 1/27/25	Cayman Islands	1,130,000		1,092,917
[d,h] Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.583%, 3/11/21	United States	1,251,000		1,194,167
[d,h] Cent CLO LP, 2013-17A, D, 144A, FRN, 3.236%, 1/30/25	Cayman Islands	784,314		779,306
[d,h] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.638%, 7/26/21	United States	960,000		926,482
[d,h] Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.244%, 10/15/21	United States	860,000		839,983
[d,h] CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.477%, 10/20/43	United States	1,806,864		1,717,406
[d] G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	2,000,000		1,858,580
[d,h] ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.144%, 4/15/24	Cayman Islands	270,000		265,516
2013-1A, C, 144A, FRN, 3.744%, 4/15/24	Cayman Islands	440,000		428,596
2013-2A, B, 144A, FRN, 2.918%, 4/25/25	United States	1,080,000		1,056,851
[d,h] Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.588%, 12/24/39	United States	1,318,369		1,269,221
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	56,269		56,245
[h,q] Talisman 6 Finance, Reg S, FRN, 0.404%, 10/22/16	Ireland	2,288,970	EUR	2,963,505

				17,134,709

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $38,794,159)				41,348,170

Mortgage-Backed Securities 4.4%
[h]FederalHome Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.459%, 1/01/33	United States	71,498		75,197

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.7%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 6/01/19	United States	507,451		538,828
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	721,106		765,091
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	129,330		138,531
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	6,516		6,895
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	1,046		1,085
FHLMC Gold 30 Year, 3.00%, 11/01/42	United States	2,712,538		2,578,092
FHLMC Gold 30 Year, 3.50%, 4/01/42	United States	160,738		159,970
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	514,824		557,789
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 6/01/36	United States	1,497,824		1,652,146
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	427,535		477,704
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	94,192		105,755
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	38,566		42,594
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	1,511		1,641

				7,026,121

[h] Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 2.31% - 2.33%, 4/01/20 - 12/01/34	United States	253,712		268,065

FSI-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate 3.3%
FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	695,017	$693,149
FNMA 15 Year, 3.00%, 10/01/27 - 11/01/27	United States	8,447,420	8,651,681
FNMA 15 Year, 3.50%, 1/01/26	United States	404,610	424,136
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	160,970	171,581
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	141,931	151,408
FNMA 15 Year, 5.50%, 9/01/14 - 11/01/18	United States	878,488	935,060
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	1,452	1,470
FNMA 30 Year, 3.00%, 12/01/42 - 5/01/43	United States	4,828,549	4,598,101
FNMA 30 Year, 3.50%, 5/01/43	United States	3,839,808	3,825,519
FNMA 30 Year, 4.00%, 2/01/41	United States	8,879,312	9,151,391
FNMA 30 Year, 5.00%, 4/01/30 - 9/01/39	United States	2,121,002	2,329,860
FNMA 30 Year, 5.50%, 8/01/33 - 9/01/35	United States	828,045	912,436
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	1,211,089	1,356,622
FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	572,173	637,279

			33,839,693

Government National Mortgage Association (GNMA) Fixed Rate 0.4%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	520,056	569,044
GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	767,757	848,131
GNMA I SF 30 Year, 6.50%, 2/15/32	United States	2,234	2,497
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	40,035	42,896
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,689	1,949
GNMA II SF 30 Year, 3.50%, 5/20/42	United States	1,445,534	1,461,052
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	158,620	174,034
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	185,274	210,056
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	83,040	93,424
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	20,743	24,104

			3,427,187

Total Mortgage-Backed Securities (Cost $44,876,669)			44,636,263

Municipal Bonds 5.6%
Arkansas State GO, Four-Lane Highway Construction and Improvement Bonds, 3.25%, 6/15/22	United States	1,300,000	1,327,651
California State GO, Various Purpose,
6.00%, 4/01/38	United States	2,500,000	2,775,425
6.00%, 11/01/39	United States	160,000	178,946
5.25%, 11/01/40	United States	560,000	595,582
Refunding, 5.25%, 3/01/38	United States	1,500,000	1,549,635
Refunding, 5.00%, 4/01/38	United States	3,000,000	3,058,320
Refunding, NATL Insured, 4.50%, 12/01/32	United States	300,000	299,988
Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	290,000	299,303
Colorado State ISD, GO, Mitchell and Scurry Counties, Unlimited Tax School Building Bonds, PSF Guarantee, 5.00%, 8/15/43	United States	300,000	312,066
Evanville Local Public Improvement Bond Bank Revenue, Sewer Works Project, Series A, 5.00%, 7/01/36	United States	675,000	697,511
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.995%, 7/01/20	United States	4,700,000	4,453,109
Hawaii State GO, Series EH, 5.00%, 8/01/30	United States	700,000	765,716
Illinois State GO,
5.877%, 3/01/19	United States	3,000,000	3,279,060
Build America Bonds, 7.35%, 7/01/35	United States	1,000,000	1,101,930

FSI-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Municipal Bonds (continued)
Kansas State Development Finance Authority Revenue, Wichita State University Union Corp. Student Housing Project, Refunding, Series F-1,
5.25%, 6/01/38	United States	820,000		$848,921
5.25%, 6/01/42	United States	800,000		824,176
5.00%, 6/01/46	United States	1,000,000		998,360
Marco Island Utility System Revenue, Refunding, 4.625%,
10/01/30	United States	350,000		358,950
10/01/31	United States	325,000		330,977
[k] Massachusetts State GO, Series A, 4.50%, 12/01/43	United States	2,300,000		2,219,270
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue, senior lien, 5.00%, 7/01/41	United States	500,000		511,270
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	2,650,000		2,851,479
Mississippi State GO, Series B, 5.00%, 12/01/31	United States	780,000		849,280
Nassau County GO, General Improvement Bonds, Series B, 5.00%,
4/01/39	United States	1,500,000		1,512,045
4/01/43	United States	1,600,000		1,594,992
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	700,000		730,254
New York City HDC Revenue, Series B1, 5.00%, 7/01/33	United States	500,000		514,070
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Fiscal 2014, Refunding, Series BB, 5.00%, 6/15/46	United States	2,430,000		2,481,322
New York GO, Sub. Series G-1, 5.00%, 4/01/27	United States	1,750,000		1,899,922
New York State Urban Development Corp. Revenue, State Personal Income Tax, General Purpose, Series C, 5.00%, 3/15/29	United States	1,500,000		1,625,145
Puerto Rico Electric Power Authority Power Revenue,
Series A, 6.75%, 7/01/36	United States	3,465,000		2,495,112
Series XX, 5.25%, 7/01/40	United States	165,000		103,146
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.75%, 8/01/37	United States	1,000,000		741,980
first subordinate, Series A, 6.50%, 8/01/44	United States	2,500,000		1,982,275
Refunding, Series A, NATL RE, FGIC Insured, zero cpn., 8/01/45	United States	3,700,000		409,923
Refunding, Series B, 6.05%, 8/01/37	United States	915,000		713,435
Refunding, Series B, 6.05%, 8/01/38	United States	1,120,000		866,992
Red River Education Financing Corp. Education Revenue, Higher Education, Texas Christian University, 5.00%, 3/15/43	United States	625,000		636,019
South Carolina State Public Service Authority Revenue, Refunding, Series B, 5.00%, 12/01/38	United States	1,000,000		1,008,510
University of California Revenues, General, Series AK, 5.00%, 5/15/48	United States	4,320,000		5,004,979
Washington State GO, Various Purpose,
Refunding, Series R-C, 5.00%, 7/01/24	United States	900,000		1,035,720
Series D, 5.00%, 2/01/23	United States	775,000		890,235

Total Municipal Bonds (Cost $56,887,739)				56,733,001

Total Investments before Short Term Investments (Cost $853,104,836)				882,820,785

Short Term Investments 11.7%
[h,j] Senior Floating Rate Interests (Cost $2,011) 0.0%†
[r] Patriot Coal Corp., Reimbursement Obligation, 9.50%, 1/17/14	United States	2,044		2,044

Foreign Government and Agency Securities 3.1%
[s] Bank of Negara Monetary Notes, 1/09/14 - 11/06/14	Malaysia	30,559,000	MYR	9,226,160
Korea Monetary Stabilization Bond, senior bond, 2.55%, 5/09/14	South Korea	1,050,200,000	KRW	994,623
[s] Malaysia Treasury Bill, 5/30/14	Malaysia	590,000	MYR	177,801

FSI-26

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
[s] Mexico Treasury Bills, 1/09/14 - 4/30/14	Mexico	4,937,100	[t] MXN	$3,765,406
[s] Monetary Authority of Singapore Treasury Bill, 2/03/14	Singapore	400,000	SGD	316,950
[s] Philippine Treasury Bills, 3/05/14 - 11/05/14	Philippines	365,300,000	PHP	8,208,552
[s] Singapore Treasury Bills, 1/10/14 - 5/30/14	Singapore	10,009,000	SGD	7,926,708
[s] Uruguay Treasury Bills, 5/16/14 - 8/29/14	Uruguay	8,648,000	UYU	367,770

Total Foreign Government and Agency Securities (Cost $31,948,897)				30,983,970

Total Investments before Money Market Funds (Cost $885,055,744)				913,806,799

		Shares
Money Market Funds (Cost $87,788,340) 8.6%
[a,u] Institutional Fiduciary Trust Money Market Portfolio	United States	87,788,340		87,788,340

Total Investments (Cost $972,844,084) 98.6%				1,001,595,139
Other Assets, less Liabilities 1.4%				14,174,980

Net Assets 100.0%				$1,015,770,119

See Abbreviations on page FSI-49.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(g).

cAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $203,737,808, representing 20.06% of net assets.

eSee Note 8 regarding defaulted securities.

fPerpetual security with no stated maturity date.

gSee Note 1(f) regarding loan participation notes.

hThe coupon rate shown represents the rate at period end.

iIncome may be received in additional securities and/or cash.

jSee Note 1(i) regarding senior floating rate interests.

kA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

lSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $178,471, representing 0.02% of net assets.

mPrincipal amount is stated in 100 Mexican Peso Units.

nPrincipal amount of security is adjusted for inflation. See Note 1(k).

oPrincipal amount is stated in 1,000 Brazilian Real Units.

pRedemption price at maturity is adjusted for inflation. See Note 1(k).

qSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the value of this security was $2,963,505, representing 0.29% of net assets.

rSee Note 9 regarding unfunded loan commitments.

sThe security is traded on a discount basis with no stated coupon rate.

tPrincipal amount is stated in 10 Mexican Peso Units.

uSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

FSI-27

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterpary[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Buy	239,450	$329,244	1/03/14	$119	$—
Euro	DBAB	Sell	239,450	317,415	1/03/14	—	(11,948)
Indian Rupee	CITI	Buy	4,493,000	69,490	1/06/14	3,079	—
Indian Rupee	HSBC	Buy	32,771,000	511,284	1/06/14	18,015	—
Indian Rupee	HSBC	Buy	32,400,000	510,358	1/07/14	12,844	—
Malaysian Ringgit	DBAB	Buy	952,100	307,794	1/08/14	—	(17,496)
Euro	DBAB	Buy	40,550	54,341	1/09/14	1,435	—
Euro	DBAB	Sell	40,550	54,098	1/09/14	—	(1,679)
Chilean Peso	DBAB	Buy	1,449,000,000	2,942,729	1/10/14	—	(188,369)
Chilean Peso	DBAB	Sell	1,449,000,000	2,801,895	1/10/14	47,535	—
Japanese Yen	HSBC	Sell	183,560,000	2,105,046	1/10/14	361,747	—
Euro	UBSW	Buy	5,616,719	7,468,443	1/13/14	257,862	(557)
Euro	DBAB	Sell	108,735	142,606	1/13/14	—	(6,958)
Euro	UBSW	Sell	5,631,484	7,374,472	1/13/14	—	(371,585)
Euro	DBAB	Buy	1,865,041	2,526,571	1/14/14	38,775	—
Euro	DBAB	Sell	1,865,041	2,470,992	1/14/14	—	(94,353)
Euro	JPHQ	Sell	1,802,953	2,360,516	1/14/14	—	(119,429)
Indian Rupee	DBAB	Buy	20,841,000	333,019	1/15/14	2,991	—
Euro	DBAB	Buy	221,087	303,972	1/16/14	130	—
Malaysian Ringgit	JPHQ	Buy	175,000	57,031	1/16/14	—	(3,693)
Euro	DBAB	Sell	870,051	1,162,992	1/16/14	—	(33,755)
Japanese Yen	UBSW	Sell	460,675,000	5,192,459	1/16/14	817,221	—
Indian Rupee	DBAB	Buy	16,691,000	266,295	1/17/14	2,699	—
Indian Rupee	JPHQ	Buy	29,466,000	466,730	1/21/14	7,771	—
Euro	DBAB	Buy	400,945	540,890	1/22/14	10,603	—
Indian Rupee	DBAB	Buy	10,360,000	165,347	1/22/14	1,450	—
Indian Rupee	JPHQ	Buy	14,719,000	234,955	1/22/14	2,023	—
Euro	DBAB	Sell	1,700,000	2,270,605	1/22/14	—	(67,720)
Euro	JPHQ	Sell	2,912,410	3,880,349	1/22/14	—	(125,627)
Singapore Dollar	JPHQ	Buy	700,000	564,516	1/24/14	—	(9,755)
Singapore Dollar	JPHQ	Sell	126,000	100,000	1/24/14	143	—
Euro	BZWS	Sell	1,007,118	1,332,885	1/27/14	—	(52,387)
Indian Rupee	JPHQ	Buy	54,590,000	868,846	1/28/14	9,014	—
Euro	DBAB	Buy	4,032,721	5,463,531	1/30/14	83,396	—
Euro	DBAB	Sell	4,032,721	5,438,326	1/30/14	—	(108,601)
Euro	DBAB	Sell	3,014,151	4,066,180	1/31/14	—	(79,726)
Euro	DBAB	Buy	196,964	266,287	2/06/14	4,633	—
Euro	DBAB	Sell	2,316,000	3,120,347	2/06/14	—	(65,275)
Chilean Peso	DBAB	Buy	725,000,000	1,468,206	2/07/14	—	(94,506)
Chilean Peso	DBAB	Sell	585,000,000	1,111,139	2/07/14	2,705	—
Chilean Peso	BZWS	Buy	743,650,000	1,407,895	2/10/14	696	—
Indian Rupee	HSBC	Buy	186,760,000	2,943,304	2/10/14	51,989	—
Chilean Peso	BZWS	Sell	266,000,000	499,906	2/10/14	—	(3,940)
Indian Rupee	HSBC	Sell	62,078,000	989,764	2/10/14	—	(5,855)
Indian Rupee	HSBC	Buy	5,576,000	86,663	2/12/14	2,730	—
Japanese Yen	HSBC	Sell	64,350,000	691,846	2/12/14	80,604	—
Japanese Yen	JPHQ	Sell	64,319,000	691,877	2/12/14	80,929	—
Indian Rupee	HSBC	Buy	14,080,000	216,497	2/13/14	9,181	—
Japanese Yen	CITI	Sell	85,250,000	922,544	2/13/14	112,775	—

FSI-28

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterpary[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	JPHQ	Sell	42,690,000	$461,279	2/13/14	$55,777	$—
Euro	UBSW	Sell	2,151,000	2,885,136	2/13/14	—	(73,541)
Indian Rupee	DBAB	Buy	14,156,000	215,942	2/18/14	10,721	—
Japanese Yen	JPHQ	Sell	42,710,000	461,271	2/18/14	55,569	—
Japanese Yen	CITI	Sell	42,570,000	461,221	2/19/14	56,847	—
Japanese Yen	GSCO	Sell	42,760,000	461,290	2/19/14	55,112	—
Indian Rupee	DBAB	Buy	12,894,000	200,326	2/20/14	6,045	—
Euro	BZWS	Sell	2,084,000	2,781,807	2/20/14	—	(84,723)
Japanese Yen	BZWS	Sell	21,350,000	230,626	2/25/14	27,816	—
Euro	BZWS	Buy	3,340,073	4,595,339	2/26/14	—	(1,076)
Indian Rupee	DBAB	Buy	10,466,000	163,294	2/26/14	4,011	—
Euro	BZWS	Sell	3,340,073	4,452,866	2/26/14	—	(141,397)
Japanese Yen	UBSW	Sell	34,903,000	354,489	2/26/14	22,933	—
Singapore Dollar	DBAB	Buy	940,000	735,064	2/27/14	9,917	—
Japanese Yen	BZWS	Sell	80,260,000	862,890	2/27/14	100,469	—
Euro	BZWS	Sell	1,025,079	1,369,247	2/27/14	—	(40,748)
Japanese Yen	DBAB	Sell	14,279,000	155,996	2/27/14	20,354	—
Indian Rupee	JPHQ	Buy	23,701,000	370,422	2/28/14	8,297	—
Singapore Dollar	DBAB	Buy	723,000	573,989	2/28/14	4,586	(5,573)
Euro	UBSW	Sell	708,181	948,438	2/28/14	—	(25,664)
Euro	UBSW	Buy	1,747,000	2,403,872	3/03/14	—	(877)
Indian Rupee	CITI	Buy	4,537,000	70,091	3/03/14	2,354	—
Euro	DBAB	Sell	1,228,589	1,616,516	3/03/14	—	(73,406)
Japanese Yen	JPHQ	Sell	85,800,000	943,521	3/03/14	128,456	—
Euro	UBSW	Sell	2,581,000	3,387,175	3/03/14	—	(162,985)
Japanese Yen	DBAB	Sell	257,790,000	2,801,974	3/04/14	353,060	—
Japanese Yen	HSBC	Sell	85,800,000	942,339	3/04/14	127,270	—
Japanese Yen	UBSW	Sell	95,700,000	1,041,009	3/04/14	131,893	—
Euro	DBAB	Sell	1,400,000	1,828,820	3/05/14	—	(96,874)
Euro	DBAB	Sell	324,000	420,406	3/06/14	—	(25,254)
Euro	DBAB	Sell	2,741,981	3,560,641	3/17/14	—	(210,910)
Euro	DBAB	Sell	479,200	621,863	3/18/14	—	(37,269)
Singapore Dollar	DBAB	Buy	973,400	763,188	3/19/14	8,271	—
Singapore Dollar	HSBC	Buy	1,113,000	892,149	3/19/14	—	(10,052)
Singapore Dollar	JPHQ	Buy	694,000	541,663	3/19/14	8,360	—
Singapore Dollar	HSBC	Sell	1,113,000	883,403	3/19/14	1,306	—
Euro	JPHQ	Sell	143,700	188,283	3/19/14	—	(9,374)
Euro	DBAB	Buy	1,997,000	2,700,244	3/20/14	46,592	—
Euro	DBAB	Sell	1,997,000	2,597,758	3/20/14	—	(149,078)
Euro	JPHQ	Sell	240,000	311,998	3/20/14	—	(18,118)
Euro	JPHQ	Sell	240,000	310,568	3/21/14	—	(19,547)
Euro	JPHQ	Sell	240,000	311,730	3/24/14	—	(18,384)
Euro	JPHQ	Sell	192,000	248,564	3/25/14	—	(15,527)
Euro	DBAB	Sell	333,108	433,807	3/26/14	—	(24,375)
Euro	DBAB	Buy	4,372,555	5,861,847	4/03/14	152,494	—
Euro	DBAB	Sell	4,372,555	5,619,389	4/03/14	—	(394,952)
Euro	BZWS	Sell	132,570	170,624	4/07/14	—	(11,723)
Euro	DBAB	Sell	800,000	1,050,160	4/10/14	—	(50,230)
Euro	DBAB	Sell	949,814	1,243,069	4/11/14	—	(63,390)
Chilean Peso	MSCO	Buy	116,230,000	237,616	4/14/14	—	(18,949)
Euro	HSBC	Sell	142,717	186,807	4/16/14	—	(9,500)

FSI-29

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterpary[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	MSCO	Buy	104,150,000	$211,451	4/21/14	$—	$(15,650)
Euro	DBAB	Buy	29,378	39,211	4/22/14	1,199	—
Euro	BZWS	Sell	130,134	171,384	4/22/14	—	(7,617)
Euro	DBAB	Sell	2,272,254	2,983,015	4/22/14	—	(142,491)
Euro	JPHQ	Sell	36,314	47,536	4/22/14	—	(2,414)
Euro	BZWS	Sell	1,659,340	2,167,430	4/25/14	—	(115,016)
Chilean Peso	JPHQ	Buy	234,301,000	471,668	4/28/14	—	(31,500)
British Pound Sterling	DBAB	Buy	223,551	344,671	4/29/14	25,178	—
British Pound Sterling	DBAB	Sell	223,551	346,750	4/29/14	—	(23,099)
Singapore Dollar	DBAB	Buy	6,168,500	4,985,654	4/30/14	—	(96,512)
Euro	BZWS	Sell	91,515	119,354	4/30/14	—	(6,527)
Singapore Dollar	DBAB	Sell	2,560,000	1,997,815	4/30/14	—	(31,236)
Euro	DBAB	Sell	870,275	1,155,395	4/30/14	—	(41,689)
Euro	DBAB	Sell	71,000	93,969	5/05/14	—	(3,694)
Japanese Yen	DBAB	Buy	97,107,500	982,869	5/07/14	—	(60,004)
Japanese Yen	DBAB	Sell	97,107,500	1,000,000	5/07/14	77,135	—
British Pound Sterling	DBAB	Buy	1,217,294	1,879,811	5/09/14	133,943	—
Chilean Peso	DBAB	Buy	574,000,000	1,167,972	5/09/14	—	(90,844)
British Pound Sterling	DBAB	Sell	1,300,000	2,010,190	5/09/14	—	(140,384)
Chilean Peso	DBAB	Sell	260,000,000	492,891	5/09/14	4,993	—
Euro	DBAB	Sell	700,000	918,925	5/09/14	—	(43,953)
Singapore Dollar	DBAB	Buy	3,707,640	3,013,410	5/12/14	—	(74,661)
Euro	DBAB	Sell	212,145	280,583	5/12/14	—	(11,232)
British Pound Sterling	DBAB	Buy	130,318	200,911	5/15/14	14,661	—
British Pound Sterling	DBAB	Sell	130,318	198,930	5/15/14	—	(16,642)
Euro	JPHQ	Sell	201,376	260,361	5/23/14	—	(16,645)
Japanese Yen	DBAB	Sell	50,435,000	500,000	5/28/14	20,619	—
Singapore Dollar	JPHQ	Buy	4,945,200	3,933,816	6/05/14	—	(13,936)
Euro	DBAB	Sell	992	1,291	6/05/14	—	(74)
Japanese Yen	BZWS	Sell	75,370,000	774,486	6/10/14	58,036	—
Japanese Yen	HSBC	Sell	80,270,000	829,818	6/10/14	66,790	—
Japanese Yen	JPHQ	Sell	54,440,000	553,272	6/10/14	35,778	—
Japanese Yen	DBAB	Buy	26,600,000	271,734	6/11/14	—	(18,878)
Japanese Yen	DBAB	Sell	26,600,000	276,807	6/11/14	23,951	—
Japanese Yen	JPHQ	Sell	74,370,000	774,497	6/11/14	67,548	—
Japanese Yen	JPHQ	Sell	31,400,000	332,328	6/17/14	33,832	—
Singapore Dollar	HSBC	Buy	837,000	664,813	6/20/14	—	(1,331)
Euro	DBAB	Sell	320,700	420,454	6/27/14	—	(20,710)
Japanese Yen	BZWS	Buy	396,000,000	4,006,516	6/30/14	—	(241,702)
Japanese Yen	BZWS	Sell	620,288,000	6,375,005	6/30/14	477,862	—
Euro	UBSW	Sell	4,274,000	5,581,117	6/30/14	—	(298,342)
Japanese Yen	DBAB	Sell	97,929,000	1,000,000	7/01/14	68,970	—
British Pound Sterling	DBAB	Sell	297,656	444,222	7/09/14	—	(47,929)
Euro	DBAB	Sell	312,984	404,094	7/10/14	—	(26,469)
Euro	DBAB	Sell	190,862	252,893	7/25/14	—	(9,681)
Euro	BZWS	Sell	1,993,000	2,639,529	7/28/14	—	(102,308)
Euro	CITI	Sell	648,569	858,916	7/28/14	—	(33,342)
British Pound Sterling	DBAB	Sell	169,385	257,905	7/30/14	—	(22,101)
Euro	DBAB	Sell	900,000	1,191,825	8/01/14	—	(46,348)
Euro	JPHQ	Sell	667,276	882,608	8/06/14	—	(35,407)
Euro	CITI	Sell	317,220	422,315	8/08/14	—	(14,108)

FSI-30

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterpary[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	BZWS	Buy	743,650,000	$1,382,121	8/11/14	$56	$—
Euro	CITI	Sell	92,411	123,136	8/11/14	—	(4,001)
Chilean Peso	JPHQ	Buy	1,141,336,600	2,148,196	8/20/14	—	(28,803)
Japanese Yen	HSBC	Sell	65,957,000	679,969	8/20/14	52,604	—
Japanese Yen	JPHQ	Sell	47,983,000	493,588	8/20/14	37,187	—
Euro	JPHQ	Sell	3,500,000	4,678,783	8/21/14	—	(136,583)
Japanese Yen	BZWS	Sell	15,895,000	163,934	8/22/14	12,742	—
Euro	BZWS	Sell	704,462	944,395	8/25/14	—	(24,827)
Japanese Yen	CITI	Sell	31,757,000	326,915	8/25/14	24,836	—
Japanese Yen	HSBC	Sell	31,524,000	323,685	8/25/14	23,823	—
Japanese Yen	BZWS	Sell	44,152,000	449,156	8/26/14	29,170	—
Euro	DBAB	Sell	527,245	704,399	8/26/14	—	(21,004)
Japanese Yen	JPHQ	Sell	31,689,000	322,365	8/26/14	20,931	—
Singapore Dollar	DBAB	Buy	940,000	735,352	8/27/14	9,909	—
Japanese Yen	DBAB	Sell	27,184,000	275,420	8/27/14	16,836	—
Japanese Yen	HSBC	Sell	50,145,000	508,122	8/27/14	31,124	—
Japanese Yen	JPHQ	Sell	15,991,000	162,242	8/27/14	10,130	—
Euro	JPHQ	Sell	211,135	281,762	8/27/14	—	(8,726)
Euro	DBAB	Sell	1,174,984	1,568,731	8/28/14	—	(47,863)
Japanese Yen	JPHQ	Sell	15,743,000	162,024	8/29/14	12,268	—
Euro	BZWS	Sell	178,354	238,281	9/19/14	—	(7,120)
Euro	UBSW	Sell	2,137,312	2,856,732	9/22/14	—	(84,065)
Euro	DBAB	Sell	275,651	374,008	9/23/14	—	(5,269)
Euro	BZWS	Sell	469,210	635,198	9/24/14	—	(10,407)
Euro	DBAB	Sell	1,550,000	2,093,074	9/30/14	—	(39,671)
Euro	JPHQ	Sell	2,850,000	3,886,730	10/07/14	—	(34,860)
Euro	DBAB	Sell	185,654	251,914	10/08/14	—	(3,546)
Euro	BZWS	Sell	2,749,000	3,718,627	10/14/14	—	(64,077)
Euro	DBAB	Sell	121,043	163,672	10/15/14	—	(2,887)
Euro	DBAB	Sell	587,951	795,880	10/17/14	—	(13,166)
Malaysian Ringgit	JPHQ	Buy	763,000	235,851	10/20/14	—	(6,593)
Chilean Peso	CITI	Buy	377,668,000	724,891	10/24/14	—	(28,195)
Malaysian Ringgit	DBAB	Buy	6,892,000	2,140,040	10/24/14	—	(69,780)
Malaysian Ringgit	HSBC	Buy	6,809,796	2,103,087	10/24/14	—	(57,520)
Japanese Yen	JPHQ	Sell	270,990,000	2,763,554	10/24/14	184,191	—
Euro	BZWS	Sell	217,715	299,754	10/27/14	159	—
Euro	GSCO	Sell	369,000	509,146	10/29/14	1,366	—
Euro	DBAB	Sell	243,767	329,122	10/30/14	—	(6,327)
Euro	DBAB	Sell	744,524	1,028,195	10/31/14	3,649	—
Euro	BZWS	Sell	529,706	716,374	11/05/14	—	(12,571)
Japanese Yen	JPHQ	Sell	360,360,000	3,678,695	11/05/14	248,181	—
Japanese Yen	DBAB	Sell	245,702,500	2,500,000	11/07/14	160,933	—
Euro	DBAB	Sell	740,000	997,705	11/07/14	—	(20,640)
Euro	JPHQ	Sell	473,670	631,611	11/12/14	—	(20,237)
Euro	DBAB	Sell	800,000	1,076,736	11/14/14	—	(24,203)
Japanese Yen	MSCO	Sell	12,500,000	125,800	11/14/14	6,791	—
Euro	DBAB	Sell	227,970	306,442	11/17/14	—	(7,288)
Malaysian Ringgit	DBAB	Buy	623,200	191,242	11/19/14	—	(4,374)
Euro	DBAB	Sell	63,419	85,419	11/19/14	—	(1,858)
Malaysian Ringgit	HSBC	Buy	376,000	115,479	11/20/14	—	(2,742)
Euro	JPHQ	Sell	1,702,433	2,304,430	11/20/14	—	(38,462)

FSI-31

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	1,245,000	$1,688,936	12/04/14	$—	$(24,517)
Euro	DBAB	Sell	3,400,000	4,645,114	12/09/14	—	(34,274)
Euro	DBAB	Sell	800,000	1,097,800	12/11/14	—	(3,240)
Euro	DBAB	Sell	1,200,000	1,652,520	12/12/14	955	—
Japanese Yen	JPHQ	Sell	187,760,000	1,833,764	12/12/14	45,545	—
Euro	CITI	Sell	3,868,000	5,309,874	12/17/14	—	(13,761)
Euro	DBAB	Sell	486,875	667,993	12/17/14	—	(2,107)
Euro	DBAB	Sell	501,617	689,772	12/18/14	—	(619)

Unrealized appreciation (depreciation)						5,467,485	(6,077,369)

Net unrealized appreciation (depreciation)							$(609,884)

aMay be comprised of multiple contracts using the same currency and settlement date.

At December 31, 2013, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counterparty/ Exchange	Notional Amount[a]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[b]
OTC Swaps
Contracts to Sell Protection[c]
Traded Index
CMBX.NA.AJ.2	FBCO	6,000,000	1.09%	3/15/49	$(832,641)	$216,038	$—	$(616,603)	Non Investment Grade
MCDX.NA.20	CITI	13,000,000	1.00%	6/20/18	(243,671)	31,262	—	(212,409)	Non Investment Grade

Net unrealized appreciation (depreciation)						$247,300

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 10 regarding other derivative information.

See Abbreviations on page FSI-49.

The accompanying notes are an integral part of these financial statements.

FSI-32

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$885,055,744
Cost - Sweep Money Fund (Note 7)	87,788,340

Total cost of investments	$972,844,084

Value - Unaffiliated issuers	$913,806,799
Value - Sweep Money Fund (Note 7)	87,788,340

Total value of investments	1,001,595,139
Cash	598,393
Restricted cash (Note 1e)	50,400
Foreign currency, at value (cost and $7,729,923)	7,735,869
Receivables:
Investment securities sold	6,347,654
Capital shares sold	281,076
Interest	12,459,008
Due from brokers	3,010,000
Unrealized appreciation on forward exchange contracts	5,467,485
Unrealized appreciation on OTC swap contracts	247,300
Unrealized appreciation on unfunded loan commitments (Note 9)	4,611
Other assets	32

Total assets	1,037,796,967

Liabilities:
Payables:
Investment securities purchased	12,687,637
Capital shares redeemed	1,229,563
Management fees	490,893
Distribution fees	152,977
Due to brokers	50,400
OTC Swaps (premiums received $1,104,423)	1,076,312
Unrealized depreciation on forward exchange contracts	6,077,369
Deferred tax	11,129
Accrued expenses and other liabilities	250,568

Total liabilities	22,026,848

Net assets, at value	$1,015,770,119

Net assets consist of:
Paid-in capital	$918,320,098
Undistributed net investment income	50,393,655
Net unrealized appreciation (depreciation)	28,472,814
Accumulated net realized gain (loss)	18,583,552

Net assets, at value	$1,015,770,119

The accompanying notes are an integral part of these financial statements.

FSI-33

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Franklin Strategic Income Securities Fund
Class 1:
Net assets, at value	$705,493,101

Shares outstanding	55,803,693

Net asset value and maximum offering price per share	$12.64

Class 2:
Net assets, at value	$175,306,946

Shares outstanding	14,252,287

Net asset value and maximum offering price per share	$12.30

Class 4:
Net assets, at value	$134,970,072

Shares outstanding	10,786,004

Net asset value and maximum offering price per share	$12.51

The accompanying notes are an integral part of these financial statements.

FSI-34

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Strategic Income Securities Fund
Investment income:
Dividends	$61,311
Interest	62,431,314

Total investment income	62,492,625

Expenses:
Management fees (Note 3a)	5,775,493
Administrative fees (Note 3b)	889,691
Distribution fees: (Note 3c)
Class 2	425,624
Class 4	597,536
Unaffiliated transfer agent fees	273
Custodian fees (Note 4)	194,855
Reports to shareholders	189,635
Registration and filing fees	1,357
Professional fees	79,050
Trustees’ fees and expenses	5,245
Other	96,506

Total expenses	8,255,265
Expense reductions (Note 4)	(822)

Net expenses	8,254,443

Net investment income	54,238,182

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	19,771,356
Foreign currency transactions	1,396,950
Swap contracts	852,627

Net realized gain (loss)	22,020,933

Net change in unrealized appreciation (depreciation) on:
Investments	(36,683,141)
Translation of other assets and liabilities denominated in foreign currencies	(1,506,950)
Change in deferred taxes on unrealized appreciation	198,274

Net change in unrealized appreciation (depreciation)	(37,991,817)

Net realized and unrealized gain (loss)	(15,970,884)

Net increase (decrease) in net assets resulting from operations	$38,267,298

The accompanying notes are an integral part of these financial statements.

FSI-35

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$54,238,182	$68,402,114
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	22,020,933	28,045,425
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(37,991,817)	71,828,011

Net increase (decrease) in net assets resulting from operations	38,267,298	168,275,550

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(54,987,119)	(72,486,947)
Class 2	(10,246,664)	(9,567,293)
Class 4	(10,775,092)	(13,446,008)
Net realized gains:
Class 1	(11,433,439)	(1,182,191)
Class 2	(2,203,428)	(160,795)
Class 4	(2,384,488)	(230,338)

Total distributions to shareholders	(92,030,230)	(97,073,572)

Capital share transactions: (Note 2)
Class 1	(275,817,937)	(78,499,832)
Class 2	23,867,593	27,715,617
Class 4	(52,983,286)	(2,176,836)

Total capital share transactions	(304,933,630)	(52,961,051)

Net increase (decrease) in net assets	(358,696,562)	18,240,927
Net assets:
Beginning of year	1,374,466,681	1,356,225,754

End of year	$1,015,770,119	$1,374,466,681

Undistributed net investment income included in net assets:
End of year	$50,393,655	$68,571,868

The accompanying notes are an integral part of these financial statements.

FSI-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Strategic Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 83.74% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs

FSI-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FSI-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced

FSI-39

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations.

See Note 10 regarding other derivative information.

e. Restricted Cash

At December 31, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2013, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a to-be-announced basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash

FSI-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Mortgage Dollar Rolls (continued)

proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests.

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	782,903	$10,091,023	3,209,922	$41,235,226
Shares issued in reinvestment of distributions	5,373,832	66,420,558	6,063,304	73,669,138
Shares redeemed	(27,765,536)	(352,329,518)	(14,997,522)	(193,404,196)

Net increase (decrease)	(21,608,801)	$(275,817,937)	(5,724,296)	$(78,499,832)

Class 2 Shares:
Shares sold	4,461,765	$56,022,684	3,441,994	$43,341,865
Shares issued in reinvestment of distributions	1,034,061	12,450,092	819,552	9,728,087
Shares redeemed	(3,579,730)	(44,605,183)	(2,012,180)	(25,354,335)

Net increase (decrease)	1,916,096	$23,867,593	2,249,366	$27,715,617

Class 4 Shares:
Shares sold	930,235	$11,782,444	1,353,603	$17,206,420
Shares issued on reinvestment of distributions	1,074,251	13,159,580	1,134,025	13,676,347
Shares redeemed	(6,283,838)	(77,925,310)	(2,599,542)	(33,059,603)

Net increase (decrease)	(4,279,352)	$(52,983,286)	(111,914)	$(2,176,836)

FSI-42

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

FSI-43

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$79,686,221	$95,500,248
Long term capital gain	12,344,009	1,573,324

	$92,030,230	$97,073,572

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$976,533,231

Unrealized appreciation	$42,642,179
Unrealized depreciation	(17,580,271)

Net unrealized appreciation (depreciation)	$25,061,908

Undistributed ordinary income	$55,929,395
Undistributed long term capital gains	17,502,629

Distributable earnings	$73,432,024

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $511,601,048 and $817,698,989, respectively.

FSI-44

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2013, the Fund had 51.61% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At December 31, 2013, the value of this security represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

9. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2013, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Patriot Coal Corp., Reimbursement Obligation, 9.50%, 1/17/14	$285,464

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

10. OTHER DERIVATIVE INFORMATION

At December 31, 2013 the Fund's investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$5,467,485	Unrealized depreciation on forward exchange contracts	$6,077,369
Credit contracts	Unrealized appreciation on OTC swap contracts	247,300	Unrealized depreciation on OTC swap contracts	—

FSI-45

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the period ended December 31, 2013 the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$2,250,891	($1,478,379)
Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	852,627	240,077

At December 31, 2013 the Fund's OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$5,467,485	$6,077,369
Swap Contracts	247,300	1,076,312

Total	$5,714,785	$7,153,681

[a]	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

At December 31, 2013 the Fund's OTC derivative assets which may be offset against the Fund's derivative liabilities, and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received [a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BZWS	$707,006	$(707,006)	$—	$—	$—
CITI	231,153	(231,153)	—	—
DBAB	1,375,453	(1,375,453)	—	—	—
FBCO	216,038	(216,038)	—	—	—
GSCO	56,478	—	—	—	56,478
HSBC	840,027	(87,000)	(691,773)	—	61,254
JPHQ	1,051,930	(713,620)	(338,310)	—	—
MSCO	6,791	(6,791)	—	—	—
UBSW	1,229,909	(1,017,616)	(120,002)	—	92,291

Total	$5,714,785	$(4,354,677)	$(1,150,085)	$—	$210,023

[a]At	December 31, 2013 the Fund received United Kingdom Treasury Bonds and Notes and U.S. Treasury Bonds and Notes as collateral for derivatives.

FSI-46

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

10. OTHER DERIVATIVE INFORMATION (continued)

[b]In	some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At December 31, 2013 the Fund's OTC derivative liabilities which may be offset against the Fund's derivative assets, and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BZWS	$928,166	$(707,006)	$—	$(221,160)	$—
CITI	337,078	(231,153)	—	(105,925)	—
DBAB	3,202,961	(1,375,453)	—	(1,740,000)	87,508
FBCO	832,641	(216,038)	—	(616,603)	—
GSCO	—	—	—	—	—
HSBC	87,000	(87,000)	—	—	—
JPHQ	713,620	(713,620)	—	—	—
MSCO	34,599	(6,791)	—	—	27,808
UBSW	1,017,616	(1,017,616)	—	—	—

Total	$7,153,681	$(4,354,677)	$—	$(2,683,688)	$115,316

[a]In	some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

For the year ended December 31, 2013 the average month end fair value of derivatives represented 0.94% of average month end net assets. The average month end number of open derivative contracts for the year was 233.

See Note 1(d) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on January 16, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

FSI-47

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$1,749,333	$—		$1,749,333
Energy	—	92,096	—		92,096
Materials	—	900,000	—		900,000
Transportation	—	682,100	—		682,100
Other Equity Investments[b]	668,500	—	—	[c]	668,500
Corporate Bonds	—	403,698,100	—		403,698,100
Senior Floating Rate Interests	—	121,046,862	178,471	[c]	121,225,333
Foreign Government and Agency Securities	—	189,812,024	—		189,812,024
U.S. Government and Agency Securities	—	21,275,865	—		21,275,865
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	41,348,170	—		41,348,170
Mortgage-Backed Securities	—	44,636,263	—		44,636,263
Municipal Bonds	—	56,733,001	—		56,733,001
Short Term Investments	87,788,340	30,986,014	—		118,774,354

Total Investments in Securities	$88,456,840	$912,959,828	$178,471		$1,001,595,139

Forward Exchange Contracts	—	5,467,485	—		5,467,485
Unfunded Loan Commitments	—	4,611	—		4,611
Swaps	—	247,300	—		247,300
Liabilities:
Forward Exchange Contracts	—	6,077,369	—		6,077,369

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

FSI-48

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reveiwed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	BRL - Brazilian Real	AGMC - Assured Guaranty Municipal Corp.
CITI - Citigroup, Inc.	CAD - Canadian Dollar	CDO - Collateralized Debt Obligation
DBAB - Deutsche Bank AG	EUR - Euro	CLO - Collateralized Loan Obligation
FBCO - Credit Suisse Group AG	GBP - British Pound	DIP - Debtor-In-Possession
GSCO - The Goldman Sachs Group, Inc.	HUF - Hungarian Forint	EDA - Economic Development Authority
HSBC - HSBC Bank USA, N.A.	IDR - Indonesian Rupiah	FGIC - Financial Guaranty Insurance Co.
JPHQ - JP Morgan Chase & Co.	KRW - South Korean Won	FICO - Financing Corp.
MSCO - Morgan Stanley	LKR - Sri Lankan Rupee	FRN - Floating Rate Note
UBSW - UBS AG	MXN - Mexican Peso	GO - General Obligation
	MYR - Malaysian Ringgit	HDC - Housing Development Corp.
	PHP - Philippine Peso	ISD - Independent School District
	PLN - Polish Zloty	L/C - Letter of Credit
	SEK - Swedish Krona	NATL - National Public Financial Guarantee Corp.
	SGD - Singapore Dollar	NATL RE - National Public Financial Guarantee Corp. Reinsured
	UYU - Uruguayan Peso	PIK - Payment-In-Kind
PSF - Permanent School Fund
SF - Single Family

FSI-49

Franklin Templeton Variable Insurance Products Trust

Franklin Strategic Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Securities Fund (the "Fund") at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

FSI-50

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Strategic Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $12,344,009 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

FSI-51

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND

This annual report for Franklin Templeton VIP Founding Funds Allocation Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	Inception (7/2/07)
Average Annual Total Return	+23.77%	+15.08%	+2.91%

*The Fund has an expense reduction contractually guaranteed through at least 4/30/14. Fund investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (7/2/07–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFA-1

Fund Goals and Main Investments: Franklin Templeton VIP Founding Funds Allocation Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 generated a +32.39% total return and the MSCI World Index produced a +27.36% total return for the same period.1

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations, underpinned by consumer and business spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Fund Risks: All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FFA-2

Outside the U.S., the eurozone emerged from its longest recession on record during the second half of 2013 and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

FFA-3

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the year under review, Mutual Shares Securities Fund – Class 1 and Franklin Income Securities Fund – Class 1 underperformed the S&P 500. Templeton Growth Securities Fund – Class 1 outperformed the MSCI World Index.

Thank you for your participation in Franklin Templeton VIP Founding Funds Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFA-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

FFA-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13–12/31/13	Expenses Paid During Period** 7/1/13–12/31/13
Actual	$1,000	$1,141.50	$1.89	$5.45
Hypothetical (5% return before expenses)	$1,000	$1,023.44	$1.79	$5.14

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (0.35%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (1.01%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FFA-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 1	2013	2012	2011		2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.55	$7.63	$7.73		$7.15	$5.61

Income from investment operations[a]:
Net investment income[b,c]	0.30	0.26	0.25		0.24	0.26
Net realized and unrealized gains (losses)	1.42	0.90	(0.35)		0.52	1.46

Total from investment operations	1.72	1.16	(0.10)		0.76	1.72

Less distributions from:
Net investment income	(1.15)	(0.24)	—	[d]	(0.18)	(0.18)
Net realized gains	(1.65)	—	—		— [d]	—

Total distributions	(2.80)	(0.24)	—	[d]	(0.18)	(0.18)

Net asset value, end of year	$7.47	$8.55	$7.63		$7.73	$7.15

Total return[e]	24.14%	15.56%	(1.28)%		10.64%	30.47%
Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	0.11%	0.11%	0.11%		0.11%	0.12%
Expenses net of waiver and payments by affiliates[f]	0.10%	0.10%	0.10%		0.10%	0.10%
Net investment income[c]	3.67%	4.06%	3.44%		3.04%	4.16%

Supplemental data
Net assets, end of year (000’s)	$952	$767	$470		$437	$629
Portfolio turnover rate	3.91%	28.46% [g]	58.42%		17.81%	4.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2013.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FFA-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 2	2013	2012	2011		2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.51	$7.59	$7.71		$7.14	$5.61

Income from investment operations[a]:
Net investment income[b,c]	0.27	0.25	0.23		0.21	0.26
Net realized and unrealized gains (losses)	1.42	0.89	(0.35)		0.52	1.44

Total from investment operations	1.69	1.14	(0.12)		0.73	1.70

Less distributions from:
Net investment income	(1.13)	(0.22)	—	[d]	(0.16)	(0.17)
Net realized gains	(1.65)	—	—		— [d]	—

Total distributions	(2.78)	(0.22)	—	[d]	(0.16)	(0.17)

Net asset value, end of year	$7.42	$8.51	$7.59		$7.71	$7.14

Total return[e]	23.77%	15.33%	(1.54)%		10.25%	30.25%
Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	0.36%	0.36%	0.36%		0.36%	0.37%
Expenses net of waiver and payments by affiliates[f]	0.35%	0.35%	0.35%		0.35%	0.35%
Net investment income[c]	3.42%	3.81%	3.19%		2.79%	3.91%

Supplemental data
Net assets, end of year (000’s)	$547,506	$472,686	$448,101		$488,057	$474,176
Portfolio turnover rate	3.91%	28.46% [g]	58.42%		17.81%	4.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2013.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FFA-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 4	2013	2012	2011		2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.49	$7.58	$7.71		$7.14	$5.62

Income from investment operations[a]:
Net investment income[b,c]	0.26	0.30	0.24		0.19	0.23
Net realized and unrealized gains (losses)	1.43	0.83	(0.37)		0.54	1.46

Total from investment operations	1.69	1.13	(0.13)		0.73	1.69

Less distributions from:
Net investment income	(0.99)	(0.22)	—	[d]	(0.16)	(0.17)
Net realized gains	(1.65)	—	—		— [d]	—

Total distributions	(2.64)	(0.22)	—	[d]	(0.16)	(0.17)

Net asset value, end of year	$7.54	$8.49	$7.58		$7.71	$7.14

Total return[e]	23.68%	15.17%	(1.67)%		10.24%	30.06%
Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	0.46%	0.46%	0.46%		0.46%	0.47%
Expenses net of waiver and payments by affiliates[f]	0.45%	0.45%	0.45%		0.45%	0.45%
Net investment income[c]	3.32%	3.71%	3.09%		2.69%	3.81%

Supplemental data
Net assets, end of year (000’s)	$676,781	$493,813	$2,860,928		$3,036,272	$1,424,479
Portfolio turnover rate	3.91%	28.46% [g]	58.42%		17.81%	4.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2013.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FFA-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin Templeton VIP Founding Funds Allocation Fund	Shares	Value
Investments in Underlying Funds[a]
Domestic Equity 33.1%
Mutual Shares Securities Fund, Class 1	18,485,942	$405,211,843

Domestic Hybrid 33.0%
Franklin Income Securities Fund, Class 1	24,462,601	404,122,168

Foreign Equity 33.2%
Templeton Growth Securities Fund, Class 1	26,312,175	407,049,352

Total Investments in Underlying Funds (Cost $865,558,414) 99.3%		1,216,383,363
Other Assets, less Liabilities 0.7%		8,854,633

Net Assets 100.0%		$1,225,237,996

aSee Note 7 regarding investments in Underlying Funds.

The accompanying notes are an integral part of these financial statements.

FFA-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin Templeton VIP Founding Funds Allocation Fund
Assets:
Investments in Underlying Funds: (Note 7)
Cost	$865,558,414

Value	$1,216,383,363
Cash	10,734,628
Receivables:
Investment securities sold	101,998
Capital shares sold	499,211
Other assets	24

Total assets	1,227,719,224

Liabilities:
Payables:
Capital shares redeemed	1,587,895
Administrative fees	101,998
Distribution fees	609,376
Accrued expenses and other liabilities	181,959

Total liabilities	2,481,228

Net assets, at value	$1,225,237,996

Net assets consist of:
Paid-in capital	$894,399,778
Undistributed net investment income	33,877,400
Net unrealized appreciation (depreciation)	350,824,949
Accumulated net realized gain (loss)	(53,864,131)

Net assets, at value	$1,225,237,996

Class 1:
Net assets, at value	$951,562

Shares outstanding	127,402

Net asset value and maximum offering price per share	$7.47

Class 2:
Net assets, at value	$547,505,858

Shares outstanding	73,770,699

Net asset value and maximum offering price per share	$7.42

Class 4:
Net assets, at value	$676,780,576

Shares outstanding	89,774,728

Net asset value and maximum offering price per share	$7.54

The accompanying notes are an integral part of these financial statements.

FFA-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin Templeton VIP Founding Funds Allocation Fund
Investment income:
Dividends from Underlying Funds (Note 7)	$41,026,041

Expenses:
Administrative fees (Note 3a)	1,088,163
Distribution fees: (Note 3b)
Class 2	1,272,748
Class 4	2,022,562
Unaffiliated transfer agent fees	727
Reports to shareholders	24,362
Professional fees	24,651
Trustees’ fees and expenses	4,163
Other	17,005

Total expenses	4,454,381
Expenses waived/paid by affiliates (Note 3d)	(70,907)

Net expenses	4,383,474

Net investment income	36,642,567

Realized and unrealized gains (losses):
Net realized gain (loss) from sale of investments in Underlying Funds (Note 7)	3,163,496
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	190,487,276

Net realized and unrealized gain (loss)	193,650,772

Net increase (decrease) in net assets resulting from operations	$230,293,339

The accompanying notes are an integral part of these financial statements.

FFA-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Templeton VIP Founding Funds Allocation Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$36,642,567	$117,257,889
Net realized gain (loss) from Underlying Funds	3,163,496	493,521,519
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	190,487,276	(130,850,160)

Net increase (decrease) in net assets resulting from operations	230,293,339	479,929,248

Distributions to shareholders from:
Net investment income:
Class 1	(113,893)	(14,007)
Class 2	(60,502,595)	(12,894,473)
Class 4	(59,385,848)	(102,116,912)
Net realized gains:
Class 1	(162,965)	—
Class 2	(88,234,067)	—
Class 4	(98,339,718)	—

Total distributions to shareholders	(306,739,086)	(115,025,392)

Capital share transactions: (Note 2)
Class 1	268,891	221,759
Class 2	115,298,186	(28,591,508)
Class 4	218,850,531	(2,678,766,884)

Total capital share transactions	334,417,608	(2,707,136,633)

Net increase (decrease) in net assets	257,971,861	(2,342,232,777)
Net assets:
Beginning of year	967,266,135	3,309,498,912

End of year	$1,225,237,996	$967,266,135

Undistributed net investment income included in net assets:
End of year	$33,877,400	$117,237,169

The accompanying notes are an integral part of these financial statements.

FFA-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Templeton VIP Founding Funds Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FFA-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Security Transactions, Investment Income, Expenses and Distributions (continued)

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	24,967	$213,393	49,376	$392,149
Shares issued in reinvestment of distributions	41,633	276,858	1,805	14,007
Shares redeemed	(28,865)	(221,360)	(23,150)	(184,397)

Net increase (decrease)	37,735	$268,891	28,031	$221,759

Class 2 Shares:
Shares sold	9,475,437	$72,686,096	2,983,614	$23,927,917
Shares issued in reinvestment of distributions	22,467,774	148,736,662	1,665,953	12,894,473
Shares redeemed	(13,700,538)	(106,124,572)	(8,143,086)	(65,413,898)

Net increase (decrease)	18,242,673	$115,298,186	(3,493,519)	$(28,591,508)

FFA-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2013		2012
Class 4 Shares:	Shares	Amount	Shares	Amount
Shares sold	14,101,836	$107,566,000	204,285,414	$1,616,018,782
Shares issued on reinvestment of distributions	23,436,191	157,725,566	13,227,579	102,116,912
Shares redeemed in-kind (Note 9)	—	—	(291,650,709)	(2,437,937,443)
Shares redeemed	(5,915,495)	(46,441,035)	(245,221,948)	(1,958,965,135)

Net increase (decrease)	31,622,532	$218,850,531	(319,359,664)	$(2,678,766,884)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Waiver and Expense Reimbursements

FT Services contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$120,002,336	$115,025,392
Long term capital gain	186,736,750	—

	$306,739,086	$115,025,392

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$920,504,987

Unrealized appreciation	$295,878,376
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$295,878,376

Undistributed ordinary income	$34,795,058
Undistributed long term capital gains	164,775

Distributable earnings	$34,959,833

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2013, aggregated $106,026,041 and $42,206,902, respectively.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

7. INVESTMENTS IN UNDERLYING FUNDS

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Investments in Underlying Funds for the year ended December 31, 2013, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Year
Franklin Income Securities Fund, Class 1	20,629,424	4,171,757	338,580	24,462,601	$404,122,168	$22,456,917	$(88,950)	5.42%
Mutual Shares Securities Fund, Class 1	18,291,713	982,120	787,891	18,485,942	405,211,843	8,239,696	1,395,774	7.56%
Templeton Growth Securities Fund, Class 1	26,363,969	1,524,464	1,576,258	26,312,175	407,049,352	10,329,428	1,856,672	19.07%

Total					$1,216,383,363	$41,026,041	$3,163,496

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

9. REDEMPTION IN-KIND

During the year ended December 31, 2012, the Fund realized $516,992,768 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Underlying Funds.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

10. FAIR VALUE MEASUREMENTS (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin Templeton VIP Founding Funds Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton VIP Founding Funds Allocation Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

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Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $186,736,750 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 9.91% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

At December 31, 2013, the Fund, a qualified fund of funds under Sections 852(g)(2) of the Code, received an allocation of foreign taxes paid from one or more of its underlying funds. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2014 distribution date, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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FRANKLIN U.S. GOVERNMENT FUND

We are pleased to bring you Franklin U.S. Government Fund’s annual report for the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	-2.24%	+2.70%	+3.75%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Barclays U.S. Government Index: Intermediate Component, the Lipper VIP General U.S. Government Funds Classification Average and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Barclays U.S. Government Index: Intermediate Component, had a -1.25% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, had a -3.82% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the 12-month period ended December 31, 2013, especially in the second half, driven by consumer spending and rising inventories. In addition, business investment, net exports, and state and local government spending picked up in the second quarter, somewhat offsetting the impact of federal budget cuts. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing expanded for most of the period under review, and the unemployment rate declined to 6.7% in December from 7.8% a year earlier.3 Inflation remained well below the Federal Reserve Board’s (Fed’s) 2.0% target.

At the start of 2013, the Fed expanded its asset purchase program to $85 billion per month from $40 billion of mortgage-backed securities. Fed Chairman Ben Bernanke indicated in May that the Fed might reduce monthly asset purchases, triggering a bond market sell-off that raised long-term U.S. Treasury yields to a two-year high. In September and October, long-term yields retreated after the Fed reassured investors it would maintain its current pace of purchases as it awaited more evidence of a sustainable economic expansion. In December, the Fed announced it would reduce its bond purchases $10 billion a month

1. Source: © 2014 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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beginning in January 2014 while keeping interest rates low. After the announcement, yields on U.S. Treasuries remained largely stable.

The year started on a positive note with Congress passing a budget bill that averted automatic federal budget cuts and income tax increases. However, Washington’s lack of consensus on proposed expenditure reductions resulted in federal spending cuts starting in March. A U.S. budget impasse, which led to a temporary shutdown of non-essential government services in October, ended after Congress agreed to fund the government until January 2014 and raise the debt limit until February. Congress passed a two-year budget deal in December that would ease automatic spending cuts in 2014 and reduce the risk of another government shutdown.

Although the Fed’s asset purchase program continued to put downward pressure on long-term interest rates, investor concerns about the eventual reduction of asset purchases pushed the 10-year U.S. Treasury note yield to 3.04% at period-end from 1.78% on December 31, 2012. Investors also anticipated higher interest rates and pulled back from the fixed income markets overall. For the year under review, most fixed income markets declined in value.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

Markets were volatile during the fiscal year given uncertainty regarding global economic growth, the political climate and domestic fiscal policy. U.S. economic data displayed a still-nascent but firming trend. Even with increased taxes and a decline in government spending, consumer spending increased, supported by declining unemployment, improving confidence and a generally low inflation rate. The housing market continued to strengthen despite rising interest rates.

Mortgage market performance continued to be highly influenced by investor expectations about the Fed’s potential policy moves and the anticipated beginning of tapering, the gradual reduction of excess stimulus purchases. In September, the Fed defied expectations by announcing it would refrain from reducing its purchases, citing fiscal

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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uncertainty and an increase in interest rates. Interest rates rose over the period as financial markets tried to anticipate and prepare for potential tapering. In December, reflecting more confidence in the economic outlook, the Fed decided to cut its monthly asset purchases from $85 billion to $75 billion starting in January 2014, with the reduction split evenly between mortgage-backed securities (MBS) and Treasuries. It should be noted that the Fed left open the possibility of increasing its monthly bond purchases if the economy does not improve according to the Fed’s expectations. We believe the Fed remained dependent on economic data to make its decisions and did not follow a preset course.

Mortgage market performance generally rebounded, posting negative total returns but positive excess returns during the period, outperforming similar duration Treasuries. In our view, agency mortgages were fully valued. Investor awareness about when tapering would begin reduced anxiety. Questions still remained, however, about the demand source for agency MBS after the Fed ends its buying program. We felt demand from banks, mortgage real estate investment trusts, overseas investors and domestic money managers was questionable given market conditions and spread levels at year-end. The recent decline in gross issuance may continue to tighten spreads, but we believed spreads at period-end were too tight and did not adequately compensate investors for the risks. Interest rates and mortgage rates moved higher as actual prepayment levels declined.

Within the agency mortgage pass-through sector, Ginnie Mae (GNMA) MBS lagged their Fannie Mae and Freddie Mac conventional counterparts on an excess returns basis. Within GNMAs, those with higher coupons in the 5.0% through 6.0% range were the best performers while lower coupon 3.0% and 3.5% GNMAs underperformed.

The Fund’s investment process and strategy did not change and the team continued to look for strong cash-flow fundamentals and valuations to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasized agency pass-throughs, primarily GNMA MBS, which remain the only MBS backed by the full faith and credit of the U.S. government, and invested in other agency securities for diversification.4 We remained more heavily allocated to the GNMA sector and added to lower coupon 3.5% GNMA IIs (pools of

4. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

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mortgages from multiple issuers). We favored GNMAs over conventional MBS and added exposure to GNMA IIs as they offered superior prepayment profiles, in our view, and a more diversified servicer concentration.

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin U.S. Government Fund – Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,002.40	$3.73
Hypothetical (5% return before expenses)	$1,000	$1,021.48	$3.77

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin U.S. Government Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.57	$13.67	$13.34	$13.08	$13.19

Income from investment operations[a]:
Net investment income[b]	0.24	0.32	0.42	0.47	0.52
Net realized and unrealized gains (losses)	(0.51)	(0.03)	0.36	0.25	(0.09)

Total from investment operations	(0.27)	0.29	0.78	0.72	0.43

Less distributions from net investment income	(0.39)	(0.39)	(0.45)	(0.46)	(0.54)

Net asset value, end of year	$12.91	$13.57	$13.67	$13.34	$13.08

Total return[c]	(1.99)%	2.12%	5.96%	5.56%	3.34%
Ratios to average net assets
Expenses	0.49% [d]	0.50%	0.51%	0.52%	0.53%
Net investment income	1.84%	2.36%	3.11%	3.51%	3.96%

Supplemental data
Net assets, end of year (000’s)	$99,947	$126,536	$136,628	$157,551	$162,524
Portfolio turnover rate	69.47%	45.89%	37.89%	51.04%	27.51%
Portfolio turnover rate excluding mortgage dollar rolls[e]	67.80%	45.89%	37.89%	51.04%	27.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(c) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.31	$13.42	$13.11	$12.87	$12.99

Income from investment operations[a]:
Net investment income[b]	0.21	0.28	0.38	0.43	0.48
Net realized and unrealized gains (losses)	(0.50)	(0.03)	0.35	0.24	(0.09)

Total from investment operations	(0.29)	0.25	0.73	0.67	0.39

Less distributions from net investment income	(0.37)	(0.36)	(0.42)	(0.43)	(0.51)

Net asset value, end of year	$12.65	$13.31	$13.42	$13.11	$12.87

Total return[c]	(2.24)%	1.89%	5.68%	5.28%	3.09%
Ratios to average net assets
Expenses	0.74% [d]	0.75%	0.76%	0.77%	0.78%
Net investment income	1.59%	2.11%	2.86%	3.26%	3.71%

Supplemental data
Net assets, end of year (000’s)	$1,267,994	$1,206,089	$894,699	$703,997	$557,809
Portfolio turnover rate	69.47%	45.89%	37.89%	51.04%	27.51%
Portfolio turnover rate excluding mortgage dollar rolls[e]	67.80%	45.89%	37.89%	51.04%	27.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(c) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Franklin U.S. Government Fund	Principal Amount	Value
Corporate Bonds 1.1%
Private Export Funding Corp., secured bond, 2.80%, 5/15/22	$9,000,000	$8,731,827
senior secured note, 3.05%, 10/15/14	6,500,000	6,643,884

Total Corporate Bonds (Cost $16,126,779)		15,375,711

Foreign Government and Agency Securities 0.7%
Government of Tunisia, 1.686%, 7/16/19	7,000,000	6,800,206
International Bank for Reconstruction and Development,
2, zero cpn., 2/15/16	1,868,000	1,837,991
Principal Strip, 7/15/17	1,761,000	1,656,819

Total Foreign Government and Agency Securities (Cost $10,615,362)		10,295,016

Mortgage-Backed Securities 75.8%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 4.9%
FHLMC, 1.607% - 2.36%, 6/01/14 - 5/01/43	12,926,871	13,572,116
FHLMC, 2.363% - 2.486%, 10/01/22 - 9/01/38	10,832,440	11,453,168
FHLMC, 2.487%, 6/01/37	14,721,760	15,557,635
FHLMC, 2.49% - 2.62%, 1/01/23 - 9/01/38	10,144,091	10,770,585
FHLMC, 2.622% - 5.114%, 12/01/18 - 8/01/41	12,720,880	13,545,802
FHLMC, 5.195% - 6.137%, 8/01/24 - 11/01/39	1,846,223	1,956,243

		66,855,549

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.4%
FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	4,238,992	4,551,093
FHLMC Gold 30 Year, 3.00%, 5/01/43	706,867	671,831
FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43	8,978,357	9,148,596
FHLMC Gold 30 Year, 4.00%, 9/01/40 - 2/01/41	9,262,807	9,536,209
FHLMC Gold 30 Year, 4.00%, 12/01/41	5,106,595	5,258,473
FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	8,260,548	8,768,729
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	11,687,572	12,636,470
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	4,020,596	4,406,707
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	2,479,044	2,774,217
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	1,067,437	1,189,868
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	442,092	488,534
FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	6,277	6,729
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	12,181	13,604
FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	768,811	940,456
FHLMC PC 30 Year, 8.00%, 1/01/17 - 5/01/17	3,548	3,564
FHLMC PC 30 Year, 8.50%, 9/01/20	712	784

		60,395,864

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 14.0%
FNMA, 1.218% - 2.125%, 4/01/16 - 10/01/44	9,810,357	10,249,840
FNMA, 2.126 - 2.201%, 1/01/28 - 10/01/37	11,012,213	11,556,520
FNMA, 2.206% - 2.224%, 11/01/26 - 1/01/40	10,821,285	11,352,571
FNMA, 2.225% - 2.251%, 1/01/17 - 10/01/36	5,634,316	5,936,101
FNMA, 2.256%, 7/01/38	12,865,252	13,633,490
FNMA, 2.258% - 2.335%, 7/01/23 - 4/01/40	13,040,150	13,808,695
FNMA, 2.335%, 8/01/36	15,212,271	16,098,084
FNMA, 2.337% - 2.369%, 7/01/25 - 12/01/40	3,250,647	3,444,522
FNMA, 2.369%, 10/01/35	14,863,465	15,709,344
FNMA, 2.37% - 2.42%, 10/01/19 - 12/01/40	11,334,590	12,069,868
FNMA, 2.421% - 2.481%, 9/01/18 - 10/01/41	12,135,818	12,839,435

FUS-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.485% - 2.619%, 6/01/23 - 4/01/38	$9,124,722	$9,661,339
FNMA, 2.624%, 9/01/37	41,795,793	44,508,384
FNMA, 2.625% - 7.21%, 8/01/18 - 11/01/47	9,201,002	9,701,705

		190,569,898

Federal National Mortgage Association (FNMA) Fixed Rate 5.7%
FNMA 15 Year, 5.50%, 6/01/16 - 1/01/25	4,289,443	4,702,236
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	234,866	245,644
FNMA 30 Year, 3.00%, 12/01/42	360,227	343,093
FNMA 30 Year, 4.00%, 1/01/41 - 6/01/41	11,897,391	12,277,328
FNMA 30 Year, 4.00%, 8/01/41	6,592,403	6,802,977
FNMA 30 Year, 4.50%, 8/01/40 - 12/01/40	11,942,544	12,680,136
FNMA 30 Year, 4.50%, 4/01/41 - 6/01/41	6,942,115	7,371,011
FNMA 30 Year, 5.00%, 3/01/34 - 9/01/40	11,730,753	12,767,205
FNMA 30 Year, 5.00%, 7/01/41	3,054,768	3,376,133
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	4,203,354	4,635,901
FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	8,017,384	8,923,849
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	1,333,904	1,484,539
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	38,972	42,235
FNMA 30 Year, 8.00%, 3/01/22 - 2/01/25	140,415	149,357
FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	1,413	1,560
FNMA 30 Year, 9.00%, 10/01/26	193,132	224,743
FNMA GL 30 Year, 8.00%, 8/01/19	19,913	20,021
FNMA PL 30 Year, 5.50%, 4/01/34	2,060,370	2,253,808

		78,301,776

Government National Mortgage Association (GNMA) Fixed Rate 46.8%
GNMA I SF 30 Year, 3.00%, 7/15/42	843,730	816,693
GNMA I SF 30 Year, 4.00%, 9/15/41 - 10/15/41	6,220,529	6,483,653
GNMA I SF 30 Year, 4.50%, 1/15/39 - 7/15/39	9,391,074	10,087,530
GNMA I SF 30 Year, 4.50%, 7/15/39 - 11/15/39	12,117,787	12,995,861
GNMA I SF 30 Year, 4.50%, 11/15/39 - 3/15/40	11,888,734	12,746,431
GNMA I SF 30 Year, 4.50%, 4/15/40 - 6/15/40	9,823,279	10,519,370
GNMA I SF 30 Year, 4.50%, 7/15/40 - 6/15/41	11,859,243	12,743,216
GNMA I SF 30 Year, 5.00%, 6/15/30 - 2/15/39	11,776,784	12,898,644
GNMA I SF 30 Year, 5.00%, 4/15/39 - 9/15/39	12,070,616	13,121,709
GNMA I SF 30 Year, 5.00%, 9/15/39 - 11/15/39	9,035,054	9,898,387
GNMA I SF 30 Year, 5.00%, 11/15/39 - 1/15/40	5,929,332	6,497,645
GNMA I SF 30 Year, 5.00%, 2/15/40 - 3/15/40	10,443,549	11,447,770
GNMA I SF 30 Year, 5.00%, 3/15/40 - 6/15/40	10,221,726	11,192,502
GNMA I SF 30 Year, 5.00%, 9/15/40	2,427,370	2,678,989
GNMA I SF 30 Year, 5.50%, 11/15/28 - 5/15/37	12,134,226	13,430,964
GNMA I SF 30 Year, 5.50%, 6/15/37 - 10/15/39	3,320,080	3,672,113
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	8,519,972	9,519,016
GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/38	3,870,907	4,345,796
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	1,032,808	1,109,522
GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	1,024,293	1,171,530
GNMA I SF 30 Year, 8.00%, 3/15/17 - 5/15/24	306,671	325,256
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	112,701	120,777
GNMA I SF 30 Year, 9.00%, 6/15/16 - 5/15/20	27,316	27,571
GNMA I SF 30 Year, 9.50%, 7/15/16 - 12/15/20	97,357	101,548
GNMA I SF 30 Year, 10.00%, 10/15/17 - 8/15/21	55,241	58,139
GNMA II SF 30 Year, 3.00%, 12/20/42	392,639	380,291

FUS-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 3.50%, 12/20/40 - 7/20/42	$5,666,929	$5,728,933
GNMA II SF 30 Year, 3.50%, 8/20/42	17,158,622	17,342,015
GNMA II SF 30 Year, 3.50%, 9/20/42	48,066,744	48,581,050
GNMA II SF 30 Year, 3.50%, 10/20/42	14,883,142	15,042,379
GNMA II SF 30 Year, 3.50%, 11/20/42	29,591,878	29,908,258
GNMA II SF 30 Year, 3.50%, 12/20/42	21,605,943	21,837,460
GNMA II SF 30 Year, 3.50%, 1/20/43	36,550,256	36,941,680
GNMA II SF 30 Year, 3.50%, 3/20/43	14,077,516	14,228,312
GNMA II SF 30 Year, 3.50%, 4/20/43	17,590,061	17,778,781
GNMA II SF 30 Year, 3.50%, 5/20/43	30,015,328	30,336,165
GNMA II SF 30 Year, 3.50%, 6/20/43	13,670,008	13,816,144
GNMA II SF 30 Year, 4.00%, 11/20/39 - 11/20/40	10,360,386	10,795,847
GNMA II SF 30 Year, 4.00%, 12/20/40 - 1/20/41	10,399,081	10,835,500
GNMA II SF 30 Year, 4.00%, 2/20/41 - 7/20/41	10,845,791	11,300,752
GNMA II SF 30 Year, 4.00%, 9/20/41	2,575,690	2,683,782
GNMA II SF 30 Year, 4.00%, 11/20/41	19,085,895	19,876,583
GNMA II SF 30 Year, 4.00%, 12/20/41 - 1/20/42	7,895,740	8,223,129
GNMA II SF 30 Year, 4.00%, 8/20/42	19,683,149	20,501,079
GNMA II SF 30 Year, 4.50%, 10/20/39 - 1/20/41	10,458,618	11,229,338
GNMA II SF 30 Year, 4.50%, 3/20/41 - 5/20/41	12,339,050	13,236,939
GNMA II SF 30 Year, 4.50%, 6/20/41	10,422,395	11,163,651
GNMA II SF 30 Year, 4.50%, 7/20/41	10,727,717	11,490,431
GNMA II SF 30 Year, 4.50%, 9/20/41	16,227,294	17,381,844
GNMA II SF 30 Year, 4.50%, 10/20/41	3,585,890	3,849,864
GNMA II SF 30 Year, 4.50%, 3/20/42	10,564,171	11,339,367
GNMA II SF 30 Year, 5.00%, 9/20/33 - 7/20/39	12,211,546	13,324,118
GNMA II SF 30 Year, 5.00%, 12/20/39 - 6/20/40	4,182,915	4,575,948
GNMA II SF 30 Year, 5.00%, 8/20/41 - 9/20/41	9,808,507	10,715,370
GNMA II SF 30 Year, 5.00%, 10/20/42	2,754,214	2,989,801
GNMA II SF 30 Year, 5.50%, 5/20/34 - 5/20/36	12,153,841	13,515,191
GNMA II SF 30 Year, 5.50%, 6/20/36 - 6/20/38	955,866	1,055,191
GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	8,111,892	9,097,111
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	987,913	1,128,467
GNMA II SF 30 Year, 7.00%, 5/20/32	16,752	19,765
GNMA II SF 30 Year, 7.50%, 11/20/17 - 5/20/33	198,204	224,565
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	20,688	22,379
GNMA II SF 30 Year, 9.50%, 4/20/25	2,758	2,777

		640,510,889

Total Mortgage-Backed Securities (Cost $1,041,647,585)		1,036,633,976

U.S. Government and Agency Securities 18.4%
AID-Israel,
7-Z, U.S. Government Guaranteed, Strip, 8/15/22	5,619,000	4,189,976
U.S. Government Guaranteed, Strip, 5/01/17	5,000,000	4,788,400
Federal Agricultural Mortgage Corp.,
1.41%, 3/06/20	10,000,000	9,292,080
2.66%, 4/12/22	7,000,000	6,695,108
4.30%, 5/13/19	1,010,000	1,110,660
[b] Federal Agricultural Mortgage Corp. Guaranteed Trust 07-1, 144A, 5.125%, 4/19/17	5,000,000	5,657,505
FFCB, 1.50%, 11/16/15	10,000,000	10,218,170
FHLB,
4.75%, 12/16/16	17,000,000	18,995,154
5.25%, 6/05/17	9,000,000	10,255,635

FUS-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
U.S. Government and Agency Securities (continued)
FICO,
12, Strip, 6/06/18	$4,627,000	$4,252,278
13P, Strip, 12/27/18	2,500,000	2,256,612
15, Strip, 3/07/16	15,000,000	14,740,800
15P, Strip, 3/07/19	1,798,000	1,606,220
16, Strip, 4/05/17	12,367,000	11,875,399
1P, Strip, 5/11/18	10,000,000	9,232,710
A-P, Strip, 2/08/18	1,000,000	930,879
B-P, Strip, 4/06/18	1,405,000	1,301,266
E-P, Strip, 11/02/18	1,296,000	1,176,417
FNMA, senior note, 5.375%, 6/12/17	17,800,000	20,364,286
Overseas Private Investment Corp., Strip, 11/18/16	2,650,000	2,644,244
SBA,
[a] FRN, 3.125%, 3/25/18	337,584	340,793
PC, 1995-20L, 1, 6.45%, 12/01/15	91,765	95,658
PC, 1996-20L, 1, 6.70%, 12/01/16	143,673	150,168
PC, 1997-20G, 1, 6.85%, 7/01/17	177,353	186,320
PC, 1998-20I, 1, 6.00%, 9/01/18	597,767	636,712
TVA,
1.875%, 8/15/22	6,000,000	5,350,098
5.88%, 4/01/36	5,000,000	5,793,665
Strip, 11/01/18	2,644,000	2,354,138
Strip, 6/15/19	5,973,000	5,176,058
Strip, 6/15/20	6,138,000	5,059,695
U.S. Treasury Note,
0.875%, 11/30/16	2,500,000	2,508,202
1.25%, 1/31/19	10,000,000	9,748,440
1.75%, 10/31/18	3,000,000	3,011,718
2.375%, 8/31/14	8,000,000	8,118,592
2.375%, 9/30/14	17,000,000	17,282,897
2.375%, 10/31/14	7,000,000	7,128,926
2.50%, 4/30/15	6,950,000	7,160,668
4.25%, 8/15/15	20,000,000	21,280,860
4.75%, 5/15/14	8,000,000	8,136,560

Total U.S. Government and Agency Securities (Cost $250,052,882)		251,103,967

Total Investments before Short Term Investments (Cost $1,318,442,608)		1,313,408,670

Short Term Investments 3.7%
Mortgage-Backed Securities (Cost $433) 0.0%†
[a] Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 2.00%, 7/01/14	413	413

Total Investments before Repurchase Agreements (Cost $1,318,443,041)		1,313,409,083

FUS-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Short Term Investments (continued)
Repurchase Agreements (Cost $50,946,260) 3.7%
[c] Joint Repurchase Agreement, 0.008%, 1/02/14 (Maturity Value $50,946,281)	$50,946,260	$50,946,260
BNP Paribas Securities Corp. (Maturity Value $3,887,711)
Credit Suisse Securities (USA) LLC (Maturity Value $11,663,132)
Deutsche Bank Securities Inc. (Maturity Value $6,820,179)
HSBC Securities (USA) Inc. (Maturity Value $16,328,793)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $7,581,315)
Morgan Stanley & Co. LLC (Maturity Value $4,665,151)

Collateralized by U.S. Government Agency Securities, 0.00% - 4.125%, 1/15/14 - 3/07/18; [d]U.S. Government Agency Discount Notes, 8/19/14; [d]U.S. Treasury Bills, 9/18/14; U.S. Treasury Bonds, 8.875% - 9.125%, 5/15/17 - 5/15/18; U.S. Treasury Notes, 0.25% - 4.75%, 1/15/15 - 12/31/18; and U.S. Treasury Notes, Index Linked, 1.375% - 1.625%, 1/15/18 - 7/15/18 (valued at $51,966,920)

Total Investments (Cost $1,369,389,301) 99.7%		1,364,355,343
Other Assets, less Liabilities 0.3%		3,586,272

Net Assets 100.0%		$1,367,941,615

See Abbreviations on page FUS-24.

†Rounds to less than 0.1% of net assets.

aThe coupon rate shown represents the rate at period end.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, value of this security was $5,657,505, representing 0.41% of net assets.

cSee Note 1(b) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FUS-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Franklin U.S. Government Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,318,443,041
Cost - Repurchase agreements	50,946,260

Total cost of investments	$1,369,389,301

Value - Unaffiliated issuers	$1,313,409,083
Value - Repurchase agreements	50,946,260

Total value of investments	1,364,355,343
Receivables:
Investment securities sold	778,014
Capital shares sold	513,831
Interest	4,378,852
Other assets	31

Total assets	1,370,026,071

Liabilities:
Payables:
Capital shares redeemed	828,124
Management fees	545,523
Distribution fees	531,523
Reports to shareholders	129,457
Accrued expenses and other liabilities	49,829

Total liabilities	2,084,456

Net assets, at value	$1,367,941,615

Net assets consist of:
Paid-in capital	$1,369,864,900
Undistributed net investment income	33,340,615
Net unrealized appreciation (depreciation)	(5,033,958)
Accumulated net realized gain (loss)	(30,229,942)

Net assets, at value	$1,367,941,615

Class 1:
Net assets, at value	$99,947,296

Shares outstanding	7,744,120

Net asset value and maximum offering price per share	$12.91

Class 2:
Net assets, at value	$1,267,994,319

Shares outstanding	100,264,831

Net asset value and maximum offering price per share	$12.65

The accompanying notes are an integral part of these financial statements.

FUS-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Franklin U.S. Government Fund
Investment income:
Interest	$44,990,263
Paydown gain (loss)	(13,154,027)

Total investment income	31,836,236

Expenses:
Management fees (Note 3a)	6,381,457
Distribution fees - Class 2 (Note 3c)	3,122,961
Unaffiliated transfer agent fees	614
Custodian fees (Note 4)	11,824
Reports to shareholders	197,425
Trustees’ fees and expenses	5,457
Other	106,289

Total expenses	9,826,027
Expense reductions (Note 4)	(10)

Net expenses	9,826,017

Net investment income	22,010,219

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(4,159,151)
Net change in unrealized appreciation (depreciation) on investments	(49,606,935)

Net realized and unrealized gain (loss)	(53,766,086)

Net increase (decrease) in net assets resulting from operations	$(31,755,867)

The accompanying notes are an integral part of these financial statements.

FUS-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin U.S. Government Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$22,010,219	$24,990,033
Net realized gain (loss) from investments	(4,159,151)	3,245,395
Net change in unrealized appreciation (depreciation) on investments	(49,606,935)	(6,663,913)

Net increase (decrease) in net assets resulting from operations	(31,755,867)	21,571,515

Distributions to shareholders from:
Net investment income:
Class 1	(3,416,984)	(3,761,370)
Class 2	(35,241,458)	(27,304,487)

Total distributions to shareholders	(38,658,442)	(31,065,857)

Capital share transactions: (Note 2)
Class 1	(20,692,170)	(9,172,267)
Class 2	126,422,957	319,964,942

Total capital share transactions	105,730,787	310,792,675

Net increase (decrease) in net assets	35,316,478	301,298,333
Net assets:
Beginning of year	1,332,625,137	1,031,326,804

End of year	$1,367,941,615	$1,332,625,137

Undistributed net investment income included in net assets:
End of year	$33,340,615	$35,557,215

The accompanying notes are an integral part of these financial statements.

FUS-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin U.S. Government Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 41.89% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on

FUS-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Joint Repurchase Agreement (continued)

their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2013.

c. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	543,938	$7,320,837	1,027,364	$14,057,416
Shares issued in reinvestment of distributions	262,643	3,416,984	279,656	3,761,370
Shares redeemed	(2,385,700)	(31,429,991)	(1,981,396)	(26,991,053)

Net increase (decrease)	(1,579,119)	$(20,692,170)	(674,376)	$(9,172,267)

Class 2 Shares:
Shares sold	21,495,475	$278,880,113	30,970,663	$414,540,207
Shares issued in reinvestment of distributions	2,759,707	35,241,458	2,066,956	27,304,487
Shares redeemed	(14,590,310)	(187,698,614)	(9,110,319)	(121,879,752)

Net increase (decrease)	9,664,872	$126,422,957	23,927,300	$319,964,942

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

FUS-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2014	$1,618,397
2015	2,329,071
2016	841,479
2017	401,851
2018	426,637

Capital loss carryforwards not subject to expiration:
Short term	15,192,272
Long term	9,310,380

Total capital loss carryforwards	$30,120,087

On December 31, 2013, the Fund had expired pre-enactment capital loss carryforwards of $2,102,640, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$38,658,442	$31,065,857

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,373,938,664

Unrealized appreciation	$19,856,945
Unrealized depreciation	(29,440,266)

Net unrealized appreciation (depreciation)	$(9,583,321)

Distributable earnings – undistributed ordinary income	$37,780,132

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $1,000,880,351 and $918,034,175, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a

FUS-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

7. CREDIT FACILITY (continued)

source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs. For detailed categories, see the accompanying Statement of Investments.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FUS-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

ABBREVIATIONS
Selected Portfolio

FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FICO - Financing Corp.
FRN - Floating Rate Note
GL - Government Loan
PC - Participation Certificate
PL - Project Loan
SBA - Small Business Administration
SF - Single Family
TVA - Tenessee Valley Authority

FUS-24

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

FUS-25

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

This annual report for Mutual Global Discovery Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+27.61%	+14.15%	+10.09%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Global Discovery Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

MGD-1

Fund Goal and Main Investments: Mutual Global Discovery Securities Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI World Index, generated a +27.36% total return and the S&P 500 posted a +32.39% total return for the same period.1

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

MGD-2

Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

MGD-3

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

In an environment of generally rising equity prices, many Fund investments increased in value during the year. Top contributors included U.K.-based mobile telephony operator Vodafone Group, U.S.-based managed health care company Cigna and Germany-based retailer Metro.

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company’s stock rallied in the second half of the year, driven largely by the long-anticipated sale of its 45% stake in Verizon Wireless to Verizon Communications at what we considered to be an attractive price. Vodafone said it planned to return two-thirds of the capital from the sale to shareholders and use the balance to invest in growth initiatives in its core markets and to reduce debt. Following the deal, we continued to view Vodafone as a potentially compelling stock, given that the economic environment in Europe has shown signs of stabilizing, the regulatory environment is easing and we believe the company may be close to monetizing its investments in data services.

What is meant by “hedge”?

To hedge a position is to seek to reduce the risk of adverse price movements in an asset. Normally, a hedge is implemented as an offsetting position in a related security, such as a currency forward contract.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

MGD-4

Shares of Cigna benefited from improved investor sentiment early in the period following the company’s divestiture of its legacy run-off insurance business. Partially as a result of the divestiture, three major independent credit rating agencies issued positive outlooks for the company’s debt. Additionally, operational performance also improved as Cigna reported strong results in its core businesses. In October, Cigna increased its outlook for fiscal year 2013 consolidated adjusted income from operations. In our assessment, the outlook was among the more favorable in the managed care industry, owing to the company’s low exposure to potentially negative elements of upcoming health care reforms.

Metro, which runs Europe’s largest cash and carry business as well as Germany’s largest department store chain, benefited from ongoing restructuring efforts led by a revamped management team. Management’s plans to create value by exiting non-core markets while improving profitability in Germany supported improved investor sentiment as quarterly operating profits exceeded consensus estimates. A rise in net cash flow from operations and proceeds from the disposal of various business units allowed Metro to significantly reduce its net debt. At period-end, the company was also considering a spin-off of its Russian operations, a move we believed could potentially unlock further value. Additionally, shares were positively affected by rising sentiment that European consumer spending stands to grow.

During the 12 months under review, some of the Fund’s investments lost value and negatively affected performance. Key detractors included Hong Kong-based conglomerate Jardine Matheson Holdings, French power and transportation firm Alstom and U.K.-based metals and mining company Anglo American.

Exposure to emerging markets in Asia negatively affected Jardine Matheson Holdings. A growing belief that the Fed was close to winding down its quantitative easing program, which the central bank confirmed in December, contributed to capital outflows from those markets during the year. Operationally, strong performance at the company’s Hong Kong Land business was offset by weak results for Indonesian automotive producer and distributor Astra International, which struggled amid poor demand for heavy machinery and a weakening Indonesian rupiah. We viewed the recent headwinds as a cyclical issue for emerging markets, and at period-end we remained confident in our investment thesis given Jardine Matheson’s cash generation ability and robust balance sheet.

Top 10 Equity Holdings

Mutual Global Discovery Securities Fund 12/31/13

Company Sector/Industry, Country	% of Total Net Assets
Vodafone Group PLC	3.3%
Wireless Telecommunication Services, U. K.
Microsoft Corp.	2.4%
Software, U.S.
Merck & Co. Inc.	2.3%
Pharmaceuticals, U.S.
A.P. Moeller-Maersk AS, B	2.2%
Marine, Denmark
ACE Ltd.	2.2%
Insurance, U.S.
Apple Inc.	2.2%
Computers & Peripherals, U.S.
Royal Dutch Shell PLC, A	2.2%
Oil, Gas & Consumable Fuels, U.K.
American International Group Inc.	2.2%
Insurance, U.S.
ING Groep NV, IDR	2.1%
Diversified Financial Services, Netherlands
Metro AG	2.0%
Food & Staples Retailing, Germany

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

MGD-5

Alstom is an industrial conglomerate with a focus on power generation, transmission and transportation. Shares declined as the company reduced its organic sales growth estimates during the year and also pushed out its operating margin target by one to two years. Later, investors grew more concerned about the company’s ability to generate sufficient free cash flow to reduce its debt level.

The share price of Anglo American was negatively affected by declining prices for several of the commodities it produces. Uncertainty surrounding possible restructuring actions also weighed on the stock price. In January, the company appointed a new chief executive officer, tasked with a mandate to improve operations and capital discipline. Despite the price decline during the year, at period-end, we maintained a favorable outlook for the stock as the new management team remained focused on improving operational performance and returns with the aim of increasing shareholder value.

During the year, the Fund held currency forwards and futures to somewhat hedge the currency risk of the Fund’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance during the period.

Thank you for your participation in Mutual Global Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Sectors/Industries

Mutual Global Discovery Securities Fund 12/31/13

% of Total Net Assets
Commercial Banks	9.5%
Insurance	7.5%
Oil, Gas & Consumable Fuels	7.5%
Diversified Financial Services	5.9%
Pharmaceuticals	5.5%
Food & Staples Retailing	5.5%
Tobacco	4.8%
Software	4.5%
Media	3.7%
Wireless Telecommunication Services	3.3%

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

MGD-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Global Discovery Securities Fund – Class 2

MGD-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,141.00	$6.58
Hypothetical (5% return before expenses)	$1,000	$1,019.06	$6.21

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.22%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MGD-8

SUPPLEMENT DATED JANUARY 2, 2014

TO THE PROSPECTUS

DATED MAY 1, 2013

OF

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The Fund Details “Management” section disclosure concerning the portfolio management team beginning on page MGD-D8 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued. The portfolio managers of the team are as follows:

PETER A. LANGERMAN Chairman, President and Chief Executive Officer of Franklin Mutual	Mr. Langerman has been a co-lead portfolio manager since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the Funds’ former manager.

PHILIPPE BRUGERE-TRELAT Executive Vice President of Franklin Mutual	Mr. Brugere-Trelat has been a co-lead portfolio manager of the Fund since 2009. He has been a member of the management team of the Fund since 2004, when he rejoined Franklin Templeton Investments. Between 1984 and 1994, he was employed at Heine Securities Corporation, the Funds’ former manager.

TIMOTHY RANKIN, CFA Portfolio Manager of Franklin Mutual	Mr. Rankin has been a portfolio manager of the Fund since 2010 and assumed the duties of co-lead portfolio manager in January 2014. He rejoined Franklin Templeton Investments in June 2010. Prior to rejoining Franklin Templeton Investments, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Previously, he worked at Franklin Templeton Investments from 1997 through 2004.

As co-lead portfolio managers of the Fund, Mr. Langerman, Mr. Brugere-Trelat and Mr. Rankin have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement for future reference.

MGD-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.55	$19.66	$21.16	$19.14	$16.12

Income from investment operations[a]:
Net investment income[b]	0.46	0.43	0.52	0.38	0.19	[c]
Net realized and unrealized gains (losses)	5.03	2.21	(1.09)	1.94	3.57

Total from investment operations	5.49	2.64	(0.57)	2.32	3.76

Less distributions from:
Net investment income	(0.58)	(0.64)	(0.50)	(0.30)	(0.26)
Net realized gains	(2.15)	(1.11)	(0.43)	—	(0.48)

Total distributions	(2.73)	(1.75)	(0.93)	(0.30)	(0.74)

Net asset value, end of year	$23.31	$20.55	$19.66	$21.16	$19.14

Total return[d]	27.95%	13.63%	(2.73)%	12.24%	23.63%
Ratios to average net assets
Expenses[e]	0.97% [f]	0.99%	0.97% [f]	1.00% [f]	1.06%	[f]
Expenses incurred in connection with securities sold short	—% [g]	—% [g]	—% [g]	0.02%	0.09%
Net investment income	2.13%	2.12%	2.34%	1.93%	1.07%	[c]

Supplemental data
Net assets, end of year (000’s)	$2,465	$1,136	$974	$84,213	$86,755
Portfolio turnover rate	15.58%	25.63%	26.17% [h]	49.31%	43.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.26%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gRounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

MGD-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.17	$19.30	$20.80	$18.81	$15.85

Income from investment operations[a]:
Net investment income[b]	0.42	0.38	0.43	0.33	0.14	[c]
Net realized and unrealized gains (losses)	4.92	2.15	(1.04)	1.91	3.50

Total from investment operations	5.34	2.53	(0.61)	2.24	3.64

Less distributions from:
Net investment income	(0.52)	(0.55)	(0.46)	(0.25)	(0.20)
Net realized gains	(2.15)	(1.11)	(0.43)	—	(0.48)

Total distributions	(2.67)	(1.66)	(0.89)	(0.25)	(0.68)

Net asset value, end of year	$22.84	$20.17	$19.30	$20.80	$18.81

Total return[d]	27.61%	13.36%	(2.96)%	11.96%	23.31%
Ratios to average net assets
Expenses[e]	1.22% [f]	1.24%	1.22% [f]	1.25% [f]	1.31%	[f]
Expenses incurred in connection with securities sold short	—% [g]	—% [g]	—% [g]	0.02%	0.09%
Net investment income	1.88%	1.87%	2.09%	1.68%	0.82%	[c]

Supplemental data
Net assets, end of year (000’s)	$684,780	$660,465	$712,161	$1,351,223	$1,309,852
Portfolio turnover rate	15.58%	25.63%	26.17% [h]	49.31%	43.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.01%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gRounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

MGD-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.38	$19.50	$21.02	$19.02	$16.07

Income from investment operations[a]:
Net investment income[b]	0.40	0.36	0.40	0.31	0.11	[c]
Net realized and unrealized gains (losses)	4.97	2.19	(1.05)	1.94	3.56

Total from investment operations	5.37	2.55	(0.65)	2.25	3.67

Less distributions from:
Net investment income	(0.50)	(0.56)	(0.44)	(0.25)	(0.24)
Net realized gains	(2.15)	(1.11)	(0.43)	—	(0.48)

Total distributions	(2.65)	(1.67)	(0.87)	(0.25)	(0.72)

Net asset value, end of year	$23.10	$20.38	$19.50	$21.02	$19.02

Total return[d]	27.52%	13.27%	(3.08)%	11.87%	23.19%
Ratios to average net assets
Expenses[e]	1.32% [f]	1.34%	1.32% [f]	1.35% [f]	1.41%	[f]
Expenses incurred in connection with securities sold short	—% [g]	—% [g]	—% [g]	0.02%	0.09%
Net investment income	1.78%	1.77%	1.99%	1.58%	0.72%	[c]

Supplemental data
Net assets, end of year (000’s)	$70,354	$62,346	$66,695	$70,613	$59,178
Portfolio turnover rate	15.58%	25.63%	26.17% [h]	49.31%	43.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.91%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gRounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

MGD-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Mutual Global Discovery Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 90.8%
Aerospace & Defense 1.0%
Safran SA	France	107,185	$7,446,839

Auto Components 0.8%
Continental AG	Germany	17,853	3,914,354
[a,b] International Automotive Components Group Brazil LLC	Brazil	424,073	82,618
[a,b,c] International Automotive Components Group North America, LLC	United States	4,052,916	2,293,221

			6,290,193

Automobiles 0.7%
[a]General Motors Co.	United States	136,940	5,596,738

Beverages 1.2%
Coca-Cola Enterprises Inc.	United Kingdom	96,500	4,258,545
Dr. Pepper Snapple Group Inc.	United States	91,753	4,470,206

			8,728,751

Capital Markets 0.6%
[a]China Cinda Asset Management Co. Ltd., H	China	341,392	212,204
Morgan Stanley	United States	140,030	4,391,341

			4,603,545

Commercial Banks 9.5%
[a,b,d] The Bankshares Inc.	United States	800,000	3,815,192
Barclays PLC	United Kingdom	990,101	4,457,823
BNP Paribas SA	France	107,180	8,351,688
[a]Capital Bank Financial Corp., A	United States	78,494	1,785,739
[a,e] Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	6,140,725
CIT Group Inc.	United States	108,462	5,654,124
HSBC Holdings PLC	United Kingdom	586,355	6,431,056
KB Financial Group Inc.	South Korea	101,400	4,058,017
PNC Financial Services Group Inc.	United States	112,821	8,752,653
Societe Generale	France	64,534	3,747,722
SunTrust Banks Inc.	United States	139,468	5,133,817
Wells Fargo & Co.	United States	307,140	13,944,156

			72,272,712

Communications Equipment 1.1%
Cisco Systems Inc.	United States	359,180	8,063,591

Computers & Peripherals 3.0%
Apple Inc.	United States	29,121	16,340,084
Hewlett-Packard Co.	United States	215,217	6,021,772

			22,361,856

Construction & Engineering 0.9%
Vinci SA	France	99,255	6,514,985

Consumer Finance 0.0%†
[a]Comdisco Holding Co. Inc.	United States	44	238

Diversified Financial Services 5.4%
Citigroup Inc.	United States	229,050	11,935,796
Deutsche Boerse AG	Germany	60,838	5,037,696
[a]ING Groep NV, IDR	Netherlands	1,161,320	16,133,695
JPMorgan Chase & Co.	United States	131,280	7,677,255

			40,784,442

MGD-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Global Discovery Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 0.7%
[a,f,g] Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	$—
Vivendi SA	France	201,673	5,313,620

			5,313,620

Electric Utilities 0.8%
Exelon Corp.	United States	215,010	5,889,124

Electrical Equipment 0.2%
Alstom SA	France	41,228	1,501,374

Energy Equipment & Services 2.5%
Baker Hughes Inc.	United States	147,071	8,127,143
Ensco PLC, A	United States	83,364	4,766,754
Transocean Ltd.	United States	120,473	5,953,776

			18,847,673

Food & Staples Retailing 5.5%
China Resources Enterprise Ltd.	China	1,266,000	4,204,027
CVS Caremark Corp.	United States	78,301	5,604,003
Empire Co. Ltd., A	Canada	68,050	4,650,067
Metro AG	Germany	318,004	15,396,990
Tesco PLC	United Kingdom	686,623	3,802,342
Walgreen Co.	United States	135,422	7,778,640

			41,436,069

Health Care Equipment & Supplies 2.4%
Medtronic Inc.	United States	257,934	14,802,832
Stryker Corp.	United States	46,588	3,500,622

			18,303,454

Health Care Providers & Services 2.4%
Cigna Corp.	United States	152,861	13,372,280
WellPoint Inc.	United States	51,010	4,712,814

			18,085,094

Hotels, Restaurants & Leisure 1.5%
Accor SA	France	233,246	11,004,464

Independent Power Producers & Energy Traders 1.1%
NRG Energy Inc.	United States	299,277	8,595,235

Industrial Conglomerates 2.6%
Jardine Matheson Holdings Ltd.	Hong Kong	141,097	7,380,784
Jardine Strategic Holdings Ltd.	Hong Kong	371,698	11,894,336
Siemens AG	Germany	3,785	516,930

			19,792,050

Insurance 7.5%
ACE Ltd.	United States	163,160	16,891,955
[a]Alleghany Corp.	United States	2,730	1,091,891
American International Group Inc.	United States	319,563	16,313,691
E-L Financial Corp. Ltd.	Canada	5,378	3,721,537
[a,b] Imagine Group Holdings Ltd.	Bermuda	56,213	410,692
MetLife Inc.	United States	63,096	3,402,136
[a,b] Olympus Re Holdings Ltd.	United States	2,140	—
PartnerRe Ltd.	Bermuda	94,940	10,009,524
Zurich Insurance Group AG	Switzerland	17,558	5,087,992

			56,929,418

MGD-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Global Discovery Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Marine 2.2%
A.P. Moeller-Maersk AS, B	Denmark	1,565	$16,981,387

Media 3.7%
CBS Corp., B	United States	57,392	3,658,166
Comcast Corp., Special A	United States	48,623	2,425,315
Daekyo Co. Ltd.	South Korea	3,075	21,263
Reed Elsevier PLC	United Kingdom	276,908	4,121,056
Time Warner Cable Inc.	United States	48,159	6,525,544
[a]Tribune Co., A	United States	43,818	3,391,513
[a]Tribune Co., B	United States	26,867	2,071,446
Twenty-First Century Fox Inc., B	United States	170,160	5,887,536

			28,101,839

Metals & Mining 2.6%
Anglo American PLC	United Kingdom	275,805	6,029,654
Freeport-McMoRan Copper & Gold Inc., B	United States	135,280	5,105,467
[a]ThyssenKrupp AG	Germany	344,296	8,377,615

			19,512,736

Multi-Utilities 0.9%
GDF Suez	France	296,982	6,983,286

Multiline Retail 0.7%
Kohl’s Corp.	United States	99,870	5,667,622

Office Electronics 1.2%
Xerox Corp.	United States	720,967	8,774,168

Oil, Gas & Consumable Fuels 7.5%
Apache Corp.	United States	149,500	12,848,030
BG Group PLC	United Kingdom	235,965	5,070,756
BP PLC	United Kingdom	1,028,014	8,309,721
CONSOL Energy Inc.	United States	185,226	7,045,997
Marathon Oil Corp.	United States	178,885	6,314,641
Royal Dutch Shell PLC, A	United Kingdom	458,527	16,338,383
[a]WPX Energy Inc.	United States	41,146	838,555

			56,766,083

Paper & Forest Products 0.2%
[a,c] NewPage Holdings Inc.	United States	19,416	1,747,440

Personal Products 0.8%
Avon Products Inc.	United States	334,038	5,752,134

Pharmaceuticals 5.5%
Eli Lilly & Co.	United States	76,608	3,907,008
Merck & Co. Inc.	United States	346,558	17,345,228
Novartis AG, ADR	Switzerland	126,364	10,157,138
Teva Pharmaceutical Industries Ltd., ADR	Israel	257,877	10,335,710

			41,745,084

Real Estate Management & Development 0.5%
[g]Canary Wharf Group PLC	United Kingdom	487,324	2,518,473
Great Eagle Holdings Ltd.	Hong Kong	200,333	685,917
Swire Pacific Ltd., B	Hong Kong	309,263	697,944

			3,902,334

MGD-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Global Discovery Securities Fund	Country	Shares/ Units		Value
Common Stocks and Other Equity Interests (continued)
Semiconductors & Semiconductor Equipment 0.2%
[a]SK Hynix Semiconductor Inc.	South Korea	53,632		$1,869,481

Software 4.5%
[a]Check Point Software Technologies Ltd.	Israel	130,472		8,418,054
Microsoft Corp.	United States	487,458		18,245,553
Symantec Corp.	United States	312,280		7,363,562

				34,027,169

Specialty Retail 0.8%
Kingfisher PLC	United Kingdom	973,910		6,202,435

Tobacco 4.8%
Altria Group Inc.	United States	176,234		6,765,624
British American Tobacco PLC	United Kingdom	220,778		11,834,028
Lorillard Inc.	United States	218,909		11,094,308
Philip Morris International Inc.	United States	75,124		6,545,554

				36,239,514

Wireless Telecommunication Services 3.3%
Vodafone Group PLC	United Kingdom	6,354,031		24,944,178

Total Common Stocks and Other Equity Interests (Cost $491,250,720)				687,578,355

Preferred Stocks (Cost $5,430,000) 0.5%
Diversified Financial Services 0.5%
[a,b] Hightower Holding LLC, pfd., A, Series 2	United States	2,172,000		4,131,361

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 4.2%
[e]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	3,845,000		4,008,413
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	5,184,000		5,313,600
[h,i] Tranche B Term Loan, 3.819%, 1/29/16	United States	102,224		99,297
[h,i] Tranche C Term Loan, 3.819%, 1/29/16	United States	16,816		16,138
[h,i] Tranche D Term Loan, 6.919%, 1/30/19	United States	6,889,154		6,596,365
[h,i] Tranche E Term Loan, 7.669%, 7/30/19	United States	2,213,881		2,186,207
[h,i] JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	730,330		714,607
[e]NGPL PipeCo LLC,
secured note, 144A, 7.119%, 12/15/17	United States	1,086,000		988,260
[j]senior secured note, 144A, 9.625%, 6/01/19	United States	2,369,000		2,327,543
[h,i] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.668%, 10/10/17	United States	5,912,264		4,083,896
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	6,359,000		445,130
[e]senior secured note, 144A, 11.50%, 10/01/20	United States	5,895,000		4,362,300
[e]Wind Acquisition Finance SA,
senior secured note, 144A, 11.75%, 7/15/17	Italy	135,000		143,775
third lien, 144A, 11.75%, 7/15/17	Italy	394,000	EUR	577,239

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $33,831,008)				31,862,770

Corporate Notes in Reorganization 0.2%
[b,k] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595		—
[h,k] Cengage Learning Acquisitions Inc., FRN, 2.70%, 7/03/14	United States	1,512,445		1,187,269

Total Corporate Notes in Reorganization (Cost $1,213,245)				1,187,269

MGD-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Companies in Liquidation 1.0%
[a]Adelphia Recovery Trust	United States	5,379,562	$10,759
[a,f] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	194
[a,f,g] Century Communications Corp., Contingent Distribution	United States	1,074,000	—
[a,b] FIM Coinvestor Holdings I, LLC	United States	2,077,368	—
[a,l] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	17,348,669	7,806,901
[a,f,g] NewPage Corp., Litigation Trust, Contingent Distribution	United States	4,854,000	—
[a,f,g] Tribune Litigation Trust, Contingent Distribution	United States	56,883	—

Total Companies in Liquidation (Cost $8,239,386)			7,817,854

Total Investments before Short Term Investments (Cost $539,964,359)			732,577,609

		Principal Amount*
Short Term Investments 3.3%
U.S. Government and Agency Securities 3.2%
[m]U.S. Treasury Bills,
1/02/14	United States	9,900,000	9,900,000
[n]3/20/14 - 6/26/14	United States	14,500,000	14,496,810

Total U.S. Government and Agency Securities (Cost $24,395,997)			24,396,810

Total Investments before Money Market Funds (Cost $564,360,356)			756,974,419

		Shares
[o]Investments from Cash Collateral Received for Loaned Securities (Cost $391,880) 0.1%
Money Market Funds 0.1%
[p] BNY Mellon Overnight Government Fund, 0.017%	United States	391,880	391,880

Total Investments (Cost $564,752,236) 100.0%			757,366,299
Securities Sold Short (0.6)%			(4,371,298)
Other Assets, less Liabilities 0.6%			4,603,857

Net Assets 100.0%			$757,598,858

[q]Securities Sold Short (Proceeds $4,207,572) (0.6)%
Common Stocks (0.6)%
Diversified Telecommunication Services (0.6)%
Verizon Communications Inc.	United States	88,956	$(4,371,298)

See Abbreviations on page MGD-37.

MGD-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Global Discovery Securities Fund

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 9 regarding restricted securities.

cAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSee Note 11 regarding holdings of 5% voting securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $18,548,255, representing 2.45% of net assets.

fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $2,518,473, representing 0.33% of net assets.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(g) regarding senior floating rate interests.

jA portion or all of the security is on loan at December 31, 2013. See Note 1(f).

kSee Note 7 regarding credit risk and defaulted securities.

lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

mThe security is traded on a discount basis with no stated coupon rate.

nSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At December 31, 2013, the aggregate value of these securities and/or cash pledged as collateral was $9,694,110, representing 1.28% of net assets.

oSee Note 1(f) regarding securities on loan.

pThe rate shown is the annualized seven-day yield at period end.

qSee Note 1(e) regarding securities sold short.

MGD-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Global Discovery Securities Fund

At December 31, 2013, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	239	$41,191,650	3/17/2014	$—	$(177,302)
GBP/USD	Short	174	18,006,825	3/17/2014	—	(167,744)

Net unrealized appreciation (depreciation)						$(345,046)

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	HSBC	Buy	175,279	$240,503	1/17/14	$590	$—
Euro	BOFA	Sell	4,739,416	6,220,818	1/17/14	183	(298,377)
Euro	BONY	Sell	90,035	123,350	1/17/14	—	(492)
Euro	BZWS	Sell	3,962,322	5,174,238	1/17/14	—	(275,891)
Euro	FBCO	Sell	1,493,347	1,978,900	1/17/14	—	(75,181)
Euro	DBAB	Sell	2,681,495	3,548,648	1/17/14	—	(139,717)
Euro	HSBC	Sell	1,029,783	1,369,599	1/17/14	—	(46,856)
Euro	SCBT	Sell	1,229,369	1,634,481	1/17/14	—	(56,502)
Euro	SSBT	Sell	80,618	110,281	1/17/14	—	(609)
British Pound	BOFA	Sell	7,475,556	11,373,657	1/21/14	—	(1,003,369)
British Pound	FBCO	Sell	1,110,515	1,758,817	1/21/14	—	(79,825)
British Pound	DBAB	Sell	818,058	1,241,894	1/21/14	—	(112,537)
British Pound	HSBC	Sell	129,815	208,254	1/21/14	—	(6,676)
South Korean Won	BOFA	Buy	145,086,196	135,719	2/12/14	1,316	—
South Korean Won	FBCO	Buy	129,444,725	116,348	2/12/14	5,914	—
South Korean Won	HSBC	Buy	225,428,121	209,251	2/12/14	3,667	—
Swiss Franc	FBCO	Buy	648,838	706,814	2/12/14	20,801	—
Swiss Franc	HSBC	Buy	4,280,392	4,647,700	2/12/14	152,383	—
Swiss Franc	SCBT	Buy	1,832,003	1,965,453	2/12/14	88,977	—
South Korean Won	BOFA	Sell	2,156,238,993	2,001,512	2/12/14	4,666	(39,733)
Swiss Franc	BOFA	Sell	6,654,229	7,252,566	2/12/14	—	(209,567)
South Korean Won	FBCO	Sell	1,718,695,111	1,542,699	2/12/14	—	(80,619)
Swiss Franc	FBCO	Sell	107,004	114,817	2/12/14	—	(5,178)
South Korean Won	DBAB	Sell	1,280,493,937	1,140,263	2/12/14	—	(69,171)
South Korean Won	HSBC	Sell	1,601,523,001	1,487,974	2/12/14	697	(25,371)
British Pound	SCBT	Buy	4,494,750	6,972,346	2/19/14	467,989	—
British Pound	BOFA	Sell	6,022,171	9,366,417	2/19/14	—	(602,317)
British Pound	BZWS	Sell	2,915,254	4,532,054	2/19/14	—	(293,680)
British Pound	FBCO	Sell	607,752	962,386	2/19/14	—	(43,650)
British Pound	HSBC	Sell	878,039	1,391,442	2/19/14	—	(62,011)
British Pound	SCBT	Sell	1,115,900	1,796,164	2/19/14	—	(51,029)
Euro	BOFA	Sell	989,760	1,318,829	2/28/14	—	(42,584)
Euro	BONY	Sell	1,007,522	1,343,642	2/28/14	—	(42,204)
Euro	BZWS	Sell	4,181,967	5,571,949	2/28/14	—	(180,344)
Euro	FBCO	Sell	1,148,618	1,533,358	2/28/14	—	(46,565)
Euro	HSBC	Sell	5,524,073	7,383,063	2/28/14	—	(215,295)
Euro	SCBT	Sell	1,056,188	1,414,914	2/28/14	—	(37,872)
Euro	SSBT	Sell	410,646	549,163	2/28/14	—	(15,680)
Canadian Dollar	HSBC	Buy	66,274	61,784	3/18/14	495	—

MGD-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Global Discovery Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	SCBT	Buy	315,000	$295,159	3/18/14	$851	$—
Canadian Dollar	BOFA	Sell	879,539	848,613	3/18/14	22,095	—
Canadian Dollar	HSBC	Sell	30,328	29,316	3/18/14	816	—
Canadian Dollar	SCBT	Sell	8,166,239	7,875,021	3/18/14	202,553	(1,483)
Euro	BOFA	Buy	552,053	756,947	4/16/14	2,565	(164)
Euro	BONY	Buy	298,950	411,394	4/16/14	—	(189)
Euro	BZWS	Buy	93,680	128,619	4/16/14	238	—
Euro	HSBC	Buy	571,394	783,867	4/16/14	2,460	(375)
Euro	SCBT	Buy	225,950	310,628	4/16/14	299	(133)
Euro	SSBT	Buy	187,516	258,008	4/16/14	9	(89)
Euro	BOFA	Sell	1,956,565	2,659,216	4/16/14	—	(32,036)
Euro	BONY	Sell	178,239	244,020	4/16/14	—	(1,148)
Euro	BZWS	Sell	2,153,191	2,927,705	4/16/14	—	(34,006)
Euro	FBCO	Sell	614,295	839,989	4/16/14	—	(4,973)
Euro	HSBC	Sell	849,359	1,159,440	4/16/14	26	(8,878)
Euro	SCBT	Sell	468,686	637,630	4/16/14	—	(7,047)
Euro	SSBT	Sell	242,983	332,590	4/16/14	—	(1,633)
British Pound	BOFA	Sell	207,154	339,577	4/22/14	—	(3,164)
British Pound	BONY	Sell	2,286,221	3,688,543	4/22/14	—	(94,061)
British Pound	FBCO	Sell	1,953,134	3,148,452	4/22/14	—	(83,052)
British Pound	HSBC	Sell	203,244	332,758	4/22/14	—	(3,513)
British Pound	SCBT	Sell	3,417,985	5,509,792	4/22/14	—	(145,342)
Euro	BOFA	Sell	11,377,449	15,317,017	5/15/14	1,479	(334,715)
Euro	BONY	Sell	287,354	396,503	5/15/14	1,234	—
Euro	BZWS	Sell	250,774	344,244	5/15/14	214	(922)
Euro	HSBC	Sell	352,244	484,821	5/15/14	1,321	(1,029)
Euro	SCBT	Sell	282,352	388,685	5/15/14	801	(506)
Euro	SSBT	Sell	81,986	112,359	5/15/14	—	(417)
Euro	BONY	Sell	800,000	1,083,393	5/19/14	—	(17,053)
British Pound	BZWS	Sell	4,350,966	6,994,396	5/21/14	—	(202,632)
British Pound	HSBC	Sell	3,071,759	4,939,388	5/21/14	—	(141,675)

Unrealized appreciation (depreciation)						984,639	(5,279,137)

Net unrealized appreciation (depreciation)							$(4,294,498)

aMay be comprised of multiple contracts using the same currency and settlement date

See Abbreviations on page MGD-37

The accompanying notes are an integral part of these financial statements.

MGD-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Mutual Global Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$556,752,236
Cost - Non-controlled affiliated issuers (Note 11)	8,000,000

Total cost of investments	$564,752,236

Value - Unaffiliated issuers	$753,551,107
Value - Non-controlled affiliated issuers (Note 11)	3,815,192

Total value of investments (includes securities loaned in the amount of $381,210)	757,366,299
Cash	97,505
Restricted cash (Note 1d)	530,000
Foreign currency, at value (cost $4,287,431)	4,295,247
Receivables:
Investment securities sold	109,914
Capital shares sold	102,004
Dividends and interest	2,574,263
Due from brokers	4,519,058
Unrealized appreciation on forward exchange contracts	984,639
Other assets	158,929

Total assets	770,737,858

Liabilities:
Payables:
Capital shares redeemed	1,422,940
Management fees	506,473
Administrative fees	86,665
Distribution fees	321,836
Variation margin	8,200
Securities sold short, at value (proceeds $4,207,572)	4,371,298
Payable upon return of securities loaned	391,880
Due to brokers	530,000
Unrealized depreciation on forward exchange contracts	5,279,137
Accrued expenses and other liabilities	220,571

Total liabilities	13,139,000

Net assets, at value	$757,598,858

Net assets consist of:
Paid-in capital	$504,520,871
Undistributed net investment income	15,025,568
Net unrealized appreciation (depreciation)	187,846,828
Accumulated net realized gain (loss)	50,205,591

Net assets, at value	$757,598,858

The accompanying notes are an integral part of these financial statements.

MGD-21

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Mutual Global Discovery Securities Fund
Class 1:
Net assets, at value	$2,465,035

Shares outstanding	105,735

Net asset value and maximum offering price per share	$23.31

Class 2:
Net assets, at value	$684,779,884

Shares outstanding	29,977,635

Net asset value and maximum offering price per share	$22.84

Class 4:
Net assets, at value	$70,353,939

Shares outstanding	3,045,999

Net asset value and maximum offering price per share	$23.10

The accompanying notes are an integral part of these financial statements.

MGD-22

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Mutual Global Discovery Securities Fund
Investment income:
Dividends	$18,129,322
Interest	5,064,160
Income from securities loaned	80,640

Total investment income	23,274,122

Expenses:
Management fees (Note 3a)	5,989,198
Administrative fees (Note 3b)	1,023,488
Distribution fees: (Note 3c)
Class 2	1,700,321
Class 4	234,176
Unaffiliated transfer agent fees	1,166
Custodian fees (Note 4)	35,240
Reports to shareholders	63,459
Professional fees	162,248
Trustees’ fees and expenses	3,000
Dividends and interest on securities sold short	2,508
Other	16,559

Total expenses	9,231,363
Expense reductions (Note 4)	(158)

Net expenses	9,231,205

Net investment income	14,042,917

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	56,476,932
Written options	6,664
Foreign currency transactions	(2,470,252)
Futures contracts	(2,574,373)

Net realized gain (loss)	51,438,971

Net change in unrealized appreciation (depreciation) on:
Investments	116,496,377
Translation of other assets and liabilities denominated in foreign currencies	344,610

Net change in unrealized appreciation (depreciation)	116,840,987

Net realized and unrealized gain (loss)	168,279,958

Net increase (decrease) in net assets resulting from operations	$182,322,875

The accompanying notes are an integral part of these financial statements.

MGD-23

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Global Discovery Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$14,042,917	$14,067,363
Net realized gain (loss) from investments, written options, foreign currency transactions and futures contracts	51,438,971	86,155,202
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	116,840,987	(5,719,893)

Net increase (decrease) in net assets resulting from operations	182,322,875	94,502,672

Distributions to shareholders from:
Net investment income:
Class 1	(52,604)	(32,000)
Class 2	(14,417,027)	(17,455,646)
Class 4	(1,382,402)	(1,713,076)
Net realized gains:
Class 1	(195,304)	(55,531)
Class 2	(59,917,989)	(35,238,248)
Class 4	(5,990,316)	(3,402,551)

Total distributions to shareholders	(81,955,642)	(57,897,052)

Capital share transactions: (Note 2)
Class 1	1,149,200	115,172
Class 2	(67,039,527)	(85,201,977)
Class 4	(825,524)	(7,400,610)

Total capital share transactions	(66,715,851)	(92,487,415)

Net increase (decrease) in net assets	33,651,382	(55,881,795)
Net assets:
Beginning of year	723,947,476	779,829,271

End of year	$757,598,858	$723,947,476

Undistributed net investment income included in net assets:
End of year	$15,025,568	$15,327,129

The accompanying notes are an integral part of these financial statements.

MGD-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual Global Discovery Securities (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2013, 69.47% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs

MGD-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

MGD-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2013, the Fund had OTC derivatives in a net liability position of $4,756,054 and the aggregate value of collateral pledged for such contracts was $4,322,203.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium

MGD-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At December 31, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the

MGD-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Guarantees and Indemnifications (continued)

Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	44,760	$1,035,207	11,112	$227,652
Shares issued in reinvestment of distributions	11,601	247,908	4,331	87,532
Shares redeemed	(5,936)	(133,915)	(9,680)	(200,012)

Net increase (decrease)	50,425	$1,149,200	5,763	$115,172

Class 2 Shares:
Shares sold	4,182,129	$92,856,510	1,636,877	$33,107,971
Shares issued in reinvestment of distributions	3,546,518	74,335,016	2,653,268	52,693,893
Shares redeemed	(10,488,139)	(234,231,053)	(8,457,161)	(171,003,841)

Net increase (decrease)	(2,759,492)	$(67,039,527)	(4,167,016)	$(85,201,977)

Class 4 Shares:
Shares sold	372,331	$8,412,949	79,532	$1,636,846
Shares issued on reinvestment of distributions	347,770	7,372,718	255,016	5,115,627
Shares redeemed	(733,968)	(16,611,191)	(694,727)	(14,153,083)

Net increase (decrease)	(13,867)	$(825,524)	(360,179)	$(7,400,610)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$18,220,656	$25,422,950
Long term capital gain	63,734,986	32,474,102

	$81,955,642	$57,897,052

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

5. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$566,658,386

Unrealized appreciation	$220,317,485
Unrealized depreciation	(29,609,572)

Net unrealized appreciation (depreciation)	$190,707,913

Undistributed ordinary income	$23,423,360
Undistributed long term capital gains	42,716,047

Distributable earnings	$66,139,407

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, tax straddles and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2013, aggregated $111,343,831 and $253,160,301, respectively.

Transactions in options written during the year ended December 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$—
Options written	108	23,165
Options expired	—	—
Options exercised	(99)	(13,860)
Options closed	(9)	(9,305)

Options outstanding at December 31, 2013	—	$—

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2013, the aggregate value of distressed company securities for which interest recognition has been discontinued was $1,187,269, representing 0.16% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
800,000	The Bankshares Inc.	3/22/07	$8,000,000	$3,815,192
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 – 11/30/12	595	—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 – 6/02/09	—	—
2,172,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 – 5/10/12	5,430,000	4,131,361
56,213	Imagine Group Holdings Ltd.	8/31/04	575,705	410,692
424,073	International Automotive Components Group Brazil LLC	4/13/06 – 12/26/08	281,629	82,618
4,052,916	International Automotive Components Group North America, LLC	1/12/06 – 3/18/13	3,247,714	2,293,221
2,140	Olympus Re Holdings Ltd.	12/19/01	200,477	—

	Total Restricted Securities (Value is 1.42% of Net Assets)		$17,736,120	$10,733,084

10. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$984,639	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$5,624,183[a]

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(4,976,630)	$386,744
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized appreciation (depreciation) on investments	6,664	—

For the year ended December 31, 2013, the average month end market value of derivatives represented 0.66% of month end net assets. The average month end number of open derivative contracts for the year was 148.

See Notes 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc. (Value is 0.50% of Net Assets)	800,000	—	—	800,000	$3,815,192	$—	$—

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

MGD-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Equity Investments:[a]
Auto Components	$3,914,354	$—	$2,375,839		$6,290,193
Commercial Banks	62,316,795	6,140,725	3,815,192		72,272,712
Diversified Financial Services	40,784,442	—	4,131,361		44,915,803
Insurance	56,518,726	—	410,692	[b]	56,929,418
Media	26,030,393	2,071,446	—		28,101,839
Paper & Forest Products	—	1,747,440	—		1,747,440
Real Estate Management & Development	1,383,861	—	2,518,473		3,902,334
All Other Equity Investments[c]	477,549,977	—	—	[b]	477,549,977
Corporate Bonds, Notes and Senior Floating Rate Interests	—	31,862,770	—		31,862,770
Corporate Notes in Reorganization	—	1,187,269	—	[b]	1,187,269
Companies in Liquidation	10,759	7,807,095	—	[b]	7,817,854
Short Term Investments	24,396,810	391,880	—		24,788,690

Total Investments in Securities	$692,906,117	$51,208,625	$13,251,557		$757,366,299

Forward Exchange Contracts	—	984,639	—		984,639
Liabilities:
Securities Sold Short	4,371,298	—	—		4,371,298
Futures Contracts	345,046	—	—		345,046
Forward Exchange Contracts	—	5,279,137	—		5,279,137

aIncludes common and preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2013.

cFor detailed categories, see the accompanying Statement of Investments.

MGD-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

13. FAIR VALUE MEASUREMENTS (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. At December 31, 2013, the reconciliation of assets is as follows:

	Balance at Beginning of Year		Purchases	Sales	Trans fers Into Level 3	Trans fers Out of Level 3[a]	Cost Basis Adjust ments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets
Investments in Securities:
Equity Investments:[c]
Auto Components	$1,600,592		$368,443	$—	$—	$—	$—	$—	$406,804	$2,375,839		$406,804
Commercial Banks	8,957,064	[d]	—	—	—	(5,954,429)	—	—	812,557	3,815,192		508,216
Diversified Financial Services	4,239,527		—	—	—	—	—	—	(108,166)	4,131,361		(108,166)
Diversified Telecommunication Services	32,587	[d]	—	—	—	—	—	69,570	(102,157)	—	[d]	—
Insurance	648,760	[d]	—	—	—	—	(520)	—	(237,548)	410,692	[d]	(237,548)
Real Estate Management & Development	3,812,118		—	—	—	(2,276,952)	—	—	983,307	2,518,473		670,516
Corporate Notes in Reorganization	—	[d]	—	(66)	—	—	—	—	66	—	[d]	—

Total	$19,290,648		$368,443	$(66)	$—	$(8,231,381)	$(520)	$69,570	$1,754,863	$13,251,557		$1,239,822

aThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input and/or the availability of a quoted market price in an active market for identical securities.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common and preferred stocks as well as other equity investments.

dIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2013, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/ Range	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$2,293,221	Market comparables	Discount for lack of marketability	15%	Decrease
			EV / EBITDA multiple	5.1x	Increase[c]
Commercial Banks	3,815,192	Market comparables	Discount for lack of marketability	10%	Decrease[c]
			Price / tangible book multiple	1.4x	Increase[c]
Diversified Financial Services	4,131,361	Discounted cash flow model	Cost of equity	17%	Decrease
			Long-term revenue growth rate	6.2% - 34.9%	Increase[d]
			Adjusted EBITDA margin	8% - 22%	Increase
Real Estate Management & Development	2,518,473	Market comparables	Discount for lack of marketability	8%	Decrease[c]
All Other Investments[e]	493,310

Total	$13,251,557

MGD-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

13. FAIR VALUE MEASUREMENTS (continued)

a Represents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

b Includes common and convertible preferred stocks.

c Represents a significant impact to fair value but not net assets.

d Represents a significant impact to fair value and net assets.

e Includes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Notes	Selected Portfolio

BOFA - Bank of America N.A.	EUR - Euro	EBITDA - Earnings before interest, taxes, depreciation and amortization	ADR - American Depositary Receipt
BZWS - Barclays Bank PLC	GBP - British Pound		FRN - Floating Rate Note
BONY - Bank of New York Mellon	USD - United States Dollar	EV - Enterprise value	IDR - International Depositary Receipt
DBAB - Deutsche Bank AG
FBCO - Credit Suisse Group AG
HSBC - HSBC Bank USA, N.A.
SCBT - Standard Chartered Bank
SSBT - State Street Bank and Trust Co.

MGD-37

Franklin Templeton Variable Insurance Products Trust

Mutual Global Discovery Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mutual Global Discovery Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

MGD-38

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Mutual Global Discovery Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $63,734,986 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 40.46% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

MGD-39

MUTUAL SHARES SECURITIES FUND

This annual report for Mutual Shares Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+28.26%	+15.24%	+6.90%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, delivered a +32.39% total return for the period under review.1

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations, underpinned by consumer and business spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

During the year under review, several holdings supported performance. Top contributors included U.K.-based mobile telephony operator Vodafone Group, software firm Microsoft and managed health care company Cigna.

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company’s stock rallied in the second half of the year, driven largely by the long-anticipated sale of its 45% stake in Verizon Wireless to Verizon Communications at what we considered to be an attractive price. Vodafone said it planned to return two-thirds of the capital from the sale to shareholders and use the balance to invest in growth initiatives in its core markets and to reduce debt. Following the deal, we continued to view Vodafone as a potentially compelling stock, given that the economic environment in Europe has shown signs of stabilizing, the regulatory environment is easing and we believe the company may be close to monetizing its investments in data services.

Microsoft shares benefited from improved investor sentiment. In the first half of 2013, the company reported earnings that modestly beat

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities

12/31/13

% of Total Net Assets
Oil, Gas & Consumable Fuels	8.9%
Insurance	8.4%
Media	6.8%
Pharmaceuticals	5.4%
Commercial Banks	5.3%
Food & Staples Retailing	5.3%
Tobacco	5.1%
Diversified Financial Services	3.9%
Software	3.8%
Computers & Peripherals	3.2%

What is meant by “hedge”?

To hedge a position is to seek to reduce the risk of adverse price movements in an asset. Normally, a hedge is implemented as an offsetting position in a related security, such as a currency forward contract.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

expectations, generally reassuring the market of its status as a stable business with a reasonable future. The stock also rallied following chief executive officer (CEO) Steve Ballmer’s announcement that he would retire in 2014. At period-end, we remained optimistic about the company’s plans to shift toward a subscription model for its business software such as the Office suite. In our view, if implemented broadly, such a move may have the potential to generate greater revenues and higher profits.

Shares of Cigna also benefited from improved investor sentiment early in the period following the company’s divestiture of its legacy run-off insurance business. Partially as a result of the divestiture, three major independent credit rating agencies issued positive outlooks for the company’s debt. Additionally, operational performance also improved as Cigna reported strong results in its core businesses. In October, Cigna increased its outlook for fiscal year 2013 consolidated adjusted income from operations. In our assessment, the outlook was among the more favorable in the managed care industry, owing to the company’s low exposure to potentially negative elements of upcoming health care reforms.

During the period under review, some of the Fund’s investments negatively affected performance. These included Brazilian integrated energy firm Petroleo Brasileiro (Petrobras), U.K.-based metals and mining company Anglo American and Netherlands-incorporated heavy equipment manufacturer CNH Industrial.

Although Petrobras possesses several exploration and production assets we believe to be highly attractive, its refining and marketing (downstream) operations hurt results during the year and led the stock to decline. The Brazilian government regulates domestic fuel prices, and its reluctance to increase them continued to result in significant losses in Petrobras’s downstream business. Although the government did allow some modest price increases, recent protests against bus fare hikes, particularly in light of sluggish economic growth and a weakening Brazilian real, contributed to political pressure, limiting the company’s ability to bring domestic prices in line with global prices.

The share price of Anglo American was negatively affected by declining prices for several of the commodities it produces. Uncertainty surrounding possible restructuring actions also weighed on the stock price. In January, the company appointed a new CEO, tasked with a mandate to improve operations and capital discipline. Despite the price

Top 10 Equity Holdings

Mutual Shares Securities Fund 12/31/13

Company Sector/Industry, Country	% of Total Net Assets
Merck & Co. Inc.	2.8%
Pharmaceuticals, U.S.
Microsoft Corp.	2.6%
Software, U.S.
Vodafone Group PLC	2.4%
Wireless Telecommunication Services, U.K.
Apple Inc.	2.3%
Computers & Peripherals, U.S.
American International Group Inc.	2.1%
Insurance, U.S.
Medtronic Inc.	1.9%
Health Care Equipment & Supplies, U.S
Cigna Corp.	1.9%
Health Care Providers & Services, U.S.
Twenty-First Century Fox Inc.	1.8%
Media, U.S.
CVS Caremark Corp.	1.7%
Food & Staples Retailing, U.S.
PNC Financial Services Group Inc.	1.7%
Commercial Banks, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

decline during the year, at period-end, we maintained a favorable outlook for the stock as the new management team remained focused on improving operational performance and returns with the aim of increasing shareholder value.

CNH Industrial was formed from the integration of Fiat Industrial and CNH Global. Late in the year, the manufacturer of heavy machinery reported quarterly earnings that missed consensus estimates. Although operating performance improved in the company’s agricultural segment, declining agricultural commodity prices contributed to an unenthusiastic market outlook for agricultural equipment makers and weighed on the stock price. At period-end, our investment thesis remained intact and we believed CNH Industrial was one of Europe’s more attractively priced capital goods stocks, given upside potential from the restructuring of its European truck business, lower financial expenses and a lower tax rate following the company’s recent reorganization.

During the year, the Fund held currency forwards to somewhat hedge the currency risk of the Fund’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance during the period.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of

December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,139.10	$5.12
Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.95%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Year Ended December 31,
Class 1	2013		2012		2011		2010		2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.45		$15.57		$16.14		$14.75		$11.92

Income from investment operations[a]:
Net investment income[b]	0.42		0.35		0.38	[c]	0.40	[d]	0.23	[e]
Net realized and unrealized gains (losses)	4.52		1.92		(0.53)		1.27		2.89

Total from investment operations	4.94		2.27		(0.15)		1.67		3.12

Less distributions from net investment income	(0.47)		(0.39)		(0.42)		(0.28)		(0.29)

Net asset value, end of year	$21.92		$17.45		$15.57		$16.14		$14.75

Total return[f]	28.53%		14.61%		(0.79)%		11.47%		26.35%
Ratios to average net assets
Expenses[g]	0.71%	[h]	0.71%		0.73%	[h]	0.74%	[h]	0.78%	[h]
Expenses incurred in connection with securities sold short	—%	[i]	—%	[i]	—%	[i]	0.02%		0.06%
Net investment income	2.08%		2.06%		2.28%	[c]	2.66%	[d]	1.85%	[e]

Supplemental data
Net assets, end of year (000’s)	$552,163		$449,343		$1,170,781		$1,301,520		$767,553
Portfolio turnover rate	24.05%		34.07%	[j]	41.02%		32.05%		49.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.93%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.08%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 2	2013		2012		2011		2010		2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.23		$15.38		$15.95		$14.58		$11.78

Income from investment operations[a]:
Net investment income[b]	0.36		0.30		0.32	[c]	0.36	[d]	0.20	[e]
Net realized and unrealized gains (losses)	4.46		1.90		(0.51)		1.25		2.85

Total from investment operations	4.82		2.20		(0.19)		1.61		3.05

Less distributions from net investment income	(0.42)		(0.35)		(0.38)		(0.24)		(0.25)

Net asset value, end of year	$21.63		$17.23		$15.38		$15.95		$14.58

Total return[f]	28.26%		14.24%		(1.04)%		11.19%		26.05%
Ratios to average net assets
Expenses[g]	0.96%	[h]	0.96%		0.98%	[h]	0.99%	[h]	1.03%	[h]
Expenses incurred in connection with securities sold short	—%	[i]	—%	[i]	—%	[i]	0.02%		0.06%
Net investment income	1.83%		1.81%		2.03%	[c]	2.41%	[d]	1.60%	[e]

Supplemental data
Net assets, end of year (000’s)	$4,558,547		$4,069,803		$3,913,220		$4,188,821		$3,953,435
Portfolio turnover rate	24.05%		34.07%	[j]	41.02%		32.05%		49.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.68%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.83%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 4	2013		2012		2011		2010		2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.31		$15.45		$16.03		$14.66		$11.88

Income from investment operations[a]:
Net investment income[b]	0.34		0.28		0.30	[c]	0.35	[d]	0.19	[e]
Net realized and unrealized gains (losses)	4.49		1.91		(0.51)		1.26		2.87

Total from investment operations	4.83		2.19		(0.21)		1.61		3.06

Less distributions from net investment income	(0.40)		(0.33)		(0.37)		(0.24)		(0.28)

Net asset value, end of year	$21.74		$17.31		$15.45		$16.03		$14.66

Total return[f]	28.05%		14.20%		(1.12)%		11.06%		25.94%
Ratios to average net assets
Expenses[g]	1.06%	[h]	1.06%		1.08%	[h]	1.09%	[h]	1.13%	[h]
Expenses incurred in connection with securities sold short	—%	[i]	—%	[i]	—%	[i]	0.02%		0.06%
Net investment income	1.73%		1.71%		1.93%	[c]	2.31%	[d]	1.50%	[e]

Supplemental data
Net assets, end of year (000’s)	$188,153		$165,015		$162,049		$167,274		$141,446
Portfolio turnover rate	24.05%		34.07%	[j]	41.02%		32.05%		49.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.58%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.73%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 87.7%
Aerospace & Defense 1.2%
Huntington Ingalls Industries Inc.	United States	693,088	$62,384,851

Auto Components 0.2%
[a,b] International Automotive Components Group Brazil LLC	Brazil	1,730,515	337,139
[a,b,c] International Automotive Components Group North America, LLC	United States	15,382,424	8,703,683

			9,040,822

Automobiles 1.2%
[a]General Motors Co.	United States	1,508,060	61,634,412

Beverages 1.7%
Coca-Cola Enterprises Inc.	United Kingdom	893,011	39,408,575
Dr. Pepper Snapple Group Inc.	United States	629,704	30,679,179
Pernod Ricard SA	France	163,635	18,638,869

			88,726,623

Capital Markets 0.6%
[a]China Cinda Asset Management Co. Ltd., H	China	2,400,861	1,492,343
Morgan Stanley	United States	955,408	29,961,595

			31,453,938

Chemicals 0.0%
[a,d,e] Dow Corning Corp., Contingent Distribution	United States	100,000	—

Commercial Banks 5.3%
[a,f] Bond Street Holdings LLC, A, 144A	United States	493,723	7,405,845
CIT Group Inc.	United States	717,853	37,421,677
Columbia Banking System Inc.	United States	163,162	4,488,586
[a,b] First Southern Bancorp Inc.	United States	140,952	679,417
Guaranty Bancorp	United States	209,583	2,944,641
KB Financial Group Inc.	South Korea	809,531	32,397,343
PNC Financial Services Group Inc.	United States	1,137,209	88,224,674
Societe Generale	France	424,812	24,670,365
State Bank Financial Corp.	United States	352,200	6,406,518
SunTrust Banks Inc.	United States	1,233,522	45,405,945
Wells Fargo & Co.	United States	708,330	32,158,182

			282,203,193

Communications Equipment 1.1%
Cisco Systems Inc.	United States	2,714,540	60,941,423

Computers & Peripherals 3.2%
Apple Inc.	United States	219,930	123,404,923
Hewlett-Packard Co.	United States	1,720,337	48,135,029

			171,539,952

Consumer Finance 0.0%†
[a]Comdisco Holding Co. Inc.	United States	180	972

Containers & Packaging 0.7%
MeadWestvaco Corp.	United States	1,092,772	40,356,070

Diversified Financial Services 3.9%
Citigroup Inc.	United States	1,120,389	58,383,471
Deutsche Boerse AG	Germany	383,353	31,743,581
[a]ING Groep NV, IDR	Netherlands	3,463,355	48,114,830
JPMorgan Chase & Co.	United States	1,186,260	69,372,485

			207,614,367

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 0.0%
[a,d,e] Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	$—

Electric Utilities 0.9%
Entergy Corp.	United States	291,000	18,411,570
Exelon Corp.	United States	1,008,329	27,618,131

			46,029,701

Electronic Equipment, Instruments & Components 0.5%
TE Connectivity Ltd.	United States	516,772	28,479,305

Energy Equipment & Services 2.5%
Baker Hughes Inc.	United States	1,084,998	59,956,989
Ensco PLC, A	United States	364,874	20,863,495
Transocean Ltd.	United States	1,011,287	49,977,804

			130,798,288

Food & Staples Retailing 5.3%
CVS Caremark Corp.	United States	1,287,093	92,117,246
The Kroger Co.	United States	1,964,742	77,666,251
Tesco PLC	United Kingdom	9,238,863	51,162,455
Walgreen Co.	United States	1,009,955	58,011,815

			278,957,767

Health Care Equipment & Supplies 2.4%
Medtronic Inc.	United States	1,792,402	102,865,951
Stryker Corp.	United States	298,778	22,450,179

			125,316,130

Health Care Providers & Services 2.7%
Cigna Corp.	United States	1,137,324	99,493,104
UnitedHealth Group Inc.	United States	57,328	4,316,798
WellPoint Inc.	United States	426,624	39,415,791

			143,225,693

Independent Power Producers & Energy Traders 0.8%
NRG Energy Inc.	United States	1,462,424	42,000,817

Insurance 8.4%
ACE Ltd.	United States	799,175	82,738,588
Aegon NV	Netherlands	4,289,414	40,486,408
[a]Alleghany Corp.	United States	124,988	49,990,200
American International Group Inc.	United States	2,211,866	112,915,759
MetLife Inc.	United States	982,953	53,000,826
[a,b] Olympus Re Holdings Ltd.	United States	16,280	—
White Mountains Insurance Group Ltd.	United States	114,635	69,134,076
Zurich Insurance Group AG	Switzerland	120,520	34,924,522

			443,190,379

Machinery 2.0%
Caterpillar Inc.	United States	362,996	32,963,667
[a]CNH Industrial NV, special voting (EUR Traded)	Netherlands	1,844,814	21,023,531
[a]CNH Industrial NV (EUR Traded)	Netherlands	1,378,290	15,707,016
[a]Federal Signal Corp.	United States	757,221	11,093,288
Stanley Black & Decker Inc.	United States	321,044	25,905,040

			106,692,542

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Marine 1.4%
A.P. Moeller-Maersk AS, B	Denmark	6,716	$72,873,479

Media 6.8%
British Sky Broadcasting Group PLC	United Kingdom	369,722	5,168,690
CBS Corp., B	United States	871,847	55,571,528
Comcast Corp., Special A	United States	278,448	13,888,986
Reed Elsevier PLC	United Kingdom	5,432,460	80,848,050
Time Warner Cable Inc.	United States	502,786	68,127,503
[a]Tribune Co., A	United States	303,318	23,476,813
[a]Tribune Co., B	United States	185,976	14,338,750
Twenty-First Century Fox Inc., B	United States	2,816,309	97,444,291

			358,864,611

Metals & Mining 2.8%
Anglo American PLC	United Kingdom	1,378,690	30,140,948
Freeport-McMoRan Copper & Gold Inc., B	United States	2,113,606	79,767,490
[a]ThyssenKrupp AG	Germany	1,522,235	37,039,926

			146,948,364

Multi-Utilities 0.5%
GDF Suez	France	1,121,503	26,371,214

Multiline Retail 0.8%
Kohl’s Corp.	United States	734,130	41,661,878

Office Electronics 1.4%
Xerox Corp.	United States	6,323,724	76,959,721

Oil, Gas & Consumable Fuels 8.9%
Apache Corp.	United States	946,870	81,374,008
BG Group PLC	United Kingdom	2,026,347	43,545,067
BP PLC	United Kingdom	5,114,242	41,339,829
CONSOL Energy Inc.	United States	1,287,570	48,979,163
Marathon Oil Corp.	United States	2,289,358	80,814,338
Murphy Oil Corp.	United States	543,830	35,283,690
Petroleo Brasileiro SA, ADR	Brazil	1,541,270	21,238,701
Royal Dutch Shell PLC, A	United Kingdom	2,375,753	84,653,604
Talisman Energy Inc. (CAD Traded)	Canada	202,643	2,356,203
Talisman Energy Inc. (USD Traded)	Canada	2,303,599	26,836,928
[a]WPX Energy Inc.	United States	378,074	7,705,148

			474,126,679

Paper & Forest Products 1.7%
Domtar Corp.	United States	194,469	18,346,206
International Paper Co.	United States	1,454,146	71,296,778

			89,642,984

Personal Products 0.7%
Avon Products Inc.	United States	2,144,712	36,931,941

Pharmaceuticals 5.4%
Eli Lilly & Co.	United States	624,078	31,827,978
[a]Hospira Inc.	United States	587,508	24,252,330
Merck & Co. Inc.	United States	2,960,158	148,155,908
Teva Pharmaceutical Industries Ltd., ADR	Israel	2,042,367	81,858,069

			286,094,285

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Real Estate Investment Trusts (REITs) 0.2%
Alexander’s Inc.	United States	40,126	$13,241,580

Real Estate Management & Development 0.5%
Brookfield Office Properties Inc.	United States	667,524	12,849,837
[e]Canary Wharf Group PLC	United Kingdom	1,535,898	7,937,467
[a]Forestar Group Inc.	United States	261,053	5,552,597

			26,339,901

Semiconductors & Semiconductor Equipment 0.7%
Samsung Electronics Co. Ltd.	South Korea	30,351	39,443,579

Software 3.8%
Microsoft Corp.	United States	3,643,207	136,365,238
Symantec Corp.	United States	2,715,717	64,036,607

			200,401,845

Tobacco 5.1%
Altria Group Inc.	United States	1,312,068	50,370,290
British American Tobacco PLC	United Kingdom	1,614,717	86,551,226
Imperial Tobacco Group PLC	United Kingdom	1,271,537	49,216,954
Lorillard Inc.	United States	1,129,533	57,244,732
Philip Morris International Inc.	United States	315,520	27,491,258

			270,874,460

Wireless Telecommunication Services 2.4%
Vodafone Group PLC	United Kingdom	32,091,085	125,980,773

Total Common Stocks and Other Equity Interests (Cost $3,304,424,361)			4,647,344,539

Convertible Preferred Stocks (Cost $241,000) 0.0%†
Commercial Banks 0.0%†
[a,b] First Southern Bancorp Inc., cvt. pfd., C	United States	241	449,909

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 6.1%
[f]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	30,836,000	32,146,530
Avaya Inc.,
[f]senior note, 144A, 10.50%, 3/01/21	United States	18,403,000	17,850,910
[f]senior secured note, 144A, 7.00%, 4/01/19	United States	12,923,000	12,729,155
[g,h] Tranche B-3 Term Loan, 4.736%, 10/26/17	United States	19,636,899	19,203,258
[g,h] Tranche B-5 Term Loan, 8.00%, 3/31/18	United States	4,789,076	4,857,919
[g,h] Caesars Entertainment Operating Co. Inc., Senior Tranche Term Loan,
B5, first lien, 4.488%, 1/28/18	United States	3,440,000	3,247,934
B6, first lien, 5.488%, 1/28/18	United States	16,401,000	15,692,378
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000	27,110,225
[g,h] Tranche B Term Loan, 3.819%, 1/29/16	United States	537,126	521,751
[g,h] Tranche C Term Loan, 3.819%, 1/29/16	United States	64,409	61,813
[g,h] Tranche D Term Loan, 6.919%, 1/30/19	United States	34,746,619	33,269,888
[g,h] Tranche E Term Loan, 7.669%, 7/30/19	United States	11,168,253	11,028,650
[g,h] JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	22,142,411	21,665,729

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Shares Securities Fund	Country	Principal Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
NGPL PipeCo LLC,
[f]secured note, 144A, 7.119%, 12/15/17	United States	9,756,000		$8,877,960
[f,i] senior secured note, 144A, 9.625%, 6/01/19	United States	14,481,000		14,227,583
[g,h] Term Loan B, 6.75%, 9/15/17	United States	860,063		804,428
[g,h] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.668%, 10/10/17	United States	90,618,405		62,594,663
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	44,249,000		3,097,430
[f]senior secured note, 144A, 11.50%, 10/01/20	United States	39,308,000		29,087,920
[f]Wind Acquisition Finance SA,
senior secured note, 144A, 11.75%, 7/15/17	Italy	1,256,000		1,337,640
third lien, 144A, 11.75%, 7/15/17	Italy	2,930,000	EUR	4,292,662

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $340,980,061)				323,706,426

Corporate Bonds and Notes in Reorganization 0.3%
[b,j] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754		—
[g,j] Cengage Learning Acquisitions Inc., FRN, 2.70%, 7/03/14	United States	19,251,289		15,112,262

Total Corporate Bonds and Notes in Reorganization (Cost $15,283,626)				15,112,262

		Shares
Companies in Liquidation 1.2%
[a]Adelphia Recovery Trust	United States	29,283,354		58,567
[a,d] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453		978
[a,b,c,k] CB FIM Coinvestors LLC	United States	6,400,507		—
[a,d,e] Century Communications Corp., Contingent Distribution	United States	5,487,000		—
[a,b] FIM Coinvestor Holdings I, LLC	United States	8,006,950		—
[a,l] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	144,058,799		64,826,459
[a,d,e] Tribune Litigation Trust, Contingent Distribution	United States	393,761		—
[a,d,e] Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000		—

		Principal Amount*
[e,j] Peregrine Investments Holdings Ltd., 1/15/98	Hong Kong	5,000,000	JPY	—
[e,j] PIV Investment Finance (Cayman) Ltd., 12/01/00	Hong Kong	12,200,000		—

Total Companies in Liquidation (Cost $66,366,158)				64,886,004

Total Investments before Short Term Investments (Cost $3,727,295,206)				5,051,499,140

Short Term Investments 5.0%
U.S. Government and Agency Securities (Cost $262,676,970) 4.9%
[m,n] U.S. Treasury Bills, 1/02/14 - 6/26/14	United States	262,700,000		262,686,594

Total Investments before Money Market Funds (Cost $3,989,972,176)				5,314,185,734

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Short Term Investments (continued)
[o] Investments from Cash Collateral Received for Loaned Securities (Cost $2,731,040) 0.1%
Money Market Funds 0.1%
[p]BNY Mellon Overnight Government Fund, 0.017%	United States	2,731,040	$2,731,040

Total Investments (Cost $3,992,703,216) 100.3%			5,316,916,774
Securities Sold Short (0.4)%			(22,077,374)
Other Assets, less Liabilities 0.1%			4,023,282

Net Assets 100.0%			$5,298,862,682

[q]Securities Sold Short (Proceeds $21,250,473) (0.4)%
Common Stocks (0.4)%
Diversified Telecommunication Services (0.4)%
Verizon Communications Inc.	United States	449,275	$(22,077,374)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $7,937,467, representing 0.15% of net assets.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $127,956,205, representing 2.41% of net assets.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(f) regarding senior floating rate interests.

iA portion or all of the security is on loan at December 31, 2013. See Note 1(e).

jSee Note 7 regarding credit risk and defaulted securities.

kSee Note 10 regarding holdings of 5% voting securities.

lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured.

mThe security is traded on a discount basis with no stated coupon rate.

nSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures, forward contracts. At December 31, 2013, the aggregate value of these securities and/or cash pledged as collateral was $49,032,229, representing 0.93% of net assets.

oSee Note 1(e) regarding securities on loan.

pThe rate shown is the annualized seven-day yield at period end.

qSee Note 1(e) regarding securities sold short.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Shares Securities Fund

At December 31, 2013, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	474	$81,693,900	3/17/14	$—	$(351,334)
GBP/USD	Short	957	99,037,538	3/17/14	—	(921,355)

Net unrealized appreciation (depreciation)						$(1,272,689)

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BBU	Sell	18,143,601	$23,693,003	1/17/14	$—	$(1,263,313)
Euro	BOFA	Sell	21,128,952	27,728,755	1/17/14	397	(1,334,274)
Euro	BONY	Sell	337,248	462,037	1/17/14	—	(1,844)
Euro	DBAB	Sell	1,271,513	1,678,547	1/17/14	—	(70,405)
Euro	FBCO	Sell	2,536,652	3,385,762	1/17/14	—	(103,375)
Euro	HSBC	Buy	125,000	170,015	1/17/14	1,921	—
Euro	HSBC	Sell	1,316,930	1,800,794	1/17/14	—	(10,629)
Euro	SSBT	Sell	393,401	538,149	1/17/14	—	(2,970)
British Pound	BBU	Sell	1,492,298	2,412,792	1/21/14	—	(57,956)
British Pound	BOFA	Sell	35,360,751	53,962,198	1/21/14	—	(4,583,410)
British Pound	DBAB	Sell	8,725,951	13,246,866	1/21/14	—	(1,200,398)
British Pound	FBCO	Sell	6,955,419	11,152,900	1/21/14	—	(362,953)
British Pound	HSBC	Sell	2,362,082	3,786,290	1/21/14	—	(124,529)
British Pound	SSBT	Sell	916,576	1,466,050	1/21/14	—	(51,494)
South Korean Won	BOFA	Buy	1,621,025,976	1,517,930	2/12/14	13,139	—
South Korean Won	BOFA	Sell	14,695,766,498	13,080,039	2/12/14	—	(800,194)
South Korean Won	DBAB	Sell	22,096,007,739	19,670,823	2/12/14	—	(1,198,979)
South Korean Won	FBCO	Buy	303,854,000	280,412	2/12/14	6,580	—
South Korean Won	FBCO	Sell	30,427,525,553	27,275,589	2/12/14	—	(1,463,378)
South Korean Won	HSBC	Buy	4,930,420,831	4,603,234	2/12/14	55,480	(1,903)
South Korean Won	HSBC	Sell	14,248,226,851	12,851,791	2/12/14	—	(605,739)
British Pound	BBU	Buy	1,250,202	2,024,341	2/19/14	45,167	—
British Pound	BBU	Sell	20,499,252	31,953,162	2/19/14	—	(1,980,051)
British Pound	BOFA	Buy	1,717,529	2,772,486	2/19/14	70,607	—
British Pound	BOFA	Sell	39,469,601	61,388,670	2/19/14	—	(3,946,904)
British Pound	FBCO	Sell	1,940,964	3,051,458	2/19/14	—	(161,496)
British Pound	HSBC	Sell	3,000,726	4,682,406	2/19/14	—	(284,813)
British Pound	SSBT	Sell	1,253,062	1,984,924	2/19/14	—	(89,319)
Euro	BBU	Sell	11,718,955	15,614,043	2/28/14	—	(505,371)
Euro	BOFA	Sell	3,726,675	4,981,771	2/28/14	—	(144,268)
Euro	BONY	Sell	191,928	252,417	2/28/14	—	(11,580)
Euro	FBCO	Sell	4,593,952	6,142,493	2/28/14	—	(176,484)
Euro	HSBC	Sell	15,105,018	20,188,796	2/28/14	—	(588,146)
Euro	SSBT	Sell	2,148,825	2,892,862	2/28/14	—	(62,845)
Euro	SSBT	Sell	487,709	654,098	2/28/14	—	(16,746)
Euro	BBU	Buy	1,244,224	1,710,034	4/16/14	1,394	—
Euro	BBU	Sell	1,638,747	2,228,213	4/16/14	—	(25,881)
Euro	BOFA	Buy	1,217,972	1,674,679	4/16/14	1,283	(644)
Euro	BOFA	Sell	1,489,099	2,023,872	4/16/14	—	(24,382)

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Mutual Shares Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BONY	Buy	603,108	$829,943	4/16/14	$—	$(369)
Euro	BONY	Sell	328,468	449,653	4/16/14	—	(2,155)
Euro	FBCO	Sell	1,222,232	1,669,091	4/16/14	—	(12,087)
Euro	HSBC	Buy	1,466,688	2,013,675	4/16/14	4,757	(1,005)
Euro	HSBC	Sell	1,724,164	2,349,884	4/16/14	42	(21,743)
Euro	SSBT	Buy	839,677	1,154,514	4/16/14	981	(521)
Euro	SSBT	Sell	1,146,553	1,558,606	4/16/14	—	(18,476)
Euro	SSBT	Buy	535,554	736,814	4/16/14	34	(194)
Euro	SSBT	Sell	419,318	573,874	4/16/14	—	(2,898)
British Pound	BBU	Sell	110,040	180,168	4/22/14	—	(1,895)
British Pound	BOFA	Sell	14,514,118	23,497,154	4/22/14	—	(516,783)
British Pound	BONY	Sell	587,838	961,365	4/22/14	—	(11,226)
British Pound	FBCO	Sell	12,770,332	20,585,775	4/22/14	—	(543,029)
British Pound	HSBC	Sell	501,468	803,763	4/22/14	—	(25,927)
British Pound	SSBT	Sell	22,348,080	36,025,105	4/22/14	—	(950,300)
Euro	BBU	Sell	848,341	1,164,060	5/15/14	576	(3,452)
Euro	BOFA	Sell	42,831,369	57,632,325	5/15/14	3,752	(1,288,124)
Euro	BONY	Sell	750,107	1,035,028	5/15/14	3,219	—
Euro	HSBC	Sell	1,041,714	1,432,862	5/15/14	3,329	(3,397)
Euro	SSBT	Sell	831,009	1,143,241	5/15/14	2,040	(1,894)
Euro	SSBT	Sell	307,101	420,870	5/15/14	—	(1,563)
Euro	BOFA	Sell	448,800	606,995	5/19/14	—	(10,355)
British Pound	BBU	Buy	1,607,143	2,626,715	5/21/14	31,696	—
British Pound	BBU	Sell	33,376,309	53,654,086	5/21/14	—	(1,554,393)
British Pound	BOFA	Buy	5,541,429	9,062,052	5/21/14	104,146	—
British Pound	HSBC	Buy	1,521,428	2,486,264	5/21/14	30,363	—
British Pound	HSBC	Sell	23,563,492	37,890,095	5/21/14	—	(1,086,789)

Unrealized appreciation (depreciation)						380,903	(27,315,248)

Net unrealized appreciation (depreciation)							$(26,934,345)

aMay be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page MS-35.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,992,703,216

Value - Unaffiliated issuers (includes securities loaned in the amount of $2,656,680)	$5,316,916,774
Cash	431,150
Foreign currency, at value (cost $1,671,843)	1,675,912
Receivables:
Investment securities sold	1,906,478
Capital shares sold	372,962
Dividends and interest	17,205,554
Due from brokers	22,581,748
Unrealized appreciation on forward exchange contracts	380,903
Other assets	1,408

Total assets	5,361,472,889

Liabilities:
Payables:
Investment securities purchased	38,191
Capital shares redeemed	4,346,573
Management fees	2,656,564
Administrative fees	381,621
Distribution fees	1,989,205
Variation margin	192,188
Securities sold short, at value (proceeds $21,250,473)	22,077,374
Payable upon return of securities loaned	2,731,040
Unrealized depreciation on forward exchange contracts	27,315,248
Accrued expenses and other liabilities	882,203

Total liabilities	62,610,207

Net assets, at value	$5,298,862,682

Net assets consist of:
Paid-in capital	$3,889,248,227
Undistributed net investment income	91,100,656
Net unrealized appreciation (depreciation)	1,295,275,148
Accumulated net realized gain (loss)	23,238,651

Net assets, at value	$5,298,862,682

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Mutual Shares Securities Fund
Class 1:
Net assets, at value	$552,162,822

Shares outstanding	25,189,923

Net asset value and maximum offering price per share	$21.92

Class 2:
Net assets, at value	$4,558,547,063

Shares outstanding	210,731,195

Net asset value and maximum offering price per share	$21.63

Class 4:
Net assets, at value	$188,152,797

Shares outstanding	8,656,494

Net asset value and maximum offering price per share	$21.74

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Mutual Shares Securities Fund
Investment income:
Dividends	$102,474,476
Interest	38,650,858
Income from securities loaned	168,526

Total investment income	141,293,860

Expenses:
Management fees (Note 3a)	30,354,246
Administrative fees (Note 3b)	4,372,679
Distribution fees: (Note 3c)
Class 2	10,959,930
Class 4	628,902
Unaffiliated transfer agent fees	745
Custodian fees (Note 4)	130,845
Reports to shareholders	598,484
Professional fees	213,648
Trustees’ fees and expenses	19,812
Dividends and interest on securities sold short	12,668
Other	69,372

Total expenses	47,361,331
Expense reductions (Note 4)	(804)

Net expenses	47,360,527

Net investment income	93,933,333

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	384,579,749
Written options	42,621
Foreign currency transactions	(8,920,652)
Futures contracts	(6,687,621)
Securities sold short	(4,261)

Net realized gain (loss)	369,009,836

Net change in unrealized appreciation (depreciation) on:
Investments	799,141,213
Translation of other assets and liabilities denominated in foreign currencies	(12,316,056)

Net change in unrealized appreciation (depreciation)	786,825,157

Net realized and unrealized gain (loss)	1,155,834,993

Net increase (decrease) in net assets resulting from operations	$1,249,768,326

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$93,933,333	$99,008,766
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	369,009,836	398,833,480
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	786,825,157	239,569,243

Net increase (decrease) in net assets resulting from operations	1,249,768,326	737,411,489

Distributions to shareholders from:
Net investment income:
Class 1	(11,380,461)	(33,342,789)
Class 2	(90,294,700)	(82,893,175)
Class 4	(3,535,676)	(3,198,551)

Total distributions to shareholders	(105,210,837)	(119,434,515)

Capital share transactions: (Note 2)
Class 1	(9,960,888)	(865,246,582)
Class 2	(502,396,967)	(298,991,452)
Class 4	(17,497,568)	(15,628,562)

Total capital share transactions	(529,855,423)	(1,179,866,596)

Net increase (decrease) in net assets	614,702,066	(561,889,622)
Net assets:
Beginning of year	4,684,160,616	5,246,050,238

End of year	$5,298,862,682	$4,684,160,616

Undistributed net investment income included in net assets:
End of year	$91,100,656	$101,815,540

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The The Mutual Shares Securities (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2013, the Fund had OTC derivatives in a net liability position of $26,934,345 and the aggregate value of collateral pledged for such contracts was $23,885,805.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC exchange traded forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,271,063	$25,943,160	30,409,042	$503,225,918
Shares issued in reinvestment of distributions	565,348	11,380,461	1,941,921	33,342,789
Shares redeemed in-kind (Note 12)	—	—	(52,704,789)	(918,607,583)
Shares redeemed	(2,402,608)	(47,284,509)	(29,093,625)	(483,207,706)

Net increase (decrease)	(566,197)	$(9,960,888)	(49,447,451)	$(865,246,582)

Class 2 Shares:
Shares sold	9,115,759	$176,951,746	18,569,762	$304,904,655
Shares issued in reinvestment of distributions	4,541,987	90,294,700	4,887,569	82,893,175
Shares redeemed	(39,198,203)	(769,643,413)	(41,692,641)	(686,789,282)

Net increase (decrease)	(25,540,457)	$(502,396,967)	(18,235,310)	$(298,991,452)

Class 4 Shares:
Shares sold	622,201	$12,228,440	310,070	$5,137,019
Shares issued on reinvestment of distributions	176,961	3,535,676	187,598	3,198,551
Shares redeemed	(1,677,249)	(33,261,684)	(1,453,214)	(23,964,132)

Net increase (decrease)	(878,087)	$(17,497,568)	(955,546)	$(15,628,562)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Funds pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2013, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 7.56% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended December 31, 2013, the Fund utilized $325,941,709 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$105,210,837	$119,434,515

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

5. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$4,038,395,386

Unrealized appreciation	$1,457,975,609
Unrealized depreciation	(179,454,221)

Net unrealized appreciation (depreciation)	$1,278,521,388

Undistributed ordinary income	$105,335,240
Undistributed long term capital gains	26,534,084

Distributable earnings	$131,869,324

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2013, aggregated $1,106,361,292 and $1,489,085,114, respectively.

Transactions in options written during the year ended December 31, 2013, were as follows:

	Options
	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$—
Options written	391	106,103
Options expired	—	—
Options exercised	(334)	(46,760)
Options closed	(57)	(59,343)

Options outstanding at December 31, 2013	—	$—

See Notes 1(c) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2013, the aggregate value of distressed company securities for which interest recognition has been discontinued was $15,112,262, representing 0.29% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10	$1,754	$—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
140,952	First Southern Bancorp Inc.	1/27/10 - 7/07/10	2,974,087	679,417
241	First Southern Bancorp Inc., cvt. pfd., C	1/27/10 - 7/07/10	241,000	449,909
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	337,139
15,382,424	International Automotive Components Group North America, LLC	1/12/06 - 3/18/13	12,591,586	8,703,683
16,280	Olympus Re Holdings Ltd.	12/19/01	1,525,128	—

	Total Restricted Securities (Value is 0.19% of Net Assets)		$18,482,796	$10,170,148

9. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$380,903	Unrealized depreciation on forward exchange contracts/Net assets consist of – net unrealized appreciation (depreciation)	$28,587,937[a]

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(16,040,875)	$(12,375,422)
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized appreciation (depreciation) on investments	42,621	—

For the year ended December 31, 2013 the average month end fair value of derivatives represented 0.34% of average month end net assets. The average month end number of open derivative contracts for the year was 126.

See Notes 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is 0.00% of Net Assets)	6,400,507	—	—	6,400,507	$—	$—	$—

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

12. REDEMPTION IN-KIND

During the year ended December 31, 2012, the Fund realized $139,199,450 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Equity Investments:[a]
Auto Components	$—	$—	$9,040,822		$9,040,822
Commercial Banks	274,117,931	—	8,535,171		282,653,102
Machinery	85,669,011	21,023,531	—		106,692,542
Media	344,525,861	14,338,750	—		358,864,611
Real Estate Management & Development	18,402,434	—	7,937,467		26,339,901
All Other Equity Investments[b]	3,864,203,470	—	—	[c]	3,864,203,470
Corporate Bonds, Notes and Senior Floating Rate Interests	—	323,706,426	—		323,706,426
Corporate Notes in Reorganization	—	15,112,262	—	[c]	15,112,262
Companies in Liquidation	58,567	64,827,437	—	[c]	64,886,004
Short Term Investments	262,686,594	2,731,040	—		265,417,634

Total Investments in Securities	$4,849,663,868	$441,739,446	$25,513,460		$5,316,916,774

Forward Exchange Contracts	$—	$380,903	$—		$380,903
Liabilities:
Security Sold Short	22,077,374	—	—		22,077,374
Futures Contracts	1,272,689	—	—		1,272,689
Forward Exchange Contracts	—	27,315,248	—		27,315,248

aIncludes common and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BBU - Barclays Bank PLC	CAD - Canadian Dollar	ADR - American Depositary Receipts
BOFA - Bank of America Corp	EUR - Euro	FRN - Floating Rate Note
BONY - Bank of New York Mellon	GBP - British Pound	IDR - International Depositary Receipts
DBAB - Deutsche Bank AG	JPY - Japanese Yen
FBCO - Credit Suisse Group AG	USD - United States Dollar
HSBC - HSBC Bank USA, N.A.
SSBT - State Street Bank and Trust Co.

Franklin Templeton Variable Insurance Products Trust

Mutual Shares Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mutual Shares Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Mutual Shares Securities Fund

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 61.78% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	-0.92%	+13.87%	+9.03%

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index had a -2.27% total return, and the S&P/IFCI Composite Index had a -0.57% total return for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support, an economic recovery in developed markets and a slowdown in emerging markets. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports, market volatility and social unrest, emerging market economies overall continued to grow faster than developed market economies. Following a relatively subdued first half, China’s growth rate stabilized in the second half. Economic growth rates moderated in Russia, India and Indonesia but improved in Brazil, South Korea and Turkey. However, emerging market stock performance during the period appeared to be driven less by economic growth and corporate fundamentals and more by the fiscal and monetary policies in developed market countries.

After a weak start to 2013 as many investors locked in 2012 gains, emerging market stocks experienced a sharp sell-off in May and June amid concerns about a spike in China’s interbank rates and the U.S. Federal Reserve Board’s (Fed’s) potential tapering of its asset purchase program. When these fears were not realized, investor confidence rose in late June, leading to a partial rebound in emerging market stock prices. Financial markets grew volatile again in late August but recovered as tension surrounding Syria was defused and as the Fed announced it would delay tapering its asset purchase program. A U.S. budget impasse in late September and its resolution in October also moved the markets. The Chinese government’s announcement of social, economic and financial reforms boosted Chinese stocks in November.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Emerging market stocks overall remained resilient despite the Fed’s December announcement that it would reduce its monthly bond purchases beginning in January 2014.

For the 12 months ended December 31, 2013, emerging market stocks, as measured by the MSCI EM Index, had a -2.27% total return in U.S. dollar terms, as weaker emerging market currencies hindered returns.1 Asia and Eastern Europe produced modest gains, while Latin America declined. In Asia, Taiwan, Malaysia, South Korea and China delivered gains, while Indonesia, Thailand, India and the Philippines posted losses. In Eastern Europe, Poland and Russia generated gains, while the Czech Republic and Hungary posted losses. Latin American markets such as Peru, Chile, Colombia and Brazil were among the worst performers, partly because of generally weak commodity prices and local currencies. In the largely frontier markets of the Middle East and Africa, the United Arab Emirates (UAE), Ghana and Kenya outperformed many of their global peers, while Lebanon, Tunisia and South Africa underperformed.

At year-end, global liquidity conditions continued to be accommodative. The Fed committed to keeping interest rates low as long as the U.S. unemployment rate remained over 6.5% and inflation expectations remained low. Furthermore, there were no signs at period-end indicating the Bank of Japan or the European Central Bank would tighten policy. We believe emerging and frontier market countries with strong economic fundamentals could continue to benefit from the high liquidity provided by major central banks, as investors seek higher yielding assets in a low interest rate environment. We viewed greater cooperation among major emerging and developed market countries as potentially beneficial for economic growth and financial markets. For example, in August, Brazil, Russia, India, China and South Africa (BRICS) decided on a capital structure for a proposed development bank aimed at supporting emerging market countries’ financing needs for infrastructure projects. In September, the BRICS countries committed $100 billion for a joint currency reserve to protect their economies from global financial market volatility and currency shocks. Toward year-end, China and the European Union agreed to negotiate a bilateral investment treaty in an effort to increase bilateral trade and improve access to each other’s markets.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Emaar Properties, a major property developer and manager with operations throughout the Middle East, notably in Dubai, UAE; Tata Consultancy Services, one of India’s largest information technology (IT) consulting and services firms; and Melco Crown Entertainment, one of Macau’s leading casino operators.

We believe that Emaar Properties provides an attractive exposure to Dubai’s recovering real estate market. With a substantial income stream from its shopping mall and hotel properties, Emaar has a greater measure of financial security than some of its peers, in our assessment. Solid growth in all sectors of Dubai’s real estate market and the Emirate’s winning bid to host the 2020 World Expo benefited the shares of real estate companies in the region, notably Emaar. Furthermore, in our analysis, Dubai’s rising tourism could continue to support Emaar’s hotel and retail operations.

Tata Consultancy Services reported strong corporate results in 2013 amid the IT outsourcing industry’s continued growth. Moreover, the company benefited from the rupee’s significant weakness against major currencies such as the U.S. dollar and euro, as its revenues are primarily based in foreign currencies, while most costs are in rupees. In our view, Tata Consultancy is a well-managed, attractively valued service provider that is well positioned to potentially benefit from the IT outsourcing industry’s continued growth.

Melco Crown Entertainment’s solid earnings results and favorable growth outlook helped boost the casino resort operator’s share price. Macau casinos continued to report strong visitor numbers and gambling revenue growth, which supported the share prices of Macau-focused casino operators as investors anticipated higher earnings. We believe that Chinese consumers’ rising disposable income could potentially benefit leisure businesses such as Melco Crown. Additionally, recent improvements to the transportation links between China’s population centers and Macau could potentially lead to strong revenue growth.

In contrast, key detractors from the Fund’s absolute performance included Souza Cruz, a major Brazilian cigarette company; Brazil-based Ambev, one of the world’s largest beer and soft drink producers; and Antofagasta, a Chilean copper mining group.

Brazil’s weak consumer demand, currency depreciation and higher taxes resulted in a challenging operating environment for Souza Cruz and Ambev in 2013, leading to share price declines. In our longer term view, however, we considered these companies to be attractive investments based on our belief that they have strong operations, low debt levels, dominant market shares and popular brands. Moreover, Brazil’s hosting of the 2014 FIFA World Cup and 2016 Summer Olympics could potentially support consumer demand.

Concerns about copper prices and weak demand pressured the stocks of many copper mining companies, including Antofagasta. We divested the Fund’s holdings in the company to raise funds for investment opportunities that we considered to be more attractive within our investment universe.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past 12 months, our continued search for investments we considered to be attractively valued led us to increase the Fund’s exposure to Hong Kong, South Korea and Macau and to initiate a position in the

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/13

Company Sector/Industry, Country	% of Total Net Assets
Ambev SA	10.6%
Beverages, Brazil
Souza Cruz SA	4.5%
Tobacco, Brazil
Remgro Ltd.	4.4%
Diversified Financial Services, South Africa
Emaar Properties PJSC	4.3%
Real Estate Management & Development, UAE
Melco Crown Entertainment Ltd., ADR	3.7%
Hotels, Restaurants & Leisure, China
Tata Consultancy Services Ltd.	3.7%
IT Services, India
SJM Holdings Ltd.	3.5%
Hotels, Restaurants & Leisure, Hong Kong
Sands China Ltd.	3.3%
Hotels, Restaurants & Leisure, Macau
Compagnie Financiere Richemont SA	3.0%
Textiles, Apparel & Luxury Goods, Switzerland
Samsung Electronics Co. Ltd.	2.9%
Semiconductors & Semiconductor Equipment, South Korea
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Philippines. We also made some purchases in the U.K., Switzerland and Belgium as we identified companies listed in these developed countries that have significant emerging market operations, giving them the potential to benefit from emerging market countries’ stronger personal income and consumer demand growth. Moreover, we added to the Fund’s investments in Saudi Arabia, Qatar, the UAE and Nigeria as we identified companies in these frontier market countries that we believe have solid growth potential. We made some of the largest additions in hotels, restaurants and leisure; beverages; tobacco; real estate management and development; and textiles, apparel and luxury goods companies. Key purchases included new positions in Unilever, a U.K.-listed global consumer products company with more than 50% of its sales in emerging and frontier markets; Sands China and Melco Crown Entertainment, two of Macau’s leading casino operators; and Belgium-listed Anheuser-Busch InBev, the world’s largest brewer.

Conversely, we reduced the Fund’s investments in Russia, Indonesia, India and China via China H shares as certain stocks reached their target prices and as we focused on stocks we considered to be more attractively valued within our investment universe.2 We reduced the Fund’s holdings largely in oil, gas and consumable fuels; commercial banking; and automobile companies. Key sales included the Fund’s positions in Indonesian car and motorcycle manufacturer Astra International, Chinese oil and gas company PetroChina and Thai commercial bank Kasikornbank.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund

12/31/13

% of Total Net Assets
Brazil	16.6%
Hong Kong	11.4%
China	11.2%
U.K.	5.6%
India	5.1%
South Africa	5.0%
Russia	4.9%
UAE	4.3%
South Korea	4.3%
Macau	3.3%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,073.80	$8.31
Hypothetical (5% return before expenses)	$1,000	$1,017.19	$8.08

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.59%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.58	$9.50	$11.40	$9.86	$6.11

Income from investment operations[a]:
Net investment income[b]	0.13	0.19	0.17	0.09	0.12
Net realized and unrealized gains (losses)	(0.22)	1.06	(1.94)	1.63	4.02

Total from investment operations	(0.09)	1.25	(1.77)	1.72	4.14

Less distributions from:
Net investment income	(0.23)	(0.17)	(0.13)	(0.18)	(0.36)
Net realized gains	—	—	—	—	(0.03)

Total distributions	(0.23)	(0.17)	(0.13)	(0.18)	(0.39)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.26	$10.58	$9.50	$11.40	$9.86

Total return[d]	(0.73)%	13.40%	(15.67)%	17.83%	73.32%
Ratios to average net assets
Expenses	1.35%	1.35%	1.40%	1.49% [e]	1.45% [e]
Net investment income	1.25%	1.93%	1.57%	0.87%	1.64%

Supplemental data
Net assets, end of year (000’s)	$145,707	$203,568	$232,544	$347,242	$325,927
Portfolio turnover rate	44.59%	24.45%	14.90%	24.41%	56.58% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.50	$9.42	$11.30	$9.78	$6.04

Income from investment operations[a]:
Net investment income[b]	0.10	0.17	0.14	0.06	0.11
Net realized and unrealized gains (losses)	(0.21)	1.05	(1.92)	1.62	3.98

Total from investment operations	(0.11)	1.22	(1.78)	1.68	4.09

Less distributions from:
Net investment income	(0.20)	(0.14)	(0.10)	(0.16)	(0.32)
Net realized gains	—	—	—	—	(0.03)

Total distributions	(0.20)	(0.14)	(0.10)	(0.16)	(0.35)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.19	$10.50	$9.42	$11.30	$9.78

Total return[d]	(0.92)%	13.16%	(15.86)%	17.58%	72.59%
Ratios to average net assets
Expenses	1.60%	1.60%	1.65%	1.74% [e]	1.70% [e]
Net investment income	1.00%	1.68%	1.32%	0.62%	1.39%

Supplemental data
Net assets, end of year (000’s)	$274,683	$291,638	$295,223	$392,546	$435,947
Portfolio turnover rate	44.59%	24.45%	14.90%	24.41%	56.58% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.43	$9.36	$11.23	$9.73	$6.02

Income from investment operations[a]:
Net investment income[b]	0.11	0.17	0.14	0.06	0.10
Net realized and unrealized gains (losses)	(0.22)	1.04	(1.91)	1.60	3.97

Total from investment operations	(0.11)	1.21	(1.77)	1.66	4.07

Less distributions from:
Net investment income	(0.20)	(0.14)	(0.10)	(0.16)	(0.33)
Net realized gains	—	—	—	—	(0.03)

Total distributions	(0.20)	(0.14)	(0.10)	(0.16)	(0.36)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.12	$10.43	$9.36	$11.23	$9.73

Total return[d]	(0.97)%	13.16%	(15.86)%	17.51%	72.63%
Ratios to average net assets
Expenses	1.60%	1.60%	1.65%	1.74% [e]	1.70% [e]
Net investment income	1.00%	1.68%	1.32%	0.62%	1.39%

Supplemental data
Net assets, end of year (000’s)	$34,651	$48,277	$44,702	$66,484	$66,718
Portfolio turnover rate	44.59%	24.45%	14.90%	24.41%	56.58% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.50	$9.42	$11.30	$9.80	$6.09

Income from investment operations[a]:
Net investment income[b]	0.10	0.16	0.13	0.05	0.09
Net realized and unrealized gains (losses)	(0.21)	1.04	(1.91)	1.61	4.00

Total from investment operations	(0.11)	1.20	(1.78)	1.66	4.09

Less distributions from:
Net investment income	(0.19)	(0.12)	(0.10)	(0.16)	(0.35)
Net realized gains	—	—	—	—	(0.03)

Total distributions	(0.19)	(0.12)	(0.10)	(0.16)	(0.38)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.20	$10.50	$9.42	$11.30	$9.80

Total return[d]	(1.07)%	13.06%	(15.88)%	17.41%	72.45%
Ratios to average net assets
Expenses	1.70%	1.70%	1.75%	1.84% [e]	1.80% [e]
Net investment income	0.90%	1.58%	1.22%	0.52%	1.29%

Supplemental data
Net assets, end of year (000’s)	$15,225	$23,341	$24,380	$37,198	$26,362
Portfolio turnover rate	44.59%	24.45%	14.90%	24.41%	56.58% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Closed End Funds 0.4%
Romania 0.4%
SIF Moldova	Diversified Financial Services	1,326,345	$599,363
SIF Oltenia	Diversified Financial Services	1,975,791	1,205,032

Total Closed End Funds (Cost $1,309,811)			1,804,395

Common Stocks 91.0%
Argentina 0.1%
[a,b] Grupo Clarin SA, B, GDR, Reg S	Media	47,911	275,488

Australia 0.4%
BHP Billiton Ltd.	Metals & Mining	56,757	1,924,731

Belgium 2.2%
Anheuser-Busch InBev NV	Beverages	95,309	10,128,595

Brazil 16.6%
Ambev SA	Beverages	6,811,750	49,946,874
M Dias Branco SA	Food Products	173,700	7,353,626
Souza Cruz SA	Tobacco	2,053,928	20,964,482

			78,264,982

China 11.2%
AAC Technologies Holdings Inc.	Communications Equipment	889,600	4,319,310
[a]Angang Steel Co. Ltd., H	Metals & Mining	5,129,000	3,809,867
China Overseas Land & Investment Ltd.	Real Estate Management & Development	2,002,900	5,630,803
[a]China Shipping Development Co. Ltd., H	Marine	6,062,800	4,691,148
CNOOC Ltd.	Oil, Gas & Consumable Fuels	1,191,400	2,215,529
Great Wall Motor Co. Ltd., H	Automobiles	867,077	4,774,635
Lenovo Group Ltd.	Computers & Peripherals	3,904,700	4,748,473
[a]Melco Crown Entertainment Ltd., ADR	Hotels, Restaurants & Leisure	448,443	17,587,934
[a]NetEase Inc., ADR	Internet Software & Services	63,300	4,975,380

			52,753,079

Colombia 0.4%
Ecopetrol SA, ADR	Oil, Gas & Consumable Fuels	46,835	1,800,806

Egypt 0.0%†
Egyptian International Pharmaceutical Industries Co.	Pharmaceuticals	23,609	147,290

Georgia 0.1%
Bank of Georgia Holdings PLC	Commercial Banks	11,994	475,171

Hong Kong 11.4%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	966,133	9,178,264
[a]Esprit Holdings Ltd.	Specialty Retail	572,600	1,107,636
Giordano International Ltd.	Specialty Retail	4,631,000	4,138,687
I.T Ltd.	Specialty Retail	1,321,100	340,738
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,224,513	8,462,751
[c]Luk Fook Holdings (International) Ltd., 144A	Specialty Retail	130,000	494,561
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	2,826,100	12,081,634
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	4,909,930	16,399,464
[a]Summit Ascent Holdings Ltd.	Trading Companies & Distributors	927,000	1,482,368

			53,686,103

India 5.1%
Tata Consultancy Services Ltd.	IT Services	495,500	17,394,982
Tata Motors Ltd.	Automobiles	1,063,000	6,470,136

			23,865,118

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Indonesia 0.4%
Bank Rakyat Indonesia Persero Tbk PT	Commercial Banks	3,203,600	$1,908,472

Kenya 1.5%
East African Breweries Ltd.	Beverages	210,500	707,358
Equity Bank Ltd.	Commercial Banks	8,986,101	3,201,884
Kenya Commercial Bank Ltd.	Commercial Banks	5,335,900	2,936,909

			6,846,151

Macau 3.3%
Sands China Ltd.	Hotels, Restaurants & Leisure	1,905,000	15,624,520

Mexico 0.3%
Kimberly Clark de Mexico SAB de CV, A	Household Products	489,532	1,395,388

Nigeria 1.7%
Ecobank Transnational Inc.	Commercial Banks	2,631,065	265,985
FBN Holdings PLC	Commercial Banks	36,527,236	3,722,375
Nigerian Breweries PLC	Beverages	3,770,084	3,957,469

			7,945,829

Philippines 1.1%
Ayala Corp.	Diversified Financial Services	429,820	5,014,567

Qatar 2.5%
Industries Qatar QSC	Industrial Conglomerates	255,782	11,863,677

Romania 0.2%
Nuclearelectrica SA	Independent Power Producers & Energy Traders	43,925	151,098
[a,c] Societatea Nationala de Gaze Naturale ROMGAZ SA, 144A	Oil, Gas & Consumable Fuels	85,800	901,783

			1,052,881

Russia 3.5%
[c]Alrosa AO, 144A	Metals & Mining	3,445,400	3,740,600
[d] LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	29,958	1,870,877
[d] LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	174,418	10,892,404

			16,503,881

Singapore 1.0%
K-REIT Asia	Real Estate Investment Trusts (REITs)	5,248,511	4,929,058

South Africa 5.0%
MTN Group Ltd.	Wireless Telecommunication Services	134,100	2,774,297
Remgro Ltd.	Diversified Financial Services	1,041,324	20,629,929

			23,404,226

South Korea 4.3%
Grand Korea Leisure Co. Ltd.	Hotels, Restaurants & Leisure	170,220	6,513,901
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	10,508	13,655,996

			20,169,897

Sweden 0.6%
Oriflame Cosmetics SA, SDR	Personal Products	87,856	2,697,336

Switzerland 3.0%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	143,641	14,298,886

Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,325,500	4,687,671

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Thailand 1.7%
Shin Corp. PCL, fgn.	Wireless Telecommunication Services	1,306,200	$2,774,478
Thai Beverage PCL	Beverages	12,053,200	5,158,288

			7,932,766

Turkey 0.1%
Yazicilar Holding AS	Industrial Conglomerates	43,862	382,856

Turkmenistan 0.1%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	65,784	619,005

United Arab Emirates 4.3%
Emaar Properties PJSC	Real Estate Management & Development	9,763,577	20,308,665

United Kingdom 5.6%
British American Tobacco PLC	Tobacco	249,100	13,352,129
Unilever PLC	Food Products	316,084	12,993,492

			26,345,621

United States 1.4%
Avon Products Inc.	Personal Products	391,680	6,744,730

Vietnam 0.2%
DHG Pharmaceutical JSC	Pharmaceuticals	95,800	517,715
Dong Phu Rubber JSC	Chemicals	104,160	231,576

			749,291

Zimbabwe 0.7%
Delta Corp. Ltd.	Beverages	2,209,976	3,096,176

Total Common Stocks (Cost $299,958,882)			427,842,913

[e]Participatory Notes 2.8%
Saudi Arabia 2.8%
[c] Deutsche Bank AG/London, Saudi Dairy & Foodstuff Co., 144A, 5/13/14	Food Products	55,781	1,282,809
[c]HSBC Bank PLC,
Al Mouwasat Medical Services, 144A, 4/13/15	Health Care Providers & Services	19,800	485,702
Etihad Etisalat Co., 144A, 12/05/14	Wireless Telecommunication Services	515,329	11,748,091

Total Participatory Notes (Cost $10,815,443)			13,516,602

Preferred Stocks 3.0%
Chile 1.6%
Embotelladora Andina SA, pfd., A	Beverages	2,068,717	7,283,521

Russia 1.4%
Sberbank of Russia, pfd.	Commercial Banks	2,752,211	6,719,064

Total Preferred Stocks (Cost $11,239,911)			14,002,585

Total Investments before Short Term Investments (Cost $323,324,047)			457,166,495

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Developing Markets Securities Fund	Shares	Value
Short Term Investments (Cost $12,277,809) 2.6%
Money Market Funds 2.6%
United States 2.6%
[a,f] Institutional Fiduciary Trust Money Market Portfolio	12,277,809	$12,277,809

Total Investments (Cost $335,601,856) 99.8%		469,444,304
Other Assets, less Liabilities 0.2%		821,406

Net Assets 100.0%		$470,265,710

See Abbreviations on page TD-28.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $18,653,546, representing 3.97% of net assets.

dAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

eSee Note 1(c) regarding Participatory Notes.

fSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$323,324,047
Cost - Sweep Money Fund (Note 7)	12,277,809

Total cost of investments	$335,601,856

Value - Unaffiliated issuers	$457,166,495
Value - Sweep Money Fund (Note 7)	12,277,809

Total value of investments	469,444,304
Cash	852
Foreign currency, at value (cost $47,388)	47,388
Receivables:
Investment securities sold	2,415,950
Capital shares sold	142,999
Dividends	210,342
Foreign tax	25,179
Other assets	12

Total assets	472,287,026

Liabilities:
Payables:
Investment securities purchased	458,487
Capital shares redeemed	516,507
Management fees	433,361
Administrative fees	55,772
Distribution fees	137,500
Custodian fees	149,186
Reports to shareholders	214,744
Accrued expenses and other liabilities	55,759

Total liabilities	2,021,316

Net assets, at value	$470,265,710

Net assets consist of:
Paid-in capital	$363,881,784
Distributions in excess of net investment income	(481,395)
Net unrealized appreciation (depreciation)	133,819,737
Accumulated net realized gain (loss)	(26,954,416)

Net assets, at value	$470,265,710

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$145,707,342

Shares outstanding	14,195,852

Net asset value and maximum offering price per share	$10.26

Class 2:
Net assets, at value	$274,682,503

Shares outstanding	26,966,823

Net asset value and maximum offering price per share	$10.19

Class 3:
Net assets, at value	$34,650,803

Shares outstanding	3,422,536

Net asset value and maximum offering price per share[a]	$10.12

Class 4:
Net assets, at value	$15,225,062

Shares outstanding	1,493,241

Net asset value and maximum offering price per share	$10.20

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,022,583)	$13,364,543
Income from securities loaned	14,539

Total investment income	13,379,082

Expenses:
Management fees (Note 3a)	5,647,955
Administrative fees (Note 3b)	724,451
Distribution fees: (Note 3c)
Class 2	703,863
Class 3	102,353
Class 4	67,695
Unaffiliated transfer agent fees	911
Custodian fees (Note 4)	349,498
Reports to shareholders	142,286
Professional fees	58,627
Trustees’ fees and expenses	2,160
Other	23,136

Total expenses	7,822,935

Net investment income	5,556,147

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	68,533,153
Foreign currency transactions	(570,528)

Net realized gain (loss)	67,962,625

Net change in unrealized appreciation (depreciation) on:
Investments	(79,209,837)
Translation of other assets and liabilities denominated in foreign currencies	(468)
Change in deferred taxes on unrealized appreciation	21,147

Net change in unrealized appreciation (depreciation)	(79,189,158)

Net realized and unrealized gain (loss)	(11,226,533)

Net increase (decrease) in net assets resulting from operations	$(5,670,386)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$5,556,147	$10,321,744
Net realized gain (loss) from investments and foreign currency transactions	67,962,625	37,187,656
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(79,189,158)	25,533,270

Net increase (decrease) in net assets resulting from operations	(5,670,386)	73,042,670

Distributions to shareholders from:
Net investment income:
Class 1	(3,816,779)	(3,523,272)
Class 2	(5,449,449)	(4,111,805)
Class 3	(777,644)	(716,639)
Class 4	(373,848)	(295,623)

Total distributions to shareholders	(10,417,720)	(8,647,339)

Capital share transactions: (Note 2)
Class 1	(52,075,044)	(52,933,691)
Class 2	(8,867,643)	(36,646,633)
Class 3	(12,240,084)	(1,195,085)
Class 4	(7,287,727)	(3,647,744)

Total capital share transactions	(80,470,498)	(94,423,153)

Redemption fees	1,204	1,457

Net increase (decrease) in net assets	(96,557,400)	(30,026,365)

Net assets:
Beginning of year	566,823,110	596,849,475

End of year	$470,265,710	$566,823,110

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(481,395)	$3,581,480

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Securities Lending (continued)

day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2013, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,118,729	$11,636,774	1,107,285	$11,165,172
Shares issued in reinvestment of distributions	392,673	3,816,779	385,901	3,523,272
Shares redeemed	(6,552,381)	(67,528,597)	(6,733,412)	(67,622,135)

Net increase (decrease)	(5,040,979)	$(52,075,044)	(5,240,226)	$(52,933,691)

Class 2 Shares:
Shares sold	5,110,513	$51,867,557	3,879,555	$38,012,902
Shares issued in reinvestment of distributions	564,125	5,449,449	453,341	4,111,805
Shares redeemed	(6,483,017)	(66,184,649)	(7,891,630)	(78,771,340)

Net increase (decrease)	(808,379)	$(8,867,643)	(3,558,734)	$(36,646,633)

Class 3 Shares:
Shares sold	410,783	$4,328,836	998,194	$10,036,984
Shares issued in reinvestment of distributions	81,005	777,644	79,538	716,639
Shares redeemed	(1,696,602)	(17,346,564)	(1,224,195)	(11,948,708)

Net increase (decrease)	(1,204,814)	$(12,240,084)	(146,463)	$(1,195,085)

Class 4 Shares:
Shares sold	206,201	$2,099,934	257,374	$2,544,613
Shares issued on reinvestment of distributions	38,661	373,848	32,558	295,623
Shares redeemed	(973,500)	(9,761,509)	(656,835)	(6,487,980)

Net increase (decrease)	(728,638)	$(7,287,727)	(366,903)	$(3,647,744)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $21,512,788 expiring in 2017.

During the year ended December 31, 2013, the Fund utilized $66,613,489 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$10,417,720	$8,647,339

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$348,373,004

Unrealized appreciation	$129,012,176
Unrealized depreciation	(7,940,876)

Net unrealized appreciation (depreciation)	$121,071,300

Undistributed ordinary income	$6,847,606

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $224,131,604 and $314,267,484, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

9. CREDIT FACILITY (continued)

Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Closed End Funds	$1,804,395	$—	$—	$1,804,395
Equity Investments:[a]
Russia	21,352,068	1,870,877	—	23,222,945
All Other Equity Investments[b]	418,622,553	—	—	418,622,553
Participatory Notes	—	13,516,602	—	13,516,602
Short Term Investments	12,277,809	—	—	12,277,809

Total Investments in Securities	$454,056,825	$15,387,479	$—	$469,444,304

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
SDR - Swedish Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record as of the 2014 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+22.97%	+14.06%	+7.74%

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI EAFE Index, produced a +23.29% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support following political turmoil in

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the 12 months under review, all sectors in the MSCI EAFE Index delivered positive returns as the broad market rallied. Our stock selection in the financials sector, especially in insurance, diversified financial services and commercial banks, was a major contributor to

Fund performance relative to its benchmark index.2 Among the top sector contributors were insurance providers AXA (France) and Aegon (Netherlands), diversified financial services providers ING Groep (Netherlands) and ING U.S.,3 a new holding, and commercial banks Lloyds Banking Group (U.K.), BNP Paribas (France) and UniCredit (Italy). AXA’s shares advanced through the year as the insurer reported moderate revenue growth across all its business segments and continued to focus on higher margin products. The insurer also continued to expand its presence in emerging markets by acquiring domestic insurers in China and Colombia. Our underweighting in the underperforming materials sector, especially in metals and mining, contributed to relative results.4 Stock selection in the health care sector also aided relative performance, with pharmaceutical company Roche Holding (Switzerland) as a notable contributor.5 The company reported encouraging earnings results through the year, driven by demand for its cancer drugs, especially Avastin. The drug maker also progressed on its product pipeline and launched cancer drugs Perjeta in the U.S. and Kadcyla in the European Union. Underweightings in utilities, a sector we eliminated by period-end, and in consumer staples also aided returns.6 Other individual contributors included telecommunication services provider Vodafone Group (U.K.), specialty retailer Kingfisher (U.K.) and Japanese automobile manufacturer Mazda Motor.7 Vodafone’s stock price advanced as the company entered into an agreement to sell a joint venture interest to its partner Verizon Communications and planned to return a large portion of the sale to Vodafone’s shareholders.

In contrast, our overweighting and stock selection in the energy sector detracted from Fund performance.8 Our positions in energy equipment and services companies Aker Solutions (Norway) and Trican Well Service3 (Canada) as well as Norwegian oil and natural gas producer Statoil suffered from oil price fluctuations stemming from Middle East political tensions. Our stock selection in telecommunication services companies such as wireless telecommunication provider China Mobile3 and diversified telecommunication provider China Telecom3 weighed

2. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

3. Not part of the index.

4. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

5. The health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

6. The consumer staples sector comprises food and staples retailing in the SOI.

7. Sold by period-end.

8. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/13

Company Sector/Industry, Country	% of Total Net Assets
BNP Paribas SA	3.2%
Commercial Banks, France
ING Groep NV, IDR	3.0%
Diversified Financial Services, Netherlands
GlaxoSmithKline PLC	2.7%
Pharmaceuticals, U.K.
Sanofi	2.6%
Pharmaceuticals, France
Aviva PLC	2.5%
Insurance, U.K.
Tesco PLC	2.4%
Food & Staples Retailing, U.K.
Credit Suisse Group AG	2.4%
Capital Markets, Switzerland
Samsung Electronics Co. Ltd.	2.2%
Semiconductors & Semiconductor Equipment, South Korea
Total SA, B	2.2%
Oil, Gas & Consumable Fuels, France
AXA SA	2.1%
Insurance, France

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

on results.9 China Mobile’s stock price fell after the company reported lower-than-expected second- and third-quarter earnings because of rising network costs. Stock selection in the information technology sector detracted from relative performance, with an off-benchmark position in South Korean electronic products manufacturer Samsung Electronics as a major detractor.10 In other sectors, the Fund’s off-benchmark positions in POSCO (South Korea) and Potash Corp. of Saskatchewan7 (Canada) as well as holdings in food and staples retailer Tesco (U.K.) and Brazilian metals and mining company Vale hindered relative performance.

From a geographic perspective, our stock selection in Europe benefited the Fund’s relative performance, as a number of our investments in the U.K., Switzerland, the Netherlands, France and Italy performed well. A lack of exposure to Australia, an off-benchmark allocation to the U.S. and stock selection in Hong Kong also contributed to relative returns. However, elsewhere in Asia, off-benchmark allocations to South Korea and China detracted from relative performance. Our exposure to off-benchmark nation Canada and a few European countries, led by Norway, also hurt performance.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

9. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

10. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,201.40	$5.66
Hypothetical (5% return before expenses)	$1,000	$1,020.06	$5.19

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.02%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.63	$12.78	$14.54	$13.68	$10.95

Income from investment operations[a]:
Net investment income[b]	0.34	0.38	0.42	0.28	0.25
Net realized and unrealized gains (losses)	3.00	1.91	(1.90)	0.86	3.39

Total from investment operations	3.34	2.29	(1.48)	1.14	3.64

Less distributions from:
Net investment income	(0.41)	(0.44)	(0.28)	(0.28)	(0.43)
Net realized gains	—	—	—	—	(0.48)

Total distributions	(0.41)	(0.44)	(0.28)	(0.28)	(0.91)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$17.56	$14.63	$12.78	$14.54	$13.68

Total return[d]	23.27%	18.60%	(10.44)%	8.67%	37.34%
Ratios to average net assets
Expenses	0.78%	0.79%	0.79% [e]	0.78% [e]	0.78% [e]
Net investment income	2.16%	2.84%	2.92%	2.10%	2.28%

Supplemental data
Net assets, end of year (000’s)	$298,468	$265,924	$254,292	$321,282	$318,173
Portfolio turnover rate	23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.37	$12.56	$14.29	$13.45	$10.76

Income from investment operations[a]:
Net investment income[b]	0.30	0.34	0.37	0.25	0.22
Net realized and unrealized gains (losses)	2.94	1.87	(1.86)	0.84	3.34

Total from investment operations	3.24	2.21	(1.49)	1.09	3.56

Less distributions from:
Net investment income	(0.37)	(0.40)	(0.24)	(0.25)	(0.39)
Net realized gains	—	—	—	—	(0.48)

Total distributions	(0.37)	(0.40)	(0.24)	(0.25)	(0.87)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$17.24	$14.37	$12.56	$14.29	$13.45

Total return[d]	22.97%	18.23%	(10.63)%	8.41%	37.04%
Ratios to average net assets
Expenses	1.03%	1.04%	1.04% [e]	1.03% [e]	1.03% [e]
Net investment income	1.91%	2.59%	2.67%	1.85%	2.03%

Supplemental data
Net assets, end of year (000’s)	$1,873,586	$1,744,231	$1,679,412	$2,090,757	$2,010,268
Portfolio turnover rate	23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.32	$12.51	$14.24	$13.37	$10.70

Income from investment operations[a]:
Net investment income[b]	0.30	0.34	0.37	0.25	0.25
Net realized and unrealized gains (losses)	2.93	1.87	(1.86)	0.84	3.30

Total from investment operations	3.23	2.21	(1.49)	1.09	3.55

Less distributions from:
Net investment income	(0.37)	(0.40)	(0.24)	(0.22)	(0.40)
Net realized gains	—	—	—	—	(0.48)

Total distributions	(0.37)	(0.40)	(0.24)	(0.22)	(0.88)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$17.18	$14.32	$12.51	$14.24	$13.37

Total return[d]	22.98%	18.30%	(10.68)%	8.41%	37.20%
Ratios to average net assets
Expenses	1.03%	1.04%	1.04% [e]	1.03% [e]	1.03% [e]
Net investment income	1.91%	2.59%	2.67%	1.85%	2.03%

Supplemental data
Net assets, end of year (000’s)	$95,405	$91,642	$88,380	$108,766	$115,364
Portfolio turnover rate	23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.48	$12.66	$14.43	$13.59	$10.91

Income from investment operations[a]:
Net investment income[b]	0.28	0.33	0.36	0.17	0.21
Net realized and unrealized gains (losses)	2.97	1.89	(1.88)	0.92	3.37

Total from investment operations	3.25	2.22	(1.52)	1.09	3.58

Less distributions from:
Net investment income	(0.36)	(0.40)	(0.25)	(0.25)	(0.42)
Net realized gains	—	—	—	—	(0.48)

Total distributions	(0.36)	(0.40)	(0.25)	(0.25)	(0.90)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$17.37	$14.48	$12.66	$14.43	$13.59

Total return[d]	22.86%	18.14%	(10.74)%	8.38%	36.84%
Ratios to average net assets
Expenses	1.13%	1.14%	1.14% [e]	1.13% [e]	1.13% [e]
Net investment income	1.81%	2.49%	2.57%	1.75%	1.93%

Supplemental data
Net assets, end of year (000’s)	$513,098	$416,277	$353,346	$305,505	$48,501
Portfolio turnover rate	23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks 97.1%
Aerospace & Defense 1.1%
BAE Systems PLC	United Kingdom	4,201,030	$30,243,321

Airlines 0.8%
[a] Deutsche Lufthansa AG	Germany	1,080,990	22,928,024

Auto Components 1.8%
Cie Generale des Etablissements Michelin, B	France	222,570	23,649,703
Hyundai Mobis	South Korea	100,634	27,977,057

			51,626,760

Automobiles 1.7%
Nissan Motor Co. Ltd.	Japan	1,341,500	11,261,975
Toyota Motor Corp., ADR	Japan	291,181	35,500,788

			46,762,763

Building Products 0.6%
Compagnie de Saint-Gobain	France	296,890	16,324,678

Capital Markets 2.8%
Credit Suisse Group AG	Switzerland	2,190,208	66,954,736
GAM Holding Ltd.	Switzerland	505,110	9,824,179

			76,778,915

Chemicals 1.6%
Akzo Nobel NV	Netherlands	594,220	46,049,475

Commercial Banks 14.2%
BNP Paribas SA	France	1,124,120	87,593,758
[a] Commerzbank AG	Germany	793,900	12,787,430
DBS Group Holdings Ltd.	Singapore	2,174,520	29,469,244
Hana Financial Group Inc.	South Korea	1,255,380	52,202,214
HSBC Holdings PLC	United Kingdom	4,015,600	43,577,184
KB Financial Group Inc., ADR	South Korea	1,189,645	48,192,519
[a] Lloyds Banking Group PLC	United Kingdom	19,072,470	24,875,644
Societe Generale	France	480,870	27,925,855
UniCredit SpA	Italy	6,991,743	51,740,224
United Overseas Bank Ltd.	Singapore	985,000	16,580,599

			394,944,671

Communications Equipment 0.4%
Ericsson, B, ADR	Sweden	997,972	12,215,177

Computers & Peripherals 0.5%
Compal Electronics Inc.	Taiwan	16,699,431	12,791,244

Construction & Engineering 0.7%
Carillion PLC	United Kingdom	3,750,730	20,520,595

Construction Materials 0.6%
CRH PLC	Ireland	659,820	16,608,757

Containers & Packaging 0.9%
Rexam PLC	United Kingdom	2,719,161	23,875,348

Diversified Financial Services 4.4%
[a] ING Groep NV, IDR	Netherlands	6,093,334	84,651,943
ING U.S. Inc.	United States	1,076,240	37,829,836

			122,481,779

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services 5.6%
China Telecom Corp. Ltd., H	China	47,482,357	$24,003,410
Orange SA	France	1,396,683	17,290,236
Singapore Telecommunications Ltd.	Singapore	9,394,000	27,248,407
[b] Telefonica SA, ADR	Spain	2,270,951	37,107,339
Telenor ASA	Norway	1,103,354	26,305,418
Vivendi SA	France	928,427	24,461,917

			156,416,727

Electrical Equipment 0.9%
Alstom SA	France	438,720	15,976,586
Shanghai Electric Group Co. Ltd., H	China	23,792,000	8,590,997

			24,567,583

Electronic Equipment, Instruments & Components 1.8%
[a] Flextronics International Ltd.	Singapore	2,385,970	18,538,987
Kingboard Chemical Holdings Ltd.	Hong Kong	11,646,000	30,337,707

			48,876,694

Energy Equipment & Services 3.7%
Aker Solutions ASA	Norway	1,617,940	28,917,033
Ensign Energy Services Inc.	Canada	1,965,300	30,955,580
Fugro NV, IDR	Netherlands	253,200	15,085,600
Trican Well Service Ltd.	Canada	2,373,000	28,999,237

			103,957,450

Food & Staples Retailing 3.2%
Metro AG	Germany	437,967	21,205,310
Tesco PLC	United Kingdom	12,226,930	67,709,603

			88,914,913

Health Care Equipment & Supplies 1.1%
Getinge AB, B	Sweden	417,870	14,290,929
Nobel Biocare Holding AG	Switzerland	974,135	15,179,055

			29,469,984

Health Care Providers & Services 0.5%
Shanghai Pharmaceuticals Holding Co. Ltd., H	China	5,268,500	12,881,900

Industrial Conglomerates 2.6%
Hutchison Whampoa Ltd.	Hong Kong	2,500,239	34,016,418
Siemens AG	Germany	285,414	38,979,957

			72,996,375

Insurance 10.1%
ACE Ltd.	United States	307,649	31,850,901
Aegon NV	Netherlands	5,507,530	51,983,816
AIA Group Ltd.	Hong Kong	7,789,600	39,076,833
Aviva PLC	United Kingdom	9,258,670	68,937,783
AXA SA	France	2,056,508	57,168,564
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	68,060	14,992,686
Swiss Re AG	Switzerland	174,680	16,066,918

			280,077,501

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (continued)
Leisure Equipment & Products 1.0%
Namco Bandai Holdings Inc.	Japan	977,800	$21,673,174
Nikon Corp.	Japan	386,100	7,366,333

			29,039,507

Life Sciences Tools & Services 0.6%
Lonza Group AG	Switzerland	175,440	16,638,332

Metals & Mining 2.6%
HudBay Minerals Inc.	Canada	2,891,000	23,788,862
Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Russia	317,022	5,264,151
POSCO	South Korea	136,907	42,340,700

			71,393,713

Multiline Retail 1.0%
Marks & Spencer Group PLC	United Kingdom	4,066,900	29,146,395

Oil, Gas & Consumable Fuels 11.4%
BP PLC	United Kingdom	5,946,135	48,064,250
China Shenhua Energy Co. Ltd., H	China	8,462,000	26,626,706
Eni SpA	Italy	1,159,640	27,898,032
LUKOIL Holdings, ADR	Russia	109,772	6,855,261
Royal Dutch Shell PLC, A	United Kingdom	16,803	601,696
Royal Dutch Shell PLC, B	United Kingdom	1,094,263	41,308,844
Statoil ASA	Norway	1,816,110	44,017,109
Suncor Energy Inc.	Canada	901,700	31,614,469
Talisman Energy Inc.	Canada	2,554,600	29,703,253
Total SA, B	France	979,926	60,021,459

			316,711,079

Pharmaceuticals 8.4%
GlaxoSmithKline PLC	United Kingdom	2,772,585	73,997,433
Novartis AG	Switzerland	328,730	26,237,964
Roche Holding AG	Switzerland	179,480	50,138,912
Sanofi	France	670,755	71,152,721
Teva Pharmaceutical Industries Ltd., ADR	Israel	333,815	13,379,305

			234,906,335

Real Estate Management & Development 0.0%†
Cheung Kong (Holdings) Ltd.	Hong Kong	922	14,565

Semiconductors & Semiconductor Equipment 3.1%
Infineon Technologies AG	Germany	1,103,225	11,775,691
Samsung Electronics Co. Ltd.	South Korea	46,744	60,747,607
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	4,151,526	14,681,997

			87,205,295

Software 1.7%
Capcom Co. Ltd.	Japan	1,211,400	21,708,564
Trend Micro Inc.	Japan	713,300	24,928,243

			46,636,807

Specialty Retail 1.2%
Kingfisher PLC	United Kingdom	5,160,616	32,865,855

Trading Companies & Distributors 1.7%
ITOCHU Corp.	Japan	3,753,600	46,305,094

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 2.8%
China Mobile Ltd.	China	2,340,000	$24,216,730
Vodafone Group PLC, ADR	United Kingdom	1,340,319	52,687,940

			76,904,670

Total Common Stocks (Cost $2,052,849,016)			2,700,078,281

Preferred Stocks 0.6%
Metals & Mining 0.3%
Vale SA, ADR, pfd., A	Brazil	664,832	9,314,297

Oil, Gas & Consumable Fuels 0.3%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	517,880	7,607,657

Total Preferred Stocks (Cost $12,298,385)			16,921,954

Total Investments before Short Term Investments (Cost $2,065,147,401)			2,717,000,235

Short Term Investments 2.7%
Money Market Funds (Cost $69,592,541) 2.5%
[a,c] Institutional Fiduciary Trust Money Market Portfolio	United States	69,592,541	69,592,541

[d]Investments from Cash Collateral Received for Loaned Securities (Cost $6,432,000) 0.2%
Money Market Funds 0.2%
[e] BNY Mellon Overnight Government Fund, 0.017%	United States	6,432,000	6,432,000

Total Investments (Cost $2,141,171,942) 100.4%			2,793,024,776
Other Assets, less Liabilities (0.4)%			(12,466,730)

Net Assets 100.0%			$2,780,558,046

See Abbreviations on page TF-27.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2013. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,071,579,401
Cost - Sweep Money Fund (Note 7)	69,592,541

Total cost of investments	$2,141,171,942

Value - Unaffiliated issuers	$2,723,432,235
Value - Sweep Money Fund (Note 7)	69,592,541

Total value of investments (includes securities loaned in the amount $6,274,560)	2,793,024,776
Receivables:
Investment securities sold	515,083
Capital shares sold	982,086
Dividends	4,477,585
Other assets	60

Total assets	2,798,999,590

Liabilities:
Payables:
Investment securities purchased	495,501
Capital shares redeemed	7,960,888
Management fees	1,477,136
Administrative fees	222,190
Distribution fees	1,104,444
Payable upon return of securities loaned	6,432,000
Accrued expenses and other liabilities	749,385

Total liabilities	18,441,544

Net assets, at value	$2,780,558,046

Net assets consist of:
Paid-in capital	$2,147,551,858
Undistributed net investment income	49,005,172
Net unrealized appreciation (depreciation)	651,936,806
Accumulated net realized gain (loss)	(67,935,790)

Net assets, at value	$2,780,558,046

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$298,468,465

Shares outstanding	16,995,615

Net asset value and maximum offering price per share	$17.56

Class 2:
Net assets, at value	$1,873,586,040

Shares outstanding	108,656,664

Net asset value and maximum offering price per share	$17.24

Class 3:
Net assets, at value	$95,405,319

Shares outstanding	5,553,970

Net asset value and maximum offering price per share[a]	$17.18

Class 4:
Net assets, at value	$513,098,222

Shares outstanding	29,544,388

Net asset value and maximum offering price per share	$17.37

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $6,946,517)	$75,267,252
Income from securities loaned	1,510,201

Total investment income	76,777,453

Expenses:
Management fees (Note 3a)	16,712,881
Administrative fees (Note 3b)	2,535,512
Distribution fees: (Note 3c)
Class 2	4,453,331
Class 3	230,038
Class 4	1,623,277
Unaffiliated transfer agent fees	1,774
Custodian fees (Note 4)	377,540
Reports to shareholders	436,387
Registration and filing fees	1,094
Professional fees	138,372
Trustees’ fees and expenses	10,256
Other	56,693

Total expenses	26,577,155

Net investment income	50,200,298

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	40,989,015
Foreign currency transactions	(465,033)

Net realized gain (loss)	40,523,982

Net change in unrealized appreciation (depreciation) on:
Investments	454,907,975
Translation of other assets and liabilities denominated in foreign currencies	77,388

Net change in unrealized appreciation (depreciation)	454,985,363

Net realized and unrealized gain (loss)	495,509,345

Net increase (decrease) in net assets resulting from operations	$545,709,643

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$50,200,298	$63,456,029
Net realized gain (loss) from investments and foreign currency transactions	40,523,982	19,998,467
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	454,985,363	333,368,769

Net increase (decrease) in net assets resulting from operations	545,709,643	416,823,265

Distributions to shareholders from:
Net investment income:
Class 1	(7,042,374)	(8,240,958)
Class 2	(42,339,120)	(51,055,731)
Class 3	(2,189,476)	(2,656,996)
Class 4	(10,745,373)	(11,448,483)

Total distributions to shareholders	(62,316,343)	(73,402,168)

Capital share transactions: (Note 2)
Class 1	(18,682,478)	(24,104,168)
Class 2	(199,579,456)	(174,931,568)
Class 3	(13,135,502)	(9,153,115)
Class 4	10,467,967	7,407,804

Total capital share transactions	(220,929,469)	(200,781,047)

Redemption fees	19,703	4,388

Net increase (decrease) in net assets	262,483,534	142,644,438
Net assets:
Beginning of year	2,518,074,512	2,375,430,074

End of year	$2,780,558,046	$2,518,074,512

Undistributed net investment income included in net assets:
End of year	$49,005,172	$61,586,250

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	496,052	$7,884,222	437,702	$5,851,468
Shares issued in reinvestment of distributions	468,554	7,042,374	676,598	8,240,958
Shares redeemed	(2,142,399)	(33,609,074)	(2,835,243)	(38,196,594)

Net increase (decrease)	(1,177,793)	$(18,682,478)	(1,720,943)	$(24,104,168)

Class 2 Shares:
Shares sold	9,932,214	$152,564,880	12,784,843	$164,850,484
Shares issued in reinvestment of distributions	2,864,622	42,339,120	4,261,747	51,055,731
Shares redeemed	(25,480,434)	(394,483,456)	(29,457,075)	(390,837,783)

Net increase (decrease)	(12,683,598)	$(199,579,456)	(12,410,485)	$(174,931,568)

Class 3 Shares:
Shares sold	558,566	$8,455,794	414,387	$5,363,853
Shares issued in reinvestment of distributions	148,742	2,189,476	222,529	2,656,996
Shares redeemed	(1,552,340)	(23,780,772)	(1,302,161)	(17,173,964)

Net increase (decrease)	(845,032)	$(13,135,502)	(665,245)	$(9,153,115)

Class 4 Shares:
Shares sold	5,690,758	$88,119,947	6,234,278	$81,740,548
Shares issued on reinvestment of distributions	721,650	10,745,373	947,722	11,448,483
Shares redeemed	(5,613,738)	(88,397,353)	(6,356,073)	(85,781,227)

Net increase (decrease)	798,670	$10,467,967	825,927	$7,407,804

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES (continued)

At December 31, 2013, the Fund had capital loss carryforwards of $59,815,020 expiring in 2017. During the year ended December 31, 2013, the Fund utilized $40,989,015 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$62,316,343	$73,402,168

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,149,983,787

Unrealized appreciation	$707,876,713
Unrealized depreciation	(64,835,724)

Net unrealized appreciation (depreciation)	$643,040,989

Distributable earnings – undistributed ordinary income	$49,729,731

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $592,406,211 and $841,981,365, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

9. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$2,717,000,235	$—	$—	$2,717,000,235
Short Term Investments	69,592,541	6,432,000	—	76,024,541

Total Investments in Securities	$2,786,592,776	$6,432,000	$—	$2,793,024,776

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
IDR - International Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Foreign Securities Fund

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record as of the 2014 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL BOND SECURITIES FUND

We are pleased to bring you Templeton Global Bond Securities Fund’s annual report for the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+1.63%	+9.50%	+8.82%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Bond Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGB-1

Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmarks, the JPM GGBI and the Citigroup WGBI, had -4.50% and -4.00% total returns for the same period.1

Economic and Market Overview

The global economic recovery was mixed during the year under review. The recovery in emerging markets moderated after many economies had previously returned to and exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the eurozone and Japan continued to be slow by the standards of previous recoveries. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported assets perceived as risky and equity markets performed well.

Fears of possible reductions in stimulative government policies contributed to periods of risk aversion, when credit spreads widened and assets perceived as risky sold off, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s commitment to raise its inflation target, as well as from the European Central Bank’s interest rate cuts.

During the period, the U.S. Federal Reserve Board (Fed) announced it might reduce the size of its quantitative easing program at subsequent meetings. The announcement led risk assets, particularly those in emerging markets, to sell off as market participants’ expectations of global liquidity conditions began to change. The Fed later confirmed it would begin tapering its asset purchases from $85 billion per month to $75 billion per month beginning in January 2014.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

TGB-2

Global financial market volatility increased toward the end of the period as the U.S. federal government partially shut down and the U.S. Treasury approached its debt ceiling. As the government shutdown ended and the debt ceiling was raised, market volatility quickly subsided.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. During the year under review, each of these sources of return benefited absolute and relative performance.

Interest Rate Strategy

As part of the Fund’s interest rate strategy we use interest rate swaps to manage duration. We maintained a defensive posture with respect to interest rate risk in developed and emerging markets. At period-end, the Fund had a shorter duration position than the JPM GGBI given our assessment that there was limited scope for further global interest rate reductions from historically low levels and improving economic conditions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums, and select duration exposures in Europe and Latin America contributed to performance relative to the JPM GGBI.

Currency Strategy

As part of the Fund’s investment strategy, we used currency forward contracts seeking to hedge or gain exposure to various currencies. Overall, our diversified currency exposure contributed to absolute performance and performance relative to the JPM GGBI. As the Japanese yen depreciated against the U.S. dollar during the year, the Fund’s net negative position in the currency, achieved via the use of currency forward contracts, contributed meaningfully in terms of absolute and relative performance. Our net negative position in the yen reflected our pessimistic view on the relative prospects for the Japanese economy and

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?

An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

TGB-3

was meant as an implicit hedge against potentially rising yields in the U.S., given the yen’s historically strong correlation to long-term U.S. Treasury yields. However, as the euro appreciated against the U.S. dollar during the year, our net negative position in the monetary union’s currency detracted from performance.

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that has historically typically compensated for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Overall, the Fund’s sovereign credit exposures contributed to performance. These exposures were concentrated in non-eurozone Europe.

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Currency Breakdown

Templeton Global Bond Securities Fund

12/31/13

% of Total Net Assets

Americas	82.1%
U.S. Dollar	58.2%
Mexican Peso	11.7%
Brazilian Real	4.4%
Canadian Dollar	4.0%
Chilean Peso	3.7%
Peruvian Nuevo Sol	0.1%

Asia Pacific	24.6%
South Korean Won	16.4%
Malaysian Ringgit	12.7%
Singapore Dollar	8.5%
Indonesian Rupiah	2.4%
Indian Rupee	2.3%
Philippine Peso	1.4%
Sri Lankan Rupee	1.2%
Japanese Yen*	-20.3%

Europe*	-6.7%
Polish Zloty	10.6%
Swedish Krona	8.1%
Hungarian Forint	2.3%
Euro*	-27.7%

*A negative figure reflects net “short” exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund’s value would potentially decline if the value of the associated currency increases.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGB-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 2

TGB-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,033.30	$3.79
Hypothetical (5% return before expenses)	$1,000	$1,021.48	$3.77

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGB-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.01	$18.61	$19.94	$17.72	$17.42

Income from investment operations[a]:
Net investment income[b]	0.64	0.72	0.87	1.00	0.99
Net realized and unrealized gains (losses)	(0.30)	1.99	(0.92)	1.58	2.01

Total from investment operations	0.34	2.71	(0.05)	2.58	3.00

Less distributions from:
Net investment income and net foreign currency gains	(0.96)	(1.28)	(1.15)	(0.31)	(2.70)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(1.20)	(1.31)	(1.28)	(0.36)	(2.70)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$19.15	$20.01	$18.61	$19.94	$17.72

Total return[d]	1.89%	15.31%	(0.61)%	14.71%	18.98%
Ratios to average net assets
Expenses[e]	0.51%	0.55%	0.56%	0.55%	0.54%
Net investment income	3.26%	3.71%	4.40%	5.27%	5.73%

Supplemental data
Net assets, end of year (000’s)	$280,963	$307,142	$269,819	$272,232	$195,662
Portfolio turnover rate	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.47	$18.15	$19.49	$17.34	$17.10

Income from investment operations[a]:
Net investment income[b]	0.57	0.65	0.79	0.93	0.93
Net realized and unrealized gains (losses)	(0.27)	1.94	(0.89)	1.54	1.98

Total from investment operations	0.30	2.59	(0.10)	2.47	2.91

Less distributions from:
Net investment income and net foreign currency gains	(0.93)	(1.24)	(1.11)	(0.27)	(2.67)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(1.17)	(1.27)	(1.24)	(0.32)	(2.67)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.60	$19.47	$18.15	$19.49	$17.34

Total return[d]	1.63%	15.07%	(0.87)%	14.45%	18.68%
Ratios to average net assets
Expenses[e]	0.76%	0.80%	0.81%	0.80%	0.79%
Net investment income	3.01%	3.46%	4.15%	5.02%	5.48%

Supplemental data
Net assets, end of year (000’s)	$2,826,039	$2,418,229	$1,812,814	$1,490,794	$1,262,783
Portfolio turnover rate	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.48	$18.15	$19.48	$17.33	$17.08

Income from investment operations[a]:
Net investment income[b]	0.57	0.65	0.80	0.93	0.93
Net realized and unrealized gains (losses)	(0.27)	1.94	(0.90)	1.54	1.98

Total from investment operations	0.30	2.59	(0.10)	2.47	2.91

Less distributions from:
Net investment income and net foreign currency gains	(0.92)	(1.23)	(1.10)	(0.27)	(2.66)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(1.16)	(1.26)	(1.23)	(0.32)	(2.66)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.62	$19.48	$18.15	$19.48	$17.33

Total return[d]	1.64%	15.06%	(0.83)%	14.38%	18.69%
Ratios to average net assets
Expenses[e]	0.76%	0.80%	0.81%	0.80%	0.79%
Net investment income	3.01%	3.46%	4.15%	5.02%	5.48%

Supplemental data
Net assets, end of year (000’s)	$194,122	$198,077	$185,811	$183,380	$143,264
Portfolio turnover rate	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.82	$18.44	$19.78	$17.61	$17.37

Income from investment operations[a]:
Net investment income[b]	0.56	0.64	0.79	0.93	0.93
Net realized and unrealized gains (losses)	(0.28)	1.98	(0.91)	1.56	2.00

Total from investment operations	0.28	2.62	(0.12)	2.49	2.93

Less distributions from:
Net investment income and net foreign currency gains	(0.89)	(1.21)	(1.09)	(0.27)	(2.69)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(1.13)	(1.24)	(1.22)	(0.32)	(2.69)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.97	$19.82	$18.44	$19.78	$17.61

Total return[d]	1.54%	14.97%	(0.96)%	14.28%	18.58%
Ratios to average net assets
Expenses[e]	0.86%	0.90%	0.91%	0.90%	0.89%
Net investment income	2.91%	3.36%	4.05%	4.92%	5.38%

Supplemental data
Net assets, end of year (000’s)	$118,145	$163,241	$151,695	$150,891	$108,910
Portfolio turnover rate	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities 65.7%
Brazil 4.1%
Letra Tesouro Nacional, Strip,
1/01/15	3,971	[a] BRL	$1,517,952
1/01/16	26,160	[a] BRL	8,866,995
1/01/17	46,660	[a] BRL	13,913,524
Nota Do Tesouro Nacional,
10.00%, 1/01/14	7,100	[a] BRL	3,005,713
10.00%, 1/01/17	22,490	[a] BRL	9,010,015
10.00%, 1/01/21	9,240	[a] BRL	3,398,793
10.00%, 1/01/23	26,700	[a] BRL	9,526,924
[b] Index Linked, 6.00%, 5/15/15	30,226	[a] BRL	30,796,127
[b] Index Linked, 6.00%, 8/15/16	14,388	[a] BRL	14,526,395
[b] Index Linked, 6.00%, 5/15/17	202	[a] BRL	202,885
[b] Index Linked, 6.00%, 8/15/18	12,725	[a] BRL	12,679,621
[b] Index Linked, 6.00%, 8/15/22	14,400	[a] BRL	14,056,509
[b] Index Linked, 6.00%, 5/15/45	10,825	[a] BRL	10,079,341
senior note, 10.00%, 1/01/19	21,390	[a] BRL	8,192,766

			139,773,560

Canada 2.7%
Government of Canada,
2.25%, 8/01/14	10,628,000	CAD	10,079,965
1.00%, 11/01/14	20,887,000	CAD	19,667,584
2.00%, 12/01/14	17,861,000	CAD	16,971,271
1.00%, 2/01/15	48,972,000	CAD	46,108,326

			92,827,146

Hungary 4.2%
Government of Hungary,
5.50%, 2/12/14	653,440,000	HUF	3,030,175
7.75%, 8/24/15	672,690,000	HUF	3,331,052
5.50%, 2/12/16	436,800,000	HUF	2,095,705
5.50%, 12/22/16	236,640,000	HUF	1,139,444
4.125%, 2/19/18	14,310,000		14,462,044
6.50%, 6/24/19	389,700,000	HUF	1,949,586
7.50%, 11/12/20	317,540,000	HUF	1,659,850
5.375%, 2/21/23	26,430,000		26,206,666
A, 8.00%, 2/12/15	280,000,000	HUF	1,364,846
A, 6.75%, 11/24/17	2,049,040,000	HUF	10,280,148
A, 5.50%, 12/20/18	446,060,000	HUF	2,136,985
A, 7.00%, 6/24/22	512,570,000	HUF	2,585,322
A, 6.00%, 11/24/23	173,290,000	HUF	822,136
B, 6.75%, 2/24/17	394,700,000	HUF	1,961,662
D, 6.75%, 8/22/14	1,856,440,000	HUF	8,782,954
senior note, 6.25%, 1/29/20	6,420,000		6,945,638
senior note, 6.375%, 3/29/21	14,820,000		16,033,387
[c] senior note, Reg S, 3.50%, 7/18/16	1,055,000	EUR	1,500,165
[c] senior note, Reg S, 4.375%, 7/04/17	7,480,000	EUR	10,771,024
[c] senior note, Reg S, 5.75%, 6/11/18	14,475,000	EUR	21,677,406
[c] senior note, Reg S, 3.875%, 2/24/20	3,120,000	EUR	4,302,289

			143,038,484

Iceland 0.2%
[d]Government of Iceland, 144A, 5.875%, 5/11/22	7,660,000		7,870,650

TGB-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia 2.4%
Government of Indonesia,
FR31, 11.00%, 11/15/20	170,808,000,000	IDR	$15,972,581
FR34, 12.80%, 6/15/21	208,649,000,000	IDR	21,304,064
FR35, 12.90%, 6/15/22	67,421,000,000	IDR	6,974,170
FR36, 11.50%, 9/15/19	31,754,000,000	IDR	2,994,348
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	541,430
FR40, 11.00%, 9/15/25	46,856,000,000	IDR	4,464,505
FR43, 10.25%, 7/15/22	69,179,000,000	IDR	6,264,366
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	397,343
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	19,656,723
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,442,232
senior bond, FR53, 8.25%, 7/15/21	11,270,000,000	IDR	919,895
Indonesia Retail Bond, senior note, 8.50%, 10/15/16	3,358,000,000	IDR	276,243

			81,207,900

Ireland 8.9%
Government of Ireland,
5.50%, 10/18/17	27,708,700	EUR	43,369,903
5.90%, 10/18/19	20,597,000	EUR	33,280,628
4.50%, 4/18/20	19,512,000	EUR	29,375,017
5.00%, 10/18/20	58,588,000	EUR	90,671,337
senior bond, 4.50%, 10/18/18	8,090,000	EUR	12,354,689
senior bond, 4.40%, 6/18/19	20,943,000	EUR	31,673,977
senior bond, 5.40%, 3/13/25	40,422,910	EUR	63,308,941

			304,034,492

Lithuania 1.2%
[d]Government of Lithuania, 144A,
6.75%, 1/15/15	19,480,000		20,600,587
7.375%, 2/11/20	12,690,000		15,267,656
6.125%, 3/09/21	3,240,000		3,676,315

			39,544,558

Malaysia 3.8%
Government of Malaysia,
3.434%, 8/15/14	59,260,000	MYR	18,129,565
3.741%, 2/27/15	61,480,000	MYR	18,893,122
3.835%, 8/12/15	36,620,000	MYR	11,287,025
4.72%, 9/30/15	230,000	MYR	71,971
3.197%, 10/15/15	14,220,000	MYR	4,337,783
senior bond, 5.094%, 4/30/14	187,985,000	MYR	57,734,359
senior bond, 3.814%, 2/15/17	18,885,000	MYR	5,820,163
senior bond, 4.24%, 2/07/18	44,360,000	MYR	13,820,132

			130,094,120

Mexico 3.7%
Government of Mexico,
7.00%, 6/19/14	286,280[e]	MXN	2,232,692
9.50%, 12/18/14	1,774,400[e]	MXN	14,371,673
6.00%, 6/18/15	732,200[e]	MXN	5,805,212
8.00%, 12/17/15	4,996,150[e]	MXN	41,408,288
6.25%, 6/16/16	733,810[e]	MXN	5,918,589
7.25%, 12/15/16	250,000[e]	MXN	2,067,835

TGB-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Mexico (continued)
7.75%, 12/14/17	4,473,000	[e] MXN	$37,709,388
[f]Mexican Udibonos, Index Linked,
4.50%, 12/18/14	222,190	[g] MXN	1,783,563
5.00%, 6/16/16	569,208	[g] MXN	4,827,172
3.50%, 12/14/17	570,675	[g] MXN	4,734,753
4.00%, 6/13/19	391,698	[g] MXN	3,328,978
2.50%, 12/10/20	308,481	[g] MXN	2,405,497

			126,593,640

Peru 0.1%
Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	4,535,287

Philippines 0.2%
Government of the Philippines,
senior bond, 7.00%, 1/27/16	53,190,000	PHP	1,292,639
senior bond, 9.125%, 9/04/16	31,840,000	PHP	821,907
senior note, 6.25%, 1/27/14	35,720,000	PHP	806,832
senior note, 1.625%, 4/25/16	236,480,000	PHP	5,278,929

			8,200,307

Poland 9.1%
Government of Poland,
5.75%, 4/25/14	336,990,000	PLN	112,776,374
5.50%, 4/25/15	31,408,000	PLN	10,771,993
6.25%, 10/24/15	75,580,000	PLN	26,531,088
5.00%, 4/25/16	45,810,000	PLN	15,820,591
5.75%, 9/23/22	48,750,000	PLN	17,824,390
[h]FRN, 2.71%, 1/25/17	59,279,000	PLN	19,571,709
[h]FRN, 2.71%, 1/25/21	60,135,000	PLN	19,455,558
Strip, 1/25/14	49,315,000	PLN	16,308,506
Strip, 7/25/14	35,420,000	PLN	11,578,650
Strip, 7/25/15	23,822,000	PLN	7,562,053
Strip, 1/25/16	169,757,000	PLN	52,892,364

			311,093,276

Russia 1.7%
[d]Russia Foreign Bond, senior bond, 144A, 7.50%, 3/31/30	50,648,455		59,108,013

Serbia 0.7%
[d]Government of Serbia, senior note, 144A,
5.25%, 11/21/17	4,590,000		4,627,294
4.875%, 2/25/20	8,800,000		8,371,000
7.25%, 9/28/21	9,670,000		10,232,987

			23,231,281

Singapore 0.8%
Government of Singapore, senior note,
3.625%, 7/01/14	21,650,000	SGD	17,442,766
1.125%, 4/01/16	11,000,000	SGD	8,876,166

			26,318,932

Slovenia 0.4%
[d]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	8,140,000		8,166,455

TGB-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Slovenia (continued)
5.85%, 5/10/23	5,030,000		$5,143,276

			13,309,731

South Korea 14.0%
The Export-Import Bank of Korea, senior note,
4.625%, 2/20/17	230,000	EUR	346,546
[d]144A, 1.45%, 5/19/14	40,580,000	SEK	6,318,181
Korea Monetary Stabilization Bond,
senior bond, 3.47%, 2/02/14	20,416,550,000	KRW	19,352,968
senior bond, 3.59%, 4/02/14	20,432,530,000	KRW	19,402,992
senior bond, 2.47%, 4/02/15	22,461,930,000	KRW	21,217,011
senior bond, 2.80%, 8/02/15	68,737,030,000	KRW	65,181,566
senior bond, 2.81%, 10/02/15	2,932,000,000	KRW	2,780,860
senior note, 3.28%, 6/02/14	24,224,170,000	KRW	23,008,056
senior note, 2.57%, 6/09/14	14,607,000,000	KRW	13,834,163
senior note, 2.82%, 8/02/14	31,785,420,000	KRW	30,141,691
senior note, 2.78%, 10/02/14	13,357,000,000	KRW	12,663,495
senior note, 2.84%, 12/02/14	22,065,270,000	KRW	20,936,073
senior note, 2.74%, 2/02/15	47,745,950,000	KRW	45,249,715
senior note, 2.76%, 6/02/15	51,516,200,000	KRW	48,822,799
senior note, 2.90%, 12/02/15	54,164,800,000	KRW	51,439,336
Korea Treasury Bond,
senior bond, 4.00%, 3/10/16	1,283,100,000	KRW	1,245,888
senior bond, 5.00%, 9/10/16	2,806,000,000	KRW	2,802,925
senior note, 3.25%, 12/10/14	13,830,700,000	KRW	13,173,046
senior note, 4.50%, 3/10/15	641,500,000	KRW	620,482
senior note, 3.25%, 6/10/15	4,668,800,000	KRW	4,454,846
senior note, 4.00%, 9/10/15	3,390,100,000	KRW	3,275,674
senior note, 2.75%, 12/10/15	32,942,000,000	KRW	31,190,316
senior note, 3.00%, 12/10/16	26,530,400,000	KRW	25,247,236
Korea Treasury Note, senior note, 2.75%, 6/10/16	18,308,100,000	KRW	17,318,320

			480,024,185

Sri Lanka 1.2%
Government of Sri Lanka,
A, 7.00%, 3/01/14	43,380,000	LKR	331,025
A, 11.25%, 7/15/14	773,000,000	LKR	6,001,358
A, 11.75%, 3/15/15	8,520,000	LKR	67,440
A, 6.50%, 7/15/15	239,920,000	LKR	1,778,049
A, 11.00%, 8/01/15	1,349,700,000	LKR	10,670,111
A, 6.40%, 8/01/16	109,200,000	LKR	782,571
A, 5.80%, 1/15/17	112,300,000	LKR	781,236
A, 8.00%, 11/15/18	512,300,000	LKR	3,639,778
A, 9.00%, 5/01/21	861,720,000	LKR	6,155,846
B, 11.75%, 4/01/14	68,370,000	LKR	526,938
B, 6.60%, 6/01/14	65,500,000	LKR	497,602
B, 6.40%, 10/01/16	119,100,000	LKR	849,589
B, 8.50%, 7/15/18	146,350,000	LKR	1,059,835
C, 8.50%, 4/01/18	241,930,000	LKR	1,765,710
D, 8.50%, 6/01/18	633,000,000	LKR	4,621,916

			39,529,004

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
[i]Supranational 0.5%
Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	$16,379,549

Sweden 2.4%
Government of Sweden, 6.75%, 5/05/14	391,220,000	SEK	62,045,971
Kommuninvest I Sverige AB, 2.25%, 5/05/14	123,520,000	SEK	19,294,378

			81,340,349

Ukraine 3.0%
[d]Financing of Infrastructure Projects State Enterprise, 144A,
8.375%, 11/03/17	1,100,000		1,017,357
7.40%, 4/20/18	840,000		754,202
[d]Government of Ukraine,
144A, 9.25%, 7/24/17	25,550,000		25,454,188
144A, 7.75%, 9/23/20	17,227,000		15,999,576
senior bond, 144A, 6.58%, 11/21/16	12,541,000		11,796,692
senior bond, 144A, 7.80%, 11/28/22	10,110,000		9,174,825
senior note, 144A, 4.95%, 10/13/15	290,000	EUR	381,826
senior note, 144A, 6.25%, 6/17/16	8,760,000		8,250,825
senior note, 144A, 7.95%, 2/23/21	24,098,000		22,365,956
senior note, 144A, 7.50%, 4/17/23	8,160,000		7,395,000

			102,590,447

Vietnam 0.4%
[d]Government of Vietnam, 144A, 6.75%, 1/29/20	13,110,000		14,240,738

Total Foreign Government and Agency Securities (Cost $2,141,644,799)			2,244,885,649

Municipal Bonds (Cost $1,293,641) 0.0%†
United States 0.0%†
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,510,654

Total Investments before Short Term Investments (Cost $2,142,938,440)			2,246,396,303

Short Term Investments 25.0%
Foreign Government and Agency Securities 14.4%
Brazil 0.2%
Letra Tesouro Nacional, Strip, 4/01/14	18,450	[a] BRL	7,628,846

Canada 1.3%
Government of Canada,
1.00%, 2/01/14	33,882,000	CAD	31,899,130
2.00%, 3/01/14	7,354,000	CAD	6,935,463
0.75%, 5/01/14	6,298,000	CAD	5,926,569

			44,761,162

Hungary 0.1%
[j]Hungary Treasury Bills, 1/08/14 - 6/25/14	356,460,000	HUF	1,637,274

Malaysia 4.4%
[j]Bank of Negara Monetary Notes, 1/09/14 - 11/18/14	496,745,000	MYR	149,780,015
[j]Malaysia Treasury Bill, 5/30/14	1,140,000	MYR	343,547

			150,123,562

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Mexico 3.0%
[j]Mexico Treasury Bills,
1/09/14 - 4/30/14	31,812,220	[k] MXN	$24,223,335
10/16/14	46,859,000	[k] MXN	34,960,785
12/11/14	59,641,100	[k] MXN	44,250,070

			103,434,190

Philippines 0.9%
[j]Philippine Treasury Bills, 1/08/14 - 10/08/14	1,289,295,000	PHP	28,952,151

Singapore 3.8%
Government of Singapore, senior bond, 0.25%, 2/01/14	21,600,000	SGD	17,116,947
[j]Monetary Authority of Singapore Treasury Bills, 1/03/14 - 2/14/14	46,732,000	SGD	37,030,791
[j]Singapore Treasury Bills, 1/10/14 - 5/30/14	96,960,000	SGD	76,800,680

			130,948,418

South Korea 0.7%
Korea Monetary Stabilization Bond, senior bond,
2.55%, 5/09/14	10,064,000,000	KRW	9,531,413
2.72%, 9/09/14	14,437,000,000	KRW	13,682,266

			23,213,679

Total Foreign Government and Agency Securities (Cost $503,106,917)			490,699,282

Total Investments before Repurchase Agreements (Cost $2,646,045,357)			2,737,095,585

Repurchase Agreements (Cost $362,770,388) 10.6%
United States 10.6%
[l]Joint Repurchase Agreement, 0.008%, 1/02/14 (Maturity Value $362,770,540)	362,770,388		362,770,388

BNP Paribas Securities Corp. (Maturity Value $27,683,020)

Credit Suisse Securities (USA) LLC (Maturity Value $83,049,060)

Deutsche Bank Securities Inc. (Maturity Value $48,564,092)

HSBC Securities (USA) Inc. (Maturity Value $116,271,586)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $53,983,884)

Morgan Stanley & Co. LLC (Maturity Value $33,218,898)

Collateralized by U.S. Government Agency Securities, 0.00% - 4.125%, 1/15/14 - 3/07/18;

[j]U.S. Government Agency Discount Notes, 8/19/14; [j]U.S. Treasury Bills, 9/18/14; U.S. Treasury Bonds, 8.875% - 9.125%, 5/15/17 - 5/15/18; U.S. Treasury Notes, 0.25% - 4.75%, 1/15/15 - 12/31/18; and U.S. Treasury Notes, Index Linked, 1.375% - 1.625%, 1/15/18 - 7/15/18 (valued at $370,038,148)

Total Investments (Cost $3,008,815,745) 90.7%			3,099,865,973
Other Assets, less Liabilities 9.3%			319,403,073

Net Assets 100.0%			$3,419,269,046

See Abbreviations on page TGB-41.

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bRedemption price at maturity is adjusted for inflation. See Note 1(g).

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $38,250,884, representing 1.12% of net assets.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $266,213,599, representing 7.79% of net assets.

ePrincipal amount is stated in 100 Mexican Peso Units.

fPrincipal amount of security is adjusted for inflation. See Note 1(g).

gPrincipal amount is stated in Unidad de Inversion Units.

hThe coupon rate shown represents the rate at period end.

iA supranational organization is an entity formed by two or more central governments through international treaties.

jThe security is traded on a discount basis with no stated coupon rate.

kPrincipal amount is stated in 10 Mexican Peso Units.

lSee Note 1(c) regarding joint repurchase agreement.

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	CITI	Buy	34,491,000	533,446		1/06/14	$23,633	$—
Indian Rupee	HSBC	Buy	251,448,000	3,923,021		1/06/14	138,225	—
Indian Rupee	CITI	Sell	34,491,000	555,769		1/06/14	—	(1,311)
Indian Rupee	HSBC	Sell	251,448,000	4,045,825		1/06/14	—	(15,422)
Indian Rupee	DBAB	Buy	217,594,000	3,426,958		1/07/14	86,798	—
Japanese Yen	DBAB	Sell	770,370,000	8,897,885		1/07/14	1,581,670	—
Indian Rupee	DBAB	Sell	217,594,000	3,498,296		1/07/14	—	(15,460)
Euro	DBAB	Sell	2,285,618	3,003,759		1/07/14	—	(140,098)
Indian Rupee	DBAB	Buy	40,529,000	644,084		1/08/14	10,257	—
Malaysian Ringgit	DBAB	Buy	8,862,500	2,865,063		1/08/14	—	(162,856)
Swedish Krona	DBAB	Buy	136,332,733	15,821,369	EUR	1/09/14	—	(572,377)
Mexican Peso	CITI	Buy	109,357,558	8,363,867		1/10/14	24,207	—
Japanese Yen	CITI	Sell	138,680,000	1,589,474		1/10/14	272,408	—
Euro	CITI	Sell	5,040,000	6,611,220		1/10/14	—	(321,266)
Chilean Peso	MSCO	Buy	2,254,600,000	4,581,124		1/13/14	—	(296,950)
Euro	UBSW	Sell	15,572,000	20,393,838		1/13/14	—	(1,025,311)
Euro	DBAB	Sell	9,460,000	12,533,554		1/14/14	—	(478,587)
Euro	JPHQ	Sell	937,000	1,226,767		1/14/14	—	(62,067)
Japanese Yen	UBSW	Sell	415,980,000	4,756,980		1/14/14	806,271	—
Indian Rupee	DBAB	Buy	239,338,000	3,824,390		1/15/14	34,344	—
Japanese Yen	HSBC	Sell	536,380,000	6,109,112		1/15/14	1,014,895	—
Malaysian Ringgit	JPHQ	Buy	1,856,000	604,856		1/16/14	—	(39,167)
Japanese Yen	DBAB	Sell	139,110,000	1,567,896		1/16/14	246,706	—
Japanese Yen	UBSW	Sell	707,660,000	7,973,544		1/16/14	1,252,578	—
Indian Rupee	DBAB	Buy	383,041,000	6,111,193		1/17/14	61,943	—
Japanese Yen	DBAB	Sell	719,030,000	8,111,032		1/17/14	1,282,045	—
Euro	DBAB	Sell	4,856,000	6,497,328		1/17/14	—	(182,044)
Japanese Yen	JPHQ	Sell	1,305,790,000	14,747,457		1/17/14	2,345,718	—
Indian Rupee	JPHQ	Buy	226,092,000	3,581,207		1/21/14	59,624	—
Euro	BZWS	Sell	2,638,000	3,467,255		1/21/14	—	(161,276)
Chilean Peso	DBAB	Buy	2,227,910,000	4,528,272		1/22/14	—	(299,335)
Indian Rupee	DBAB	Buy	79,271,000	1,265,178		1/22/14	11,095	—
Indian Rupee	JPHQ	Buy	152,363,000	2,432,127		1/22/14	20,936	—
Euro	JPHQ	Sell	300,000	403,658		1/22/14	—	(8,988)
Chilean Peso	DBAB	Buy	3,160,140,000	6,428,929		1/24/14	—	(431,889)
Singapore Dollar	JPHQ	Buy	5,740,000	4,629,032		1/24/14	—	(79,990)
Japanese Yen	UBSW	Sell	944,420,000	10,705,282		1/27/14	1,735,197	—
Chilean Peso	DBAB	Buy	1,967,720,000	4,001,871		1/28/14	—	(269,473)
Euro	CITI	Sell	4,998,400	6,690,208		1/28/14	—	(184,997)
Japanese Yen	DBAB	Sell	897,860,782	10,026,363		1/28/14	1,498,453	—
Japanese Yen	HSBC	Sell	1,162,462,488	12,988,408		1/28/14	1,947,302	—
Chilean Peso	DBAB	Buy	635,690,000	1,295,608		1/29/14	—	(89,966)
Indian Rupee	HSBC	Buy	531,272,000	8,425,533		1/29/14	116,138	—
Chilean Peso	JPHQ	Buy	675,370,000	1,372,703		1/30/14	—	(91,956)
Malaysian Ringgit	JPHQ	Buy	11,703,000	3,767,869		1/30/14	—	(203,250)
Chilean Peso	DBAB	Buy	1,271,380,000	2,582,793		1/31/14	—	(172,050)
Euro	DBAB	Sell	65,773,000	88,728,713		1/31/14	—	(1,740,768)
Chilean Peso	DBAB	Buy	1,186,400,000	2,402,106		2/03/14	—	(153,212)
Euro	UBSW	Sell	5,540,000	7,513,071		2/03/14	—	(107,102)

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Buy	9,715,000	3,085,596		2/04/14	$—	$(127,164)
Indian Rupee	JPHQ	Buy	21,500,000	339,360		2/06/14	5,746	—
Malaysian Ringgit	HSBC	Buy	19,888,085	6,268,900		2/06/14	—	(213,078)
Singapore Dollar	DBAB	Buy	6,207,000	4,875,348		2/07/14	43,827	—
Singapore Dollar	HSBC	Buy	6,206,000	5,016,571		2/07/14	—	(98,189)
Indian Rupee	DBAB	Buy	39,609,000	624,182		2/10/14	11,075	—
South Korean Won	HSBC	Buy	21,363,430,000	18,962,746		2/10/14	1,217,420	—
Japanese Yen	CITI	Sell	366,860,000	3,724,013		2/10/14	239,348	—
Euro	CITI	Sell	6,572,000	8,899,605		2/10/14	—	(140,097)
Euro	HSBC	Sell	1,800,000	2,434,230		2/10/14	—	(41,647)
Euro	UBSW	Sell	4,929,000	6,673,472		2/10/14	—	(106,305)
Chilean Peso	BZWS	Buy	1,142,900,000	2,317,315		2/11/14	—	(152,712)
Polish Zloty	BZWS	Buy	17,528,000	4,066,538	EUR	2/11/14	195,525	—
Polish Zloty	DBAB	Buy	17,528,000	4,075,237	EUR	2/11/14	183,560	—
Euro	BZWS	Sell	1,412,000	1,907,753		2/11/14	—	(34,436)
Euro	DBAB	Sell	1,738,000	2,332,274		2/11/14	—	(58,324)
Chilean Peso	DBAB	Buy	1,145,000,000	2,318,283		2/12/14	—	(149,931)
Indian Rupee	HSBC	Buy	42,784,000	664,952		2/12/14	20,944	—
Singapore Dollar	BZWS	Buy	1,717,028	1,353,269		2/12/14	7,516	—
Japanese Yen	GSCO	Sell	394,373,000	4,248,793		2/12/14	502,757	—
Japanese Yen	HSBC	Sell	1,035,240,000	11,130,177		2/12/14	1,296,727	—
Japanese Yen	JPHQ	Sell	1,034,700,000	11,130,223		2/12/14	1,301,902	—
Indian Rupee	HSBC	Buy	108,000,000	1,660,632		2/13/14	70,424	—
Japanese Yen	CITI	Sell	1,371,360,000	14,840,354		2/13/14	1,814,134	—
Japanese Yen	JPHQ	Sell	686,710,000	7,420,122		2/13/14	897,228	—
Euro	UBSW	Sell	657,000	881,234		2/13/14	—	(22,462)
Chilean Peso	DBAB	Buy	964,250,000	1,956,001		2/14/14	—	(130,332)
Chilean Peso	MSCO	Buy	2,590,220,000	5,239,648		2/14/14	—	(335,438)
Malaysian Ringgit	DBAB	Buy	97,443,480	30,906,965		2/14/14	—	(1,246,514)
Polish Zloty	DBAB	Buy	17,528,000	4,068,048	EUR	2/14/14	192,440	—
Chilean Peso	DBAB	Buy	2,188,820,000	4,439,527		2/18/14	—	(297,062)
Indian Rupee	DBAB	Buy	108,614,000	1,656,850		2/18/14	82,258	—
Indian Rupee	JPHQ	Buy	127,745,000	1,949,576		2/18/14	95,855	—
Singapore Dollar	HSBC	Buy	3,667,000	2,901,108		2/18/14	5,090	—
Japanese Yen	GSCO	Sell	123,057,280	1,322,059		2/18/14	153,140	—
Japanese Yen	JPHQ	Sell	831,970,000	8,977,211		2/18/14	1,074,340	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,551,593		2/19/14	—	(60,738)
Japanese Yen	CITI	Sell	684,870,000	7,420,164		2/19/14	914,563	—
Japanese Yen	GSCO	Sell	687,820,000	7,420,129		2/19/14	886,506	—
Euro	JPHQ	Sell	3,942,000	5,268,404		2/19/14	—	(153,790)
Chilean Peso	CITI	Buy	2,285,090,000	4,646,381		2/20/14	—	(322,633)
Indian Rupee	DBAB	Buy	98,937,000	1,537,124		2/20/14	46,387	—
Euro	BZWS	Sell	6,280,000	8,382,795		2/20/14	—	(255,307)
Chilean Peso	JPHQ	Buy	1,055,800,000	2,145,935		2/21/14	—	(148,407)
Euro	GSCO	Sell	2,038,000	2,728,067		2/21/14	—	(75,191)
Chilean Peso	JPHQ	Buy	1,792,000,000	3,635,257		2/24/14	—	(245,945)
Chilean Peso	MSCO	Buy	1,273,240,000	2,575,584		2/24/14	—	(167,432)
Japanese Yen	HSBC	Sell	385,460,000	4,124,773		2/24/14	463,189	—
Chilean Peso	DBAB	Buy	1,455,470,000	2,942,721		2/25/14	—	(190,198)
Japanese Yen	BZWS	Sell	343,460,000	3,710,113		2/25/14	447,483	—
Japanese Yen	JPHQ	Sell	385,700,000	4,160,621		2/25/14	496,741	—

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	1,435,490,000	2,899,980	2/26/14	$—	$(185,529)
Chilean Peso	MSCO	Buy	1,559,200,000	3,152,128	2/26/14	—	(203,746)
Indian Rupee	DBAB	Buy	130,201,000	2,031,439	2/26/14	49,896	—
Euro	BZWS	Sell	9,771,593	13,027,122	2/26/14	—	(413,684)
Japanese Yen	UBSW	Sell	937,086,000	9,517,428	2/26/14	615,724	—
Euro	UBSW	Sell	13,581,483	18,149,614	2/26/14	—	(531,687)
Chilean Peso	DBAB	Buy	2,094,920,000	4,235,584	2/27/14	—	(274,597)
Indian Rupee	DBAB	Buy	700,705,481	10,929,226	2/27/14	269,638	—
Indian Rupee	HSBC	Buy	148,257,000	2,311,207	2/27/14	58,276	—
Malaysian Ringgit	HSBC	Buy	2,087,700	622,265	2/27/14	12,833	—
Singapore Dollar	DBAB	Buy	7,749,500	6,059,978	2/27/14	81,757	—
Japanese Yen	BZWS	Sell	1,576,550,000	16,929,882	2/27/14	1,953,617	—
Euro	BZWS	Sell	3,902,180	5,212,328	2/27/14	—	(155,115)
Japanese Yen	DBAB	Sell	229,660,000	2,508,999	2/27/14	327,369	—
Euro	DBAB	Sell	1,530,900	2,024,646	2/27/14	—	(81,105)
Chilean Peso	DBAB	Buy	790,050,000	1,595,158	2/28/14	—	(101,522)
Chilean Peso	JPHQ	Buy	593,800,000	1,200,445	2/28/14	—	(77,831)
Indian Rupee	DBAB	Buy	211,714,000	3,313,364	2/28/14	69,613	—
Indian Rupee	JPHQ	Buy	181,822,000	2,841,685	2/28/14	63,647	—
Singapore Dollar	BZWS	Buy	21,427,761	16,716,930	2/28/14	265,293	—
Singapore Dollar	DBAB	Buy	5,960,000	4,731,641	2/28/14	37,801	(45,941)
Euro	UBSW	Sell	2,694,506	3,608,644	2/28/14	—	(97,647)
Chilean Peso	DBAB	Buy	1,253,970,000	2,533,529	3/03/14	—	(163,605)
Indian Rupee	CITI	Buy	34,827,000	538,035	3/03/14	18,073	—
Indian Rupee	HSBC	Buy	240,033,500	3,705,936	3/03/14	126,852	—
Euro	DBAB	Sell	2,579,651	3,394,176	3/03/14	—	(154,129)
Japanese Yen	JPHQ	Sell	401,100,000	4,410,794	3/03/14	600,508	—
Japanese Yen	HSBC	Sell	400,800,000	4,401,977	3/04/14	594,519	—
Japanese Yen	UBSW	Sell	447,200,000	4,864,571	3/04/14	616,329	—
Chilean Peso	BZWS	Buy	3,010,700,000	6,079,152	3/05/14	—	(390,393)
Chilean Peso	DBAB	Buy	1,253,970,000	2,526,637	3/05/14	—	(157,243)
Euro	DBAB	Sell	1,536,000	2,000,640	3/05/14	—	(112,122)
Chilean Peso	DBAB	Buy	1,328,230,000	2,673,840	3/06/14	—	(164,412)
Chilean Peso	DBAB	Buy	1,320,220,000	2,665,765	3/07/14	—	(171,748)
Japanese Yen	BZWS	Sell	1,712,605,900	17,274,115	3/07/14	1,004,686	—
Euro	BZWS	Sell	3,441,044	4,502,400	3/07/14	—	(230,735)
Chilean Peso	MSCO	Buy	662,100,000	1,337,576	3/10/14	—	(87,228)
Mexican Peso	HSBC	Buy	135,500,950	10,314,452	3/10/14	30,526	—
Euro	BZWS	Sell	3,785,232	4,931,173	3/10/14	—	(275,379)
Euro	CITI	Sell	31,404,613	41,028,557	3/10/14	—	(2,168,203)
Euro	GSCO	Sell	21,480,000	28,010,350	3/10/14	—	(1,535,195)
Euro	HSBC	Sell	1,844,000	2,406,420	3/10/14	—	(129,985)
Euro	MSCO	Sell	5,225,000	6,827,769	3/10/14	—	(359,171)
Singapore Dollar	CITI	Buy	21,075,381	16,932,505	3/11/14	—	(229,476)
Chilean Peso	DBAB	Buy	1,284,460,000	2,596,967	3/13/14	—	(172,131)
Euro	JPHQ	Sell	541,000	713,081	3/13/14	—	(31,058)
Mexican Peso	CITI	Buy	25,894,900	1,967,204	3/14/14	9,139	—
Singapore Dollar	HSBC	Buy	10,521,600	8,436,177	3/14/14	—	(97,405)
Euro	BZWS	Sell	1,161,439	1,511,346	3/17/14	—	(86,195)
Japanese Yen	CITI	Sell	286,112,008	2,988,583	3/17/14	270,417	—
Chilean Peso	DBAB	Buy	2,600,220,000	5,271,072	3/18/14	—	(365,051)

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	230,330,000	3,633,401		3/18/14	$30,696	$—
Euro	CITI	Sell	861,168	1,117,955		3/18/14	—	(66,566)
Hungarian Forint	DBAB	Buy	2,348,675,000	7,437,753	EUR	3/19/14	584,620	—
Hungarian Forint	JPHQ	Buy	703,907,450	2,231,326	EUR	3/19/14	172,185	—
Singapore Dollar	DBAB	Buy	7,978,100	6,255,175		3/19/14	67,789	—
Singapore Dollar	HSBC	Buy	9,120,000	7,310,328		3/19/14	—	(82,364)
Singapore Dollar	JPHQ	Buy	5,686,000	4,437,888		3/19/14	68,494	—
Japanese Yen	CITI	Sell	1,866,452,000	19,634,407		3/19/14	1,902,246	—
Japanese Yen	MSCO	Sell	575,230,000	6,012,962		3/19/14	548,010	—
Hungarian Forint	JPHQ	Buy	1,177,657,000	3,718,878	EUR	3/20/14	307,298	—
Chilean Peso	JPHQ	Buy	1,065,000,000	2,153,691		3/21/14	—	(144,951)
Hungarian Forint	JPHQ	Buy	1,171,335,000	3,718,878	EUR	3/21/14	277,893	—
Euro	BZWS	Sell	744,197	966,414		3/21/14	—	(57,214)
Mexican Peso	CITI	Buy	75,637,200	5,547,527		3/24/14	220,620	—
Japanese Yen	BZWS	Sell	740,940,000	7,832,595		3/24/14	793,119	—
Japanese Yen	DBAB	Sell	725,287,000	7,682,067		3/24/14	791,306	—
Japanese Yen	BZWS	Sell	242,774,840	2,559,566		3/25/14	253,013	—
Indian Rupee	DBAB	Buy	130,201,000	2,046,864		3/26/14	20,256	—
Malaysian Ringgit	DBAB	Buy	8,012,500	2,524,576		3/26/14	—	(90,645)
Malaysian Ringgit	HSBC	Buy	7,634,000	2,404,107		3/26/14	—	(85,152)
Euro	CITI	Sell	1,532,964	1,993,926		3/26/14	—	(114,627)
Euro	DBAB	Sell	2,736,000	3,554,748		3/26/14	—	(208,551)
Euro	BZWS	Sell	6,085,000	8,216,880		3/27/14	—	(152,879)
Indian Rupee	DBAB	Buy	24,950,000	393,968		3/28/14	1,951	—
Indian Rupee	JPHQ	Buy	79,054,000	1,244,357		3/28/14	10,110	—
Chilean Peso	DBAB	Buy	1,330,940,000	2,695,302		4/04/14	—	(188,789)
Euro	DBAB	Sell	6,200,000	7,980,330		4/04/14	—	(547,627)
Indian Rupee	CITI	Buy	34,491,000	545,226		4/07/14	847	—
Indian Rupee	DBAB	Buy	217,594,000	3,435,333		4/07/14	9,690	—
Indian Rupee	HSBC	Buy	251,448,000	3,969,814		4/07/14	11,198	—
Euro	HSBC	Sell	8,692,000	11,359,314		4/10/14	—	(596,425)
Euro	DBAB	Sell	7,243,000	9,479,276		4/11/14	—	(483,394)
Euro	UBSW	Sell	4,346,000	5,690,001		4/11/14	—	(287,877)
Chilean Peso	MSCO	Buy	2,645,530,000	5,408,423		4/14/14	—	(431,293)
Euro	JPHQ	Sell	3,907,000	5,120,878		4/14/14	—	(253,181)
Malaysian Ringgit	DBAB	Buy	16,369,588	5,106,241		4/16/14	—	(139,221)
Euro	HSBC	Sell	6,919,000	9,056,487		4/16/14	—	(460,587)
Chilean Peso	MSCO	Buy	2,370,410,000	4,812,527		4/21/14	—	(356,185)
Malaysian Ringgit	JPHQ	Buy	15,728,213	5,098,286		4/21/14	—	(327,125)
Japanese Yen	BZWS	Sell	700,840,000	7,204,618		4/21/14	544,890	—
Japanese Yen	JPHQ	Sell	421,090,000	4,322,751		4/21/14	321,346	—
Japanese Yen	CITI	Sell	261,800,000	2,675,387		4/22/14	187,617	—
Japanese Yen	JPHQ	Sell	496,560,000	5,072,581		4/22/14	353,990	—
Euro	DBAB	Sell	4,545,000	5,957,132		4/23/14	—	(294,566)
Euro	BZWS	Sell	4,954,399	6,471,436		4/25/14	—	(343,412)
Chilean Peso	JPHQ	Buy	1,501,938,000	3,023,529		4/28/14	—	(201,925)
Swedish Krona	BZWS	Buy	122,773,200	14,205,258	EUR	4/30/14	—	(493,221)
Euro	BZWS	Sell	6,575,679	8,576,001		4/30/14	—	(469,000)
Euro	DBAB	Sell	11,263,000	14,952,984		4/30/14	—	(539,536)
Euro	BZWS	Sell	7,026,829	9,313,640		5/05/14	—	(351,990)
Euro	BZWS	Sell	1,259,000	1,652,249		5/07/14	—	(79,551)

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	GSCO	Sell	2,990,000	3,933,644		5/07/14	$—	$(179,208)
Euro	GSCO	Sell	2,045,000	2,678,152		5/08/14	—	(134,822)
Chilean Peso	MSCO	Buy	1,150,200,000	2,333,063		5/12/14	—	(175,339)
Japanese Yen	CITI	Sell	366,861,000	3,718,550		5/12/14	231,951	—
Euro	GSCO	Sell	1,259,000	1,663,328		5/12/14	—	(68,483)
Euro	UBSW	Sell	629,000	830,516		5/12/14	—	(34,702)
Euro	CITI	Sell	5,658,426	7,468,274		5/13/14	—	(315,155)
Japanese Yen	GSCO	Sell	490,555,000	4,954,250		5/13/14	292,047	—
Euro	GSCO	Sell	4,115,000	5,502,990		5/13/14	—	(157,385)
Japanese Yen	UBSW	Sell	366,681,000	3,702,540		5/13/14	217,627	—
Japanese Yen	CITI	Sell	366,680,000	3,644,713		5/14/14	159,786	—
Euro	BZWS	Sell	8,551,980	11,291,103		5/16/14	—	(472,589)
Singapore Dollar	DBAB	Buy	3,667,000	2,891,728		5/19/14	14,856	—
Euro	GSCO	Sell	4,454,000	5,771,271		5/20/14	—	(355,470)
Euro	BZWS	Sell	11,375,532	14,643,154		5/21/14	—	(1,004,583)
Chilean Peso	MSCO	Buy	420,740,000	836,794		5/22/14	—	(48,310)
Malaysian Ringgit	HSBC	Buy	298,500	96,950		5/22/14	—	(6,547)
Euro	JPHQ	Sell	4,730,771	6,116,461		5/23/14	—	(391,019)
Malaysian Ringgit	HSBC	Buy	1,229,300	397,484		5/28/14	—	(25,295)
Euro	BZWS	Sell	2,836,669	3,664,976		5/30/14	—	(237,080)
Euro	GSCO	Sell	463,000	596,969		5/30/14	—	(39,923)
Euro	BZWS	Sell	7,895,591	10,294,504		6/05/14	—	(566,574)
Mexican Peso	CITI	Buy	78,317,430	5,917,359		6/09/14	19,203	—
Japanese Yen	CITI	Sell	1,370,500,000	13,819,704		6/09/14	792,137	—
Euro	GSCO	Sell	2,033,100	2,667,793		6/09/14	—	(128,929)
Japanese Yen	HSBC	Sell	2,052,400,000	20,729,219		6/09/14	1,219,714	—
Japanese Yen	JPHQ	Sell	1,375,900,000	13,819,113		6/09/14	740,216	—
Mexican Peso	CITI	Buy	78,230,000	5,901,657		6/10/14	27,814	—
Swedish Krona	DBAB	Buy	41,300,000	4,737,325	EUR	6/10/14	—	(113,951)
Japanese Yen	BZWS	Sell	1,689,110,000	17,356,925		6/10/14	1,300,636	—
Japanese Yen	HSBC	Sell	1,798,900,000	18,596,742		6/10/14	1,496,814	—
Japanese Yen	JPHQ	Sell	1,219,900,000	12,397,806		6/10/14	801,719	—
Polish Zloty	CITI	Buy	5,990,000	1,365,927	EUR	6/11/14	84,980	—
Swedish Krona	MSCO	Buy	13,064,000	1,488,181	EUR	6/11/14	—	(21,875)
Japanese Yen	DBAB	Sell	595,700,000	6,199,009		6/11/14	536,384	—
Euro	GSCO	Sell	8,105,300	10,738,712		6/11/14	—	(410,925)
Japanese Yen	JPHQ	Sell	1,666,680,000	17,356,983		6/11/14	1,513,799	—
Mexican Peso	CITI	Buy	159,085,880	12,019,635		6/12/14	36,453	—
Polish Zloty	DBAB	Buy	30,704,000	7,052,392	EUR	6/12/14	365,071	—
Swedish Krona	MSCO	Buy	42,305,800	4,810,926	EUR	6/12/14	—	(59,504)
Mexican Peso	CITI	Buy	99,058,800	7,396,698		6/13/14	109,740	—
Swedish Krona	BZWS	Buy	24,372,000	2,756,016	EUR	6/13/14	—	(13,004)
Swedish Krona	MSCO	Buy	28,654,000	3,185,687	EUR	6/13/14	65,080	(5,339)
Euro	DBAB	Sell	8,383,000	11,130,528		6/13/14	—	(401,143)
Swedish Krona	MSCO	Buy	21,328,100	2,430,774	EUR	6/16/14	—	(37,648)
Japanese Yen	CITI	Sell	310,702,000	3,270,547		6/16/14	316,964	—
Japanese Yen	JPHQ	Sell	702,800,000	7,438,218		6/17/14	757,241	—
Malaysian Ringgit	HSBC	Buy	36,880,000	11,242,874		6/20/14	—	(90,267)
Mexican Peso	CITI	Buy	61,535,000	4,622,938		6/20/14	37,490	—
Singapore Dollar	HSBC	Buy	6,864,000	5,451,946		6/20/14	—	(10,917)
Euro	BZWS	Sell	1,124,367	1,509,688		6/20/14	—	(37,008)

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	1,455,820,000	14,169,116		6/20/14	$329,474	$—
Singapore Dollar	DBAB	Buy	8,589,700	6,844,928		6/23/14	—	(35,905)
Philippine Peso	JPHQ	Buy	392,700,000	8,866,561		6/25/14	—	(8,445)
South Korean Won	DBAB	Buy	21,440,000,000	18,351,451		6/27/14	1,761,549	—
Swedish Krona	UBSW	Buy	302,991,000	34,200,332	EUR	6/30/14	—	(90,475)
Mexican Peso	CITI	Buy	105,786,172	7,970,207		7/10/14	29,333	—
Malaysian Ringgit	DBAB	Buy	18,006,622	5,550,404		7/14/14	—	(111,679)
Malaysian Ringgit	DBAB	Buy	13,610,000	4,232,360		7/15/14	—	(121,792)
Euro	BZWS	Sell	2,243,000	2,932,498		7/16/14	—	(153,176)
Euro	MSCO	Sell	9,679,000	12,627,320		7/16/14	—	(687,991)
Euro	UBSW	Sell	17,930,000	23,415,056		7/16/14	—	(1,251,081)
Malaysian Ringgit	DBAB	Buy	2,637,000	815,651		7/18/14	—	(19,326)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,704,841	EUR	7/18/14	—	(261,846)
Euro	BZWS	Sell	3,518,000	4,627,050		7/18/14	—	(212,656)
Malaysian Ringgit	DBAB	Buy	4,160,000	1,280,867		7/22/14	—	(24,868)
Malaysian Ringgit	DBAB	Buy	12,933,000	3,029,870	EUR	7/22/14	—	(263,462)
Euro	DBAB	Sell	1,935,000	2,538,372		7/22/14	—	(123,631)
Euro	MSCO	Sell	12,182,000	15,957,689		7/22/14	—	(801,236)
Euro	DBAB	Sell	1,759,000	2,311,361		7/23/14	—	(108,523)
Japanese Yen	CITI	Sell	913,412,000	9,181,286		7/24/14	495,395	—
Japanese Yen	JPHQ	Sell	1,407,000,000	14,122,252		7/24/14	742,695	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,570,466		7/25/14	—	(43,564)
Malaysian Ringgit	DBAB	Buy	16,628,000	3,903,470	EUR	7/25/14	—	(350,453)
Euro	DBAB	Sell	4,715,000	6,236,219		7/25/14	—	(250,314)
Euro	GSCO	Sell	4,711,000	6,236,704		7/25/14	—	(244,326)
Japanese Yen	JPHQ	Sell	490,100,000	4,944,262		7/25/14	283,720	—
Euro	CITI	Sell	1,935,410	2,563,112		7/28/14	—	(99,496)
Japanese Yen	BZWS	Sell	1,079,470,000	10,875,395		7/29/14	609,923	—
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,632,139		7/30/14	—	(27,139)
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,857,826	EUR	7/30/14	—	(288,949)
Chilean Peso	MSCO	Buy	1,963,430,000	3,690,311		7/31/14	—	(36,916)
Malaysian Ringgit	HSBC	Buy	3,005,000	916,354		7/31/14	—	(9,473)
Euro	JPHQ	Sell	11,263,000	14,973,201		7/31/14	—	(521,804)
Euro	GSCO	Sell	11,263,000	14,951,745		8/01/14	—	(543,300)
Euro	BZWS	Sell	282,898	375,646		8/04/14	—	(13,553)
Euro	HSBC	Sell	11,263,000	14,928,318		8/04/14	—	(566,847)
Euro	BZWS	Sell	7,003,000	9,287,659		8/05/14	—	(346,801)
Malaysian Ringgit	JPHQ	Buy	1,100,000	331,655		8/06/14	218	—
Euro	JPHQ	Sell	5,724,900	7,572,342		8/06/14	—	(303,777)
Euro	CITI	Sell	1,210,637	1,611,721		8/08/14	—	(53,840)
Euro	CITI	Sell	351,512	468,384		8/11/14	—	(15,220)
Euro	DBAB	Sell	4,845,000	6,460,081		8/11/14	—	(205,588)
Euro	JPHQ	Sell	6,343,900	8,447,664		8/11/14	—	(280,166)
Malaysian Ringgit	HSBC	Buy	6,100,000	1,853,146		8/12/14	—	(13,296)
Singapore Dollar	DBAB	Buy	12,363,000	9,768,489		8/12/14	32,888	—
South Korean Won	HSBC	Buy	11,980,000,000	1,018,568,902	JPY	8/12/14	1,532,531	—
Euro	GSCO	Sell	30,376,000	40,668,604		8/12/14	—	(1,122,292)
Euro	MSCO	Sell	1,962,500	2,604,218		8/15/14	—	(95,784)
Singapore Dollar	BZWS	Buy	4,886,000	3,847,244		8/18/14	26,435	—
Polish Zloty	DBAB	Buy	59,155,000	13,693,287	EUR	8/19/14	474,018	—
Singapore Dollar	DBAB	Buy	3,667,000	2,892,412		8/19/14	14,837	—

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	HSBC	Buy	3,667,000	2,892,868		8/19/14	$14,380	$—
Euro	BZWS	Sell	7,066,000	9,363,510		8/19/14	—	(357,974)
Japanese Yen	DBAB	Sell	838,612,000	8,543,578		8/19/14	567,004	—
Chilean Peso	MSCO	Buy	981,300,000	1,843,960		8/20/14	—	(21,745)
Euro	DBAB	Sell	3,964,000	5,294,081		8/20/14	—	(159,650)
Japanese Yen	HSBC	Sell	1,621,372,000	16,715,175		8/20/14	1,293,124	—
Japanese Yen	JPHQ	Sell	1,135,828,000	11,683,964		8/20/14	880,276	—
Euro	JPHQ	Sell	7,851,000	10,489,250		8/20/14	—	(312,274)
Japanese Yen	BZWS	Sell	376,247,000	3,880,435		8/22/14	301,607	—
Euro	BZWS	Sell	2,680,925	3,594,021		8/25/14	—	(94,483)
Japanese Yen	CITI	Sell	751,731,000	7,738,515		8/25/14	587,913	—
Japanese Yen	DBAB	Sell	371,821,000	3,825,870		8/25/14	289,041	—
Japanese Yen	HSBC	Sell	746,218,000	7,662,084		8/25/14	563,922	—
Malaysian Ringgit	HSBC	Buy	1,223,000	363,124		8/26/14	5,500	—
Swedish Krona	UBSW	Buy	30,000,000	3,417,246	EUR	8/26/14	—	(56,907)
Japanese Yen	BZWS	Sell	1,085,075,000	11,038,403		8/26/14	716,873	—
Japanese Yen	JPHQ	Sell	750,133,000	7,630,942		8/26/14	495,471	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,483,399		8/27/14	30,235	—
Singapore Dollar	DBAB	Buy	7,749,500	6,062,348		8/27/14	81,693	—
Euro	CITI	Sell	6,136,805	8,203,374		8/27/14	—	(239,887)
Japanese Yen	DBAB	Sell	685,950,000	6,949,848		8/27/14	424,842	—
Japanese Yen	HSBC	Sell	1,247,125,000	12,637,176		8/27/14	774,069	—
Euro	HSBC	Sell	18,537,726	24,780,677		8/27/14	—	(724,268)
Japanese Yen	JPHQ	Sell	751,903,000	7,628,692		8/27/14	476,317	—
Euro	JPHQ	Sell	14,996,625	20,054,025		8/27/14	—	(578,930)
Euro	DBAB	Sell	1,058,312	1,413,270		8/29/14	—	(42,806)
Japanese Yen	JPHQ	Sell	372,662,000	3,835,372		8/29/14	290,408	—
Euro	DBAB	Sell	1,732,000	2,293,688		9/03/14	—	(89,310)
Euro	DBAB	Sell	8,105,300	10,696,483		9/05/14	—	(455,371)
Japanese Yen	BZWS	Sell	285,057,504	2,895,749		9/18/14	183,609	—
Euro	BZWS	Sell	678,250	906,142		9/19/14	—	(27,077)
Hungarian Forint	JPHQ	Buy	1,156,013,000	3,813,337	EUR	9/23/14	27,163	—
Euro	DBAB	Sell	8,070,000	10,949,537		9/23/14	—	(154,264)
Euro	BZWS	Sell	1,647,381	2,230,159		9/24/14	—	(36,538)
Hungarian Forint	JPHQ	Buy	925,405,000	3,021,829	EUR	9/25/14	63,697	—
Malaysian Ringgit	DBAB	Buy	11,080,500	3,390,087		9/26/14	—	(55,338)
Malaysian Ringgit	HSBC	Buy	11,490,000	3,513,224		9/26/14	—	(55,234)
South Korean Won	HSBC	Buy	9,530,000,000	8,719,122		9/26/14	192,355	—
Euro	DBAB	Sell	3,753,000	5,064,392		9/26/14	—	(99,535)
Euro	BZWS	Sell	6,085,000	8,220,531		9/29/14	—	(152,182)
Japanese Yen	JPHQ	Sell	285,510,329	2,905,810		9/29/14	189,062	—
Chilean Peso	DBAB	Buy	1,252,750,000	2,393,028		9/30/14	—	(76,402)
Euro	DBAB	Sell	14,880,000	20,093,506		9/30/14	—	(380,838)
Euro	GSCO	Sell	4,020,000	5,424,226		9/30/14	—	(107,149)
Euro	HSBC	Sell	5,430,000	7,340,763		9/30/14	—	(130,722)
Japanese Yen	JPHQ	Sell	172,207,000	1,746,477		9/30/14	107,837	—
Swedish Krona	DBAB	Buy	445,104,500	69,296,379		10/03/14	—	(431,145)
Mexican Peso	HSBC	Buy	377,048,070	27,679,754		10/07/14	638,852	—
Euro	JPHQ	Sell	6,370,000	8,687,183		10/07/14	—	(77,915)
Euro	DBAB	Sell	12,680,000	17,224,258		10/09/14	—	(223,497)
Mexican Peso	DBAB	Buy	259,112,000	19,136,780		10/14/14	312,605	—
Chilean Peso	CITI	Buy	921,291,798	1,770,693		10/20/14	—	(70,470)

TGB-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Buy	8,104,000	2,505,023	10/20/14	$—	$(70,029)
Euro	HSBC	Sell	12,569,000	17,069,079	10/20/14	—	(226,585)
Japanese Yen	JPHQ	Sell	1,233,160,000	12,562,755	10/20/14	825,740	—
Malaysian Ringgit	HSBC	Buy	14,613,000	4,556,311	10/22/14	—	(166,169)
Japanese Yen	BZWS	Sell	735,200,000	7,538,966	10/22/14	541,283	—
Chilean Peso	CITI	Buy	2,420,966,000	4,646,768	10/24/14	—	(180,741)
Malaysian Ringgit	DBAB	Buy	10,811,000	3,356,932	10/24/14	—	(109,459)
Malaysian Ringgit	HSBC	Buy	7,209,825	2,226,629	10/24/14	—	(60,899)
Chilean Peso	BZWS	Buy	199,342,000	381,370	10/27/14	—	(13,750)
Euro	BZWS	Sell	649,907	894,805	10/27/14	474	—
Chilean Peso	DBAB	Buy	398,486,000	758,732	10/29/14	—	(24,006)
Malaysian Ringgit	JPHQ	Buy	7,468,000	2,335,210	10/31/14	—	(93,001)
Euro	DBAB	Sell	3,319,244	4,583,909	10/31/14	16,269	—
Euro	DBAB	Sell	224,556	309,000	11/03/14	—	(16)
Euro	BZWS	Sell	1,581,109	2,138,292	11/05/14	—	(37,523)
Japanese Yen	CITI	Sell	341,992,119	3,478,711	11/10/14	222,856	—
Japanese Yen	HSBC	Sell	413,563,000	4,194,351	11/12/14	257,026	—
Euro	JPHQ	Sell	8,969,211	11,959,905	11/12/14	—	(383,206)
Japanese Yen	JPHQ	Sell	335,950,000	3,397,209	11/13/14	198,760	—
Japanese Yen	MSCO	Sell	300,000,000	3,019,202	11/14/14	162,984	—
Japanese Yen	CITI	Sell	429,663,000	4,339,154	11/17/14	248,301	—
Euro	DBAB	Sell	10,778,730	14,488,984	11/17/14	—	(344,573)
Euro	MSCO	Sell	1,962,500	2,641,103	11/17/14	—	(59,666)
Japanese Yen	SCNY	Sell	340,600,700	3,436,315	11/17/14	193,431	—
Malaysian Ringgit	DBAB	Buy	7,197,960	2,208,844	11/19/14	—	(50,517)
Japanese Yen	CITI	Sell	986,239,000	9,872,460	11/19/14	482,177	—
Japanese Yen	DBAB	Sell	796,770,000	7,970,888	11/19/14	384,598	—
Euro	DBAB	Sell	3,953,398	5,324,831	11/19/14	—	(115,824)
Malaysian Ringgit	HSBC	Buy	4,326,000	1,328,624	11/20/14	—	(31,550)
Japanese Yen	CITI	Sell	1,107,834,000	11,116,135	11/20/14	567,981	—
Euro	DBAB	Sell	3,887,000	5,260,471	11/20/14	—	(88,825)
Japanese Yen	HSBC	Sell	207,909,000	2,085,116	11/20/14	105,527	—
Japanese Yen	JPHQ	Sell	715,709,000	7,176,440	11/20/14	361,873	—
Euro	JPHQ	Sell	15,309,581	20,722,858	11/20/14	—	(346,216)
Euro	DBAB	Sell	837,570	1,134,907	11/28/14	—	(17,789)
Euro	DBAB	Sell	5,440,000	7,369,350	12/04/14	—	(117,543)
Euro	HSBC	Sell	2,155,292	2,941,973	12/09/14	—	(24,334)
Euro	SCNY	Sell	2,400,751	3,279,738	12/09/14	—	(24,393)
Euro	JPHQ	Sell	5,095,000	7,027,712	12/15/14	15,369	—
Mexican Peso	CITI	Buy	95,083,400	7,164,750	12/16/14	—	(65,397)
Malaysian Ringgit	JPHQ	Buy	13,361,013	4,058,384	12/17/14	—	(59,696)
Mexican Peso	CITI	Buy	45,585,080	3,424,103	12/18/14	—	(21,087)
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,472,704	12/19/14	—	(52,338)
Japanese Yen	DBAB	Sell	1,453,310,000	14,169,165	12/22/14	326,205	—
Japanese Yen	HSBC	Sell	1,455,540,000	14,169,149	12/22/14	304,948	—
Japanese Yen	BZWS	Sell	696,650,000	6,718,260	12/26/14	82,259	—
Japanese Yen	CITI	Sell	1,086,780,000	10,480,503	12/26/14	128,284	—

Unrealized appreciation (depreciation)						74,197,203	(52,426,649)

Net unrealized appreciation (depreciation)						$21,770,554

aMay be comprised of multiple contracts using the same currency and settlement date.

*In U.S. dollars unless otherwise indicated.

TGB-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

At December 31, 2013, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.775%	DBAB	10/4/23	$13,090,000	$227,372	$—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.795%	DBAB	10/4/23	13,090,000	203,607	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.765%	HSBC	10/7/23	13,090,000	245,363	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.668%	DBAB	10/4/43	6,370,000	241,141	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.687%	DBAB	10/4/43	6,370,000	218,732	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.675%	HSBC	10/7/43	6,370,000	234,539	—

Centrally Cleared Swaps unrealized appreciation (depreciation)				1,370,754	—

OTC Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.558%	JPHQ	3/4/21	$3,240,000	$—	$(266,148)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.523%	DBAB	3/28/21	14,630,000	—	(1,124,007)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.347%	CITI	2/25/41	7,460,000	—	(713,354)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.349%	JPHQ	2/25/41	7,460,000	—	(716,953)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.320%	JPHQ	2/28/41	5,600,000	—	(516,449)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.299%	JPHQ	3/1/41	1,870,000	—	(161,314)

OTC Swaps unrealized appreciation (depreciation)				—	(3,498,225)

Total Interest Rate Swaps unrealized appreciation (depreciation)				1,370,754	(3,498,225)

Net unrealized appreciation (depreciation)					$(2,127,471)

The accompanying notes are an integral part of these financial statements.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,646,045,357
Cost - Repurchase agreements	362,770,388

Total cost of investments	$3,008,815,745

Value - Unaffiliated issuers	$2,737,095,585
Value - Repurchase agreements	362,770,388

Total value of investments	3,099,865,973
Cash	200,014,736
Restricted Cash (Note 1e)	1,130,000
Foreign currency, at value (cost $55,664,573)	55,784,724
Receivables:
Capital shares sold	2,159,575
Interest	35,402,500
Due from brokers	15,102,968
Variation margin	235,528
Unrealized appreciation on forward exchange contracts	74,197,203
Other assets	72

Total assets	3,483,893,279

Liabilities:
Payables:
Capital shares redeemed	2,184,639
Management fees	1,316,004
Distribution fees	1,314,835
Due to brokers	1,130,000
Unrealized depreciation on forward exchange contracts	52,426,649
Unrealized depreciation on OTC swap contracts	3,498,225
Deferred tax	1,660,320
Accrued expenses and other liabilities	1,093,561

Total liabilities	64,624,233

Net assets, at value	$3,419,269,046

Net assets consist of:
Paid-in capital	$3,209,576,714
Undistributed net investment income	104,975,944
Net unrealized appreciation (depreciation)	109,051,786
Accumulated net realized gain (loss)	(4,335,398)

Net assets, at value	$3,419,269,046

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$280,962,552

Shares outstanding	14,668,077

Net asset value and maximum offering price per share	$19.15

Class 2:
Net assets, at value	$2,826,039,424

Shares outstanding	151,940,953

Net asset value and maximum offering price per share	$18.60

Class 3:
Net assets, at value	$194,121,714

Shares outstanding	10,427,807

Net asset value and maximum offering price per share[a]	$18.62

Class 4:
Net assets, at value	$118,145,356

Shares outstanding	6,229,133

Net asset value and maximum offering price per share	$18.97

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGB-28

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes of $3,046,677)	$125,459,123

Expenses:
Management fees (Note 3a)	15,206,841
Distribution fees: (Note 3c)
Class 2	6,709,408
Class 3	494,110
Class 4	512,425
Unaffiliated transfer agent fees	1,833
Custodian fees (Note 4)	1,262,335
Reports to shareholders	460,112
Professional fees	104,376
Trustees’ fees and expenses	13,018
Other	49,965

Total expenses	24,814,423
Expense reductions (Note 4)	(3,497)

Net expenses	24,810,926

Net investment income	100,648,197

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(4,233,228)
Foreign currency transactions	52,343,687
Swap contracts	(996,665)

Net realized gain (loss)	47,113,794

Net change in unrealized appreciation (depreciation) on:
Investments	(91,405,625)
Translation of other assets and liabilities denominated in foreign currencies	(10,160,429)
Change in deferred taxes on unrealized appreciation	3,057,943

Net change in unrealized appreciation (depreciation)	(98,508,111)

Net realized and unrealized gain (loss)	(51,394,317)

Net increase (decrease) in net assets resulting from operations	$49,253,880

The accompanying notes are an integral part of these financial statements.

TGB-29

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$100,648,197	$95,705,827
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	47,113,794	113,860,368
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(98,508,111)	173,490,240

Net increase (decrease) in net assets resulting from operations	49,253,880	383,056,435

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(14,463,879)	(18,014,760)
Class 2	(128,696,606)	(133,749,946)
Class 3	(9,351,774)	(12,114,860)
Class 4	(7,129,387)	(9,763,141)
Net realized gains:
Class 1	(3,587,066)	(438,387)
Class 2	(33,227,731)	(3,357,784)
Class 3	(2,438,218)	(306,543)
Class 4	(1,906,223)	(251,144)

Total distributions to shareholders	(200,800,884)	(177,996,565)

Capital share transactions: (Note 2)
Class 1	(13,273,114)	15,415,298
Class 2	529,969,403	448,524,053
Class 3	4,794,164	(2,060,465)
Class 4	(37,369,362)	(394,730)

Total capital share transactions	484,121,091	461,484,156

Redemption fees	7,288	6,086

Net increase (decrease) in net assets	332,581,375	666,550,112
Net assets:
Beginning of year	3,086,687,671	2,420,137,559

End of year	$3,419,269,046	$3,086,687,671

Undistributed net investment income included in net assets:
End of year	$104,975,944	$114,278,705

The accompanying notes are an integral part of these financial statements.

TGB-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the Over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2013.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

TGB-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,918,229	$37,822,305	2,650,014	$51,366,352
Shares issued in reinvestment of distributions	962,717	18,050,945	1,028,604	18,453,147
Shares redeemed	(3,563,965)	(69,146,364)	(2,823,320)	(54,404,201)

Net increase (decrease)	(683,019)	$(13,273,114)	855,298	$15,415,298

Class 2 Shares:
Shares sold	34,876,621	$667,964,958	28,727,828	$540,675,595
Shares issued in reinvestment of distributions	8,877,431	161,924,337	7,843,692	137,107,730
Shares redeemed	(16,008,448)	(299,919,892)	(12,232,820)	(229,259,272)

Net increase (decrease)	27,745,604	$529,969,403	24,338,700	$448,524,053

Class 3 Shares:
Shares sold	1,022,231	$19,570,327	835,292	$15,856,382
Shares issued in reinvestment of distributions	646,027	11,789,991	710,200	12,421,403
Shares redeemed	(1,409,425)	(26,566,154)	(1,613,494)	(30,338,250)

Net increase (decrease)	258,833	$4,794,164	(68,002)	$(2,060,465)

Class 4 Shares:
Shares sold	892,452	$17,199,730	871,336	$16,701,133
Shares issued on reinvestment of distributions	485,524	9,035,611	562,284	10,014,286
Shares redeemed	(3,385,215)	(63,604,703)	(1,421,448)	(27,110,149)

Net increase (decrease)	(2,007,239)	$(37,369,362)	12,172	$(394,730)

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. At December 31, 2013, the Fund had long-term capital loss carryforwards of $4,268,308.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$159,641,646	$173,642,707
Long term capital gain	41,159,238	4,353,858

	$200,800,884	$177,996,565

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$3,028,483,990

Unrealized appreciation	$143,431,341
Unrealized depreciation	(72,049,358)

Net unrealized appreciation (depreciation)	$71,381,983

Distributable earnings - undistributed ordinary income	$177,849,072

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $1,063,004,404 and $826,160,004, respectively.

7. CREDIT RISK

At December 31, 2013, the Fund had 10.46% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TGB-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Variation margin / Net assets consist of – net unrealized appreciation[a]	$1,370,754	Unrealized depreciation on swap contracts / Net assets consist of – net unrealized depreciation	$3,498,225
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation	74,197,203	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized depreciation	52,426,649

aIncludes cumulative appreciation (depreciation) of centrally cleared swaps as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	$(996,665)	$8,336,928
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	55,154,098	(9,671,096)
At December 31, 2013, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$74,197,203	$52,426,649
Swap Contracts	—	3,498,225

Total	$74,197,203	$55,924,874

[a]	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

TGB-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

At December 31, 2013, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BZWS	$9,228,241	$(7,879,050)	$—	$(1,130,000)	$219,191
CITI	10,476,010	(5,323,823)	(4,651,652)	—	500,535
DBAB	13,615,878	(13,615,878)	—	—	—
GSCO	1,834,450	(1,834,450)	—	—	—
HSBC	15,523,320	(4,023,395)	(10,901,026)	—	598,899
JPHQ	17,306,073	(7,652,563)	(9,142,201)	—	511,309
MSCO	776,074	(776,074)	—	—	—
SCNY	193,431	(24,393)	—	—	169,038
UBSW	5,243,726	(3,611,556)	(989,024)	—	643,146

Total	$74,197,203	$(44,741,182)	$(25,683,903)	$(1,130,000)	$2,642,118

[a]	At December 31, 2013, the Fund received United Kingdom Treasury Bonds and United States Treasury Notes as collateral for derivatives.

At December 31, 2013, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BZWS	$7,879,050	$(7,879,050)	$—	$—	$—
CITI	5,323,823	(5,323,823)	—	—	—
DBAB	18,018,700	(13,615,878)	—	(4,402,822)	—
GSCO	5,102,598	(1,834,450)	—	(3,080,000)	188,148
HSBC	4,023,395	(4,023,395)	—	—	—
JPHQ	7,652,563	(7,652,563)	—	—	—
MSCO	4,288,796	(776,074)	—	(3,512,722)	—
SCNY	24,393	(24,393)	—	—	—
UBSW	3,611,556	(3,611,556)	—	—	—

Total	$55,924,874	$(44,741,182)	$—	$(10,995,544)	$188,148

[a]	In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

TGB-39

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2013, the average month end fair value of derivatives represented 3.58% of average month end net assets. The average month end number of open derivative contracts for the year was 454.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

TGB-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$2,244,885,649	$—	$2,244,885,649
Municipal Bonds	—	1,510,654	—	1,510,654
Short Term Investments	—	853,469,670	—	853,469,670

Total Investments in Securities	$—	$3,099,865,973	$—	$3,099,865,973

Forward Exchange Contracts	—	74,197,203	—	74,197,203
Swaps	—	1,370,754	—	1,370,754
Liabilities:
Forward Exchange Contracts	—	52,426,649	—	52,426,649
Swaps	—	3,498,225	—	3,498,225

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	BRL - Brazilian Real	BHAC - Berkshire Hathaway Assurance Corp.
CITI - Citigroup, Inc.	CAD - Canadian Dollar	FRN - Floating Rate Note
DBAB - Deutsche Bank AG	EUR - Euro
GSCO - Goldman Sachs Bank	HUF - Hungarian Forint
HSBC - HSBC Bank USA, N.A.	IDR - Indonesian Rupiah
JPHQ - JPMorgan Chase & Co.	KRW - South Korean Won
MSCO - Morgan Stanley	LKR - Sri Lankan Rupee
SCNY - Standard Chartered Bank	MXN - Mexican Peso
UBSW - UBS AG	MYR - Malaysian Ringgit
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

TGB-41

Franklin Templeton Variable Insurance Products Trust

Templeton Global Bond Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Templeton Global Bond Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

TGB-42

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Global Bond Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $41,159,238 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2014 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGB-43

TEMPLETON GROWTH SECURITIES FUND

We are pleased to bring you Templeton Growth Securities Fund’s annual report for the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+30.82%	+15.71%	+6.54%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the MSCI World Index and the MSCI All Country World Index (ACWI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmarks, the MSCI ACWI and the MSCI World Index, had total returns of +23.44% and +27.36% for the period under review.1

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

The year 2013 brought progress to financial markets and the global economy as stabilization for key financial institutions and declining equity correlations allowed investors to refocus on fundamentals, benefiting bottom-up stock pickers like us.

All of the Fund’s major stock sectors and most regional positions delivered double-digit returns. The Fund performed better than its benchmarks during the review period. Encouragingly for us as bottom-up investors, stock selection helped drive performance relative to the MSCI ACWI as market conditions seemed to us to permit value recognition at the stock level following a prolonged period of high stock correlations. Also encouraging to us was the fact that many of the Fund’s highest conviction, long-term holdings aided results.

Financials was a top sector contributor, particularly in Europe, where in recent years we acquired positions in out-of-favor banks and insurers amid extreme investor pessimism.2 For example, French insurer AXA was a leading contributor as its share price reached a post-financial crisis high. In our view, AXA management’s focus on margin expansion helped drive cash flow improvements and kept the company on track to meet operating targets. AXA managed its balance sheet and peripheral debt exposure well during the financial crisis and recently benefited from robust earnings momentum created during that uncertain economic environment. Although our European financials stocks rallied from historically low valuations, they continued to trade at significant discounts to their global peers and the broader European market. To us, European financials offered further upside potential as restructuring continued amid an improving economic outlook. Our financials positions also included well-capitalized U.S. and Asian banks with what we viewed as competitive advantages across domestic and international markets.

Economically sensitive industrials holdings also benefited from strategic initiatives and a stabilizing global economy.3 European airlines were leading sector contributors, including International Consolidated Airlines Group (IAG). The U.K.-based airline conglomerate’s share price reached a six-year high and earnings rose as the parent company of British Airways cut costs, rationalized capacity and benefited from recovering air passenger traffic. We believe IAG made significant strides in improving labor relations at its Iberia unit, in completing the acquisition of profitable, low-cost airline Vueling, and in meeting its medium-term operating targets. Although we remained optimistic given the stock’s discount to our projection of IAG’s long-term business value, we

2. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services and insurance in the SOI.

3. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, professional services, and trading companies and distributors in the SOI.

reduced exposure to realize significant gains after the stock price doubled in value in 2013. Dutch staffing firm Randstad Holding, another top industrials sector holding, rallied after strong operating results attested to many investors the company’s ability to preserve profitability despite continued labor market tightness.

Health care was a long-standing overweighting that bolstered relative performance, led by Swiss biotechnology specialist Roche Holding.4 Roche’s share price rose to a record level after the company reported higher oncology sales, and we think investors appeared to recognize the depth we see in Roche’s product pipeline. In our opinion, shares remained undervalued given Roche’s stable outlook, rising margins and strong free cash-flow generation. The company returned much of the cash flow to shareholders as dividends. We continued to find a number of biotechnology stocks like Roche with what we viewed as undervalued growth prospects to complement our more mature pharmaceuticals holdings. In our view, major pharmaceuticals firms still offered opportunities, but have become more fully valued in recent quarters; consistent with our investment thesis in the sector, cost cutting, productivity improvements and strategic mergers and acquisitions have helped big pharmaceutical firms survive the much-feared patent cliffs.

Below-benchmark allocations and stock selection in the materials and consumer staples sectors also contributed to relative performance.5 Our caution in the sectors was rewarded as what we viewed as expensive materials stocks with dubious fundamentals and consumer staples stocks facing margin pressures trailed broader market gains. We found what we believe to be more attractive opportunities in the consumer discretionary sector as concerns tempered consumer spending expectations.6 In our view, this uncertainty allowed us to buy valuable brands at discounted prices. Japanese automaker Mazda Motor was a leading sector performer as its share price rose to its highest level since 2009 after yen weakness boosted sales, helping the firm earn its first annual profit in five years. Elsewhere in the sector, we continued to incrementally reduce exposure as what we viewed as lofty valuations allowed us to realize gains on certain contrarian investments made during periods of extreme economic pessimism.

4. The health care sector comprises biotechnology, life sciences tools and services, and pharmaceuticals in the SOI.

5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The consumer staples sector comprises food and staples retailing in the SOI.

6. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI.

The Fund’s information technology (IT) and telecommunication services holdings supported relative performance.7 In the IT sector, U.S. PC manufacturer Hewlett-Packard’s shares rallied as restructuring initiatives began to positively impact operating results. In contrast, South Korean semiconductor and consumer electronics manufacturer Samsung Electronics was a major detractor, declining amid currency depreciation and concerns about the sustainability of handset margins. We continued to hold Samsung despite weak stock performance during the period. Based on our analysis, the company had a reasonable valuation, self-funding cash position and market leadership across highly profitable business lines. In telecommunication services, U.K. mobile telephone operator Vodafone Group’s share price surged after the company divested its stake in U.S. wireless firm Verizon Wireless for $130 billion. However, Turkish mobile telephone operator Turkcell Iletisim Hizmetleri notably detracted from performance as a shareholder dispute and regional political turmoil weighed on the stock. Tuckcell’s valuation remained very attractive to us and we identified potential value catalysts, including a more rational Turkish pricing environment and the potential for Turkcell to deploy cash to increase dividends once the shareholder dispute is resolved.

Although stock selection for energy stocks drove sector performance, Brazilian oil multinational Petroleo Brasileiro’s (Petrobras) share price retreated after the Brazilian government failed to specify details for phasing out a domestic fuel subsidy that has weighed on earnings and increased debt at the state-controlled company.8 We continued to view the price subsidy as a temporary headwind and believed that Petrobras neared an inflection point at which the value of its significant exploration and production assets might finally be unlocked. More broadly, our analysis indicated depressed energy sector valuations might understate the long-term cash-flow and shareholder return potential of oil companies with falling capital expenditures and improving production prospects. In addition to finding certain major oil companies, we found what we believed were attractively valued opportunities among oil services firms that could benefit from increased shale gas activity and an improving supply-and-demand balance in major pressure-pumping markets.

7. The IT sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

8. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund

12/31/13

Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp.	1.9%
Software, U.S.
Samsung Electronics Co. Ltd.	1.9%
Semiconductors & Semiconductor Equipment, South Korea
Citigroup Inc.	1.9%
Diversified Financial Services, U.S.
BNP Paribas SA	1.8%
Commercial Banks, France
Total SA, B	1.8%
Oil, Gas & Consumable Fuels, France
Sanofi	1.7%
Pharmaceuticals, France
Baker Hughes Inc.	1.7%
Energy Equipment & Services, U.S.
Roche Holding AG	1.7%
Pharmaceuticals, Switzerland
Deutsche Lufthansa AG	1.6%
Airlines, Germany
Pfizer Inc.	1.6%
Pharmaceuticals, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

From a regional standpoint, stock selection in Europe helped drive performance. We identified many of our European investments during periods of deep pessimism, and we believe our valuation discipline during the European debt crisis served the Fund well. Fundamental improvements we previously anticipated came to fruition during the review period. With valuations still selectively attractive to us, we believe further upside potential exists. From our perspective, policymakers remained committed to growth and stability, fiscal tightening lessened and the ECB’s balance sheet returned to near pre-crisis levels, attesting to the continued normalization of financial conditions. Rising domestic demand, improving competitiveness and a current account surplus in peripheral countries helped the eurozone exit its worst recession on record. Even after these notable improvements, eurozone companies overall traded at a material discount relative to their historical valuation average and U.S. peers. Profit margins also remained significantly below those of many U.S. companies, although operating leverage in Europe is considerably greater, further enhancing the potential positive impact of revenue recovery on European corporate profitability. Although the Fund’s U.S. holdings contributed to performance, the Fund’s underweighting in the U.S. weighed on relative results.

Although considerable risks remained, European companies with globally diversified revenues remained attractive to us as earnings recover over the long term. We had less geographical conviction outside of Europe as regions progressed with reform and recovery at different levels. In our view, this healthy divergence of global economic and financial conditions, combined with a more even overall valuation environment, could continue to favor discerning investors capable of uncovering individual values at the bottom-up level.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,200.20	$5.71
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2013	2012		2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.16	$10.27		$11.19	$10.56	$8.34

Income from investment operations[a]:
Net investment income[b]	0.22	0.27		0.25	0.17	0.17
Net realized and unrealized gains (losses)	3.49	1.88		(0.99)	0.62	2.36

Total from investment operations	3.71	2.15		(0.74)	0.79	2.53

Less distributions from net investment income	(0.40)	(0.26)		(0.18)	(0.16)	(0.31)

Net asset value, end of year	$15.47	$12.16		$10.27	$11.19	$10.56

Total return[c]	31.05%	21.40%		(6.80)%	7.74%	31.33%
Ratios to average net assets
Expenses[d]	0.78%	0.78%		0.78%	0.77%	0.79%
Net investment income	1.62%	2.31%		2.22%	1.71%	2.00%

Supplemental data
Net assets, end of year (000’s)	$588,409	$476,954		$1,200,682	$1,348,622	$824,575
Portfolio turnover rate	11.60%	18.73%	[e]	42.13% [e]	9.61%	14.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 2	2013	2012		2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.97	$10.11		$11.01	$10.40	$8.20

Income from investment operations[a]:
Net investment income[b]	0.19	0.21		0.21	0.15	0.16
Net realized and unrealized gains (losses)	3.44	1.88		(0.96)	0.60	2.32

Total from investment operations	3.63	2.09		(0.75)	0.75	2.48

Less distributions from net investment income	(0.37)	(0.23)		(0.15)	(0.14)	(0.28)

Net asset value, end of year	$15.23	$11.97		$10.11	$11.01	$10.40

Total return[c]	30.82%	21.07%		(6.97)%	7.39%	31.10%
Ratios to average net assets
Expenses[d]	1.03%	1.03%		1.03%	1.02%	1.04%
Net investment income	1.37%	2.06%		1.97%	1.46%	1.75%

Supplemental data
Net assets, end of year (000’s)	$1,450,304	$1,352,554		$1,254,193	$1,626,885	$1,718,894
Portfolio turnover rate	11.60%	18.73%	[e]	42.13% [e]	9.61%	14.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 4	2013	2012		2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.07	$10.19		$11.11	$10.50	$8.31

Income from investment operations[a]:
Net investment income[b]	0.17	0.20		0.20	0.14	0.14
Net realized and unrealized gains (losses)	3.47	1.90		(0.98)	0.61	2.36

Total from investment operations	3.64	2.10		(0.78)	0.75	2.50

Less distributions from net investment income	(0.36)	(0.22)		(0.14)	(0.14)	(0.31)

Net asset value, end of year	$15.35	$12.07		$10.19	$11.11	$10.50

Total return[c]	30.64%	21.02%		(7.14)%	7.31%	30.98%
Ratios to average net assets
Expenses[d]	1.13%	1.13%		1.13%	1.12%	1.14%
Net investment income	1.27%	1.96%		1.87%	1.36%	1.65%

Supplemental data
Net assets, end of year (000’s)	$72,683	$67,158		$56,170	$60,569	$56,218
Portfolio turnover rate	11.60%	18.73%	[e]	42.13% [e]	9.61%	14.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 95.7%
Aerospace & Defense 0.6%
BAE Systems PLC	United Kingdom	1,730,147	$12,455,372

Air Freight & Logistics 2.2%
FedEx Corp.	United States	100,270	14,415,818
TNT Express NV	Netherlands	646,272	5,998,615
[a]TNT Express NV, 144A	Netherlands	441,000	4,093,306
United Parcel Service Inc., B	United States	213,890	22,475,561

			46,983,300

Airlines 3.0%
[b]Deutsche Lufthansa AG	Germany	1,609,064	34,128,584
[b]International Consolidated Airlines Group SA	United Kingdom	4,391,327	29,180,924

			63,309,508

Auto Components 1.2%
Cie Generale des Etablissements Michelin, B	France	237,229	25,207,329

Automobiles 2.4%
[b]Mazda Motor Corp.	Japan	2,351,180	12,146,647
Nissan Motor Co. Ltd.	Japan	2,342,720	19,667,279
Toyota Motor Corp.	Japan	312,490	19,052,097

			50,866,023

Biotechnology 1.5%
Amgen Inc.	United States	272,230	31,077,777

Capital Markets 2.9%
Credit Suisse Group AG	Switzerland	1,026,980	31,394,815
Morgan Stanley	United States	985,150	30,894,304

			62,289,119

Chemicals 1.5%
Akzo Nobel NV	Netherlands	397,282	30,787,633

Commercial Banks 10.1%
BNP Paribas SA	France	501,247	39,058,204
[b]Commerzbank AG	Germany	875,260	14,097,904
[b]Credit Agricole SA	France	2,131,406	27,279,923
DBS Group Holdings Ltd.	Singapore	932,690	12,639,879
HSBC Holdings PLC	United Kingdom	1,913,864	20,769,201
ICICI Bank Ltd., ADR	India	261,909	9,735,158
Intesa Sanpaolo SpA	Italy	7,041,594	17,376,167
KB Financial Group Inc.	South Korea	657,984	26,332,448
SunTrust Banks Inc.	United States	478,520	17,614,321
UniCredit SpA	Italy	3,979,321	29,447,730

			214,350,935

Commercial Services & Supplies 0.2%
Serco Group PLC	United Kingdom	587,700	4,871,701

Communications Equipment 3.5%
[b]Brocade Communications Systems Inc.	United States	2,133,070	18,920,331
Cisco Systems Inc.	United States	1,266,680	28,436,966
Ericsson, B	Sweden	2,161,202	26,373,125

			73,730,422

Computers & Peripherals 1.4%
Hewlett-Packard Co.	United States	1,036,700	29,006,866

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Construction & Engineering 0.6%
Carillion PLC	United Kingdom	506,846	$2,773,002
FLSmidth & Co. AS	Denmark	196,370	10,720,768

			13,493,770

Construction Materials 1.5%
CRH PLC	Ireland	1,277,393	32,154,088

Diversified Financial Services 4.4%
Citigroup Inc.	United States	770,990	40,176,289
[b] ING Groep NV, IDR	Netherlands	1,899,376	26,387,174
JPMorgan Chase & Co.	United States	440,760	25,775,645

			92,339,108

Diversified Telecommunication Services 3.4%
China Telecom Corp. Ltd., ADR	China	179,195	9,061,891
Singapore Telecommunications Ltd.	Singapore	7,063,710	20,489,126
Telefonica SA	Spain	1,371,960	22,334,194
Vivendi SA	France	739,654	19,488,182

			71,373,393

Electrical Equipment 1.3%
Alstom SA	France	600,827	21,879,933
Dongfang Electric Corp. Ltd., H	China	2,016,600	3,536,822
[b]Osram Licht AG	Germany	20,171	1,137,554

			26,554,309

Electronic Equipment, Instruments & Components 0.5%
[b]Flextronics International Ltd.	Singapore	1,241,008	9,642,632

Energy Equipment & Services 4.5%
Baker Hughes Inc.	United States	657,950	36,358,317
Fugro NV, IDR	Netherlands	286,233	17,053,699
Halliburton Co.	United States	461,224	23,407,118
Noble Corp. PLC	United States	470,410	17,626,263

			94,445,397

Food & Staples Retailing 2.5%
CVS Caremark Corp.	United States	330,420	23,648,159
Metro AG	Germany	156,280	7,566,702
Tesco PLC	United Kingdom	4,054,493	22,452,743

			53,667,604

Health Care Equipment & Supplies 2.1%
Getinge AB, B	Sweden	438,720	15,003,987
Medtronic Inc.	United States	497,540	28,553,821

			43,557,808

Industrial Conglomerates 2.1%
Koninklijke Philips NV	Netherlands	459,718	16,848,755
Siemens AG	Germany	201,712	27,548,491

			44,397,246

Insurance 5.4%
American International Group Inc.	United States	221,040	11,284,092
Aviva PLC	United Kingdom	3,976,260	29,606,255
AXA SA	France	1,091,068	30,330,440

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Insurance (continued)
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	78,511	$17,294,899
Swiss Re AG	Switzerland	270,006	24,834,922

			113,350,608

Life Sciences Tools & Services 0.5%
Lonza Group AG	Switzerland	120,746	11,451,277

Machinery 1.3%
[b]Navistar International Corp.	United States	725,430	27,704,172

Media 4.3%
Comcast Corp., Special A	United States	457,122	22,801,245
[b]News Corp., A	United States	319,435	5,756,219
Time Warner Cable Inc.	United States	130,120	17,631,260
Twenty-First Century Fox Inc., A	United States	610,902	21,491,532
The Walt Disney Co.	United States	296,070	22,619,748

			90,300,004

Metals & Mining 1.3%
Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Russia	326,600	5,423,193
POSCO	South Korea	63,730	19,709,531
POSCO, ADR	South Korea	27,740	2,163,720

			27,296,444

Multiline Retail 0.6%
Target Corp.	United States	191,680	12,127,594

Oil, Gas & Consumable Fuels 8.6%
BP PLC	United Kingdom	2,807,128	22,690,790
Chevron Corp.	United States	137,470	17,171,378
China Shenhua Energy Co. Ltd., H	China	3,388,200	10,661,381
Eni SpA	Italy	776,759	18,686,875
Galp Energia SGPS SA, B	Portugal	1,575,520	25,821,326
LUKOIL Holdings, ADR	Russia	83,570	5,218,946
Royal Dutch Shell PLC, B	United Kingdom	299,573	11,308,995
Talisman Energy Inc.	Canada	2,690,800	31,286,899
Total SA, B	France	618,659	37,893,489

			180,740,079

Pharmaceuticals 10.2%
[b] Forest Laboratories Inc.	United States	276,650	16,607,299
GlaxoSmithKline PLC	United Kingdom	1,260,103	33,630,849
Merck & Co. Inc.	United States	558,641	27,959,982
Merck KGaA	Germany	114,777	20,563,317
Pfizer Inc.	United States	1,111,443	34,043,499
Roche Holding AG	Switzerland	128,303	35,842,282
Sanofi	France	346,687	36,776,056
Teva Pharmaceutical Industries Ltd., ADR	Israel	268,460	10,759,877

			216,183,161

Professional Services 0.6%
Hays PLC	United Kingdom	2,280	4,889
Randstad Holding NV	Netherlands	188,460	12,222,540

			12,227,429

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 1.9%
Samsung Electronics Co. Ltd.	South Korea	31,260	$40,624,897

Software 3.1%
Microsoft Corp.	United States	1,099,279	41,146,013
Nintendo Co. Ltd.	Japan	99,240	13,203,727
Oracle Corp.	United States	122,950	4,704,067
SAP AG	Germany	80,912	6,934,757

			65,988,564

Specialty Retail 1.2%
Kingfisher PLC	United Kingdom	4,083,541	26,006,404

Trading Companies & Distributors 0.5%
ITOCHU Corp.	Japan	770,990	9,511,073
Noble Group Ltd.	Hong Kong	1,602,200	1,358,658

			10,869,731

Wireless Telecommunication Services 2.8%
[b] Sprint Corp.	United States	1,017,459	10,937,684
[b] Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,477,723	19,727,602
Vodafone Group PLC	United Kingdom	7,430,079	29,168,447

			59,833,733

Total Common Stocks (Cost $1,466,967,898)			2,021,265,437

Preferred Stocks 1.3%
Metals & Mining 0.2%
Vale SA, ADR, pfd., A	Brazil	372,875	5,223,979

Oil, Gas & Consumable Fuels 1.1%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	1,528,452	22,452,960

Total Preferred Stocks (Cost $34,879,238)			27,676,939

Non-Registered Mutual Funds (Cost $11,942,900) 0.7%
Diversified Financial Services 0.7%
[b,c,d,e] Templeton China Opportunities Fund Ltd., Reg D	Cayman Islands	1,195,196	14,031,606

Total Investments before Short Term Investments (Cost $1,513,790,036)			2,062,973,982

		Principal Amount*
Short Term Investments (Cost $49,000,000) 2.3%
Time Deposits 2.3%
Royal Bank of Canada, 0.01%, 1/02/14	Canada	49,000,000	49,000,000

Total Investments (Cost $1,562,790,036) 100.0%			2,111,973,982
Other Assets, less Liabilities (0.0)%†			(578,324)

Net Assets 100.0%			$2,111,395,658

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Growth Securities Fund

See Abbreviations on page TG-30.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the value of this security was $4,093,306, representing 0.19% of net assets.

bNon-income producing.

cSee Note 1(d) regarding investment in Templeton China Opportunities Fund, Ltd.

dSee Note 8 regarding restricted securities.

eSee Note 9 regarding holdings of 5% voting securities.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,550,847,136
Cost - Non-controlled affiliated issuers (Note 9)	11,942,900

Total cost of investments	$1,562,790,036

Value - Unaffiliated issuers	$2,097,942,376
Value - Non-controlled affiliated issuers (Note 9)	14,031,606

Total value of investments	2,111,973,982
Cash	472,849
Receivables:
Investment securities sold	68,378
Capital shares sold	392,962
Dividends and interest	2,864,435
Other assets	18,352

Total assets	2,115,790,958

Liabilities:
Payables:
Investment securities purchased	143,009
Capital shares redeemed	1,837,474
Management fees	1,325,266
Distribution fees	641,845
Reports to shareholders	284,132
Accrued expenses and other liabilities	163,574

Total liabilities	4,395,300

Net assets, at value	$2,111,395,658

Net assets consist of:
Paid-in capital	$1,729,691,692
Undistributed net investment income	26,566,772
Net unrealized appreciation (depreciation)	549,231,460
Accumulated net realized gain (loss)	(194,094,266)

Net assets, at value	$2,111,395,658

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Templeton Growth Securities Fund
Class 1:
Net assets, at value	$588,408,710

Shares outstanding	38,027,031

Net asset value and maximum offering price per share	$15.47

Class 2:
Net assets, at value	$1,450,304,170

Shares outstanding	95,237,568

Net asset value and maximum offering price per share	$15.23

Class 4:
Net assets, at value	$72,682,778

Shares outstanding	4,734,503

Net asset value and maximum offering price per share	$15.35

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes $3,216,346)	$47,694,922
Interest	26,037
Income from securities loaned	741,078

Total investment income	48,462,037

Expenses:
Management fees (Note 3a)	15,215,428
Distribution fees: (Note 3c)
Class 2	3,533,134
Class 4	250,125
Unaffiliated transfer agent fees	526
Custodian fees (Note 4)	191,874
Reports to shareholders	257,607
Registration and filing fees	2,000
Professional fees	102,517
Trustees’ fees and expenses	7,864
Other	50,001

Total expenses	19,611,076
Expense reductions (Note 4)	(32)

Net expenses	19,611,044

Net investment income	28,850,993

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	99,244,604
Foreign currency transactions	(519,265)

Net realized gain (loss)	98,725,339

Net change in unrealized appreciation (depreciation) on:
Investments	412,364,156
Translation of other assets and liabilities denominated in foreign currencies	11,414

Net change in unrealized appreciation (depreciation)	412,375,570

Net realized and unrealized gain (loss)	511,100,909

Net increase (decrease) in net assets resulting from operations	$539,951,902

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$28,850,993	$54,813,475
Net realized gain (loss) from investments and foreign currency transactions	98,725,339	52,034,520
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	412,375,570	384,863,694

Net increase (decrease) in net assets resulting from operations	539,951,902	491,711,689

Distributions to shareholders from:
Net investment income:
Class 1	(15,214,157)	(30,925,492)
Class 2	(38,639,867)	(26,587,764)
Class 4	(1,946,523)	(1,228,892)

Total distributions to shareholders	(55,800,547)	(58,742,148)

Capital share transactions: (Note 2)
Class 1	(17,266,459)	(922,021,789)
Class 2	(240,507,877)	(125,611,247)
Class 4	(11,647,677)	284,692

Total capital share transactions	(269,422,013)	(1,047,348,344)

Net increase (decrease) in net assets	214,729,342	(614,378,803)
Net assets:
Beginning of year	1,896,666,316	2,511,045,119

End of year	$2,111,395,658	$1,896,666,316

Undistributed net investment income included in net assets:
End of year	$26,566,772	$54,035,591

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Time deposits are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2013, the Fund had no securities on loan.

d. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Investment in Templeton China Opportunities Fund, Ltd. (continued)

investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	896,927	$12,053,666	39,146,115	$423,930,779
Shares issued in reinvestment of distributions	1,149,106	15,214,157	3,052,862	30,925,492
Shares redeemed in-kind (Note 11)	—	—	(90,515,836)	(1,060,908,757)
Shares redeemed	(3,250,296)	(44,534,282)	(29,409,088)	(315,969,303)

Net increase (decrease)	(1,204,263)	$(17,266,459)	(77,725,947)	$(922,021,789)

Class 2 Shares:
Shares sold	7,540,783	$101,234,976	9,278,139	$99,327,364
Shares issued in reinvestment of distributions	2,963,180	38,639,867	2,661,438	26,587,764
Shares redeemed	(28,236,625)	(380,382,720)	(23,060,322)	(251,526,375)

Net increase (decrease)	(17,732,662)	$(240,507,877)	(11,120,745)	$(125,611,247)

Class 4 Shares:
Shares sold	683,745	$9,107,528	712,668	$7,687,691
Shares issued on reinvestment of distributions	147,912	1,946,523	121,914	1,228,892
Shares redeemed	(1,660,931)	(22,701,728)	(782,111)	(8,631,891)

Net increase (decrease)	(829,274)	$(11,647,677)	52,471	$284,692

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	over $100 million, up to and including $250 million
0.800%	over $250 million, up to and including $500 million
0.750%	over $500 million, up to and including $1 billion
0.700%	over $1 billion, up to and including $5 billion
0.675%	over $5 billion, up to and including $10 billion
0.655%	over $10 billion, up to and including $15 billion
0.635%	over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2013, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding owned 19.07% of the Fund’s outstanding shares. Investment activities of this investment company could have a material impact on the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017	$117,602,940
2018	55,299,629

$172,902,569

During the year ended December 31, 2013, the Fund utilized $97,674,285 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$55,800,547	$58,742,148

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,586,070,444

Unrealized appreciation	$589,015,063
Unrealized depreciation	(63,111,525)

Net unrealized appreciation (depreciation)	$525,903,538

Distributable earnings – undistributed ordinary income	$28,655,514

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $228,082,993 and $551,098,938, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
1,195,196	Templeton China Opportunities Fund Ltd., Reg D (Value is 0.66% of Net Assets)	3/17/10-10/9/13	$11,942,900	$14,031,606

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Templeton China Opportunities Fund Ltd., Reg D	1,194,518	678	—	1,195,196	$14,031,606	$—	$—

Total Affiliated Securities (Value is 0.66% of Net Assets)

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations.

11. REDEMPTION IN-KIND

During the year ended December 31, 2012, the Fund realized $18,346,694 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Diversified Financial Services	$92,339,108	$—	$14,031,606	$106,370,714
All Other Equity Investments[b]	1,956,603,268	—	—	1,956,603,268
Short term investments	—	49,000,000	—	49,000,000

Total Investments in Securities	$2,048,942,376	$49,000,000	$14,031,606	$2,111,973,982

aIncludes common stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
IDR - International Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Growth Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 20.31% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2014 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component.

Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

FMV-1

FRANKLIN MANAGED VOLATILITY GLOBAL  ALLOCATION VIP FUND

This annual report for Franklin Managed Volatility Global Allocation VIP Fund covers the period from inception on April 1, 2013, through December 31, 2013.

Performance Summary as of 12/31/13

Aggregate total return of Class 2 shares* represents the change in value, assuming reinvestment of dividends and capital gains.

Periods ended 12/31/13

Since Inception (4/1/13)
Aggregate Total Return	+2.56%

*The Fund has an expense reduction contractually guaranteed through at least 4/30/14, a fee waiver related to the management fee paid by a Fund subsidiary, and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waivers, to the extent applicable; without these reductions, the results would have been lower.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (4/1/13–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI All Country World Index (ACWI), the Citigroup World Government Bond Index (WGBI) and the Dow Jones UBS (DJ-UBS) Commodity Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summary.

Franklin Managed Volatility Global Allocation VIP Fund Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Managed Volatility Global Allocation VIP Fund Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,050.90	$5.58
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.50

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.08%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN MANAGED VOLATILITY GLOBAL ALLOCATION VIP FUND

This annual report for Franklin Managed Volatility Global Allocation VIP Fund covers the period from inception on April 1, 2013, through December 31, 2013.

Performance Summary as of 12/31/13

Aggregate total return of Class 5 shares* represents the change in value, assuming reinvestment of dividends and capital gains.

Periods ended 12/31/13

Since Inception (4/1/13)
Aggregate Total Return	+2.68%

*The Fund has an expense reduction contractually guaranteed through at least 4/30/14, a fee waiver related to the management fee paid by a Fund subsidiary, and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waivers, to the extent applicable; without these reductions, the results would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (4/1/13–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI All Country World Index (ACWI), the Citigroup World Government Bond Index (WGBI) and the Dow Jones UBS (DJ-UBS) Commodity Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summary.

Franklin Managed Volatility Global Allocation VIP Fund Class 5

Performance reflects the Fund’s Class 5 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FMV-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Managed Volatility Global Allocation VIP Fund Class 5

FMV-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 5	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,052.00	$4.81
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 5 shares (0.93%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FMV-7

Fund Goals and Main Investments: Franklin Managed Volatility Global Allocation VIP Fund seeks total return (including income and capital gains) while seeking to manage volatility.

Performance Overview

You can find the Fund’s total return for the period from April 1, 2013, through December 31, 2013, in the Performance Summary. For comparison, the Fund’s benchmark had a +7.62% total return for the period under review.1 The benchmark is a combination of the MSCI ACWI, which measures stock performance in developed and emerging markets; the Citigroup WGBI, which measures performance of investment-grade world government bonds; and the DJ-UBS Commodity Index, which measures performance of fully collateralized positions of underlying commodity futures.2

Economic and Market Overview

The nine months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month. After encouraging economic and employment reports, in December 2013 the Fed announced it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. The Fund’s benchmark comprises 55% MSCI ACWI, 40% Citigroup WGBI and 5% DJ-UBS Commodity Index. For the period from 4/1/13-12/31/13, the MSCI ACWI returned +15.76%, the Citigroup WGBI had a -1.26% return and the DJ-UBS Commodity Index had a -8.49% return.

Fund Risks: All investments involve risks, including possible loss of principal. There can be no guarantee that the Fund will achieve its target volatility. Also, the managed volatility strategy could negatively impact the Fund’s return and expose the Fund to additional costs. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility and political or social instability, which are heightened in developing countries. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Because the Fund allocates assets to a variety of investment strategies, ETFs and other mutual funds, which involve certain risks, it may be subject to those same risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FMV-8

Outside the U.S., the eurozone emerged from its longest recession on record during the second half of 2013 and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in China and other emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during the period amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted a large price decline. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment goal by using an asset allocation strategy that seeks to diversify the Fund’s portfolio across global asset classes (principally global equity and global fixed income securities), regions and sectors while seeking to limit the expected volatility of the Fund’s returns to about 10% or less per year. Currently, the Fund intends to seek a target volatility of 9% or less per year (“Target Volatility”). This strategy may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general

Portfolio Breakdown

Franklin Managed Volatility Global Allocation VIP Fund

Based on Total Net Assets

12/31/13

% of Total Net Assets
Exchange Traded Funds	52.2%
Foreign Equity	30.7%
Domestic Equity	21.5%
Bonds	35.0%
Foreign Government & Agency Securities	23.9%
U.S. Government & Agency Securities	11.1%
Stocks*	5.1%
Banks	0.8%
Food, Beverage & Tobacco	0.8%
Consumer Durables & Apparel	0.7%
Automobiles & Components	0.6%
Software & Services	0.4%
Materials	0.4%
Transportation	0.3%
Energy	0.3%
Other	0.8%
Commodities	4.3%
Exchange Traded Notes	4.3%
Short-Term Investments & Other Net Assets	3.4%

*Includes common and preferred shares.

FMV-9

securities market during periods of positive market performance. There is no guarantee that the Fund will achieve its Target Volatility.

Manager’s Discussion

Tactical Hedging

Driven by forward-looking risk estimates of expected volatility, which rose rapidly in June, we tactically hedged seeking to reduce the Fund’s global equity exposure. As risk conditions seemed to us to deteriorate, the Fund’s systematic process recommended increasing hedging positions in an effort to reduce the Fund’s overall risk. Although hedging effectively reduced the Fund’s expected risk estimates, it detracted from performance relative to the benchmark index as risk assets rallied during the final two days of June. Thus, the Fund incurred moderate hedging costs. Our risk estimates reverted toward long-term levels in developed markets at the end of June, and we removed the hedge prior to the third quarter. Volatility estimates remained subdued for the rest of the period.

Developed Low Volatility Equities

Increasing expectations for the Fed to reduce bond purchases raised volatility and weighed on stock prices early in the period. The exposure to low volatility strategies, achieved through exchange-traded funds, effectively reduced Fund volatility, as evidenced by lower standard deviation of daily returns, a measure of volatility. However, global developed equity markets rallied over the latter half of 2013 and the Fund’s exposure limited gains relative to the benchmark, as these strategies failed to match the strong broad equity market performance. Still, low volatility strategies effectively reduced Fund volatility. Please keep in mind that although the Fund has a passive exposure to certain low-volatility stocks through the Fund’s allocation process, stock investments are employed to gain country or sector exposure and are based on expectations of low volatility, not capital appreciation.

Emerging Equities

Our emerging market equity view grew increasingly pessimistic based on slower global growth expectations, commodity price weakness and a belief that Fed tapering could spark deleveraging, driving capital outflows for many emerging markets. Seeking to limit this potential source of volatility, we reduced emerging market exposure through a tactical hedge in early June. This hedge added value as emerging market stocks

FMV-10

had significant negative third-quarter returns. However, emerging market stocks rebounded after the Fed voted to maintain the existing level of asset purchases. Even after the Fed eventually announced it would reduce purchases, the position ultimately limited returns. Country allocations contributed to Fund performance, including an underweighting in Indonesia and an overweighting in Egypt.

Fixed Income

Australian sovereign issues had significant negative returns during the period, and the Fund’s overweighting dampened relative performance. However, the decision to hedge exposure to the Australian dollar limited losses. An overall underweighting in European debt also limited returns. Although the Fund’s overweighted allocation to Italy contributed to performance, an underweighting in Spain tempered gains. Country allocations added value in Asia, where the Fund underweighted Japan.

Commodities

Concerns over slower global growth, as well as expectations for a stronger U.S. dollar, weighed on the commodity outlook, and we maintained an underweighting relative to the benchmark during the period. This contributed to results amid weak commodity prices.

Thank you for your participation in Franklin Managed Volatility Global Allocation VIP Fund. We look forward to serving your future investment needs.

FMV-11

Franklin Templeton Variable Insurance Products Trust

Consolidated Financial Highlights

Franklin Managed Volatility Global Allocation VIP Fund

Class 2	Period Ended December 31, 2013[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00

Income from investment operations[b]:
Net investment income[c]	0.09
Net realized and unrealized gains (losses)	0.17

Total from investment operations	0.26

Less distributions from net investment income	(0.19)

Net asset value, end of period	$10.07

Total return[d]	2.56%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates[f]	2.97%
Expenses net of waiver and payments by affiliates[f]	1.08%	[g]
Net investment income	1.21%

Supplemental data
Net assets, end of period (000’s)	$10,065
Portfolio turnover rate	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the exchange traded funds in which the Fund invests. The weighted average indirect expenses of the exchange traded funds was 0.09% for the period ended December 31, 2013.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these consolidated financial statements.

FMV-12

Franklin Templeton Variable Insurance Products Trust

Consolidated Financial Highlights (continued)

Franklin Managed Volatility Global Allocation VIP Fund

Class 5	Period Ended December 31, 2013[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00

Income from investment operations[b]:
Net investment income[c]	0.10
Net realized and unrealized gains (losses)	0.17

Total from investment operations	0.27

Less distributions from net investment income	(0.20)

Net asset value, end of period	$10.07

Total return[d]	2.68%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates[f]	2.82%
Expenses net of waiver and payments by affiliates[f]	0.93%	[g]
Net investment income	1.36%

Supplemental data
Net assets, end of period (000’s)	$10,065
Portfolio turnover rate	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the exchange traded funds in which the Fund invests. The weighted average indirect expenses of the exchange traded funds was 0.09% for the period ended December 31, 2013.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these consolidated financial statements.

FMV-13

Franklin Templeton Variable Insurance Products Trust

Consolidated Statement of Investments, December 31, 2013

Franklin Managed Volatility Global Allocation VIP Fund	Country	Shares/ Units	Value
Common Stocks 4.6%
Automobiles & Components 0.6%
Astra International Tbk PT	Indonesia	74,000	$41,347
Brilliance China Automotive Holdings Ltd.	China	52,000	84,629

			125,976

Banks 0.6%
ICICI Bank Ltd., ADR	India	1,500	55,755
Sberbank of Russia, ADR	Russia	4,615	57,988

			113,743

Capital Goods 0.0%†
Samsung Heavy Industries Co. Ltd.	South Korea	10	360

Consumer Durables & Apparel 0.7%
Compagnie Financiere Richemont SA	Switzerland	727	72,370
Fila Korea Ltd.	South Korea	480	35,919
LG Fashion Corp.	South Korea	1,087	34,698

			142,987

Energy 0.3%
[a] LUKOIL Holdings, ADR	Russia	900	56,205

Food & Staples Retailing 0.2%
Bizim Toptan Satis Magazalari AS	Turkey	3,016	33,205

Food, Beverage & Tobacco 0.8%
Eastern Tobacco	Egypt	4,200	70,115
Pinar Sut Mamulleri Sanayii AS	Turkey	4,260	34,904
Thai Beverage PCL	Thailand	118,000	50,499

			155,518

Household & Personal Products 0.2%
Avon Products Inc.	United States	2,927	50,403

Materials 0.1%
Compania de Minas Buenaventura SA, ADR	Peru	1,200	13,464

Retailing 0.1%
Luk Fook Holdings (International) Ltd.	Hong Kong	6,000	22,826

Semiconductors & Semiconductor Equipment 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	11,000	38,902

Software & Services 0.4%
Travelsky Technology Ltd., H	China	90,000	88,557

Telecommunication Services 0.1%
China Unicom (Hong Kong) Ltd.	China	12,000	17,920

Transportation 0.3%
COSCO Pacific Ltd.	China	44,308	60,796

Total Common Stocks (Cost $885,829)			920,862

[b]Exchange Traded Funds 52.2%
Domestic Equity 21.5%
iShares MSCI USA Minimum Volatility Index Fund, ETF	United States	122,000	4,331,000

Foreign Equity 30.7%
iShares MSCI EAFE Minimum Volatility Index, Fund ETF	United States	100,100	6,172,166

Total Exchange Traded Funds (Cost $9,892,641)			10,503,166

FMV-14

Franklin Templeton Variable Insurance Products Trust

Consolidated Statement of Investments, December 31, 2013 (continued)

Franklin Managed Volatility Global Allocation VIP Fund	Country	Shares/ Units		Value
[c]Exchange Traded Notes (Cost $927,123) 4.3%
Diversified Financials 4.3%
[d,e,f] iPATH Dow Jones-UBS Commodity Index Total Return ETN, 6/12/36	United States	23,800		$874,650

Preferred Stocks 0.5%
Banks 0.2%
Banco Bradesco SA, ADR, pfd.	Brazil	3,500		43,855

Materials 0.3%
Vale SA, ADR, pfd., A	Brazil	3,500		49,035

Total Preferred Stocks (Cost $115,822)				92,890

		Principal Amount*
Foreign Government and Agency Securities 23.9%
Development Bank of Japan,
1.70%, 9/20/22	Japan	10,000,000	JPY	103,032
senior bond, 2.30%, 3/19/26	Japan	10,000,000	JPY	109,685
France Treasury Note, 1.75%, 2/25/17	France	200,000	EUR	284,822
Government of Canada, 2.75%, 6/01/22	Canada	160,000	CAD	151,688
Government of France, 3.25%, 4/25/16	France	150,000	EUR	219,965
Government of Germany, 2.25%, 4/11/14	Germany	300,000	EUR	414,971
Government of Italy, 4.25%, 9/01/19	Italy	150,000	EUR	220,574
Government of Japan, senior bond,
0.40%, 6/20/16	Japan	35,000,000	JPY	334,610
1.20%, 6/20/21	Japan	30,000,000	JPY	299,085
1.90%, 6/20/31	Japan	15,000,000	JPY	154,116
2.20%, 3/20/41	Japan	15,000,000	JPY	157,900
Government of Malaysia, 3.197%, 10/15/15	Malaysia	500,000	MYR	152,524
Government of Mexico, 8.00%, 12/07/23	Mexico	15,000	[g] MXN	128,311
[h]Government of Netherlands, Reg S, 1.75%, 7/15/23	Netherlands	200,000	EUR	264,196
Government of Poland,
5.75%, 9/23/22	Poland	300,000	PLN	109,689
4.00%, 10/25/23	Poland	300,000	PLN	96,771
Government of Singapore, 1.375%, 10/01/14	Singapore	200,000	SGD	159,715
Italy Treasury Bond,
5.50%, 9/01/22	Italy	150,000	EUR	232,136
[h]Reg S, 4.50%, 3/01/26	Italy	150,000	EUR	213,435
[h]Reg S, 4.75%, 9/01/44	Italy	200,000	EUR	272,536
Queensland Treasury Corp.,
5.75%, 7/22/24	Australia	150,000	AUD	143,131
senior note, 6.00%, 7/21/22	Australia	150,000	AUD	146,738
[h]U.K. Treasury Note, Reg S, 4.00%, 3/07/22	United Kingdom	250,000	GBP	452,940

Total Foreign Government and Agency Securities (Cost $4,920,038)				4,822,570

U.S. Government and Agency Securities 11.1%
U.S. Treasury Bond, 4.25%, 5/15/39	United States	100,000		106,281
U.S. Treasury Note,
2.375%, 8/31/14	United States	100,000		101,483
0.25%, 9/30/14	United States	400,000		400,352
0.25%, 1/15/15	United States	400,000		400,359
4.625%, 11/15/16	United States	300,000		333,047
4.00%, 8/15/18	United States	300,000		332,637

FMV-15

Franklin Templeton Variable Insurance Products Trust

Consolidated Statement of Investments, December 31, 2013 (continued)

Franklin Managed Volatility Global Allocation VIP Fund	Country	Principal Amount*	Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Note (continued)
2.00%, 11/15/21	United States	300,000	$285,984
1.75%, 5/15/22	United States	300,000	276,984

Total U.S. Government and Agency Securities (Cost $2,312,892)			2,237,127

Total Investments before Short Term Investments (Cost $19,054,345)			19,451,265

		Shares
Short Term Investments (Cost $328,219) 1.7%
Money Market Funds 1.7%
[d,i] Institutional Fiduciary Trust Money Market Portfolio	United States	328,219	328,219

Total Investments (Cost $19,382,564) 98.3%			19,779,484
Other Assets, less Liabilities 1.7%			351,275

Net Assets 100.0%			$20,130,759

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

bSee Note 1(d) regarding exchange traded funds.

cSee Note 1(e) regarding exchange traded notes.

dNon-income producing.

eThe security is owned by MVGAF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(f).

fSecurity does not guarantee any return of principal at maturity, upon redemption or otherwise. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee.

gPrincipal amount is stated in 100 Mexican Peso Units.

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $1,203,107, representing 5.98% of net assets.

iSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

FMV-16

Franklin Templeton Variable Insurance Products Trust

Consolidated Statement of Investments, December 31, 2013 (continued)

Franklin Managed Volatility Global Allocation VIP Fund

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	BBU	Sell	330,000	$296,218	3/10/14	$2,967	$—
British Pound Sterling	BBU	Sell	20,000	32,684	3/10/14	—	(418)

Unrealized appreciation (depreciation)						2,967	(418)

Net unrealized appreciation (depreciation)						$2,549

See Abbreviations on page FMV-30.

The accompanying notes are an integral part of these consolidated financial statements.

FMV-17

Franklin Templeton Variable Insurance Products Trust

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2013

Franklin Managed Volatility Global Allocation VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$19,054,345
Cost - Sweep Money Fund (Note 7)	328,219

Total cost of investments	$19,382,564

Value - Unaffiliated issuers	$19,451,265
Value - Sweep Money Fund (Note 7)	328,219

Total value of investments	19,779,484
Cash	140,755
Foreign currency, at value (cost $11,537)	11,501
Receivables:
Dividends and interest	65,945
Affiliates	141,053
Offering costs	51,188
Unrealized appreciation on forward exchange contracts	2,967

Total assets	20,192,893

Liabilities:
Payables:
Management fees	866
Distribution fees	5,948
Professional fees	52,726
Unrealized depreciation on forward exchange contracts	418
Accrued expenses and other liabilities	2,176

Total liabilities	62,134

Net assets, at value	$20,130,759

Net assets consist of:
Paid-in capital	$19,887,306
Distributions in excess of net investment income	(41,209)
Net unrealized appreciation (depreciation)	400,042
Accumulated net realized gain (loss)	(115,380)

Net assets, at value	$20,130,759

Class 2:
Net assets, at value	$10,065,346

Shares outstanding	1,000,000

Net asset value and maximum offering price per share	$10.07

Class 5:
Net assets, at value	$10,065,413

Shares outstanding	1,000,000

Net asset value and maximum offering price per share	$10.07

The accompanying notes are an integral part of these consolidated financial statements.

FMV-18

Franklin Templeton Variable Insurance Products Trust

Consolidated Financial Statements (continued)

Consolidated Statement of Operations

for the period ended December 31, 2013a

Franklin Managed Volatility Global Allocation VIP Fund
Investment income:
Dividends	$27,170
Dividends - Exchange traded funds	236,282
Interest	82,751

Total investment income	346,203

Expenses:
Management fees (Note 3a)	150,907
Distribution fees: (Note 3c)
Class 2	18,855
Class 5	7,546
Custodian fees (Note 4)	2,711
Reports to shareholders	3,545
Registration and filing fees	4,069
Professional fees	82,436
Organization costs	7,509
Amortization of offering costs	156,404
Other	2,565

Total expenses	436,547
Expense reductions (Note 4)	(31)
Expenses waived/paid by affiliates (Note 3e)	(284,851)

Net expenses	151,665

Net investment income	194,538

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	25,275
Foreign currency transactions	49,109
Futures contracts	(154,205)

Net realized gain (loss)	(79,821)

Net change in unrealized appreciation (depreciation) on:
Investments	396,918
Translation of other assets and liabilities denominated in foreign currencies	3,124

Net change in unrealized appreciation (depreciation)	400,042

Net realized and unrealized gain (loss)	320,221

Net increase (decrease) in net assets resulting from operations	$514,759

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

The accompanying notes are an integral part of these consolidated financial statements.

FMV-19

Franklin Templeton Variable Insurance Products Trust

Consolidated Financial Statements (continued)

Consolidated Statement of Changes in Net Assets

Franklin Managed Volatility Global Allocation VIP Fund
Period Ended December 31, 2013[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$194,538
Net realized gain (loss) from investments, foreign currency transactions and futures contracts	(79,821)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	400,042

Net increase (decrease) in net assets resulting from operations	514,759

Distributions to shareholders from:
Net investment income:
Class 2	(186,300)
Class 5	(197,700)

Total distributions to shareholders	(384,000)

Capital share transactions: (Note 2)
Class 2	10,000,000
Class 5	10,000,000

Total capital share transactions	20,000,000

Net increase (decrease) in net assets	20,130,759
Net assets:
End of period	$20,130,759

Distributions in excess of net investment income included in net assets:
End of period	$(41,209)

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

The accompanying notes are an integral part of these consolidated financial statements.

FMV-20

Franklin Templeton Variable Insurance Products Trust

Notes to Consolidated Financial Statements

Franklin Managed Volatility Global Allocation VIP Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Managed Volatility Global Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. Effective April 1, 2013, the Fund commenced operations offering two classes of shares: Class 2 and Class 5. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The Fund invests a significant portion of its assets in exchange traded funds (ETFs). The Fund relies on exemptive orders granted by the U.S. Securities and Exchange Commission (SEC) to the ETFs that permit the Fund to invest in certain ETFs beyond the 1940 Act’s limitations on a fund’s investment in other investment companies, subject to certain terms and conditions set forth in the exemptive orders. The accounting policies of the ETFs are outlined in their respective shareholder reports. A copy of each ETF’s shareholder report, in which the Fund invests, is available on the SEC website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The ETFs’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, ETFs, and exchange traded notes listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

FMV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Consolidated Financial Statements (continued)

Franklin Managed Volatility Global Allocation VIP Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

FMV-22

Franklin Templeton Variable Insurance Products Trust

Notes to Consolidated Financial Statements (continued)

Franklin Managed Volatility Global Allocation VIP Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2013, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

FMV-23

Franklin Templeton Variable Insurance Products Trust

Notes to Consolidated Financial Statements (continued)

Franklin Managed Volatility Global Allocation VIP Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Exchange Traded Funds

The Fund purchases ETFs. ETFs are registered investment companies under the 1940 Act and provide access to the returns of stock indices, bond indices, or a basket of assets and are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. There is a risk that the investment managers of the ETFs may make investment decisions that have a negative impact on the performance of the Fund.

e. Exchange Traded Notes

The Fund purchases exchange traded notes. Exchange traded notes are senior, unsecured, unsubordinated debt securities issued by an underwriting bank. Exchange traded notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of exchange traded notes include the credit risk of the issuer, counterparty risk, and the potential inability of the Fund to dispose of the exchange traded note in the normal course of business.

f. Investment in MVGAF Holdings Corp. (MVGAF Subsidiary)

The Fund invests in certain financial instruments through its investment in MVGAF Subsidiary. MVGAF Subsidiary is a Cayman Islands exempted liability company, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2013, MVGAF Subsidiary’s investments as well as any other assets and liabilities of MVGAF Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and MVGAF Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2013, the net assets of MVGAF Subsidiary were $1,014,537, representing 5.04% of the Fund’s consolidated net assets. The Fund’s investment in MVGAF Subsidiary is limited to 25% of consolidated assets.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all

FMV-24

Franklin Templeton Variable Insurance Products Trust

Notes to Consolidated Financial Statements (continued)

Franklin Managed Volatility Global Allocation VIP Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Income and Deferred Taxes (continued)

open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the ETFs. Since the ETFs have varied expense levels and the Fund may own different proportions of the ETFs at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Organization and Offering Costs

Organization costs were expensed as incurred. Offering costs are amortized on a straight line basis over twelve months.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FMV-25

Franklin Templeton Variable Insurance Products Trust

Notes to Consolidated Financial Statements (continued)

Franklin Managed Volatility Global Allocation VIP Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Period Ended December 31, 2013[a]
Class 2 Shares:	Shares	Amount
Shares sold	1,000,000	$10,000,000

Class 5 Shares:
Shares sold	1,000,000	$10,000,000

[a]For	the period April 1, 2013 (commencement of operations) to December 31, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and MVGAF Subsidiary pay an investment management fee to Advisers based on the average daily net assets of the Fund and MVGAF Subsidiary as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $1 billion
0.980%	Over $1 billion, up to and including $5 billion
0.960%	Over $5 billion, up to and including $10 billion
0.940%	Over $10 billion, up to and including $15 billion
0.920%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

Management fees paid by the Fund are reduced on assets invested in MVGAF Subsidiary, in an amount not to exceed the management fees paid by MVGAF Subsidiary.

Under a subadvisory agreement, FTIML and TAML, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund and MVGAF Subsidiary. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund or MVGAF Subsidiary.

FMV-26

Franklin Templeton Variable Insurance Products Trust

Notes to Consolidated Financial Statements (continued)

Franklin Managed Volatility Global Allocation VIP Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 5 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% and 0.10% per year of its average daily net assets of Class 2 and Class 5, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses), for each class of the Fund do not exceed 0.83% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014.

f. Other Affiliated Transactions

At December 31, 2013, Advisers owned 100% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund and MVGAF Subsidiary have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s and MVGAF Subsidiary’s custodian expenses. During the period ended December 31, 2013, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards not subject to expiration as follows:

Capital loss carryforwards:
Short term	$44,055
Long term	71,325

Total capital loss carryforwards	$115,380

The tax character of distributions paid during the period ended December 31, 2013, was as follows:

2013
Distributions paid from ordinary income	$384,000

FMV-27

Franklin Templeton Variable Insurance Products Trust

Notes to Consolidated Financial Statements (continued)

Franklin Managed Volatility Global Allocation VIP Fund

5. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$19,432,618

Unrealized appreciation	$858,670
Unrealized depreciation	(511,804)

Net unrealized appreciation (depreciation)	$346,866

Distributable earnings – Undistributed ordinary income	$11,395

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and offering costs.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2013, aggregated $20,610,277 and $1,527,624, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value Amount	Consolidated Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$2,967	Unrealized depreciation on forward exchange contracts	$418

FMV-28

Franklin Templeton Variable Insurance Products Trust

Notes to Consolidated Financial Statements (continued)

Franklin Managed Volatility Global Allocation VIP Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the period ended December 31, 2013, the effect of derivative contracts on the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$41,291	$2,549
Equity contracts	Net realized gain (loss) from futures contracts	(154,205)	—

For the period ended December 31, 2013, the average month end fair value of derivatives represented 0.09% of average month end net assets. The average month end number of open derivative contracts for the period was 1.

See Note 1(c) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which the Fund entered into on February 14, 2014 and matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FMV-29

Franklin Templeton Variable Insurance Products Trust

Notes to Consolidated Financial Statements (continued)

Franklin Managed Volatility Global Allocation VIP Fund

11. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$—	$56,205	$—	$56,205
Other Equity Investments[b]	957,547	—	—	957,547
Exchange Traded Funds	10,503,166	—	—	10,503,166
Exchange Traded Notes	874,650	—	—	874,650
Foreign Government and Agency Securities	—	4,822,570	—	4,822,570
U.S. Government and Agency Securities	—	2,237,127	—	2,237,127
Short Term Investments	328,219	—	—	328,219

Total Investments in Securities	$12,663,582	$7,115,902	$—	$19,779,484

Forward Exchange Contracts	$—	$2,967	$—	$2,967
Liabilities:
Forward Exchange Contracts	—	418	—	418

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Consolidated Statement of Investments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BBU - Barclays Bank PLC	AUD - Australian Dollar	ADR - American Depositary Receipt
	CAD - Canadian Dollar	ETF - Exchange Traded Fund
	EUR - Euro	ETN - Exchange Traded Note
GBP - British Pound
JPY - Japanese Yen
MXN - Mexican Peso
MYR - Malaysian Ringgit
PLN - Polish Zloty
SGD - Singapore Dollar

FMV-30

Franklin Templeton Variable Insurance Products Trust

Franklin Managed Volatility Global Allocation VIP Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Franklin Managed Volatility Global Allocation VIP Fund (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period April 1, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

FMV-31

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

For indexes sourced by Morningstar: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Dow Jones-UBS Commodity Index is a broadly diversified index designed to allow investors to track commodity futures through a single, simple measure. The index reflects the return on fully collateralized positions in the underlying futures contracts on physical commodities, which are reweighted and rebalanced annually on a price-percentage basis. The Dow Jones-UBS Commodity Indices are a joint product of DJI Opco, LLC, a subsidiary of S&P Dow Jones Indices LLC, and UBS Securities LLC (“UBS”) and have been licensed for use to S&P Opco, LLC and Franklin Templeton Companies, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, Dow Jones® and DJ are registered trademarks of Dow Jones Trademark Holding LLC, and “UBS” is a registered trademark of UBS AG. All content of the Dow Jones-UBS Commodity IndicesSM © S&P Dow Jones Indices LLC and UBS and their respective affiliates 2014. Reproduction of Dow Jones-UBS Commodity IndicesSM in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of Dow Jones-UBS Commodity IndicesSM.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

FMV-32

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	141	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	114	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:

Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products)(1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison—United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas) (1998-2013).

Principal Occupation During at Least the Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

FMV-33

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	Cbeyond, Inc. (business Communication Provider) (2010-2012), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President—Government Affairs, General Counsel and corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and formerly, John A. Sibely Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None

Principal Occupation During at Least the 5 Years:

President, Staples Europe (office supplies) (2012); President and Founder, Inc. (real estate and private equity investing); serves on private and non-profits boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Numbers of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2013	152	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member—Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since June 2013 and Trustee since 1988	141	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.,; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

FMV-34

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President—AML Compliance	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer—Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, some of the other subsidiaries of Franklin Resources, and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

FMV-35

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Councel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Councel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Councel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Councel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Councel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**	Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities law due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B.Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

FMV-36

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

FMV-37

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

For indexes sourced by Morningstar: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell® is a trademark and RussellTM is a servicemark of the Frank Russell Company.

Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry.

Dow Jones-UBS Commodity Index is a broadly diversified index designed to allow investors to track commodity futures through a single, simple measure. The index reflects the return on fully collateralized positions in the underlying futures contracts on physical commodities, which are reweighted and rebalanced annually on a price-percentage basis. The Dow Jones-UBS Commodity IndicesSM are a joint product of DJI Opco, LLC, a subsidiary of S&P Dow Jones Indices LLC, and UBS Securities LLC (“UBS”) and have been licensed for use to S&P Opco, LLC and Franklin Templeton Companies, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, Dow Jones® and DJ are registered trademarks of Dow Jones Trademark Holdings LLC, and “UBS” is a registered trademark of UBS AG. All content of the Dow Jones-UBS Commodity IndicesSM © S&P Dow Jones Indices LLC and UBS and their respective affiliates 2014. Reproduction of Dow Jones-UBS Commodity IndicesSM in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of Dow Jones-UBS Commodity IndicesSM.

FTSE EPRA/NAREIT Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets. FTSE® is a trademark of London Stock Exchange Plc and The Financial Times Limited and is used by FTSE under license.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/13, there were 226 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity

Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/13, there were 66 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/13, there were 50 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/13, there were 110 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500™ Value Index is market capitalization weighted and measures performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s 500 Index (S&P 500) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	141	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	114	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:

Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products)(1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas) (1998-2013).

Principal Occupation During at Least the Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	Cbeyond, Inc. (business communications provider) (2010-2012), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2013	152	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since June 2013 and Trustee since 1988	141	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**	Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

SI-1

VALUE	BLEND	GROWTH	SECTOR	GLOBAL	INTERNATIONAL	HYBRID	ASSET ALLOCATION	FIXED INCOME

< GAIN FROM OUR PERSPECTIVE® >

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2014 Franklin Templeton Investments. All rights reserved.	VIP2 A 02/14

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.
(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $883,945 for the fiscal year ended December 31, 2013 and $917,092 for the fiscal year ended December 31, 2012.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2013 and $7,040 for the fiscal year ended December 31, 2012. The services for which these fees were paid included preparation of tax returns for foreign governments and consultation on foreign withholding tax reporting.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended December 31, 2013 and $4,600 for the fiscal year ended December 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self certification forms.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2013 and $17,390 for the fiscal year ended December 31, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process and review on amortization/accretion matters.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $59,809 for the fiscal year ended December 31, 2013 and $158,267 for the fiscal year ended December 31, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process, certifying asset under management, and XBRL tagging on financial statements.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $66,739 for the fiscal year ended December 31, 2013 and $187,297 for the fiscal year ended December 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date February 27, 2014

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date February 27, 2014